AMENDED AND RESTATED



                                PARTNERSHIP AGREEMENT



                               OF HARRAH'S JAZZ COMPANY





                                        AMONG





                       HARRAH'S NEW ORLEANS INVESTMENT COMPANY,



                    NEW ORLEANS/LOUISIANA DEVELOPMENT CORPORATION



                                         AND



                              GRAND PALAIS CASINO, INC.





                                     dated as of



                                    March 15, 1994

                                  TABLE OF CONTENTS
                                  -----------------



                                                                       PAGE



          ARTICLE 1 - DEFINITIONS . . . . . . . . . . . . . . . . . . .   2



          ARTICLE 2 - FORMATION . . . . . . . . . . . . . . . . . . . .  20

               2.01   Partnership Agreement . . . . . . . . . . . . . .  20

               2.02   Organization and Name . . . . . . . . . . . . . .  21

               2.03   Place of Business and Principal Office;

                      Registered Agent and Registered Office  . . . . .  21

               2.04   Purpose and Title . . . . . . . . . . . . . . . .  21

               2.05   Term  . . . . . . . . . . . . . . . . . . . . . .  22





          ARTICLE 3 - CONTRIBUTIONS . . . . . . . . . . . . . . . . . .  22

               3.01   Initial Capital Contributions . . . . . . . . . .  22

               3.02   Value of Purchased Property . . . . . . . . . . .  25

               3.03   Additional Capital Contributions  . . . . . . . .  25

               3.04   Financing.  . . . . . . . . . . . . . . . . . . .  26

               3.05   Evidence of Partnership Interest  . . . . . . . .  26

               3.06   Percentage Share  . . . . . . . . . . . . . . . .  27

               3.07   Withdrawal of Capital; Loans  . . . . . . . . . .  27

               3.08   Capital Accounts  . . . . . . . . . . . . . . . .  27



          ARTICLE 4 - ALLOCATIONS AND DISTRIBUTIONS . . . . . . . . . .  29

               4.01   Allocations of Taxable Income . . . . . . . . . .  29

               4.02   Allocations of Tax Loss . . . . . . . . . . . . .  29

               4.03   Timing and Amount of Allocations of Taxable

                      Income and Tax Loss . . . . . . . . . . . . . . .  29

               4.04   Distributions of Cash Flow and Proceeds of Major

                      Capital Event . . . . . . . . . . . . . . . . . .  30

               4.05   Reallocation of Distribution Priorities . . . . .  31

               4.06   Priority and Distribution of Property . . . . . .  32

               4.07   Distribution of Tax Reserve . . . . . . . . . . .  33

               4.08   Additional Allocation Provisions  . . . . . . . .  33

               4.09   Guaranteed Payments . . . . . . . . . . . . . . .  39

               4.10   Unpermitted Payments, Distributions and

                      Reimbursements  . . . . . . . . . . . . . . . . .  42



          ARTICLE 5 - DECISIONS AND MANAGEMENT  . . . . . . . . . . . .  40

               5.01   Management  . . . . . . . . . . . . . . . . . . .  40

               5.02   Budget  . . . . . . . . . . . . . . . . . . . . .  51

               5.03   Compensation  . . . . . . . . . . . . . . . . . .  52

               5.04   Transactions with Related Parties . . . . . . . .  53

               5.05   Partner Groups  . . . . . . . . . . . . . . . . .  53



          ARTICLE 6 - TRANSFERS AND ASSIGNMENT  . . . . . . . . . . . .  55

               6.01   Restrictions on Transfers . . . . . . . . . . . .  55

               6.02   Right of First Refusal  . . . . . . . . . . . . .  58

               6.03   Grant of Security Interest  . . . . . . . . . . .  63

               6.04   Conditions on Transfers . . . . . . . . . . . . .  63

               6.05   Limit on Transferability  . . . . . . . . . . . .  67



          ARTICLE 7 - EVENTS OF DEFAULT . . . . . . . . . . . . . . . .  68

               7.01   Events of Default . . . . . . . . . . . . . . . .  68

          ARTICLE 8 - REMEDIES  . . . . . . . . . . . . . . . . . . . .  71

               8.01   Remedies  . . . . . . . . . . . . . . . . . . . .  71

               8.02   Choice of Remedies  . . . . . . . . . . . . . . .  72

               8.03   Buy/Sell  . . . . . . . . . . . . . . . . . . . .  73

               8.04   Advances; Buy-Down  . . . . . . . . . . . . . . .  80

               8.05   Appraisal Buyout  . . . . . . . . . . . . . . . .  85

               8.06   Non-Material Partner Appraisal Buyout . . . . . .  89

               8.07   Waiver  . . . . . . . . . . . . . . . . . . . . .  95

               8.08   Waiver Regarding Embassy  . . . . . . . . . . . .  95

               8.09   Waiver Regarding Harrah's and Manager . . . . . .  96



          ARTICLE 9 - VALUATION AND APPRAISAL PROCEDURES  . . . . . . .  96

               9.01   Voluntary Appraisal . . . . . . . . . . . . . . .  96

               9.02   Appraisal Panel . . . . . . . . . . . . . . . . .  96

               9.03   Appraised Value . . . . . . . . . . . . . . . . .  98

               9.04   Expenses  . . . . . . . . . . . . . . . . . . . .  98

               9.05   Qualification . . . . . . . . . . . . . . . . . .  99

               9.06   Continued Use of Appraisal  . . . . . . . . . . .  99



          ARTICLE 10 - REPRESENTATIONS, WARRANTIES AND INDEMNITIES  . .  99

               10.01  Representations and Warranties by the Partners  .  99

               10.02  Indemnities . . . . . . . . . . . . . . . . . . . 104

               10.03  Security For Certain Indemnities  . . . . . . . . 105

               10.04  Additional Indemnities  . . . . . . . . . . . . . 106

               10.05  Liability for Acts and Omissions  . . . . . . . . 107

               10.06  Joint and Several Liability . . . . . . . . . . . 108

               10.07  Indemnity Procedures  . . . . . . . . . . . . . . 108



          ARTICLE 11 - GAMING QUALIFICATION . . . . . . . . . . . . . . 111

               11.01  Gaming Qualifications in the State  . . . . . . . 111

               11.02  Other Gaming Qualifications . . . . . . . . . . . 113

               11.03  Lender Suitability  . . . . . . . . . . . . . . . 115



          ARTICLE 12 - DISPUTE RESOLUTION . . . . . . . . . . . . . . . 116

               12.01  Buy/Sell  . . . . . . . . . . . . . . . . . . . . 116

               12.02  Arbitration . . . . . . . . . . . . . . . . . . . 116



          ARTICLE 13 - ADMINISTRATION . . . . . . . . . . . . . . . . . 119

               13.01  Bank Accounts . . . . . . . . . . . . . . . . . . 119

               13.02  Books and Records . . . . . . . . . . . . . . . . 119

               13.03  Notices . . . . . . . . . . . . . . . . . . . . . 120



          ARTICLE 14 - FISCAL MATTERS . . . . . . . . . . . . . . . . . 123

               14.01  Fiscal Year . . . . . . . . . . . . . . . . . . . 123

               14.02  Accounting Decisions  . . . . . . . . . . . . . . 123

               14.03  Tax Returns . . . . . . . . . . . . . . . . . . . 123

               14.04  Elections . . . . . . . . . . . . . . . . . . . . 123

               14.05  Partnership Expenses  . . . . . . . . . . . . . . 124



          ARTICLE 15 - TERMINATION  . . . . . . . . . . . . . . . . . . 125

               15.01  Events of Dissolution . . . . . . . . . . . . . . 125

               15.02  Winding Up  . . . . . . . . . . . . . . . . . . . 126

               15.03  Distribution on Dissolution and Termination . . . 127



          ARTICLE 16 - COVENANTS  . . . . . . . . . . . . . . . . . . . 130

               16.01  Competing Business  . . . . . . . . . . . . . . . 130

               16.02  Prohibited Payments . . . . . . . . . . . . . . . 132

               16.03  Securities Law Requirements . . . . . . . . . . . 133

               16.04  Regulatory Information  . . . . . . . . . . . . . 133

               16.05  Confidentiality . . . . . . . . . . . . . . . . . 134

               16.06  Holding Entity Requirements . . . . . . . . . . . 134

               16.07  Lender Requirements . . . . . . . . . . . . . . . 136

               16.08  Supplementary Restrictions. . . . . . . . . . . . 138



          ARTICLE 17 - MISCELLANEOUS  . . . . . . . . . . . . . . . . . 138

               17.01  Governing Law . . . . . . . . . . . . . . . . . . 138

               17.02  Successors and Assigns  . . . . . . . . . . . . . 138

               17.03  Grammatical Changes . . . . . . . . . . . . . . . 139

               17.04  Captions  . . . . . . . . . . . . . . . . . . . . 139

               17.05  Severability  . . . . . . . . . . . . . . . . . . 139

               17.06  Counterparts  . . . . . . . . . . . . . . . . . . 139

               17.07  Other Matters . . . . . . . . . . . . . . . . . . 140

               17.08  Waiver of Right to Court Decree of Dissolution

                      and Partition . . . . . . . . . . . . . . . . . . 140

               17.09  Amendments  . . . . . . . . . . . . . . . . . . . 140

               17.10  Succeeding Business Day . . . . . . . . . . . . . 141

               17.11  Conflicts . . . . . . . . . . . . . . . . . . . . 141

               17.12  Personal Property . . . . . . . . . . . . . . . . 141

               17.13  No Third Party Rights . . . . . . . . . . . . . . 142

               17.14  Voluntary Agreement . . . . . . . . . . . . . . . 142

               17.15  Advice From Counsel . . . . . . . . . . . . . . . 142

               17.16  Judicial Interpretation . . . . . . . . . . . . . 142

               17.17  Attorneys' Fees . . . . . . . . . . . . . . . . . 142

               EXHIBITS



               EXHIBIT A    INITIAL CAPITAL CONTRIBUTIONS

               EXHIBIT B    REAL ESTATE AND EXISTING LIENS AND OBLIGATIONS

               EXHIBIT C    CONTRIBUTED STUDIES, PLANS, REPORTS AND

                            SPECIFICATIONS

               EXHIBIT D    OBLIGATIONS AND LIABILITIES INCURRED ON BEHALF

                            OF THE PARTNERSHIP

               EXHIBIT E    CLAIMS AND LITIGATION OF THE PARTNERS

               EXHIBIT F    CASINO CONCEPTUAL PLANS

               EXHIBIT G    FORM UCC-1 FINANCING STATEMENT

               EXHIBIT H    FORM OF REDEMPTION PROVISIONS TO BE INCLUDED IN

                            HOLDING ENTITY ARTICLES OF INCORPORATION OR

                            OTHER FORMATIVE DOCUMENTS

           1   AMENDED AND RESTATED                    UNITED STATES OF AMERICA
               PARTNERSHIP AGREEMENT                   STATE OF LOUISIANA
           2   OF HARRAH'S JAZZ COMPANY                PARISH OF ORLEANS
                         AMONG
           3   HARRAH'S NEW ORLEANS INVESTMENT COMPANY,
               NEW ORLEANS/LOUISIANA DEVELOPMENT CORPORATION
           4             AND
               GRAND PALAIS CASINO, INC.
           5
                         On this 14th day of March, 1994, before me, the
           6
               undersigned Notary Public, duly commissioned and qualified in and
           7
               for the State of Louisiana, Parish of Orleans, and in the
           8
               presence of the undersigned competent witnesses, personally came
           9
               and appeared:
          10

          11
                    HARRAH'S NEW ORLEANS INVESTMENT COMPANY, a Nevada
          12
                    corporation, having an office and mailing address at
          13
                    206 N. Virginia Street, Reno, Nevada 89501 (Taxpayer ID
          14
                    No. 62-1534758), represented herein by Colin V. Reed,
          15
                    its duly authorized Senior Vice President ("Harrah's");
          16

          17
                    NEW ORLEANS/LOUISIANA DEVELOPMENT CORPORATION, a
          18
                    Louisiana corporation having an office and mailing
          19
                    address at 3500 North Hullen, Metairie, Louisiana 70002
          20
                    (Taxpayer ID No. 72-1213495), represented herein by
          21
                    Wendell H. Gauthier, its duly authorized Chairman of
          22
                    the Board ("NOLDC"); and
          23

          24
                    GRAND PALAIS CASINO, INC., a Delaware corporation
          25
                    (f/k/a Celebration Park Casino, Inc.), having an office
          26
                    and mailing address at 111 Rue D'Iberville, New
          27
                    Orleans, Louisiana 70130 (Taxpayer ID No. 72-1214224),
          28
                    represented herein by Christopher B. Hemmeter, its duly

                    authorized Chairman of the Board ("Grand Palais");

           1   who, being duly sworn, declared that they hereby enter into an

           2   Amended and Restated Partnership Agreement effective as of March

           3   15, 1994, for purposes of amending, restating and superseding in

           4   its entirety that certain Partnership Agreement dated November

           5   29, 1993, among Harrah's, NOLDC and Grand Palais (the "Original

           6   Agreement"), and adopt Articles of Partnership of HARRAH'S JAZZ

           7   COMPANY as follows:

           8

           9

          10                               ARTICLE 1

          11

          12                              DEFINITIONS

          13

          14             Unless otherwise expressly provided herein or unless

          15   the context otherwise requires, each of the following terms when

          16   used herein shall have the following defined meanings:

          17

          18             "Additional Capital Contributions" means all capital

          19   contributions to the Partnership in excess of the Initial Capital

          20   Contributions.

          21

          22             "Adjusted Capital Account Deficit" has the meaning set

          23   forth in Section 4.08(g)(i) hereof.

          24

          25             "Affiliate" means, as to any Partner (or as to any

          26   other Person the affiliates of whom are relevant for purposes of

          27   any provisions of this Agreement), (i) any Person owned or

          28   Controlled by, under common ownership or Control with, or which

           1   owns or Controls, directly or indirectly, such Partner or other

           2   Person or any trustee of a Partner or other Person or limited

           3   partner of a Partner or other Person owning a majority interest

           4   in such Partner or other Person, and (ii) any members of such

           5   Partner's or other Person's immediate family.  For purposes

           6   hereof, shares or other ownership interests held by a trust shall

           7   be deemed to be owned pro rata by the beneficiaries of such

           8   trust, and members of the immediate family of any Partner or

           9   other Person shall mean the children, spouse and parents of such

          10   Partner or other Person and ownership shall mean ownership of any

          11   direct or indirect beneficial interest in the Person with respect

          12   to whom Affiliation is being determined.

          13

          14             "Agreement" means this Amended and Restated Partnership

          15   Agreement of Harrah's Jazz Company, as amended, modified or

          16   supplemented from time to time.

          17

          18             "Appraisal Buyout" has the meaning set forth in Section

          19   8.05(a) hereof.

          20

          21             "Appraisal Buyout Price" has the meaning set forth in

          22   Section 8.05(b) hereof.

          23

          24             "Appraisal Panel" has the meaning set forth in Section

          25   9.02(e) hereof.

          26

          27             "Appraised Value" has the meaning set forth in Section

          28   9.03 hereof.

           1             "Assembled Real Estate" means the real property

           2   described in Exhibit B-1 attached hereto and by this reference

           3   incorporated herein.

           4

           5             "Budget" means any or all of the Operating Budget,

           6   Temporary Casino Project Budget, Permanent Casino Project Budget

           7   and Remaining Property Project Budget.

           8

           9             "Business Day" means any day other than Saturday,

          10   Sunday or any day which is a federal or State holiday.

          11

          12             "Capital Account" has the meaning set forth in Section

          13   3.08(a) hereof.

          14

          15             "Capital Contribution" means the total amount of

          16   Initial Capital Contributions, Additional Capital Contributions

          17   and any other money and the agreed value of any property

          18   (determined net of any liabilities secured by such property that

          19   the Partnership is considered to assume or take subject to and

          20   determined consistently with Code Section 752(c) and without

          21   regard to Code Section 7701(g)) contributed, or to be

          22   contributed, as the case may be, to the Partnership by a Partner.

          23

          24             "Cash Flow" means all cash received by the Partnership

          25   from all sources (except Major Capital Events) remaining after

          26   payment of current expenses, liabilities, debts or obligations of

          27   the Partnership, including without limitation the deduction of

          28

           1   any Contingent Payments under and as defined in the Rivergate

           2   Lease and the Temporary Casino Lease.

           3

           4             "Casino Act" means Act 384 of 1992, codified as L.R.S.

           5   4:601, et seq., as amended.

           6

           7             "Casino Operating Contract" means the contract to be

           8   entered into between Louisiana Jazz Company and LEDGC pursuant to

           9   the LEDGC Proposal with respect to the Temporary Casino and/or

          10   the Permanent Casino as defined by Section 605 (6) of the Casino

          11   Act, as such contract may be amended from time to time by the

          12   parties thereto.

          13

          14             "City" means the City of New Orleans in the State.

          15

          16             "Code" means the Internal Revenue Code of 1986, as

          17   amended.

          18

          19             "Collateral" has the meaning set forth in Section

          20   10.03(d)(i) hereof.

          21

          22             "Completion Loan Agreement" means that certain

          23   Completion Loan Agreement contemplated to be entered into by and

          24   among the Partnership, Embassy Suites, Inc. and The Promus

          25   Companies Incorporated.

          26

          27             "Control" means the ability, whether by the direct or

          28   indirect ownership of shares or other equity interest, by

           1   contract or otherwise, to elect a majority of the directors of a

           2   corporation, to select the managing partner of a partnership (in

           3   the case of this Partnership, the power to direct the votes of

           4   two (2) of the three (3) members of the Executive Committee

           5   representing any Represented Group), or otherwise to select, or

           6   have the power to remove and select, a majority of those Persons

           7   exercising governing authority over an entity, and, in the case

           8   of a limited partnership shall mean the sole general partner, all

           9   of the general partners to the extent each has equal management

          10   control and authority, or the managing general partner or

          11   managing general partners thereof.

          12

          13             "Conversion Notice" has the meaning set forth in

          14   Section 8.04(b) hereof.

          15

          16             "Default Lender" has the meaning set forth in Section

          17   8.04(a)(ii) hereof.

          18

          19             "Default Loan" has the meaning set forth in Section

          20   8.04(a) hereof.

          21

          22             "Defaulted Obligations" has the meaning set forth in

          23   Section 10.03(d) hereof.

          24

          25             "Defaulting Indemnifying Partner" has the meaning set

          26   forth in Section 10.03(d) hereof.

          27

          28

         1             "Defaulting Partner" has the meaning set forth in

         2   Section 8.01 hereof.

         3

         4             "Disqualified Buyer" means any Person (i) engaged in a

         5   gaming business that generates in excess of Fifty Million Dollars

         6   ($50,000,000) in annual gross revenues; (ii) who has at any time

         7   in the 5-year period preceding any proposed Transfer been

         8   involved in any litigation set forth in any filing of a Form 10-

         9   Q, 10-K or 8-K with the Securities and Exchange Commission by

        10   Harrah's or any Affiliates that are Controlled by, under common

        11   Control with, or Controlling Harrah's, or (iii) any Person which

        12   has more than one-third ( 1/3) of its direct or indirect beneficial

        13   ownership interest owned or Controlled by any Person described in

        14   the foregoing clauses (i) and (ii).

        15

        16             "Distributions" means all distributions or other

        17   payments to Partners by the Partnership of cash or the fair

        18   market value of any property (determined net of any liabilities

        19   secured by such property that the distributee is considered to

        20   assume or take subject to and determined consistently with Code

        21   Section 752(c) and without regard to Code Section 7701(g))

        22   distributed to the Partners pursuant to Article 4 or Section

        23   15.03 hereof.

        24

        25             "Electing Partner" means a Nondefaulting Partner as

        26   determined pursuant to any of Sections 8.03, 8.04 or 8.06 hereof.

        27

        28

           1             "Embassy" means Embassy Suites, Inc., a Delaware

           2   corporation and an indirect parent of Harrah's.

           3

           4             "Event of Default" has the meaning set forth in Section

           5   7.01 hereof.

           6

           7             "Exercising Partners' Percentage Share" means for

           8   purposes of any election by a Material Partner pursuant to

           9   Sections 6.02, 8.03, 8.04 or 8.06 hereof a percentage equal to a

          10   fraction the numerator of which is any one electing Material

          11   Partner's aggregate Percentage Share and the denominator of which

          12   is the sum of all electing Material Partners' aggregate

          13   Percentage Shares.

          14

          15             "Executive Committee" has the meaning set forth in

          16   Section 5.01(a) hereof.

          17

          18             "First Appraiser" has the meaning set forth in Section

          19   9.02(a) hereof.

          20

          21             "Force Majeure", when used with reference to a

          22   specified Person, means any event beyond the reasonable control

          23   of such Person, including, without limitation, strike, lockout,

          24   breakdown, accident or other acts of God, acts of war,

          25   insurrection, civil strife and commotion, labor unrest, failure

          26   of supply despite the exercise of reasonable diligence by such

          27   Person, order or regulation of any governmental authority, and

          28   any litigation not instituted or caused by such Person

           1   interfering with the normal development or operation of the

           2   Project.

           3

           4             "Grand Palais" means Grand Palais Casino, Inc., a

           5   Delaware corporation (f/k/a Celebration Park Casino, Inc.).

           6

           7             "Grand Palais Riverboat" means a single riverboat

           8   gaming vessel, the rights to which are currently owned by Grand

           9   Palais Riverboat, Inc., which is to be located on the Mississippi

          10   River in Orleans Parish in the State together with any ownership

          11   or participating interest in any one terminal facility at a

          12   single location related thereto, and any joint venture with, or

          13   other participation in the revenues or management of, any other

          14   riverboat sharing such terminal facility.

          15

          16             "Gross Revenues" has the meaning set forth in the

          17   Management Agreement.

          18

          19             "Harrah's" means Harrah's New Orleans Investment

          20   Company, a Nevada corporation.

          21

          22             "Holding Entity" means the Partners and any

          23   corporation, partnership, trust, limited liability company,

          24   limited partnership or other entity or Person that, directly or

          25   remotely, holds any interest in the Partnership or any beneficial

          26   interest in any Partner's Partnership Interest.

          27

          28

           1             "House Bank" has the meaning set forth in Article

           2   1.01(gg) of the Management Agreement.

           3

           4             "Indemnified Person" means as to any Partner

           5   indemnified under Article 10 hereof, such Partner and any

           6   Affiliate of such Partner, and any agents, attorneys, officers,

           7   members, directors, stockholders or employees of such Partner or

           8   such Affiliate.

           9

          10             "Indemnifying Partner" has the meaning set forth in

          11   Section 4.05(b) hereof.

          12

          13             "Indemnifying Partner Default" has the meaning set

          14   forth in Section 10.03(d) hereof.

          15

          16             "Initial Capital Contributions" has the meaning set

          17   forth in Section 3.01(a) hereof.

          18

          19             "Institutional Investor" means a lender or

          20   institutional investor which is exempt from a suitability

          21   determination by LEDGC, or has been waived from a suitability

          22   determination by LEDGC.

          23

          24             "Keeper" has the meaning set forth in Section 10.03(g)

          25   hereof.

          26

          27             "LEDGC" means Louisiana Economic Development and Gaming

          28   Corporation, a special purpose corporation formed by the State

           1   pursuant to the Casino Act, or any successor governmental

           2   authority succeeding to its responsibilities to regulate the

           3   Temporary Casino and/or Permanent Casino.

           4

           5             "LEDGC Proposal" means the proposal, as amended, of

           6   Louisiana Jazz Company (f/k/a Harrah's Jazz Company), a Louisiana

           7   general partnership whose sole partners are NOLDC and Harrah's,

           8   to develop and operate the Project in response to the Second

           9   Request For Qualifications and Proposals from LEDGC dated

          10   July 21, 1993.

          11

          12             "Letter of Intent" means the letter dated October 13,

          13   1993, among Grand Palais Enterprises, Inc., Grand Palais, NOLDC

          14   and Harrah's, and the side letters thereto of even date therewith

          15   among NOLDC, Harrah's, Grand Palais and Grand Palais Enterprises,

          16   Inc., and among Harrah's, Harrah's New Orleans Management Company

          17   and NOLDC.

          18

          19             "Liquidator" has the meaning set forth in Section

          20   15.02(a) hereof.

          21

          22             "Major Capital Event" means any borrowings or equity or

          23   debt financings (except short term borrowing in the ordinary

          24   course of business) by the Partnership or otherwise relating to

          25   the Project (excluding any loan made pursuant to the Completion

          26   Loan Agreement, Partner Loans and any other loans to the

          27   Partnership made by a Partner or its Affiliate that is Controlled

          28   by, under common Control with, or Controlling such Partner), any

           1   sale of all or a portion of the Project or any Partnership assets

           2   (except dispositions of personal property and equipment in the

           3   ordinary course of business), any insured casualty loss or any

           4   condemnation or other involuntary conversion with respect to the

           5   Project (including losses covered by title insurance), or any

           6   revocation or breach by LEDGC under the Casino Operating

           7   Contract.

           8

           9             "Major Decisions" has the meaning set forth in Section

          10   5.01(d) hereof.

          11

          12             "Manager" means Harrah's New Orleans Management

          13   Company, a Nevada corporation.

          14

          15             "Management Agreement" means that certain Amended and

          16   Restated Management Agreement by and between the Louisiana Jazz

          17   Company (f/k/a Harrah's Jazz Company) and Manager, of even date

          18   herewith, and as it may be amended from time to time by the

          19   Partnership and Manager.

          20

          21             "Material Change Order" means any modification or

          22   change order with respect to any of the Remaining Project Budget,

          23   the Temporary Casino Project Budget, Temporary Casino Conceptual

          24   Plans, Permanent Casino Project Budget, or Permanent Casino

          25   Conceptual Plans which either (i) result in incremental increases

          26   or decreases in costs of Two Hundred Fifty Thousand Dollars

          27   ($250,000) per change order or One Million Dollars ($1,000,000)

          28   in the aggregate for all modifications or change orders with

           1   respect to the Temporary Casino or the Permanent Casino

           2   considered separately, or (ii) materially change the design or

           3   character of the Temporary Casino or Permanent Casino from that

           4   which is described in the Temporary Casino Conceptual Plans or

           5   the Permanent Casino Conceptual Plans; in either case excluding

           6   any modifications or change orders that result from (A) a Force

           7   Majeure with respect to the Partnership, (B) delays caused by the

           8   City, RDC, LEDGC or any other governmental agency, (C) changes in

           9   law or changes in the interpretation of existing law, (D) change

          10   in interest rates, (E) title encumbrances or defects, or (F)

          11   delays resulting from the conditional use, zoning and other land

          12   use entitlements necessary for the Project.

          13

          14             "Material Partner" means any Partner owning or

          15   controlling a twenty-six percent (26%) or greater Percentage

          16   Share in the Partnership.

          17

          18             "Minimum Balance" has the meaning set forth in Article

          19   8.03 of the Management Agreement.

          20

          21             "Monetary Default" means (i) the failure to make an

          22   Initial Capital Contribution when and as required by Section 3.01

          23   hereof, (ii) the failure to make an Additional Capital

          24   Contribution when and as required by Section 3.03 hereof, (iii)

          25   the failure to repay a Default Loan at its maturity date, (iv)

          26   the failure to pay any indemnity obligations to the Partnership

          27   pursuant to Sections 10.02 and 10.04 hereof when due pursuant to

          28   Section 10.07(c) hereof, and (v) the failure timely to contribute

           1   the amount of a negative Capital Account balance pursuant to

           2   Section 15.03 hereof.

           3

           4             "Named Parishes" has the meaning set forth in Section

           5   16.01(a) hereof.

           6

           7             "Net Partnership Price" has the meaning set forth in

           8   Section 8.03(e) hereof.

           9

          10             "NOLDC" means New Orleans/Louisiana Development

          11   Corporation, a Louisiana corporation.

          12

          13             "NOLDC Loan" means (i) fifty percent (50%) of the

          14   November Real Estate Loan, and (ii) a non-revolving loan from an

          15   Institutional Investor to NOLDC secured by its Partnership

          16   Interest in a principal amount equal to Twenty-Three Million

          17   Three Hundred and Thirty-Three Thousand, Three Hundred and Thirty

          18   Three and 33/100 Dollars ($23,333,333.33), plus any interest or

          19   other amounts due pursuant to the loan documents for such loan,

          20   the proceeds of which are solely used to fund Initial Capital

          21   Contributions or Additional Capital Contributions; provided that

          22   in no event may such NOLDC Loan exceed Forty Million Dollars

          23   ($40,000,000) in principal amount plus interest or other amounts

          24   due thereon.

          25

          26             "Non-Casino Investments" has the meaning set forth in

          27   Section 16.01(a) hereof.

          28

           1             "Nondefaulting Partners" has the meaning set forth in

           2   Section 8.01 hereof.

           3

           4             "Non-Material Partner Appraisal Buyout" has the meaning

           5   set forth in Section 8.06(a) hereof.

           6

           7             "Non-Material Partner Appraisal Buyout Price" has the

           8   meaning set forth in Section 8.06(b) hereof.

           9

          10             "Non-Material Partner Appraisal Purchaser" has the

          11   meaning set forth in Section 8.06(a)(ii) hereof.

          12

          13             "November Real Estate" means the real property

          14   described on Exhibit B-2 attached hereto and by this reference

          15   incorporated herein.

          16

          17             "November Real Estate Loan" means that certain Term

          18   Note in the original principal amount of $17,827,177.49 by and

          19   between First National Bank of Commerce and Louisiana Jazz

          20   Company, dated as of November 30, 1993, secured by a collateral

          21   mortgage encumbering the November Real Estate.

          22

          23             "Offer" has the meaning set forth in Section 8.03(b)

          24   hereof.

          25

          26             "Offer Related Partnership Interest" means a portion of

          27   the Partnership Interest of the Partner in which a Holding Entity

          28   directly or indirectly owns an interest determined by multiplying

           1   the Percentage Share of such Partner by the percentage of the

           2   ownership interest in such Partner directly or indirectly owned

           3   by the Holding Entity.

           4

           5             "Offer Related Partnership Interest Price" has the

           6   meaning set forth in Section 6.02(b) hereof.

           7

           8             "Offeree" has the meaning set forth in Section 8.03(d)

           9   hereof.

          10

          11             "Offered Interest" has the meaning set forth in Section

          12   6.02(b) hereof.

          13

          14             "Offeror" has the meaning set forth in Section 8.03(c)

          15   hereof.

          16

          17             "Operating Budget" means the pre-opening expense budget

          18   and annual budgets for the operation of the Temporary Casino or

          19   the Permanent Casino, as the case may be, attached to, or

          20   presented by the Manager and as approved by the Partnership

          21   pursuant to Article 8.02 of the Management Agreement.

          22

          23             "Operating Cash Deficiency" has the meaning set forth

          24   in Section 3.03(a) hereof.

          25

          26             "Original Agreement" has the meaning set forth in the

          27   recital to this Agreement.

          28

           1             "Partners" means Harrah's, NOLDC and Grand Palais, or

           2   any other Person who, at the time of reference thereto, has been

           3   admitted to the Partnership as a successor or additional Partner

           4   of the Partnership, in each such Person's capacity as a general

           5   partner.

           6

           7             "Partner Group" has the meaning set forth in Section

           8   5.05(a) hereof.

           9

          10             "Partner Group Representative" has the meaning set

          11   forth in Section 5.05(b) hereof.

          12

          13             "Partner Loans" means loans to the Partnership by any

          14   Partner made from time to time by any Partner with the approval

          15   of the Partnership or deemed to have been made pursuant to

          16   Section 3.03(c) hereof.

          17

          18             "Partner Minimum Gain" has the meaning set forth in

          19   Section 4.08(g)(iii) hereof.

          20

          21             "Partnership" means the partnership continued hereby.

          22

          23             "Partnership Agreement" means this Agreement as it may

          24   be amended from time to time pursuant to Section 17.09 hereof.

          25

          26             "Partnership Interest" means each Partner's total

          27   interest in the Partnership, including, without limitation, its

          28   Percentage Share, its Capital Account, its right to

           1   Distributions, and its right, if any, to participate in the

           2   management of the Partnership.

           3

           4             "Partnership Minimum Gain" has the meaning set forth in

           5   Section 4.08(g)(ii) hereof.

           6

           7             "Percentage Share" means the percentage assigned to

           8   each Partner by which each such Partner shall share in various

           9   allocations and Distributions of the Partnership in accordance

          10   with the terms of this Agreement.  The Percentage Share initially

          11   allocated to each Partner is set forth in Section 3.06 hereof,

          12   and is subject to the provisions of Section 8.04(b) hereof.

          13

          14             "Permanent Casino" means the official gaming

          15   establishment described in Sections 605 and 641 of the Casino Act

          16   to be constructed pursuant to the Permanent Casino Conceptual

          17   Plans and any further plans and specifications approved by the

          18   Partnership pursuant to Section 5.01(b) hereof or by Harrah's

          19   pursuant to Section 5.01(c) hereof.

          20

          21             "Permanent Casino Conceptual Plans" means conceptual

          22   plans and specifications for the Permanent Casino approved by the

          23   Partnership prior to the date of this Agreement as described in

          24   Exhibit F-2 attached hereto and by this reference incorporated

          25   herein and as thereafter modified from time to time by the

          26   Partnership pursuant to Section 5.01(b) hereof or by Harrah's

          27   pursuant to Section 5.01(c) hereof.

          28

           1             "Permanent Casino Project Budget" has the meaning set

           2   forth in Section 5.02(a) hereof.

           3

           4             "Permanent Casino Project Costs" has the meaning set

           5   forth in Section 5.02(b) hereof.

           6

           7             "Permanent/Temporary Casino Financing" means financing

           8   which meets the following criteria: (i) maximum required equity

           9   investment: Seventy Million Dollars ($70,000,000); (ii) non-

          10   recourse to the Partners; (iii) maximum interest rate of fourteen

          11   percent (14%) per annum; (iv) no equity sharing or contingent

          12   interest; (v) security consisting of first leasehold mortgage on

          13   the Temporary Casino and the Permanent Casino and a first lien on

          14   tangible personal property which is part of the Property; (vi)

          15   principal amount sufficient to obtain the Casino Operating

          16   Contract, acquire the Assembled Real Estate and the November Real

          17   Estate and to design, construct, complete, equip, furnish and

          18   open the Temporary Casino and the Permanent Casino (including,

          19   without limitation, any payments by the Partnership to the City,

          20   RDC, LEDGC or any Partner in connection therewith) according to

          21   the Permanent Casino Conceptual Plans and the Temporary Casino

          22   Conceptual Plans, but in no event less than Six Hundred Million

          23   Dollars ($600,000,000); (vii) weighted average maturity of any

          24   public bond financing portion of the financing of no less than

          25   seven (7) years, and no more than Two Hundred Million Dollars

          26   ($200,000,000) of principal payments required in any year; (viii)

          27   institutional lender or public debt with institutional lender

          28   trustee approved by LEDGC; and (ix) other terms and conditions

           1   customary for major casino financing transactions; or such other

           2   financing as may be approved by the Partnership to obtain the

           3   Casino Operating Contract, acquire the Assembled Real Estate and

           4   the November Real Estate and to design, construct, complete,

           5   equip, furnish and open the Temporary Casino and the Permanent

           6   Casino (including, without limitation, any payments by the

           7   Partnership to the City, RDC, LEDGC or any Partner in connection

           8   therewith).

           9

          10             "Person" means any individual, partnership, limited

          11   liability company, corporation, unincorporated association, trust

          12   or other entity.

          13

          14             "Prime Rate" means the prime rate of interest charged

          15   by Bankers Trust Company, New York, New York to borrowers on

          16   ninety (90) day unsecured commercial loans, as the same may be

          17   changed from time to time, but if such rate shall cease to be

          18   published, the Prime Rate shall be the prime rate of interest

          19   published in the Wall Street Journal, adjusted monthly on the

          20   first weekday of every month, or, if such rate shall cease to be

          21   published, an equivalent published rate of interest as determined

          22   by the Partnership.

          23

          24             "Proceeds of Major Capital Events" means the net

          25   proceeds of any Major Capital Event after deducting any closing

          26   costs or expenses arising in connection with the Major Capital

          27   Event, debt repaid in connection with such Major Capital Event

          28   out of such proceeds and any amounts reinvested in the Project or

           1   the Property or held in any escrow or other restricted accounts

           2   for investment in the Project, including without limitation the

           3   deduction of any Contingent Payments under and as defined in the

           4   Rivergate Lease and the Temporary Casino Lease.

           5

           6             "Project" means any business conducted at or with

           7   respect to the Property.

           8

           9             "Property" means the Temporary Casino, the Permanent

          10   Casino, the Assembled Real Estate, the November Real Estate and

          11   such additional movable and immovable property as the Partnership

          12   may determine to lease or acquire, that is either located thereat

          13   or used in connection with or relates to the business of the

          14   Partnership and, following its assignment to the Partnership

          15   pursuant to Section 3.01(b) hereof, the Casino Operating

          16   Contract.

          17

          18             "Public Offering" means the issuance and sale of stock

          19   or other equity interest in a Person pursuant to a public

          20   offering of such stock or equity interest registered with the

          21   Securities and Exchange Commission.

          22

          23             "Public Transfer" means a Transfer of (i) publicly-held

          24   stock or other equity interests in a Person provided that such

          25   stock or other equity interests are publicly held immediately

          26   prior to, at the time of, and immediately following such

          27   Transfer, or (ii) shares issued in an initial public offering

          28

           1   pursuant to a registration statement duly filed with and declared

           2   effective by the Securities and Exchange Commission.

           3

           4             "Qualified Institutional Buyer" means a qualified

           5   institutional buyer as defined in Rule 144A of the Securities and

           6   Exchange Commission promulgated pursuant to the Securities Act of

           7   1933, as amended.

           8

           9             "RDC" means Rivergate Development Corporation, a public

          10   benefit corporation formed by the City to act as the Landlord

          11   under the Rivergate Lease.

          12

          13             "Redeemed Interest" has the meaning set forth in

          14   Section 8.05(a) hereof.

          15

          16             "Regulatory Allocations" has the meaning set forth in

          17   Section 4.08(h) hereof.

          18

          19             "Remaining Partner" means a Partner who is eligible to

          20   exercise, but does not initiate, any remedy for purposes of any

          21   of Sections 8.03, 8.04 or 8.06 hereof.

          22

          23             "Remaining Property Project Budget" has the meaning set

          24   forth in Section 5.02(a) hereof.

          25

          26             "Remaining Property Project Costs" has the meaning set

          27   forth in Section 5.02(b) hereof.

          28

           1             "Representatives" has the meaning set forth in Section

           2   5.01(a)(i) hereof.

           3

           4             "Represented Group" means a Partner Group having at

           5   least one Material Partner as a member.

           6

           7             "Restricted Parties" has the meaning set forth in

           8   Section 16.01(a) hereof.

           9

          10             "Rivergate Lease" means that certain Amended Lease

          11   Agreement for the Permanent Casino by and among RDC, as Landlord;

          12   City, as Intervenor; and the Partnership, as Tenant, of even date

          13   herewith, and all documents incorporated therein by reference, as

          14   such lease and documents may be amended by the parties thereto

          15   from time to time.

          16

          17             "Second Appraiser" has the meaning set forth in Section

          18   9.02(b) hereof.

          19

          20             "Secured Party" has the meaning set forth in Section

          21   10.03(d) hereof.

          22

          23             "Securities Act" has the meaning set forth in Section

          24   10.03(d)(vi) hereof.

          25

          26             "Star Casino Riverboat" means that certain riverboat

          27   gaming vessel (and license authorizing the development and

          28   operation thereof) owned by Star Casino, Inc. (whose shareholders

           1   include Carl J. Eberts and Louie Roussel, III, shareholders of

           2   NOLDC) and located in Orleans Parish in the State.

           3

           4             "State" means the State of Louisiana.

           5

           6             "Subsequent Offer" has the meaning set forth in Section

           7   6.02(h) hereof.

           8

           9             "Tax Liabilities" means income tax liabilities which

          10   may be chargeable to any Partner, or, if such Partner is not a

          11   tax-paying entity, each beneficial owner of such Partner who is a

          12   tax-paying entity (using the maximum income tax rate applicable

          13   to such Partner or such tax-paying entity) for each fiscal year

          14   of the Partnership, in respect of the taxable income of the

          15   Partnership (net of any prior taxable loss of the Partnership not

          16   previously used to offset taxable income of the Partnership)

          17   shown on the information returns of the Partnership as of the end

          18   of the fiscal year of the Partnership as to which such

          19   determination is being made.

          20

          21             "Tax Reserve" means a reserve of the Partnership

          22   against Tax Liabilities to be established each year and to be

          23   equal to the estimated Tax Liabilities of the Partner or

          24   applicable tax-paying entity with the highest tax rate for its

          25   estimated Tax Liabilities for such year divided by such Partner's

          26   Percentage Share (or the Percentage Share beneficially owned by

          27   such tax-paying entity).  To the extent Tax Liabilities of the

          28   Partner or applicable tax-paying entity with the highest actual

           1   tax rate for Tax Liabilities in any one year exceeds the

           2   estimated amount in the Tax Reserve for such Partner or entity

           3   times its Percentage Share (or the Percentage Share beneficially

           4   owned by such tax-paying entity), the Tax Reserve shall be

           5   replenished from Cash Flow to an amount equal to its actual Tax

           6   Liabilities divided by its Percentage Share (or the Percentage

           7   Share beneficially owned by such tax-paying entity).

           8

           9             "Temporary Casino" means the temporary gaming

          10   establishment to be located at such site as shall be determined

          11   by the Partnership, subject to approval by LEDGC pursuant to

          12   Section 641(J) of the Casino Act, constructed pursuant to the

          13   Temporary Casino Conceptual Plans and any further plans and

          14   specifications approved by the Partnership pursuant to Section

          15   5.01(b) hereof or by Harrah's pursuant to Section 5.01(c) hereof.

          16

          17             "Temporary Casino Conceptual Plans" means conceptual

          18   plans and specifications for the Temporary Casino approved by the

          19   Partnership prior to the date of this Agreement as described on

          20   Exhibit F-1 attached hereto and by this reference incorporated

          21   herein and as thereafter modified from time to time by the

          22   Partnership pursuant to Section 5.01(b) hereof or by Harrah's

          23   pursuant to Section 5.01(c) hereof.

          24

          25             "Temporary Casino Lease" means that certain Temporary

          26   Casino Lease by and among the RDC, as Landlord; City, as

          27   intervenor; and the Partnership as Tenant, of even date herewith,

          28   and all documents incorporated therein, as such lease and

           1   documents may be amended by the parties thereto from time to

           2   time.

           3

           4             "Temporary Casino Project Budget" has the meaning set

           5   forth in Section 5.02(a) hereof.

           6

           7             "Temporary Casino Project Costs" has the meaning set

           8   forth in Section 5.02(b) hereof.

           9

          10             "Third Appraiser" has the meaning set forth in Section

          11   9.02(c) hereof.

          12

          13             "Transfer" has the meaning set forth in Section 6.01(a)

          14   hereof.

          15

          16             "Treasury Regulation" means the income tax regulations

          17   promulgated under the Code, as such regulations may be amended

          18   from time to time (including corresponding provisions of

          19   succeeding regulations).

          20

          21             "Unanimous Approval" means unanimous approval by the

          22   Represented Groups expressed by vote of their Representatives.

          23

          24             "Unsuitability Determination" has the meaning set forth

          25   in Section 11.01(b) hereof.

          26

          27             "Valuation Date" has the meaning set forth in Section

          28   8.05(a) hereof.

           2                               ARTICLE 2

           3

           4                               FORMATION

           5

           6             2.01 Partnership Agreement.  The Partnership is a
                              ---------------------

           7   general partnership organized under and pursuant to the terms of

           8   the partnership laws of the State and the Original Agreement.

           9   From and after its execution, this Agreement shall constitute the

          10   only agreement of partnership of the Partners, except as it may

          11   hereafter be amended pursuant to the provisions of this

          12   Agreement.  This Agreement represents the entire agreement and

          13   understanding of the parties hereto, and all prior agreements,

          14   understandings, representations and warranties in regard to the

          15   subject matter hereof, including without limitation, the Letter

          16   of Intent and the Original Agreement, are superseded hereby.

          17

          18             2.02 Organization and Name.  The name of the
                              ---------------------

          19   Partnership is "Harrah's Jazz Company".  At any such time as

          20   Harrah's or any Affiliates that are Controlled by, under common

          21   Control with, or Controlling Harrah's shall no longer be a

          22   Partner in the Partnership, the Partnership shall no longer be

          23   entitled to use the word "Harrah's" as a part of its name and

          24   shall thereupon change the name of the Partnership to eliminate

          25   the use of the word "Harrah's".  The partners of the Partnership

          26   shall be the Partners.  The Partners agree to execute such

          27   certificates or documents and make such filings and recordings

          28   and perform all other acts, including the filing of this

           1   Agreement and any amendments hereto, in appropriate governmental

           2   offices as may be required to effect any name change of the

           3   Partnership or otherwise in order to comply with all applicable

           4   laws.

           5

           6             2.03 Place of Business and Principal Office; Registered
                              --------------------------------------------------

           7   Agent and Registered Office
               ---------------------------

           8

           9             (a)  The principal place of business of the Partnership

          10   shall be the City and its principal office shall be One Canal

          11   Place, 365 Canal Street, New Orleans, Louisiana 70130, or at such

          12   other place as the Partners may agree.

          13

          14             (b)  The name and address of the registered agent for

          15   service of process on the Partnership in the State is The

          16   Prentice Hall Corporation System, Inc., 203 Carondelet Street,

          17   Suite 811, New Orleans, Louisiana 70130.  The registered office

          18   of the Partnership is located at such address.  The Partnership

          19   may designate any other Person as the registered agent and any

          20   other location as the registered office, respectively, as the

          21   Partnership deems appropriate, subject to applicable law.

          22

          23             2.04 Purpose and Title.  The purpose and business of
                              -----------------

          24   the Partnership shall be to own, develop and operate the Property

          25   and the Project.  The Partnership shall have the power to do all

          26   acts and things necessary, appropriate, convenient or useful in

          27   connection with the foregoing.  Title to any or all of the

          28   Property (or the interest of the Partnership therein) may be

           1   taken and held in the name of the Partnership and the power of

           2   direction vested in the Partnership or its designees, as provided

           3   in this Agreement.  The Partnership shall be a partnership only

           4   for the purposes described in this Section 2.04, and this

           5   Agreement shall not be deemed to create a partnership between the

           6   Partners with respect to any activities whatsoever other than the

           7   activities contemplated hereby or incident thereto.

           8

           9             2.05 Term.  The Partnership commenced on November 29,
                              ----

          10   1993 and shall continue in full force and effect until the date

          11   which is sixty-one (61) years from date of this Agreement, or

          12   until dissolution prior thereto pursuant to the provisions hereof

          13   or by operation of law.  Each Partner agrees not to withdraw from

          14   the Partnership prior to the end of the term of the Partnership

          15   set forth in this Section 2.05 or to terminate or dissolve the

          16   Partnership other than pursuant to Section 15.01 hereof.  If the

          17   Partnership is continued pursuant to Section 15.01(f) hereof

          18   following the bankruptcy of any Partner, any succession of the

          19   Partnership Interest of such Partner shall be deemed a Transfer,

          20   subject to and effective upon compliance with all terms and

          21   conditions of this Agreement.

          22

          23

          24

          25

          26

          27

          28

           1                               ARTICLE 3

           2

           3                             CONTRIBUTIONS

           4

           5             3.01 Initial Capital Contributions
                              -----------------------------

           6

           7             (a)  The Partners have previously made capital

           8   contributions to the Partnership.  The purchases, assignments and

           9   transfers to the Partnership pursuant to Section 3.01(b) hereof

          10   shall not result in any adjustments to the Capital Accounts of

          11   the Partners.  The Partners may from time to time hereafter prior

          12   to the closing of the Permanent/Temporary Casino Financing make

          13   additional capital contributions.  Prior to the closing of the

          14   Permanent/Temporary Casino Financing, the aggregate initial

          15   capital contributions to the Partnership (the "Initial Capital

          16   Contributions") shall be not less than the amounts set forth on

          17   Exhibit A attached hereto and by this reference incorporated

          18   herein.

          19

          20             (b)  The Partnership has purchased the Assembled Real

          21   Estate subject to existing debt and liens identified in Exhibit

          22   B-1 attached hereto and by this reference incorporated herein.

          23   The Partnership has purchased the November Real Estate subject to

          24   existing debt and liens identified in Exhibit B-2 hereto.  The

          25   Partnership has purchased and the Partners have assigned and

          26   transferred to the Partnership those certain studies, plans,

          27   specifications, engineering reports, environmental reports, and

          28   contracts relating to the development and operation of the

           1   Project (excluding the LEDGC Proposal) identified in Exhibit C

           2   attached hereto and by this reference incorporated herein

           3   together with all other intangibles and predevelopment assets

           4   relating to the Project.  NOLDC and Harrah's as partners of

           5   Louisiana Jazz Company shall apply for, and together with Grand

           6   Palais shall take all action within their control to obtain

           7   approval of LEDGC to the transfer of the Casino Operating

           8   Contract to the Partnership concurrently with its issuance of the

           9   Casino Operating Contract, such transfer to be in consideration

          10   of the assumption of all the obligations thereunder by the

          11   Partnership.  If LEDGC should refuse to approve the transfer of

          12   the Casino Operating Contract to the Partnership, and if such

          13   alternate procedure is available under the Casino Act, Harrah's

          14   and NOLDC shall apply for (i) the approval of LEDGC to the

          15   admission of Grand Palais to Louisiana Jazz Company, as an

          16   additional general partner; (ii) the approval of LEDGC to the

          17   amendment and restatement of the partnership agreement of

          18   Louisiana Jazz Company to replicate this Partnership Agreement;

          19   and (iii) the approval of RDC and the City to the assignment of

          20   the Rivergate Lease and Temporary Casino Lease to Louisiana Jazz

          21   Company in consideration of the assumption by Louisiana Jazz

          22   Company of such leases.  The events described in (i), (ii) and

          23   (iii) above shall be undertaken only if all three events are

          24   approved and closed simultaneously.  The Partners agree that each

          25   of the Partners acting alone may enforce the covenants set forth

          26   in the three (3) preceding sentences.  Each Partner agrees to

          27   execute such documents as may be necessary to consummate such

          28   events.

           1             (c)  The Partners agree that they shall receive

           2   reimbursements of their separate costs and expenses incurred by

           3   them for negotiating documents and performing acts necessary to

           4   form the Partnership, amend this Agreement, and acquire the

           5   Assembled Real Estate and November Real Estate, and enter into

           6   the Temporary Casino Lease and the Rivergate Lease, in the period

           7   between October 1, 1993 and the closing of the

           8   Permanent/Temporary Casino Financing, not to exceed Three Million

           9   Dollars ($3,000,000) to each Partner in the amounts as agreed

          10   upon by the Partnership only from the proceeds of the

          11   Permanent/Temporary Casino Financing, to the extent permitted by

          12   the lenders thereof.

          13

          14             (d)  The Partnership shall assume all principal and

          15   unpaid interest on each loan described on Exhibits B-1 and B-2

          16   hereto as obligations of the Partnership which shall be

          17   nonrecourse to the Partners.

          18

          19             (e)  All interest, property taxes, insurance and other

          20   carry costs incurred by Grand Palais with respect to the

          21   Assembled Real Estate and Louisiana Jazz Company with respect to

          22   the November Real Estate, during the period from October 1, 1993

          23   through March 15, 1994, shall be reimbursed pari passu to Grand
                                                           ---- -----

          24   Palais in respect of the Assembled Real Estate and Louisiana Jazz

          25   Company in respect of the November Real Estate, only from the

          26   Proceeds of a Major Capital Event following payment of amounts

          27   payable under Section 3.01(f) hereof.  Any interest, property

          28   tax, insurance or other carry costs with respect to the Assembled

           1   Real Estate or the November Real Estate which come due after

           2   March 15, 1994, and relate to the period from October 1, 1993

           3   through March 15, 1994, shall be prorated between the Partnership

           4   and Grand Palais or Louisiana Jazz Company, as the case may be.

           5   As any such costs hereafter come due, (i) the Partnership shall

           6   pay in cash the portion of any such costs allocable to the period

           7   after March 15, 1994, for the Assembled Real Estate and the

           8   November Real Estate, (ii) Grand Palais shall pay in cash the

           9   portion of any such costs allocable to the period prior to March

          10   15, 1994, for the Assembled Real Estate, and (iii) Louisiana Jazz

          11   Company shall pay in cash the portion of any such costs allocable

          12   to the period prior to March 15, 1994, for the November Real

          13   Estate.  All reimbursements made pursuant to this Section 3.01(e)

          14   shall be subject to the following terms and conditions:

          15

          16                (A)    such costs shall be audited and otherwise

          17   documented to the reasonable satisfaction of the Executive

          18   Committee; and

          19

          20                (B)    payment or reimbursement by the Partnership

          21   of such costs shall not be restricted by the Casino Act or other

          22   applicable law, rules, regulations or orders or be in violation

          23   of Section 16.02 hereof.

          24

          25             (f)  The Partnership shall pay and each Partner shall

          26   receive a payment for soft costs incurred prior to September 1,

          27   1993 in preparation for the development of the Temporary Casino

          28   and Permanent Casino and related personalty sold to the

           1   Partnership, as set forth on Exhibit A hereto.  Such payment

           2   shall be made only from and to the extent of any Proceeds of, and

           3   upon the occurrence of any Major Capital Events pari passu.  Such
                                                               ---- -----

           4   payment may only be used by such Partners for purposes of payment

           5   of, or reimbursement for, such soft costs for which it was

           6   distributed.  Each Partner will, within sixty (60) days following

           7   its receipt of such funds, provide an accurate accounting to the

           8   Partnership of all payments made with such funds and shall refund

           9   to the Partnership, and not otherwise use or distribute, any

          10   amounts not applied to the costs for which they were paid.  Any

          11   funds so refunded to the Partnership shall be held by the

          12   Partnership, if requested by the refunding Partner, for later

          13   disbursement to pay the costs for which it was reimbursed,

          14   provided that if such costs are not paid within one hundred

          15   twenty (120) days, the Partnership shall be excused from any

          16   obligation to pay the Partners for such costs.

          17

          18             3.02 Value of Purchased Property.  The Partners agree
                              ---------------------------

          19   that no credit or other amount in respect of any property

          20   purchased by or assigned or transferred to, the Partnership

          21   pursuant to Sections 3.01(b) and 3.01(f) hereof shall be credited

          22   or attributed to the Capital Account of any Partner.

          23

          24             3.03 Additional Capital Contributions
                              --------------------------------

          25

          26             (a)  Additional Capital Contributions shall be made in

          27   accordance with each Partner's Percentage Share within five (5)

          28   Business Days of written notice from the Partnership that such

           1   amount is needed because the Partnership lacks sufficient funds

           2   in excess of the Minimum Balance and House Bank, to pay its

           3   current costs, liabilities or expenses or any contractually

           4   required reserve (an "Operating Cash Deficiency").

           5

           6             (b)  Prior to making a call for an Additional Capital

           7   Contribution for any reason other than to fund an Operating Cash

           8   Deficiency, the Partnership shall first use reasonable efforts

           9   for at least twenty (20) days to obtain non-recourse financing

          10   from at least two (2) Institutional Investors.

          11

          12             (c)  If any Partners shall timely make all or any

          13   portion of any Additional Capital Contributions in response to

          14   any call for Additional Capital Contributions made from time to

          15   time pursuant to this Section 3.03 and any other Partner or

          16   Partners shall fail timely to make corresponding Additional

          17   Capital Contributions in an equal amount pursuant to any such

          18   call for Additional Capital Contributions, the portion of any

          19   Additional Capital Contribution contributed by any Partner or

          20   Partners in excess of the lowest amount of Additional Capital

          21   Contribution contributed by any other Partner shall be deemed to

          22   be Partner Loans bearing interest at a fixed rate equal to the

          23   greater of (i) the then Prime Rate plus three percent (3%) or

          24   (ii) nine and one-quarter percent (9 1/4%) per annum, but in no

          25   event greater than the maximum rate permitted by applicable law,

          26   from the date such amount was advanced until the date such amount

          27   is repaid; provided that such deemed Partner Loan shall not cure

          28   the default of the Partner failing to make an Additional Capital

           1   Contribution.  If NOLDC fails timely to make any Additional

           2   Capital Contributions pursuant to this Section 3.03, each

           3   Nondefaulting Partner shall have the option either to make a

           4   Default Loan to NOLDC pursuant to Section 8.04 hereof, or to fund

           5   directly to the Partnership all or any portion of NOLDC's

           6   Additional Capital Contribution as a Partner Loan on the same

           7   terms as a Partner Loan pursuant to the preceding sentence.  To

           8   the extent that every Partner failing timely to make an

           9   Additional Capital Contribution shall cure its default by

          10   thereafter making such Additional Capital Contribution or to the

          11   extent such Partner's failure to make such Additional Capital

          12   Contribution shall be cured by a Default Loan subsequently made

          13   to the Partner failing timely to make its Additional Capital

          14   Contribution, any Partner Loan deemed to have been made pursuant

          15   to this Section 3.03(c) shall from and after the date of such

          16   cure be thereafter deemed to be an equity contribution pursuant

          17   to Section 3.03(a) hereof but the Partnership shall remain liable

          18   for any interest accruing on any such Partner Loan up to the date

          19   of such cure or repayment of such Partner Loan.

          20

          21             3.04 Financing.  The Partnership desires to obtain
                              ---------

          22   Permanent/Temporary Casino Financing to fund all costs necessary

          23   to lease, design, construct, complete, equip, furnish and open

          24   the Temporary Casino and the Permanent Casino.

          25

          26             3.05 Evidence of Partnership Interest.  No certificates
                              --------------------------------

          27   or other evidence of ownership shall be issued with respect to

          28   the Partnership Interests except this Agreement which, when

           1   executed, shall solely represent and evidence the interest owned

           2   by each Partner.  In the event Partnership certificates are

           3   issued with respect to the Partnership Interests, such

           4   certificates shall be legended in accordance with the Casino Act

           5   and this Agreement and shall represent and evidence the interest

           6   owned by each Partner and shall bear a legend stating that such

           7   Partnership Interests are subject to any restrictions required by

           8   the Rivergate Lease and all the terms and conditions of this

           9   Partnership Agreement.

          10

          11             3.06 Percentage Share.  The Percentage Share which is
                              ----------------

          12   attributed to each Partner shall be as follows:

          13

          14                  Harrah's            33 1/3%

          15                  NOLDC               33 1/3%

          16                  Grand Palais        33 1/3%.

          17

          18   Such Percentage Shares are subject to revision pursuant to

          19   Article 8 hereof.

          20

          21             3.07 Withdrawal of Capital; Loans.  No Partner shall
                              ----------------------------

          22   have any right to withdraw or make a demand for withdrawal of all

          23   or any portion of such Partner's capital (or the amount, if any,

          24   reflected in such Partner's Capital Account).  No interest or

          25   additional share of profits shall be paid or credited to the

          26   Partners on their Capital Accounts, or on any undistributed

          27   profits or funds left on deposit with the Partnership; provided,

          28   however, that nothing herein contained shall be construed to

           1   prevent or prohibit the payment of interest on account of Partner

           2   Loans.  Any Partner Loans shall not increase a Partner's Capital

           3   Account or interest in the profits, losses, or Distributions, but

           4   shall be a debt due from the Partnership.  No Partner shall make

           5   Partner Loans to the Partnership unless such Partner Loans are

           6   approved by the Partnership or are made or deemed made pursuant

           7   to Section 3.03(c) hereof.

           8

           9             3.08 Capital Accounts
                              ----------------

          10

          11             (a)  There shall be established for each Partner on the

          12   books of the Partnership, as of the date hereof, a capital

          13   account (the "Capital Account") reflecting the excess (deficit)

          14   of (i) the sum of (A) such Partner's initial Capital Account

          15   balance which initial balance reflects the Initial Capital

          16   Contributions of such Partner to the Partnership, (B) such

          17   Partner's Additional Capital Contributions (if any) to its

          18   Capital Account made in accordance with this Agreement, (C) such

          19   Partner's share of taxable income and (D) such Partner's share of

          20   tax-exempt income of the Partnership over (ii) the sum of (A)

          21   such Partner's share of tax losses, (B) such Partner's share of

          22   other Partnership expenditures that are not deductible for

          23   federal income tax purposes and (C) any Distributions to such

          24   Partner, (iii) as adjusted by such Partner's share of income,

          25   gain, deduction or loss described in Treasury Regulation Section

          26   1.704-1(b)(2)(iv)(g) to reflect differences between adjusted

          27   basis for tax purposes and the value reflected in the Capital

          28   Accounts.

           1             (b)  Notwithstanding any other provision in this

           2   Section 3.08 or elsewhere in this Agreement, each Partner's

           3   Capital Account shall be maintained and adjusted in accordance

           4   with the Code and the Treasury Regulations, including Treasury

           5   Regulation Section 1.704-1(b)(2)(iv).  It is intended that

           6   appropriate adjustments shall thereby be made to Capital Accounts

           7   to give effect to any income, gain, loss or deduction (or items

           8   thereof) that is specially allocated pursuant to this Agreement.

           9

          10             (c)  A Partner's Capital Account shall be reduced by

          11   the fair market value (determined without regard to Code Section

          12   7701(g)) of any property (net of liabilities secured by such

          13   property that the Partner is considered to assume or take subject

          14   to and determined consistently with Code Section 752(c))

          15   distributed by the Partnership to such Partner, whether in

          16   connection with a liquidation of the Partnership or of such

          17   Partner's Partnership Interest or otherwise.  Accordingly,

          18   Capital Accounts shall first be adjusted to reflect the manner in

          19   which the unrealized income, gain, loss and deduction inherent in

          20   such property (that has not been previously reflected in Capital

          21   Accounts) would be allocated, pursuant to Article 4 hereof, among

          22   the Partners if there were a taxable disposition of such property

          23   for its fair market value (taking Code Section 7701(g) into

          24   account) on the date of distribution.

          25

          26             (d)  The foregoing provisions and other provisions of

          27   this Agreement relating to the maintenance of Capital Accounts

          28   are intended to comply with Treasury Regulation Section 1.704-1,

           1   and shall be interpreted and applied in a manner consistent with

           2   such Treasury Regulation.  In the event the Partnership shall

           3   determine that it is prudent to modify the manner in which the

           4   Capital Accounts, or any debits or credits thereto, are computed

           5   in order to comply with such Treasury Regulation, the Partnership

           6   may make such modification, provided that it will not have a

           7   material adverse effect on the amounts distributable to any

           8   Partner during the operation of, or upon the dissolution of, the

           9   Partnership.

          10

          11

          12                               ARTICLE 4

          13

          14                     ALLOCATIONS AND DISTRIBUTIONS

          15

          16             4.01 Allocations of Taxable Income.  Except as provided
                              -----------------------------

          17   in Section 4.08 hereof, taxable income of the Partnership

          18   (including any gain realized in a Major Capital Event) shall be

          19   allocated among the Partners in accordance with their Percentage

          20   Shares.

          21

          22             4.02 Allocations of Tax Loss.  Except as provided in
                              -----------------------

          23   Section 4.08 hereof, tax loss of the Partnership (including any

          24   loss realized in a Major Capital Event) shall be allocated among

          25   the Partners in accordance with their Percentage Shares.

          26

          27             4.03 Timing and Amount of Allocations of Taxable Income
                              --------------------------------------------------

          28   and Tax Loss.  Taxable income and tax loss of the Partnership
               ------------

           1   shall be determined and allocated with respect to each fiscal

           2   year of the Partnership as of the end of such year.  Subject to

           3   the other provisions of this Article 4, an allocation to a

           4   Partner of a share of taxable income or tax loss shall be treated

           5   as an allocation of the same share of each item of income, gain,

           6   loss or deduction that is taken into account in computing taxable

           7   income or tax loss of the Partnership.

           8

           9             4.04 Distributions of Cash Flow and Proceeds of Major
                              ------------------------------------------------

          10   Capital Event.  Cash Flow and Proceeds of Major Capital Events
               -------------

          11   shall be reserved or distributed as follows:

          12

          13             (a) to establish reserves for: (i) contingent or

          14   unforeseen obligations, debts or liabilities of the Partnership

          15   which may be deemed reasonably necessary by the Partnership's

          16   accountants, (ii) amounts required by any contracts or agreements

          17   of the Partnership, or (iii) such other purposes as the

          18   Partnership may decide;

          19

          20             (b)  to repay any principal and interest on Partner

          21   Loans deemed made pursuant to Section 3.03(c) hereof on a first

          22   in - first out basis, and if there are more than one Partner Loan

          23   made or deemed made pursuant to Section 3.03(c) hereof of equal

          24   priority, on a pari passu basis;
                              ---- -----

          25

          26             (c)  to establish the Tax Reserve to be held by the

          27   Partnership and distributed in accordance with Section 4.07

          28   hereof;

           1             (d) subject to Section 4.05 hereof, to repayment to the

           2   Partners first of any interest due on any Partner Loans other

           3   than those made or deemed made pursuant to Section 3.03(c) hereof

           4   pari passu in accordance with the total amount of interest
               ---- -----

           5   outstanding on all such Partner Loans and, second of any

           6   principal due on any Partner Loans other than those made or

           7   deemed made pursuant to Section 3.03(c) hereof pari passu in
                                                              ---- -----

           8   accordance with the total amount of principal outstanding on all

           9   such Partner Loans, or in such other order of priority as the

          10   Partnership shall agree upon at the time any Partner Loan other

          11   than those made or deemed made pursuant to Section 3.03(c) hereof

          12   is approved by the Partnership; and

          13

          14             (e)  subject to Section 4.05 hereof, to the Partners in

          15   accordance with their respective Percentage Shares.

          16

          17             4.05 Reallocation of Distribution Priorities
                              ---------------------------------------

          18

          19             (a)  At any time when any Default Loan shall be

          20   outstanding, all Distributions pursuant to Sections 4.04 or 15.03

          21   hereof from and after the making of such Default Loan to which

          22   the Defaulting Partner would otherwise be entitled shall be

          23   considered a Distribution to the Defaulting Partner but shall be

          24   paid directly to the Default Lender to be applied first against

          25   interest and then against the principal of any Default Loans

          26   until the repayment in full of all accrued interest and principal

          27   of any Default Loans or an election or elections by any Default

          28   Lender pursuant to Sections 8.04(b) or 8.04(c) hereof to increase

           1   the Default Lender's Percentage Share with respect to all Default

           2   Loans which have not previously been repaid in full.  If there

           3   are more than one Default Loans outstanding to a Nondefaulting

           4   Partner or Partners, any Distributions to be paid directly to any

           5   Default Lender pursuant to this Section 4.05(a) shall be applied

           6   to such Default Loans on a first in-first out basis.  If there

           7   are more than one Default Loans of equal priority, such

           8   Distributions shall be applied to such Default Loans on a pari
                                                                         ----

           9   passu basis.  Any such amounts so applied to accrued and unpaid
               -----

          10   interest and then to principal on a Default Loan shall be

          11   considered a Distribution to, and deducted from the Capital

          12   Account of, the Defaulting Partner to whom such Default Loan was

          13   made.  At any time when payments are currently due and owing on

          14   the NOLDC Loan, Distributions otherwise payable to the Default

          15   Lender of a Default Loan to NOLDC shall be paid to NOLDC, but

          16   only to the extent that NOLDC in fact applies such Distributions

          17   to the repayment of the NOLDC Loan.  The Partnership shall make

          18   any such payment by a check to the lender of the NOLDC Loan.  Any

          19   such amounts so applied to the NOLDC Loan shall be considered a

          20   Distribution to, and shall be deducted from the Capital Account

          21   of, NOLDC.

          22

          23             (b)  Where a Distribution is otherwise available to a

          24   Partner pursuant to Section 4.04 hereof or Section 15.03 hereof

          25   and any such Partner shall owe or have its Partnership Interest

          26   encumbered to secure any amount due to any Indemnified Person

          27   pursuant to Section 10.02 hereof or Section 10.04 hereof (an

          28   "Indemnifying Partner"), such Distribution shall be considered a

           1   Distribution to such Partner but shall be paid directly to the

           2   Indemnified Person, subject and subordinate to any rights of a

           3   secured Institutional Investor holding a valid and enforceable

           4   security interest therein to receive Distributions and the rights

           5   of Harrah's pursuant to its security interest in NOLDC's

           6   Partnership Interest granted by that certain Harrah's/NOLDC Loan

           7   Agreement of even date herewith, until such amount owed under

           8   Section 10.02 hereof or Section 10.04 hereof shall have been

           9   satisfied; provided that if the Indemnifying Partner also is a

          10   Defaulting Partner to whom a Default Loan is outstanding, any

          11   Distributions otherwise payable to such Defaulting Partner shall

          12   first be applied pursuant to Section 4.05(a) hereof until its

          13   Default Loans are repaid and thereafter shall be applied pursuant

          14   to this Section 4.05(b).  Any such amounts so applied to

          15   indemnity obligations or Default Loans shall be considered a

          16   Distribution to such Partner and shall be deducted from the

          17   Indemnifying Partner's Capital Account.

          18

          19             4.06 Priority and Distribution of Property.  Except as
                              -------------------------------------

          20   provided in Section 4.05 hereof or otherwise expressly provided

          21   in this Agreement, no Partner shall have priority over any other

          22   Partner as to the return of capital, allocation of income or

          23   losses, or distributions of Cash Flow or Proceeds of Major

          24   Capital Events or any other Distributions.  No Partner shall have

          25   the right to demand or receive property other than cash for its

          26   Capital Contributions to the Partnership or in payment of its

          27   share of Cash Flow, Proceeds of Major Capital Events or other

          28   Distributions.

           1             4.07 Distribution of Tax Reserve.  Within sixty (60)
                              ---------------------------

           2   days after the end of each Partnership fiscal year during which a

           3   Tax Reserve has been created, the Partnership shall distribute

           4   such Tax Reserve to the Partners, such Distribution to be

           5   allocated among the Partners based on each Partner's Percentage

           6   Share.

           7

           8             4.08 Additional Allocation Provisions.  Notwithstanding
                              --------------------------------

           9   the foregoing provisions of this Article 4:

          10

          11             (a)  The losses allocated under Section 4.02 hereof to

          12   any Partner shall not exceed the maximum amount of losses that

          13   can be so allocated without causing such Partner to have an

          14   Adjusted Capital Account Deficit at the end of any fiscal year.

          15   If some but not all of the Partners would have Adjusted Capital

          16   Account Deficits as a consequence of an allocation of losses

          17   pursuant to Section 4.02 hereof, then the limitation set forth in

          18   this Section 4.08(a) shall be applied so as to allocate the

          19   maximum permissible loss to each Partner under the preceding

          20   sentence and Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

          21   Losses, the allocation of which to any Partner are prohibited

          22   under the first sentence of this Section 4.08(a), shall be

          23   allocated to the remaining Partners in proportion to their

          24   respective Percentage Shares.

          25

          26             (b)  Notwithstanding any other provisions of this

          27   Section 4.08, if there is a net decrease in Partnership Minimum

          28   Gain during any Partnership fiscal year, each Partner shall be

           1   specially allocated items of Partnership income and gain (as

           2   specified in Treasury Regulations Sections 1.704-2(f)(6) and

           3   1.704-2(j)(2)(i)) for such year (and, if necessary, for

           4   subsequent years, as provided in Treasury Regulation Section

           5   1.704-2(j)(2)(iii)) in an amount equal to the portion of such

           6   Partner's share of the net decrease in such Partnership Minimum

           7   Gain, determined in accordance with Treasury Regulation Section

           8   1.704-2(g)(2).  The items of income and gain to be so specially

           9   allocated pursuant to this Section 4.08(b) shall be determined in

          10   accordance with Treasury Regulation Section 1.704-2(f).  This

          11   Section 4.08(b) is intended to comply with the minimum gain

          12   chargeback requirement of Treasury Regulation Section 1.704-2(f)

          13   and shall be interpreted consistently therewith.

          14

          15             (c)  Notwithstanding any provision of this Section 4.08

          16   to the contrary (except Section 4.08(b) hereof), if there is a

          17   net decrease in Partner Minimum Gain attributable to a "partner

          18   nonrecourse debt" (within the meaning of Treasury Regulation

          19   Section 1.704-2(b)(4)) during any Partnership fiscal year, each

          20   Partner who has a share of the Partner Minimum Gain attributable

          21   to such partner nonrecourse debt, determined in accordance with

          22   Treasury Regulation Section 1.704-2(i)(5), shall be specially

          23   allocated items of Partnership income and gain (as specified in

          24   Treasury Regulation Section 1.704-2(j)(2)(ii)) for such fiscal

          25   year (and, if necessary, subsequent years, as provided in

          26   Regulation Section 1.704-(j)(2)(iii)) in an amount equal to the

          27   portion of such Partner's share of the net decrease in Partner

          28   Minimum Gain attributable to such partner nonrecourse debt,

           1   determined in accordance with Treasury Regulation Section

           2   1.704-2(g)(2).  The items of income and gain to be so specially

           3   allocated pursuant to this Section 4.08(c) shall be determined in

           4   accordance with Treasury Regulation Section 1.704-2(i)(4).  This

           5   Section 4.08(c) is intended to comply with the partner minimum

           6   gain chargeback requirement of Treasury Regulation Section

           7   1.704-2(i)(4) and shall be interpreted consistently therewith.

           8

           9             (d)  Subject to the priority rules of Treasury

          10   Regulation Section 1.704-2, if any Partner unexpectedly receives

          11   any adjustment, allocation or distribution described in Treasury

          12   Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-

          13   1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6) that causes or

          14   increases an Adjusted Capital Account Deficit with respect to

          15   such Partner, items of Partnership income and gain shall be

          16   specially allocated to such Partner in an amount and manner

          17   sufficient to eliminate, to the extent required by Treasury

          18   Regulation Sections 1.704-1(b) and 1.704-2, the Adjusted Capital

          19   Account Deficit of such Partner as quickly as possible.  It is

          20   intended that this Section 4.08(d) qualify and be construed as a

          21   "qualified income offset" within the meaning of Treasury

          22   Regulation Section 1.704-1(b)(2)(ii)(d).

          23

          24             (e)  If special allocations are required under Sections

          25   4.08(b), 4.08(c) and/or 4.08(d) hereof in any fiscal year, such

          26   allocations shall be made in the priorities required by Treasury

          27   Regulation Sections 1.704-1(b) and 1.704-2.

          28

           1             (f)  "Nonrecourse deductions" (within the meaning of

           2   Treasury Regulation Sections 1.704-2(b)(1) and 1.704-2(c)) for

           3   any fiscal year or other period shall be specially allocated to

           4   the Partners in proportion to their Percentage Shares.  "Partner

           5   nonrecourse deductions" (within the meaning of Treasury

           6   Regulation Section 1.704-2(i)) for any fiscal year or other

           7   period shall be specially allocated to the Partner who bears the

           8   economic risk of loss with respect to the "partner nonrecourse

           9   debt" (within the meaning of Treasury Regulation Section

          10   1.704-2(b)(4)) to which such partner nonrecourse deductions are

          11   attributable in accordance with Treasury Regulation Section

          12   1.704-2(i).

          13

          14             (g)  As used herein, the following terms shall have the

          15   following meanings associated with them:

          16

          17                (i)    The term "Adjusted Capital Account Deficit"

          18   means, with respect to any Partner, the deficit balance, if any

          19   in such Partner's Capital Account as of the end of the relevant

          20   fiscal year, after giving effect to the following adjustments:

          21

          22                       (A)  Add to such Capital Account the

          23   following items: (1) the amount, if any, which such Partner is

          24   obligated to contribute to the Partnership upon liquidation of

          25   such Partner's interest; and (2) the amount which such Partner is

          26   deemed to be obligated to restore to the Partnership pursuant to

          27   the penultimate sentences of Treasury Regulation Sections

          28   1.704-2(g)(1) and 1.704-2(i)(5); and

           1                       (B)  Subtract from such Capital Account such

           2   Partner's share of the items described in Treasury Regulation

           3   Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and

           4   1.704-1(b)(2)(ii)(d)(6).

           5

           6               (ii)    The term "Partnership Minimum Gain" shall

           7   have the meaning set forth in Treasury Regulation Sections

           8   1.704-2(b) and 1.704-2(d).

           9

          10              (iii)    The term "Partner Minimum Gain" means an

          11   amount, with respect to each "partner nonrecourse debt" (within

          12   the meaning of Treasury Regulation Section 1.704-2(b)(4)), equal

          13   to the Partnership Minimum Gain that would result if such partner

          14   nonrecourse debt were treated as a "nonrecourse liability"

          15   (within the meaning of Treasury Regulation Sections 1.704-2(b)(3)

          16   and 1.752-1 (a)(2)), determined in accordance with Treasury

          17   Regulation Section 1.704-2(i).

          18

          19             (h)  The Partners acknowledge that all Distributions

          20   (including distributions upon liquidation of the Partnership) are

          21   intended to be made in accordance with the priorities set forth

          22   in Sections 4.04, 4.05 and 15.03 hereof and that the Partners'

          23   Capital Accounts are intended to reflect the manner in which such

          24   distributions are intended to be made.  The allocations set forth

          25   in Sections 4.08(a) (last sentence), 4.08(b), 4.08(c), 4.08(d)

          26   and/or 4.08(e) hereof (the "Regulatory Allocations") are intended

          27   to comply with certain requirements of Treasury Regulation

          28   Sections 1.704-1(b) and 1.704-2, but may result in distortions of

           1   the Partners' Capital Accounts in relation to the Distributions

           2   that each Partner is intended to receive from the Partnership.

           3   Notwithstanding the provisions of Sections 4.01, 4.02, 4.03 and

           4   4.08 hereof (other than the Regulatory Allocations), the

           5   Regulatory Allocations shall be taken into account in allocating

           6   other items of income, gain, loss and deduction among the

           7   Partners so that, to the extent possible, at any point in time

           8   the Partners' Capital Accounts shall reflect the manner in which

           9   Distributions would be made to the Partners if the Partnership

          10   were liquidated and the proceeds of such liquidation were

          11   distributed to the Partners in accordance with Section 15.03

          12   hereof.

          13

          14             (i)  For any fiscal year during which (i) a Partner's

          15   Partnership Interest is assigned by such Partner (or by an

          16   assignee or successor in interest to a Partner) or (ii) a

          17   Partner's Percentage Share changes, the portion of the taxable

          18   income and tax loss of the Partnership that is allocable in

          19   respect of such Partner's Transferred or modified Partnership

          20   Interest shall be apportioned between the assignor and the

          21   assignee of such Partner's Partnership Interest, in the case of

          22   an assignment, or allocated, as otherwise provided in this

          23   Article 4, in the case of a change in Percentage Shares, on the

          24   basis of a monthly interim closing of the Partnership's books

          25   (with all items prorated equally to each day of such month),

          26   without regard to any payments or distributions made to the

          27   Partners before or after such assignment or change, except as

          28   otherwise provided in and required by Code Section 706(d)(2);

           1   provided that in any event any assignments or Transfers of any

           2   Partnership Interest shall be subject to the provisions of

           3   Article 6 hereof.

           4

           5             (j)  Amounts paid to a Person who is deemed a partner

           6   for federal income tax purposes shall be treated as either

           7   payments to a partner not acting as a partner under Code Section

           8   707(a) or as guaranteed payments under Code Section 707(c).  In

           9   the event that any amount claimed by the Partnership to

          10   constitute a deductible expense in any fiscal year is treated for

          11   federal income tax purposes as a distribution made to a Partner

          12   (or a Person deemed to be a partner for federal income tax

          13   purposes) in its capacity as a partner of the Partnership and not

          14   a guaranteed payment as defined in Code Section 707(c) or a

          15   payment to a Partner not acting in its capacity as a partner

          16   under Code Section 707(a), then the Partner (or other Person) who

          17   is deemed to have received such distribution shall first be

          18   allocated an amount of Partnership gross income equal to such

          19   payment, its Capital Account shall be reduced to reflect the

          20   distribution, and for purposes of this Article 4, taxable income

          21   and tax loss shall be determined after making the allocation

          22   required by this Section 4.08(j).

          23

          24             (k)  Notwithstanding any other provision of this

          25   Agreement, allocations of items for book and tax purposes and

          26   adjustments to the Partners' Capital Accounts shall be made in

          27   accordance with the provisions of Treasury Regulation Sections

          28   1.704-1(b) and 1.704-2.  In particular, as required by Treasury

           1   Regulation Section 1.704-1(b)(4)(i), income, gain, loss and

           2   deduction for tax purposes with respect to Partnership property

           3   revalued on the Partnership's books and records shall be shared

           4   among the Partners so as to take account of the variation between

           5   the adjusted tax basis of such property and its book value in the

           6   same manner as variations between the adjusted tax basis and fair

           7   market value of property contributed to a partnership are to be

           8   taken into account in determining the Partners' shares of tax

           9   items under Code Section 704(c).

          10

          11             (l)  Notwithstanding the foregoing provisions of this

          12   Article 4, income, gain, loss and deduction with respect to

          13   property contributed to the Partnership by a Partner shall be

          14   shared among the Partners, pursuant to Treasury Regulations

          15   promulgated under Code Section 704(c), so as to take account of

          16   the variation, if any, between the basis of the property to the

          17   Partnership and its fair market value at the time of

          18   contribution.

          19

          20             (m)  In the event that the Code or any Treasury

          21   Regulations promulgated thereunder require allocations of items

          22   of income, gain, loss, deduction or credit different from those

          23   set forth in this Agreement, upon the advice of the Partnership's

          24   counsel or accountants, the Partners shall make new allocations

          25   in reliance upon the Code, the Treasury Regulations and such

          26   advice of the Partnership's counsel or accountants.

          27

          28

           1             4.09 Guaranteed Payments
                              -------------------

           2

           3             (a)  If any Partner or its Affiliate has been required

           4   to pay to the Landlord a portion of its Profit (as Profit and

           5   Affiliate are defined in the Temporary Casino Lease and in the

           6   Rivergate Lease) upon a sale, assignment, transfer or other

           7   disposition of any ownership interest in such Partner or its

           8   Affiliate pursuant to Section 24.1 of the Rivergate Lease or

           9   Section 24.1 of the Temporary Casino Lease, upon a subsequent

          10   sale or other disposition of the Temporary Casino or Permanent

          11   Casino, as the case may be, which results in a credit to the

          12   Partnership against payments to Landlord pursuant to Section 4.8

          13   of the Rivergate Lease or Section 4.8 of the Temporary Casino

          14   Lease, as the case may be, such Partner shall receive a

          15   guaranteed payment in an amount equal to the credit received by

          16   the Partnership against the amount paid by the Partnership to the

          17   Landlord pursuant to Section 22.2 of the Rivergate Lease or

          18   Section 22.2 of the Temporary Casino Lease in respect of such

          19   subsequent sale or other disposition; provided that if the

          20   guaranteed payment as a result of such subsequent sale or other

          21   disposition is less than the amount of the previous payment to

          22   the Landlord by a Partner, any remaining amount of such previous

          23   payment shall be paid as a guaranteed payment to such Partner

          24   upon any sales or dispositions by the Partnership thereafter

          25   until such Partner has received guaranteed payments equal to the

          26   full amount of such previous payments.  If any guaranteed

          27   payments are due to more than one Partner pursuant to this

          28   Section 4.09(a), such guaranteed payments shall be made pari
                                                                       ----

           1   passu to such Partners from the proceeds of any such subsequent
               -----

           2   sale or other disposition.

           3

           4             (b)  To the extent a Partner does not receive

           5   reimbursements of costs and expenses of Three Million Dollars

           6   ($3,000,000) as provided in Section 3.01(c) hereof, such Partner

           7   shall receive a guaranteed payment in an amount equal to the

           8   difference between the amount actually received pursuant to

           9   Section 3.01(c) hereof and Three Million Dollars ($3,000,000).

          10   Such guaranteed payment shall be determined without regard to the

          11   income of the Partnership and shall constitute a guaranteed

          12   payment pursuant to Section 707(c) of the Code.  Such guaranteed

          13   payment shall be payable from the first Cash Flow or Proceeds of

          14   Major Capital Event available to the Partnership.

          15

          16             4.10 Unpermitted Payments, Distributions and
                              ---------------------------------------

          17   Reimbursements.  Notwithstanding any other provision in this
               --------------

          18   Agreement, the Partners agree that no payment, Distribution or

          19   reimbursement shall be made by the Partnership to any Partner if

          20   and to the extent any such payment, Distribution or reimbursement

          21   would be in violation of any gaming law, rule or regulation, or

          22   administrative determination applicable to such Partner or the

          23   Partnership and such Partner shall be otherwise subject to any

          24   other remedies as shall be required by applicable law.

          25

          26

          27

          28

           1                               ARTICLE 5

           2

           3                        DECISIONS AND MANAGEMENT

           4

           5             5.01 Management
                              ----------

           6

           7             (a)  Except as provided in Section 5.01(c) hereof,

           8   management and control of the Partnership shall be vested in the

           9   Executive Committee pursuant to this Section 5.01.  Except as

          10   otherwise provided in Sections 5.01(f) and (h) hereof, all

          11   decisions arising under this Agreement shall require Unanimous

          12   Approval.  No Partner shall hold itself out as having actual or

          13   apparent authority to bind the Partnership without first

          14   obtaining Unanimous Approval.  The Partnership shall act through

          15   a nine (9) member executive committee (the "Executive Committee")

          16   appointed and acting pursuant to the following procedures:

          17

          18                (i)    Each Represented Group shall appoint three

          19   (3) natural persons to be members on the Executive Committee (the

          20   "Representatives").  If any Represented Group fails at any time

          21   to have at least one of its three (3) Representatives duly

          22   appointed to the Executive Committee, such Represented Group

          23   shall forfeit its right to representation on the Executive

          24   Committee until such time as such Represented Group appoints at

          25   least one (1) natural person to be a Representative.  Each

          26   Represented Group shall have the right to replace any

          27   Representative appointed by such Represented Group at any time at

          28   its sole discretion by written notice to the Material Partner(s)

           1   who are members of the other Represented Groups.  One

           2   Representative of each three (3) Representative group

           3   representing a Represented Group on the initial Executive

           4   Committee shall be a member of a minority group.

           5

           6               (ii)    Each three (3) member group of

           7   Representatives representing a Represented Group on the Executive

           8   Committee shall be obligated to vote as a block and shall be

           9   controlled by a majority vote of such group of three

          10   Representatives.

          11

          12              (iii)    The Representatives may adopt by-laws to

          13   govern the conduct of the Executive Committee.

          14

          15               (iv)    Any Representative may participate in any

          16   duly noticed meeting through the use of any means of

          17   communication by which all Representatives participating may

          18   simultaneously hear and speak to each other during the meeting.

          19   A Representative participating in a meeting by this means shall

          20   be deemed to be present in person at such meeting.

          21

          22                (v)    Any action required or permitted to be taken

          23   by the Executive Committee may be taken without a meeting if the

          24   action is taken by at least two (2) Representatives of each three

          25   (3) member group of Representatives.  Any such action shall be

          26   evidenced by one or more written consents describing the action

          27   taken, signed by at least two (2) Representatives appointed by

          28   each Represented Group, and included in Partnership records

           1   reflecting such action.  Any such action shall be effective when

           2   the last required Representative signs the consent, unless the

           3   consent specifies a different effective date.

           4

           5               (vi)    Any Representative may waive any notice

           6   requirement of this Section 5.01 before or after the date and

           7   time stated in such notice.  Except as provided below, a

           8   Representative's waiver must be in writing, signed by such

           9   Representative and included in Partnership records with respect

          10   to such meeting.  A Representative's attendance at or

          11   participation in a meeting waives any required notice to such

          12   Representative unless the Representative objects at the beginning

          13   of the meeting to holding the meeting or to transacting business

          14   at the meeting and does not thereafter vote for or assent to

          15   action taken at such meeting.

          16

          17              (vii)    No Person other than the Material Partners

          18   who are members of any Represented Group shall have Control of,

          19   or the right to select, more than one Representative of any three

          20   (3) member group of Representatives on the Executive Committee

          21   unless the Partner Group Representatives of the remaining

          22   Represented Groups otherwise unanimously agree.  If any Partner

          23   Group no longer has a Material Partner as a member of its Partner

          24   Group, such Partner Group shall no longer be entitled to have

          25   representation on the Executive Committee.  Following any

          26   suspension of a right of representation by a Material Partner

          27   which is a Defaulting Partner pursuant to Section 8.01(e) hereof,

          28   such Represented Group of which such Material Partner is a member

           1   shall no longer be entitled to representation on the Executive

           2   Committee until such time as the Event of Default is cured.

           3

           4             (viii)    Unless otherwise agreed by the Partnership,

           5   all meetings of the Executive Committee shall be held in the City

           6   between 9:00 a.m. and 4:00 p.m. on any Tuesday, Wednesday or

           7   Thursday which is a Business Day.  Any Represented Group may call

           8   a meeting of the Executive Committee upon not less than three (3)

           9   days advance notice from a Material Partner who is a member of

          10   such Represented Group to the Material Partners who are members

          11   of each other Represented Group.  If no Representatives of a

          12   Represented Group appear at a duly noticed meeting, or if all

          13   Representatives of a Represented Group who do appear abstain from

          14   voting at a duly noticed meeting, Unanimous Approval shall be

          15   deemed to mean the unanimous consent of those Represented Groups

          16   whose Representatives appear at such duly noticed meeting and who

          17   vote at such duly noticed meeting of the Executive Committee.

          18   Members of Represented Groups may vote by proxies for any other

          19   members of their three (3) member group of Representatives on the

          20   Executive Committee.  A Represented Group shall be deemed to have

          21   appeared at a duly noticed meeting of the Executive Committee if

          22   at least one Representative appointed by such Represented Group

          23   appears at such meeting and at least two (2) of its three (3)

          24   Representatives are represented in person or by proxy.

          25

          26             (b)  The Represented Groups, acting in accordance with

          27   Section 5.01(a) hereof, shall have the power and authority to

          28

           1   carry out all Partnership purposes, including (without

           2   limitation) to do any of the following:

           3

           4                (i)    enter into such sales agreements,

           5   construction agreements, leases, licenses, easements, servitudes,

           6   rights of way, covenants, conditions or restrictions, agreements

           7   with other landowners, construction contracts, set aside

           8   agreements, or other contracts, agreements, documents, or

           9   arrangements with respect to all or any portion of the Property

          10   or the other Partnership assets, whether or not such arrangements

          11   (including renewal terms) shall extend beyond the date of the

          12   termination of the Partnership, at such rental or amount, or for

          13   such consideration, and upon such terms, as it deems proper;

          14

          15               (ii)    incur any debts, liabilities or obligations

          16   or enter into any contracts or agreements on behalf of the

          17   Partnership or binding upon the Partnership;

          18

          19              (iii)    make and revoke any election permitted the

          20   Partnership by any taxing authority;

          21

          22               (iv)    obtain the Permanent/Temporary Casino

          23   Financing or otherwise borrow money for Partnership purposes and

          24   as security therefor to mortgage, pledge, hypothecate or encumber

          25   all or any part of the Property or other assets of the

          26   Partnership, and to repay, prepay, refinance, increase, modify,

          27   recast, consolidate or extend, in whole or in part, all such

          28   loans and indebtedness, as and when it shall see fit and enter

           1   into any loan agreements, notes, mortgages, financing statements,

           2   assignment of rents, guarantees, letters of credit, or other

           3   documents, agreements, security arrangements or other

           4   arrangements in connection therewith, and any such mortgages or

           5   security agreements may contain a confession of judgment, pact de
                                                                         -------

           6   non alienado, waiver of delay and appraisement and all other
               ------------

           7   security clauses usual and customary in the State, or to incur

           8   any obligation in respect of any of the foregoing;

           9

          10                (v)    acquire rights, title or interests in,

          11   manage, maintain and improve all or any portion of the Property

          12   consistent with the purposes of the Partnership;

          13

          14               (vi)    do all acts they deem necessary, appropriate,

          15   incidental or convenient for the operation, development,

          16   management, disposition, improvement, protection or preservation

          17   of the Project;

          18

          19              (vii)    obtain and keep in force such forms of

          20   insurance in such amounts, and upon such terms and with such

          21   carriers, as they shall determine or as otherwise required by law

          22   or by contract;

          23

          24             (viii)    employ, engage or contract with Persons for

          25   the operation, development, management, disposition, improvement,

          26   protection or presentation of the Partnership business, including

          27   but not limited to, land managers, construction managers,

          28   property managers, casino managers, appraisers, consulting

           1   engineers, architects, contractors, developers, agents, insurance

           2   brokers, real estate brokers, leasing agents, loan brokers,

           3   accountants and attorneys, on such terms, for such compensation

           4   and pursuant to any such contracts or agreements as determined by

           5   the Partnership;

           6

           7               (ix)    establish reserve funds for Partnership

           8   purposes from revenues derived from Partnership operations or

           9   from financing, refinancing, sales or other dispositions of the

          10   Property or any of the Partnership assets;

          11

          12                (x)    enter into agreements, options or any other

          13   arrangements for the lease, sale, exchange or other disposition

          14   of all or any portion of the Property or any of the Partnership

          15   assets;

          16

          17               (xi)    execute, acknowledge, deliver and perform any

          18   and all deeds, agreements, documents and instruments to

          19   effectuate the foregoing, including any agreements with the City

          20   and the State;

          21

          22              (xii)    pursue the LEDGC Proposal and any other bids

          23   or proposals to develop and operate the Project, on such terms as

          24   the Partnership shall approve;

          25

          26             (xiii)    obtain, maintain and perform all necessary

          27   permits, licenses, rezoning, variances, conditional use permits,

          28   consents, approvals or entitlements from LEDGC, the City, the

           1   State, or any other federal, state, parish or municipal authority

           2   or any governmental or quasi-governmental entity necessary for

           3   the development and use of the Property in connection with the

           4   Project;

           5

           6              (xiv)    perform the obligations of the Partnership

           7   under, or to terminate, amend or modify, the Management

           8   Agreement, the Rivergate Lease, the Temporary Casino Lease, the

           9   Open Access Program established pursuant to the Rivergate Lease,

          10   the General Development Agreement with the RDC pursuant to the

          11   Rivergate Lease, or the Casino Operating Contract;

          12

          13               (xv)    other than admission of transferees of

          14   Partners in connection with any Transfer made in accordance with

          15   Article 6 hereof, admit any additional or substitute Partners to

          16   the Partnership or approve any Transfer to any such additional or

          17   substitute Partner on such terms and conditions as the

          18   Partnership shall determine;

          19

          20              (xvi)    determine the suitability of a proposed

          21   transferee pursuant to Section 6.01 hereof;

          22

          23             (xvii)    approve any item of an Operating Budget, the

          24   Temporary Casino Project Budget, the Permanent Casino Project

          25   Budget, the Remaining Property Project Budget, the Temporary

          26   Casino Conceptual Plans or Permanent Casino Conceptual Plans,

          27   except for items permitted without Partnership approval under

          28   Section 5.01(c) hereof;

           1            (xviii)    commence, discontinue, settle, compromise,

           2   submit to arbitration, defend or participate in any actions in

           3   the nature of legal proceedings as to Partnership matters in any

           4   court, before any governmental agency, or in arbitration, other

           5   than actions arising out of the ordinary course of business and

           6   as specifically provided herein; and

           7

           8              (xix)    make any other decisions affecting the

           9   business and affairs of the Partnership, including, but not

          10   limited to, the development, financing, refinancing, sale or

          11   leasing of the Property.

          12

          13             (c)  Notwithstanding Sections 5.01(a) and 5.01(b)

          14   hereof:

          15

          16                (i)    Harrah's shall have exclusive authority to

          17   act as developer and control the Permanent/Temporary Casino

          18   Financing and the construction and development of the Temporary

          19   Casino, including administering contractors, consultants,

          20   architects, engineers, attorneys or other third party firms in

          21   connection therewith on behalf of the Partnership, and Harrah's

          22   may make changes in the Temporary Casino Project Budget and the

          23   Temporary Casino Conceptual Plans so long as such changes are not

          24   the result of any Material Change Orders;

          25

          26               (ii)    Harrah's shall have exclusive authority to

          27   act as developer and control the Permanent/Temporary Casino

          28   Financing and the construction and development of the Permanent

           1   Casino,  including administering contractors, consultants,

           2   architects, engineers, attorneys or other third party firms in

           3   connection therewith on behalf of the Partnership, and Harrah's

           4   may make changes in the Permanent Casino Project Budget, and the

           5   Permanent Casino Conceptual Plans so long as such changes are not

           6   the result of any Material Change Orders;

           7

           8              (iii)    Manager will have the exclusive authority to

           9   operate the Temporary Casino and Permanent Casino pursuant to the

          10   Management Agreement; and

          11

          12               (iv)    Harrah's will be the tax matters partner of

          13   the Partnership, provided that all material tax elections will be

          14   made by the Partnership.

          15

          16             (d)  "Major Decision" shall mean decisions of the

          17   Partnership to:

          18

          19                (i)    incur (A) the Permanent/Temporary Casino

          20   Financing or (B) any other debt, liability or obligation not

          21   provided for in the Operating Budget or the Temporary Casino

          22   Project Budget or the Permanent Casino Project Budget and which

          23   involves an amount in excess of One Hundred Million Dollars

          24   ($100,000,000) in the aggregate;

          25

          26               (ii)    terminate the Manager or the Management

          27   Agreement or to hire any new manager for the Temporary Casino or

          28   for the Permanent Casino or to enter into any new management

           1   agreement or amendment of the Management Agreement for the

           2   Temporary Casino or the Permanent Casino;

           3

           4              (iii)    sell, assign, transfer, hypothecate, pledge,

           5   lease, encumber or otherwise dispose of all or any substantial

           6   portion of the Property or to enter into any agreement to do so;

           7

           8               (iv)    commence, discontinue, settle, compromise,

           9   submit to arbitration, defend or participate in any actions in

          10   the nature of legal proceedings in any court, before any

          11   governmental agency, or in arbitration, other than actions

          12   arising out of the ordinary course of business and as

          13   specifically provided herein, involving any potential liabilities

          14   to, or claims by or against, the Partnership not provided for in

          15   the Operating Budget or the Temporary Casino Project Budget or

          16   the Permanent Casino Project Budget and which involve in excess

          17   of Seventy-Five Million Dollars ($75,000,000); and

          18

          19                (v)    terminate or, enter into, amend or modify the

          20   Casino Operating Contract, the Rivergate Lease or the Temporary

          21   Casino Lease in any manner which has a material adverse economic

          22   effect on the Partnership, which for the purposes of this

          23   provision shall be an economic effect of One Hundred Million

          24   Dollars ($100,000,000) or more.

          25

          26             (e)  Decisions which require Unanimous Approval but

          27   which shall not be subject to the dispute resolution provisions

          28   of Article 12 hereof are decisions to:

           1                (i)    invest in any business or project other than

           2   the Temporary Casino, the Permanent Casino, the Assembled Real

           3   Estate and the November Real Estate;

           4

           5               (ii)    enter into the Casino Operating Contract, the

           6   Rivergate Lease, the Temporary Casino Lease or the General

           7   Development Agreement with the RDC pursuant to the Rivergate

           8   Lease;

           9

          10              (iii)    other than admission of transferees of

          11   Partners in connection with any Transfer made in accordance with

          12   Article 6 hereof, admit any additional or substitute Partners to

          13   the Partnership or approve any Transfer to any such additional or

          14   substitute Partner on such terms and conditions as the

          15   Partnership shall determine;

          16

          17               (iv)    except as provided in Section 15.01 hereof,

          18   terminate or dissolve the Partnership, or merge the Partnership

          19   into another entity;

          20

          21                (v)    subject to the provisions of Section 5.01(i)

          22   hereof, amend or modify the Partnership Agreement pursuant to

          23   Section 17.09(a) hereof;

          24

          25               (vi)    adopt by-laws of the Executive Committee; and

          26

          27

          28

           1              (vii)    permit a Partner Loan other than pursuant to

           2   Section 3.03(c) hereof.

           3

           4             (f)  A decision of the Partners to elect to continue

           5   the Partnership on the same basis as provided in this Partnership

           6   Agreement following the dissolution of any Partner, the

           7   bankruptcy of any Partner, or the occurrence of any other event

           8   requiring the dissolution of the Partnership under the laws of

           9   the State pursuant to Sections 15.01(e), 15.01(f) or 15.01(g)

          10   hereof shall be by majority vote of the remaining Partners whose

          11   Partnership Interests entitle them to at least a majority of the

          12   Percentage Shares.  Any such decision shall not be subject to the

          13   dispute resolution provisions of Article 12 hereof.

          14

          15             (g)  In the event of any failure of Unanimous Approval

          16   with respect to any Partnership decision other than as provided

          17   in Sections 5.01(e) and 5.01(f) hereof, an arbitration shall be

          18   available pursuant to Section 12.02 hereof.  In the event of any

          19   failure of Unanimous Approval with respect to a Major Decision,

          20   in addition to such arbitration the buy/sell remedy shall be

          21   available pursuant to Section 12.01 hereof.

          22

          23             (h)  Grand Palais agrees that (i) it shall not

          24   participate in any decisions of the Partnership with respect to

          25   riverboat or dockside gaming in the State and (ii) it shall not

          26   directly or indirectly through Affiliates, agents or other

          27   Persons engage in any lobbying activities with respect to

          28   dockside gaming in the State or any amelioration of the currently

           1   existing laws or regulations of the State, the City or any

           2   regulatory body with jurisdiction within the State requiring

           3   riverboats to limit access according to established cruising

           4   schedules.  No Partners shall participate in any decisions of the

           5   Partnership in connection with any claims, arbitration,

           6   litigation, or other adversary proceedings, between the

           7   Partnership and Affiliates of any Partner that are Controlled by,

           8   under common Control with or, Controlling such Partner.  Without

           9   limiting the foregoing, Harrah's agrees that it shall not

          10   participate in any decisions of the Partnership with respect to

          11   approval of the Operating Budget or arbitration thereof pursuant

          12   to Article 20.02 of the Management Agreement or the determination

          13   to declare a default of Manager or exercise remedies against

          14   Manager under the Management Agreement; provided that nothing

          15   herein shall limit or restrict the Manager's rights of approval

          16   or action pursuant to the Management Agreement.  In each case set

          17   forth in this Section 5.01(h), the Representatives appointed by

          18   each applicable Partner shall not be entitled to vote on such

          19   matters, and resolutions of the Executive Committee may be

          20   adopted with respect to such matters without the vote of such

          21   Representatives; provided, however, if any Partner shall have a

          22   right to initiate a buy/sell pursuant to Section 12.01 hereof in

          23   connection with any Partnership decision which is subject to this

          24   Section 5.01(h), all Represented Groups shall have the right to

          25   exercise a buy/sell with respect to such decision whether or not

          26   any Partner Group had the right to participate in such decision

          27   as a result of this Section 5.01(h).

          28

           1             (i)  A decision of the Partnership to modify or amend

           2   the Partnership Agreement pursuant to Section 17.09(a) hereof

           3   shall be by the unanimous written consent of the Material

           4   Partners provided that no amendment or modification may be made

           5   without the prior written consent of such Partner if the effect

           6   of such amendment or modification shall be adversely to change

           7   the economic rights of any Partner.

           8

           9             (j)  The Partners agree that fewer than all of the

          10   Partners may commence an involuntary proceeding under either

          11   chapter 7 or 11 of the Bankruptcy Code, Title 11 of the United

          12   States Code; provided that any such involuntary case may only be

          13   commenced upon the consent of at least two Material Partners one

          14   of which shall be Harrah's until such time as any Completion

          15   Guaranty (as defined in the Completion Loan Agreement) shall have

          16   been satisfied and released.

          17

          18             5.02 Budget
                              ------

          19

          20             (a)  The Partnership shall pay all costs and expenses

          21   incurred by the Partnership for all of the Partnership's costs of

          22   designing, leasing, renovating, constructing, financing,

          23   equipping, furnishing, licensing and opening the Temporary Casino

          24   as described on one or more budgets for the Temporary Casino as

          25   approved by the Partnership (as it may from time to time be

          26   modified by the Partnership, collectively and separately the

          27   "Temporary Casino Project Budget").  The Partnership shall pay

          28   all costs of acquiring, designing, leasing, renovating,

           1   constructing, financing, equipping, furnishing, licensing and

           2   opening the Permanent Casino, demolishing existing structures at

           3   the site of the Permanent Casino, and acquiring the Assembled

           4   Real Estate and November Real Estate and ancillary property

           5   pursuant to one or more budgets for the Permanent Casino as

           6   approved by the Partnership (as it may from time to time be

           7   modified by the Partnership, collectively and separately the

           8   "Permanent Casino Project Budget").  The Partnership shall pay

           9   all costs and expenses of designing, leasing, renovating,

          10   constructing, financing, equipping, furnishing and opening any

          11   development on that portion of the Assembled Real Estate and

          12   November Real Estate that is excluded from the Rivergate Lease,

          13   pursuant to one or more budgets as approved by the Partnership

          14   (as it may from time to time be modified by the Partnership,

          15   collectively and separately the "Remaining Property Project

          16   Budget").

          17

          18             (b)  The costs set forth in the Temporary Casino

          19   Project Budget together with any Material Change Orders or other

          20   changes approved by the Partnership and additional changes not

          21   requiring such approval are referred to herein as the "Temporary

          22   Casino Project Costs".  The costs set forth in the Permanent

          23   Casino Project Budget together with any Material Change Orders

          24   and other changes approved by the Partnership and additional

          25   changes not requiring such approval are referred to herein as the

          26   "Permanent Casino Project Costs".  The costs set forth in the

          27   Remaining Property Project Budget together with any Material

          28   Change Orders or other changes approved by the Partnership and

           1   additional changes not requiring such approval are referred to

           2   herein as the "Remaining Property Project Costs."  The

           3   Partnership shall pay the Temporary Casino Project Costs, the

           4   Permanent Casino Project Costs and the Remaining Property Project

           5   Costs as such costs are incurred.

           6

           7             5.03 Compensation.  No Partner or Affiliate Controlled
                              ------------

           8   by, under common Control with, or Controlling such Partner shall

           9   receive any compensation for its activities as Partner or

          10   otherwise from the Partnership except (i) charges and fees paid

          11   to Manager under the Management Agreement, (ii) fees payable to

          12   designees of Christopher B. Hemmeter and NOLDC or its permitted

          13   designee pursuant to consulting agreements of even date herewith,

          14   (iii) amounts payable pursuant to the Completion Loan Agreement,

          15   and (iv) as otherwise approved by the Partnership.

          16

          17             5.04 Transactions with Related Parties.  The fact that
                              ---------------------------------

          18   a Partner or an Affiliate thereof, or a stockholder, director,

          19   officer, member, or employee of a Partner or an Affiliate

          20   thereof, is employed by, or is directly or indirectly interested

          21   in or connected with, any Person, firm, or corporation which may

          22   be employed by the Partnership to render or perform a service, or

          23   from which the Partnership may purchase any property, shall not

          24   prohibit the Partnership from employing such Person, firm or

          25   corporation, or otherwise dealing with him or it, provided such

          26   employment or dealing is on a basis which is fair to the

          27   Partnership, is disclosed to all Partners in advance, and is

          28   approved in writing by the Partnership.  The Partners hereby

           1   agree and consent to the compensation and other agreements

           2   referenced in Section 5.03 hereof.

           3

           4             5.05 Partner Groups
                              --------------

           5

           6             (a)  If any portion of the Partnership Interest of

           7   Harrah's, NOLDC or Grand Palais is Transferred, the transferor

           8   and all direct and indirect transferees shall be treated as a

           9   single Partner Group (the "Partner Group") for the purposes

          10   expressly set forth in this Agreement.  To the extent any of

          11   Harrah's, NOLDC or Grand Palais retains its entire Partnership

          12   Interest, such Partner shall constitute its Partner Group.  To

          13   the extent that any Material Partner acquires any additional

          14   Partnership Interest, such Material Partner's Partner Group prior

          15   to such acquisition together with any such acquired Partnership

          16   Interest, shall constitute a single Partner Group.  If any

          17   portion of the Partnership Interest of any Partner is Transferred

          18   to a Partner other than a Material Partner, the transferee shall

          19   remain a member of its Partner Group with respect to its

          20   Partnership Interest before such Transfer and of the Partner

          21   Group of its transferor with respect to the Partnership Interest

          22   acquired in such Transfer.

          23

          24             (b)  It shall be the sole responsibility of the members

          25   of each Partner Group to designate in writing to the Partnership

          26   a single natural person with full power and authority to accept

          27   notice on behalf of, or otherwise act on behalf of, each Partner

          28   Group (the "Partner Group Representative"); provided that the

           1   Partner Group Representative shall not act in lieu of or have any

           2   powers of any Representative.  Any act, approval or consent of a

           3   Partner Group Representative shall be deemed to be the act,

           4   approval or consent of the Partner Group which designated such

           5   Partner Group Representative, and neither the Partnership nor any

           6   Partner shall be required to inquire into the authority of such

           7   Partner Group Representative as to such act, approval or consent

           8   on behalf of the Partner Group that designated such Partner Group

           9   Representative.  Each such Partner Group Representative shall be

          10   appointed by an irrevocable power of attorney coupled with an

          11   interest, a duplicate of which shall be filed with the

          12   Partnership, and in connection with any Transfer as may be

          13   permitted pursuant to this Agreement, as a condition to the

          14   effectiveness of such Transfer such power of attorney for such

          15   Partner Group Representative shall be affirmed by the transferee

          16   or a new irrevocable power of attorney coupled with an interest

          17   shall be filed with the Partnership.  Any such Partner Group

          18   Representative may be replaced by a successor Partner Group

          19   Representative by notice to the other Partner Groups and

          20   designation of a substitute for such Partner Group

          21   Representative.  Until another Representative is appointed, the

          22   Partner Group Representatives of the Partner Groups shall be

          23   those natural persons to whose attention notices must be sent on

          24   behalf of the Partner Groups pursuant to Section 13.03 hereof.

          25

          26             (c)  If any Partner Group contains more than one

          27   Material Partner, such Represented Group must select a single

          28   Partner Group Representative pursuant to Section 5.05(b) hereof

           1   and a single group of three (3) Representatives to be appointed

           2   to the Executive Committee pursuant to Section 5.01 hereof.

           3

           4             (d)  Each Partner and its permitted transferees agree

           5   to hold, save and defend each other Partner and their permitted

           6   transferees free and harmless from any liability whatsoever

           7   arising out of the such Partner's and their permitted

           8   transferees' reliance on any statement or act by such Partner's

           9   Representatives or Partner Group Representative, regardless of

          10   whether the relying party has any knowledge that another party

          11   objects to said action.

          12

          13

          14                               ARTICLE 6

          15

          16                        TRANSFERS AND ASSIGNMENT

          17

          18             6.01 Restrictions on Transfers
                              -------------------------

          19

          20             (a)  Except as specifically provided in Sections 6.02

          21   and 6.03 hereof and subject to Sections 6.01(b), 6.01(d),

          22   6.01(e), 6.04, and 6.05 hereof, any Partner or any other Holding

          23   Entity may, directly or indirectly, (i) sell, assign, transfer,

          24   hypothecate, pledge, encumber or otherwise dispose of all or any

          25   portion of its Partnership Interest or its ownership interest in

          26   any Holding Entity, (ii) merge or consolidate with or into any

          27   other entity, or (iii) liquidate, wind up, or dissolve itself

          28   (collectively, a "Transfer") without prior approval or consent of

           1   any other Partner; provided that income, voting or other rights

           2   of a Partner may not be divided other than in connection with a

           3   Transfer of a Percentage Interest to a new Partner or existing

           4   Partner or a pledge of Distributions.

           5

           6             (b)  All Transfers which LEDGC is authorized by law to

           7   consider shall require a prior suitability determination of

           8   LEDGC.  Where LEDGC is not authorized by law to consider a

           9   Transfer, refuses to consider a Transfer on grounds of

          10   administrative discretion granted by applicable law, or otherwise

          11   fails to consider a Transfer, such Transfer shall not be

          12   permitted without the prior written approval of each Material

          13   Partner other than the Material Partner containing the interest

          14   to be Transferred as to the gaming suitability of the transferee;

          15   provided, however, that no Material Partner approval shall be

          16   required if the proposed transferee:

          17

          18                (i)  (A) has been and continues to be determined

          19   suitable and licensed or otherwise approved or entitled to

          20   conduct gaming by the applicable state gaming regulatory agency

          21   in any of Colorado, Illinois, Mississippi, Nevada or New Jersey,

          22   and (B) there are no administrative, investigative or judicial

          23   proceedings pending by any such state gaming regulations agency

          24   pursuant to which any civil or criminal penalty may be imposed on

          25   such Person or an Affiliate that is Controlled by, under common

          26   Control with, or Controlling such Person, or any license, permit,

          27   approval, contract or entitlement of such Person or an Affiliate

          28   that is Controlled by, under common Control with, or Controlling

           1   such Person has been suspended, revoked, terminated, not renewed,

           2   not granted or rescinded, such matters set forth in the foregoing

           3   clauses (A) and (B) to be confirmed in writing to the Partnership

           4   by a letter from the applicable state gaming regulatory agency or

           5   other evidence reasonably satisfactory to the remaining Material

           6   Partners;

           7

           8               (ii)    is an entity which is an Institutional

           9   Investor or has been approved by LEDGC;

          10

          11              (iii)    acquires an ownership interest in a Public

          12   Transfer which is exempt from a suitability determination by

          13   LEDGC or has been waived from a suitability determination by

          14   LEDGC; or

          15

          16               (iv)    acquires a Transferred Partnership Interest

          17   as a result of a reorganization, merger or other business

          18   combination of one or more Partner that results in no new

          19   beneficial owners of the Partnership and following which the

          20   aggregate net worth of the Partner(s) so reorganizing, merging or

          21   otherwise combining is equal to or greater than the aggregate net

          22   worth of such Partner(s) prior to the reorganization, merger or

          23   other combination.

          24

          25             (c)  In approving any Transfer requiring approval

          26   pursuant to Section 6.01(b) hereof, the Material Partners shall

          27   only disapprove such Transfer if they reasonably determine that

          28   the proposed transferee does not comply with the LEDGC

           1   suitability standards or reasonably determine that the proposed

           2   transferee would jeopardize any gaming or alcoholic beverage

           3   license, permit, approval or other entitlement of such Material

           4   Partner.  Such decision shall not be unreasonably delayed after

           5   the delivery of all reasonably requested documents.  A decision

           6   to approve such a Transfer shall not preclude a subsequent

           7   buy/sell or Appraisal Buyout pursuant to Article 11 hereof in the

           8   event such transferee is subject to the provisions of Article 11

           9   hereof.

          10

          11             (d)  Notwithstanding any provision of this Article 6,

          12   the Partners agree that none of Harrah's, NOLDC or Grand Palais

          13   or their successors or assigns or any direct or indirect

          14   transferee of its initial Partnership Interest may make a

          15   Transfer such that at any time initial Partnership Interest of

          16   each of Harrah's, NOLDC and Grand Palais shall be divided into

          17   more than three (3) parts with the effect that at no time shall

          18   there be more than nine (9) Partners.

          19

          20             (e)  Except for (i) Transfers to any lender, (ii)

          21   Transfers pursuant to Article 8 hereof, (iii) Transfers to any

          22   Partner or any Affiliate of any Partner that is Controlled by,

          23   under common Control with, or Controlling such Partner, (iv)

          24   Transfers of any asset group more than fifty percent (50%) of the

          25   value of which is attributable to assets other than the interest

          26   in the Partnership being Transferred, and (v) Transfers pursuant

          27   to Section 6.01(b)(iv) hereof, no Partner shall Transfer all or

          28   any portion of its Partnership Interest without first notifying

           1   the Material Partners that it is interested in making such

           2   Transfer and negotiating in good faith for sixty (60) days with

           3   any such Material Partner with respect to such Transfer and shall

           4   notify such Partner within ten (10) days of receipt of the notice

           5   from such Partner that such Material Partner has an interest in

           6   entering into such negotiations.

           7

           8             6.02 Right of First Refusal
                              ----------------------

           9

          10             (a)  In the case of a Transfer to a Disqualified Buyer

          11   by any Partner other than Harrah's or any Holding Entity of any

          12   Partner other than an Affiliate of Harrah's that is Controlled

          13   by, under common Control with, or Controlling such Partner, such

          14   Transfer may be made only subject to a right of first refusal

          15   pursuant to this Section 6.02 and only for an all cash price.

          16

          17             (b)  If a Partner other than Harrah's or an Affiliate

          18   that is Controlled by, under common Control with, or Controlling

          19   Harrah's desires to Transfer its Partnership Interest or portion

          20   thereof or if any Person owning an interest in a Holding Entity

          21   of any Partner other than Harrah's that is Controlled by, under

          22   common Control with, or Controlling such Partner desires to

          23   Transfer any legal or beneficial interest in any such Holding

          24   Entity (such legal or beneficial interest in a Holding Entity,

          25   the "Offered Interest") to a Disqualified Buyer, it may Transfer

          26   such Partnership Interest or Offered Interest if such Partner

          27   desiring to Transfer its Partnership Interest or the Partner in

          28   which such Holding Entity directly or indirectly owns an interest

           1   first offers for sale to the Material Partners the right at the

           2   election of such Material Partners to purchase any of (A) in the

           3   case of a proposed Transfer of a Partnership Interest, such

           4   Partnership Interest, or (B) in the case of proposed Transfer of

           5   an interest in a Holding Entity, the Offer Related Partnership

           6   Interest.

           7

           8                (i)    Such first refusal offer shall be made in

           9   writing setting forth at a minimum the cash purchase price,

          10   timing, method of payment and financing terms, if any, on which

          11   the Partner proposes to Transfer the offered Partnership Interest

          12   or the Holding Entity proposes to Transfer the Offered Interest

          13   and shall state the name of the prospective transferees and all

          14   Persons having a legal or beneficial interest therein, if any,

          15   who have indicated a willingness to be a transferee on such terms

          16   and conditions.  At the election of the Partner making the first

          17   refusal offer, such offer may set forth any other terms and

          18   conditions of the prospective transferee's offer.

          19

          20               (ii)    In the case of a proposed Transfer of an

          21   interest in a Holding Entity, the first refusal notice shall also

          22   set forth the Appraised Value (and it shall be the responsibility

          23   of the offering Partner to initiate the appraisal procedures of

          24   Article 9 hereof to determine such Appraised Value), and the

          25   Offer Related Partnership Interest, and the calculation of the

          26   corresponding price for the Offer Related Partnership Interest

          27   (the "Offer Related Partnership Interest Price").  The Offer

          28   Related Partnership Interest Price shall be calculated as

           1   follows:  (A) the Appraised Value of the assets of the

           2   Partnership shall be treated as the hypothetical sales proceeds

           3   for distribution under Section 15.03 hereof and the amount which

           4   would be distributed to such offering Partner or in respect of

           5   the Offer Related Partnership Interest on liquidation shall be

           6   calculated, (B) all debts on the portion of the Partnership

           7   Interest or the Offer Related Partnership Interest being

           8   Transferred shall be deducted from such hypothetical sales

           9   proceeds which would be distributed to the offering Partner.

          10

          11              (iii)    If any Material Partner elects to acquire the

          12   Offer Related Partnership Interest, it shall pay the Offer

          13   Related Partnership Interest Price to the Partner in which such

          14   Holding Entity directly or indirectly owns an interest.  Such

          15   Partner may at its election redeem the Offered Interest with such

          16   payment but whether or not such redemption is made, in no such

          17   event may such Holding Entity Transfer such Offered Interest to

          18   any Person other than such Partner.

          19

          20             (c)  Such Material Partner shall have a first refusal

          21   right for fifteen (15) days after the date of the receipt of the

          22   first refusal offer pursuant to Section 6.02(b) hereof to elect

          23   by written notice to the other Material Partner and the offering

          24   Partner to elect as specified in the notice of election to

          25   acquire either the offered Partnership Interest or the Offer

          26   Related Partnership Interest on the same terms and conditions as

          27   those set forth in such first refusal offer and in the case of an

          28

           1   Offer Related Partnership Interest at the price set forth in the

           2   first refusal notice.

           3

           4             (d)  If more than one Material Partner timely give

           5   notice of an election to acquire the offered Partnership Interest

           6   or the Offer Related Partnership Interest, such electing Material

           7   Partner shall each acquire a pro rata portion of the offered

           8   Partnership Interest or the Offer Related Partnership Interest,

           9   as the case may be, in accordance with their Exercising Partner's

          10   Percentage Share.

          11

          12             (e)  For the purposes of this Section 6.02, a Partner

          13   or Holding Entity may not grant to a Disqualified Buyer an option

          14   or contingent contract to purchase a Partnership Interest or

          15   Offered Interest without the Partner offering to grant the other

          16   Material Partners a right of first refusal pursuant to this

          17   Section 6.02 with respect to such option or contingent contract

          18   for the Partnership Interest or Offer Related Partnership

          19   Interest, as the case may be.

          20

          21             (f)  Unless one or more Material Partner shall exercise

          22   the right to acquire the offered Partnership Interest or the

          23   Offer Related Partnership Interest by notifying the offering

          24   Partner and the other Material Partners of its or their election

          25   to do so within fifteen (15) days of receiving such offer,

          26   accepting a conveyance of the offered Partnership Interest or the

          27   Offer Related Partnership Interest and making payment therefor on

          28   the price and terms offered to the Material Partner, such

           1   offering Partner may, or if a Holding Entity is involved, the

           2   Holding Entity owning the Offered Interest may, within a period

           3   of six (6) months from the date of such first refusal offer,

           4   dispose of the offered Partnership Interest or Offered Interest

           5   upon terms and conditions no more favorable to the prospective

           6   purchaser than those set forth in such first refusal offer.

           7   Where more than one Material Partner elect to exercise their

           8   first refusal rights, if a Material Partner fails to close on its

           9   portion of the acquisition, any other electing Material Partner

          10   shall, by written notice to the other Material Partner within an

          11   additional twenty (20) day period, either elect to purchase the

          12   entire offered Partnership Interest or Offer Related Partnership

          13   Interest without any further participation by the Material

          14   Partner that failed to close or elect not to proceed further with

          15   the first refusal.  Such closing shall occur on a date within

          16   said additional twenty (20) day period as designated in said

          17   notice by the Material Partner making such election to close.

          18

          19             (g)  Following the failure of any Material Partner to

          20   elect to purchase an offered Partnership Interest or Offer

          21   Related Partnership Interest pursuant to Section 6.02(c) hereof,

          22   if no disposition is made on the terms specified in such offer

          23   within the six (6) month period, or if a disposition is proposed

          24   on terms less favorable to the offering Partner or Holding Entity

          25   than the terms specified in such offer within the six (6) month

          26   period, an offering Partner or Holding Entity desiring to

          27   Transfer such offered Partnership Interest or Offered Interest

          28

           1   must reinstitute the procedure set forth in this Section 6.02

           2   prior to any Transfer to a Disqualified Buyer.

           3

           4             (h)  Notwithstanding Section 6.02(a) hereof, Grand

           5   Palais, free of any first refusal requirements but subject to the

           6   requirements of Section 6.01(b) hereof, Section 6.04 hereof and

           7   Section 6.05 hereof, may:  (i) acquire, as the surviving

           8   corporation in a merger or by asset acquisition, any entity that

           9   is a Disqualified Buyer; (ii) acquire or be acquired by NOLDC; or

          10   (iii) be acquired by, or merged into, any Affiliate of Grand

          11   Palais (including Hemmeter Enterprises, Inc.) that is not owned

          12   or controlled in whole or in part by any Disqualified Buyer which

          13   Affiliate may also acquire NOLDC; provided that this exception

          14   shall apply only so long as Grand Palais owns the Transferred

          15   Partnership Interest and shall not apply to any subsequent

          16   Transfers of any Partnership Interest that has been Transferred

          17   by Grand Palais.

          18

          19             (i)  Notwithstanding Section 6.02(a) hereof but subject

          20   to Section 6.01(b) hereof, Section 6.04 hereof and Section 6.05

          21   hereof, any Partner or Holding Entity of any Partner may Transfer

          22   its Offered Interest to any Person, or agree to do so, free of

          23   any first refusal requirements:

          24

          25                (i)    in a Public Transfer of an interest in a

          26   Partner or a Holding Entity; or

          27

          28

           1               (ii)    pursuant to a Public Offering of an interest

           2   in a Partner or a Holding Entity in which the Partner or Holding

           3   Entity and the underwriters of such Public Offering do not

           4   promote, and such Partner or Holding Entity has no knowledge of,

           5   at the time of the Public Offering, the acquisition of such

           6   Offered Interest by a Disqualified Buyer.

           7

           8             (j)  The provisions of this Section 6.02 shall not

           9   apply to Holding Entities (i) which own a direct or indirect

          10   beneficial interest of less than five percent (5%) of the

          11   Partnership and where such proposed transferee would not

          12   following such Transfer be in Control of the Partnership or any

          13   three (3) member group of Representatives, or (ii) where at least

          14   fifty percent (50%) (in fair market value) of the assets of such

          15   Holding Entity are assets other than its direct or indirect

          16   beneficial interest in the Partnership and where such proposed

          17   transferee would not following such Transfer be in Control of the

          18   Partnership or any three (3) member group of Representatives.

          19

          20             6.03 Grant of Security Interest
                              --------------------------

          21

          22             (a)  Subject to Sections 6.01, 11.03 and 16.07 hereof,

          23   any Partner shall have the right, without the consent of the

          24   other Partners but with notice to the Represented Groups, to

          25   grant a security interest in, pledge or encumber all or any

          26   portion of its Partnership Interest or in any Distributions to be

          27   made by the Partnership but, in such event, the party to or with

          28   whom such grant of security interest is made shall not become a

           1   substitute Partner but shall only be entitled to receive the

           2   Distributions applicable to such Partnership Interest, subject to

           3   the prior rights of the Partnership and other Partners under the

           4   provisions of this Agreement, and the documents pursuant to which

           5   the interest in such Distributions has been assigned, pledged or

           6   encumbered shall so provide.  Such Person to whom a security

           7   interest is granted may not be, or be Controlled by, a

           8   Disqualified Buyer.  Prior to the grant of any such security

           9   interest, the Executive Committee shall be provided a copy of the

          10   documents creating such security interest for its review and

          11   shall be entitled to require changes thereto for the sole purpose

          12   of conforming such documents to the provisions of this Agreement.

          13

          14             (b)  The Partnership agrees to provide the lender of

          15   any such loan a copy of any notice of default to any such lender,

          16   and to accept performance by any such lender of any obligations

          17   under this Agreement in the place of the Partner to whom it has

          18   made such loan after any default by such Partner in the

          19   performance of its obligations under this Agreement; provided

          20   that such performance shall not entitle such lender to admission

          21   to the Partnership except in accordance with the terms of this

          22   Agreement.

          23

          24             (c)  Subject to compliance with Sections 6.01(b),

          25   6.01(d) and 6.04 hereof, the Partners hereby consent to the grant

          26   of a security interest by NOLDC in its Partnership Interest to

          27   secure the NOLDC Loan.

          28

           1             (d)  Subject to compliance with Sections 6.01(b) and

           2   6.04 hereof, the Partners consent to any purchaser at a

           3   foreclosure sale of any security interest becoming a Partner in

           4   the Partnership so long as such Purchaser is not a Disqualified

           5   Buyer.

           6

           7             6.04 Conditions on Transfers
                              -----------------------

           8

           9             (a)  No Transfer by a Partner of all or any part of its

          10   Partnership Interest permitted to be made under this Article 6

          11   shall be binding on the non-assigning Partners or on the

          12   Partnership unless (i) the transferee shall execute and

          13   acknowledge an instrument, in form reasonably satisfactory to the

          14   Material Partners, whereby it agrees to assume and be bound by

          15   all of the covenants, terms and conditions of this Agreement as

          16   it may be amended from time to time and makes on its own behalf

          17   each of the representations and warranties contained in Section

          18   10.01 hereof, or, in the case of a grant of security interest,

          19   pledge or encumbrance, the transferee executes and acknowledges

          20   an instrument, in form reasonably satisfactory to the Material

          21   Partners, whereby it acknowledges that its security interest,

          22   pledge or encumbrance is subject to all of the covenants, terms

          23   and conditions of this Agreement as it may be amended from time

          24   to time, (ii) a duplicate original of each instrument of

          25   transfer, assumption, grant of security interest, pledge or

          26   encumbrance (and any related loan documents), duly executed in

          27   each case, is delivered to the Material Partners, (iii) the

          28   transferee shall (if required) execute and acknowledge an

           1   agreement amending the Partnership Agreement in order to reflect

           2   such change or take any other action that may be required in

           3   connection therewith, including provisions whereby the transferee

           4   acknowledges the provision of Section 6.05 hereof, (iv) the

           5   transferee shall pay all reasonable expenses of the Partnership

           6   in connection with such Transfer, including, but not limited to,

           7   the cost (including reasonable attorneys' fees) of preparing the

           8   agreement referred to in subsection (iii) above and reviewing any

           9   documents pursuant to Section 6.04(g) hereof, and (v) unless such

          10   Transfer is made pursuant to Section 6.01(b)(iv) hereof, the

          11   transferor shall have cured all of its defaults and repaid all of

          12   its Default Loans.

          13

          14             (b)  Except as otherwise expressly provided in this

          15   Agreement, all Transfers made in accordance with this Article 6

          16   shall be subject to any liens created pursuant to Section 10.03

          17   hereof to secure indemnity obligations and further subject to any

          18   then existing indemnity obligations pursuant to Article 10 hereof

          19   with respect to the Transferor and the Transferor's Partnership

          20   Interest.

          21

          22             (c)  Upon any Transfer of a Partnership Interest

          23   (excluding any grant of security interest, pledge or encumbrance)

          24   made in accordance with this Article 6, and provided that the

          25   provisions of this Article 6 are complied with, (i) the

          26   Transferring Partner shall be relieved of all of its obligations

          27   under or in respect to the Partnership and this Agreement

          28   thereafter accruing, except for any indemnity obligations

           1   pursuant to Article 10 hereof with respect to matters occurring

           2   prior to the date of such Transfer, and (ii) the transferee shall

           3   be admitted as a substitute Partner in the Partnership in the

           4   place and stead of the Transferring Partner and shall own the

           5   Transferred Partnership Interest subject to any indemnity or

           6   other obligations of the Transferring Partner under this

           7   Agreement with respect to matters occurring prior to the date of

           8   such Transfer.

           9

          10             (d)  In the event of any permitted Transfer of a

          11   Partnership Interest or interest in a Holding Entity, a duly

          12   authorized member of the Executive Committee shall, upon the

          13   request of the Transferring Partner or Partner in which such

          14   Holding Entity owns a direct or indirect interest, execute such

          15   reasonable documentation as may be required to confirm that such

          16   Transfer is permitted.

          17

          18             (e)  A purported Transfer shall be null and void at its

          19   inception unless such Transfer shall comply with the provisions

          20   of this Article 6.

          21

          22             (f)  Anything herein to the contrary notwithstanding,

          23   no Transfer shall be made under this Article 6 which would effect

          24   a termination or dissolution of the Partnership for tax purposes

          25   or otherwise create adverse tax consequences to the Partnership

          26   or result in any violations of securities laws.  In connection

          27   with any proposed Transfer, the transferee, at its sole expense,

          28   shall provide the Material Partners with a satisfactory legal

           1   opinion of counsel, addressed to the Partnership and the

           2   Partners, and satisfactory to the Material Partners confirming

           3   that (i) there is no and will not be any termination,

           4   dissolution, change in tax status of the Partnership or other

           5   adverse tax consequences as a result of such Transfer, (ii) there

           6   is no and will not be any violations of any securities laws as a

           7   result of such Transfer and (iii) any agreements executed

           8   pursuant to Section 6.01(a) hereof shall be valid, binding and

           9   enforceable.

          10

          11             (g)  As to Transfers pursuant to a Public Offering,

          12   each of the Material Partners will have rights to join in any

          13   Public Offering of any other Partner on a basis which is

          14   reasonably acceptable to the underwriters for the Public

          15   Offering, and each of the Material Partners will have the right

          16   to review and comment on the prospectus and other offering

          17   materials for fifteen (15) days as to an initial review, or for a

          18   reasonable period of time under the circumstances as to an

          19   amendment to such materials for such Public Offering to assure

          20   that there is no misrepresentation or omission of facts which

          21   would in any manner mischaracterize or misrepresent,

          22   intentionally or otherwise, facts concerning the Partnership,

          23   such Material Partner or any Affiliates that are Controlled by,

          24   under common Control with, or Controlling such Material Partner.

          25   The Partner initiating the Public Offering shall indemnify the

          26   Partnership and all other Partners against all loss, cost and

          27   damage relating to its Public Offering and shall deliver such

          28   assurance as the Partnership or its legal counsel may reasonably

           1   request to assure that there is no adverse tax or other liability

           2   as a result of such Public Offering to the Partnership or the

           3   Material Partners.

           4

           5             (h)  Except in respect of Transfers described in

           6   Section 6.02(h) hereof, if a Partner who was not a Disqualified

           7   Buyer at the time it initially acquired a Transferred Partnership

           8   Interest subsequently indicates its intent to operate any casino

           9   gaming business, or actually operates any such casino gaming

          10   business, then: (i) if such Partner is a non-Material Partner, it

          11   shall immediately forego its right to receive any Partnership

          12   information regarding marketing strategies or methods of

          13   operation or any proprietary information; or (ii) if such Partner

          14   is a Material Partner, the Partners who are members of the

          15   Partner Group of which such Partner is a member shall immediately

          16   forgo their right to receive competitive or gaming sensitive

          17   Partnership information and the Partner Group Representatives

          18   representing such Partner is a member shall immediately forego

          19   their right to vote with respect to any decisions of the

          20   Partnership related to any competitive or gaming sensitive

          21   matters.  If any Partner shall challenge the right of the

          22   Partnership to withhold such Partnership information regarding

          23   marketing strategies or methods of operation or any proprietary

          24   information, other than a challenge to determine what constitutes

          25   such information, each Material Partner shall have the option to

          26   initiate an appraisal buyout of the Partner making such challenge

          27   to be exercised in the manner of Section 8.05 hereof with the

          28   purchase price to be the lower of the Appraisal Buyout Price

           1   calculated using one hundred percent (100%) of Appraised Value or

           2   the actual acquisition cost of such non-Material Partner, or such

           3   Material Partner and any other Partners in the Partner Group of

           4   which such Material Partner is a member, as the case may be.  Any

           5   such option to initiate any such Appraisal Buyout shall be

           6   effective only at such time as the Partnership shall have been

           7   required pursuant to a final adjudication to provide such

           8   information to any such Partner.

           9

          10             6.05 Limit on Transferability.  Any Represented Group
                              ------------------------

          11   as to which a Transfer occurs may only make or permit such

          12   Transfer on the condition that the transferee shall have rights

          13   of management or control in respect of the Partnership only

          14   through its Represented Group as set forth in Section 5.05

          15   hereof.

          16

          17

          18                               ARTICLE 7

          19

          20                           EVENTS OF DEFAULT

          21

          22             7.01 Events of Default.  It shall be an event of
                              -----------------

          23   default (an "Event of Default") if any one or more of the

          24   following events shall occur:

          25

          26             (a)  a Monetary Default;

          27

          28

           1             (b)  except for any Events of Default set forth in any

           2   of Sections 7.01(a), 7.01(c), 7.01(d), 7.01(e), 7.01(f), 7.01(g)

           3   and 7.01(h) hereof, the failure of any Partner to perform any of

           4   its other obligations under this Agreement or the breach by any

           5   Partner of any of the other terms, conditions or covenants of

           6   this Agreement or the failure of any representation or warranty

           7   in this Agreement to be true in all material respects and a

           8   continuation of such failure or breach for more than thirty (30)

           9   days after written notice by any Nondefaulting Partner to the

          10   Defaulting Partner that such Partner has failed to perform any of

          11   its obligations under, or has breached, this Agreement; provided,

          12   that no Event of Default shall exist hereunder if (i) such

          13   default is not capable of being cured within such thirty (30)

          14   days, (ii) such default is capable of cure in a longer period of

          15   time, (iii) such default is not also a default under any of the

          16   Temporary Casino Lease, Rivergate Lease or Casino Operating

          17   Contract and, (iv) cure of such default has been promptly

          18   commenced within such thirty (30) days and such cure is

          19   thereafter diligently and expeditiously prosecuted to completion,

          20   but in no event shall any cure period under this Agreement for

          21   any default be longer than the cure period provided in the

          22   Temporary Casino Lease, Rivergate Lease or Casino Operating

          23   Contract for such default;

          24

          25             (c)  a case or proceeding shall be commenced by any

          26   Partner seeking relief under any provision or chapter of the

          27   federal Bankruptcy Code or any other federal or state law

          28   relating to insolvency, bankruptcy or reorganization; an

           1   adjudication that any Partner is insolvent or bankrupt; the entry

           2   of an order for relief under the federal Bankruptcy Code with

           3   respect to any Partner; the filing of any such petition or the

           4   commencement of any such case or proceeding against any Partner,

           5   unless such petition and the case or proceeding initiated thereby

           6   are dismissed within ninety (90) days from the date of such

           7   filing; the filing of an answer by any Partner admitting the

           8   allegations of any such petition; the appointment of a trustee,

           9   receiver or custodian for all or substantially all of the assets

          10   of any Partner unless such appointment is vacated or dismissed

          11   within ninety (90) days from the date of such appointment but not

          12   less than five (5) days before the proposed sale of any assets of

          13   any Partner; the execution by any Partner of a general assignment

          14   for the benefit of creditors; the convening by any Partner of a

          15   meeting of its creditors, or any class thereof, for purposes of

          16   effecting a moratorium upon or extension or composition of its

          17   debts; except in the case of a holder of a permitted security

          18   interest in a Partnership Interest, the levy, attachment,

          19   execution or other seizure of all or substantially all of the

          20   assets of any Partner or any Partner's Partnership Interest,

          21   except as otherwise provided in Section 6.03 hereof, where such

          22   seizure is not discharged within thirty (30) days thereafter; or

          23   the admission by any Partner in writing of its inability to pay

          24   its debts as they mature or that it is generally not paying its

          25   debts as they become due;

          26

          27             (d)  the failure of any Partner to make payment or

          28   perform any other obligation in connection with any purchase

           1   arising under Sections 6.02 or 8.03 hereof for a period of five

           2   (5) days after notice from the Partner or Represented Group, as

           3   the case may be, to whom payment or performance was due or to

           4   whom the Transfer was to be made;

           5

           6             (e)  if any Partner or an Affiliate of such Partner is

           7   required to qualify or be found suitable under gaming laws of the

           8   State and such Partner (or such Affiliate) does not so qualify or

           9   is not found so suitable, or if it becomes so qualified or is

          10   found so suitable and it fails to remain so, or if it is found

          11   unsuitable or unqualified under such gaming laws; provided that

          12   no Event of Default shall exist hereunder if a cure provision is

          13   available under the Casino Act or any rule or regulation

          14   promulgated thereunder and the default is cured within such cure

          15   period;

          16

          17             (f)  the dissolution of any Partner other than as

          18   permitted under Section 6.01(a) hereof;

          19

          20             (g)  any Transfer in violation of Article 6 hereof by a

          21   Partner or by a Holding Entity of any Partner; provided that no

          22   Event of Default shall exist hereunder if a cure provision is

          23   available under the Casino Act or any rule or regulation

          24   promulgated thereunder and the default is cured within such cure

          25   period, or, if no cure period is available, if the default is not

          26   cured within thirty (30) days; or

          27

          28

           1             (h)  the attempted withdrawal of any Partner from the

           2   Partnership other than in connection with any Transfer not in

           3   violation of Article 6 hereof; provided that in the case of

           4   Section 6.01(b) hereof no Event of Default shall exist hereunder

           5   if a cure provision is available under the Casino Act or any

           6   rules or regulations promulgated thereunder and the default is

           7   cured within such cure period.

           8

           9

          10                               ARTICLE 8

          11

          12                                REMEDIES

          13

          14             8.01 Remedies.  Upon the occurrence of any Event of
                              --------

          15   Default with respect to any Partner (the "Defaulting Partner")

          16   which shall not have been cured prior to an election by any one

          17   or more Material Partners which is not a Defaulting Partner (the

          18   "Nondefaulting Partners") under this Section 8.01, any

          19   Nondefaulting Partner may elect to do one or more of the

          20   following by written notice of such election to the Defaulting

          21   Partner:

          22

          23             (a)  in the case of a Monetary Default, (i) if the

          24   default is by a Material Partner, (A) advance money to the

          25   Defaulting Partner, (B) at any time after the expiration of

          26   thirty (30) days from the occurrence of such Monetary Default,

          27   exercise any buy/sell remedy as provided in Section 8.03 hereof,

          28   or (C) exercise any Default Loan and dilution rights as provided

           1   in Section 8.04 hereof, (ii) if the default is by a non-Material

           2   Partner, advance money to the Defaulting Partner, exercise any

           3   buy/sell remedy as provided in Section 8.03 hereof, exercise any

           4   Default Loan and dilution rights as provided in Section 8.04

           5   hereof, or elect to exercise the Non-Material Partner Appraisal

           6   Buyout remedy as provided in Section 8.06 hereof or (iii) in

           7   either case, exercise any rights provided in Section 3.03(c)

           8   hereof;

           9

          10             (b)  if the Event of Default occurs pursuant to Section

          11   7.01(g) hereof, the Nondefaulting Partners may specifically

          12   enforce their rights to acquire the Offered Interest or the Offer

          13   Related Partnership Interest;

          14

          15             (c)  together with any other Nondefaulting Partner,

          16   wind up the affairs of, and dissolve, the Partnership, or sell

          17   the Property and any other assets of the Partnership, as provided

          18   in Section 15.01 hereof, with the proceeds of such liquidation to

          19   be applied as provided in Section 15.03 hereof;

          20

          21             (d)  enforce any covenant by the Defaulting Partner to

          22   advance money (including, without limitation, the contribution of

          23   a negative Capital Account balance) or to take or forbear from

          24   any other action hereunder;

          25

          26             (e)  following any Event of Default pursuant to any of

          27   Sections 7.01(c), 7.01(e) and 7.01(f) hereof as to any Partner,

          28   suspend any right of the Partner Group of which a Defaulting

           1   Partner is a member to be a Represented Group and to be entitled

           2   to be represented on the Executive Committee until such time as

           3   the Event of Default is cured; provided that the rights of such

           4   Partner Group, with respect to amendments and modifications of

           5   the Partnership Agreement as specified in Section 5.01(e)(v)

           6   hereof shall not be so suspended; or

           7

           8             (f)  pursue any other remedy permitted at law or in

           9   equity.

          10

          11             8.02 Choice of Remedies
                              ------------------

          12

          13             (a)  From and after the date a Nondefaulting Partner

          14   has elected to exercise any remedy pursuant to Section 8.01

          15   hereof, such exercise of remedies may be continued thereafter by

          16   the Nondefaulting Partner regardless of whether the Defaulting

          17   Partners thereafter cures such Event of Default.

          18

          19             (b)  The election to pursue any other remedies pursuant

          20   to Section 8.01 hereof may be made alone or in combination with

          21   any other remedies; provided that a buy/sell pursuant to Section

          22   8.03 hereof, an Appraisal Buyout pursuant to Section 8.05 hereof

          23   or a Non-Material Partner Appraisal Buyout pursuant to Section

          24   8.06 hereof, as the case may be, may not be pursued

          25   simultaneously against any one Partner Group or Defaulting

          26   Partner, as the case may be.

          27

          28

           1             (c)  Nothing contained herein shall limit any rights to

           2   sue a Partner Group or Defaulting Partner, as the case may be,

           3   for amounts owing to the Partnership hereunder, or for any other

           4   breach of this Agreement.  A Defaulting Partner shall have no

           5   right to demand the immediate valuation and payment of its

           6   Partnership Interest.

           7

           8             (d)  In any action against a Defaulting Partner for a

           9   failure to make any Initial Capital Contribution pursuant to

          10   Section 3.01 hereof or any Additional Capital Contribution

          11   pursuant to Section 3.03 hereof or in any levy or enforcement of

          12   any judgment against a Defaulting Partner for any such failure to

          13   contribute, the recovery against such Defaulting Partner may

          14   include any assets of such Defaulting Partner but shall not

          15   include any taking or Transfer of such Defaulting Partner's

          16   Partnership Interests other than any Transfer as may occur

          17   pursuant to any exercise of rights under Sections 8.03, 8.04,

          18   8.05 or 8.06 hereof.

          19

          20             (e)  Upon any Transfer of a Partnership Interest

          21   pursuant to Sections 8.03, 8.04, 8.05 or 8.06 hereof, the

          22   transferee shall acquire the Partnership Interest free and clear

          23   of any lien or security interest with respect to such Partnership

          24   Interest; provided that nothing herein shall restrict or impair

          25   the lien of any lender holding any such security interest to any

          26   proceeds payable to the Partner so Transferring its Partnership

          27   Interest or any right of such lender to receive directly such

          28   proceeds.

           1             8.03 Buy/Sell
                              --------

           2

           3             (a)  The provisions of this Section 8.03 may be

           4   exercised (i) by a Nondefaulting Partner pursuant to Section

           5   8.01(a) hereof as to either the Partner Group if a Material

           6   Partner is the Defaulting Partner or as to the Defaulting Partner

           7   if a non-Material Partner is the Defaulting Partner, (ii) by a

           8   Material Partner pursuant to Section 11.02 hereof as to either

           9   the Partner Group if a Material Partner is the Defaulting Partner

          10   or as to the Defaulting Partner if a non-Material Partner is the

          11   Defaulting Partner, and (iii) by a Material Partner pursuant to

          12   Section 12.01 hereof as to any Partner Group.  In any case where

          13   a Material Partner exercises a buy/sell pursuant to Section

          14   8.01(a) hereof, the Material Partner shall have the option to

          15   offer in such buy/sell its entire Partnership Interest or a

          16   portion of its Partnership Interest containing a Percentage Share

          17   equal to the Percentage Share of the Defaulting Partner or

          18   Partner Group, as the case may be.  If such Defaulting Partner or

          19   Partner Group, as the case may be, has a Percentage Share greater

          20   than the Percentage Share of the Material Partner exercising the

          21   buy/sell, the Material Partner shall offer its entire Partnership

          22   Interest in the buy/sell.

          23

          24             (b)  Any Material Partner eligible to elect a buy/sell

          25   pursuant to Section 8.03(a) hereof may, by written notice to the

          26   Partner Group or Partner, as the case may  be, with respect to

          27   which the buy/sell is being exercised and any other Material

          28   Partners, establish a gross sales price for the Partnership

           1   ("Partnership Price"), which shall be the price to be used in the

           2   calculation procedures set forth in Section 8.03(e) hereof.  The

           3   Material Partner first to exercise its right under this Section

           4   8.03 shall be the Electing Partner for the purposes of this

           5   Section 8.03.  Any offer made pursuant to this Section 8.03(b)

           6   shall be the "Offer".  Any Material Partner other than the

           7   Electing Partner and the Partner or Partner Group with respect to

           8   whom such buy/sell has been exercised shall be a Remaining

           9   Partner for the purposes of this Section 8.03, so long as such

          10   Material Partner is not a Defaulting Partner.

          11

          12             (c)  A Remaining Partner shall have the option for ten

          13   (10) days after notice of the Offer is given by the Electing

          14   Partner to the other Material Partners to participate in the

          15   Offer made by the Electing Partner.  If a Remaining Partner by

          16   written notice to the other Material Partners within said ten

          17   (10) day period elects to join the Electing Partner in the Offer,

          18   such Material Partners shall participate in the buy/sell pursuant

          19   to this Section 8.03(b) on a pro rata basis in accordance with

          20   each such Exercising Partner's Percentage Share.  If any

          21   Remaining Partner does not by timely written notice to the other

          22   Material Partners elect to join the Electing Partner in the

          23   Offer, such Remaining Partner shall have no right of

          24   participation in the buy/sell pursuant to this Section 8.03(b).

          25   If more than one Material Partner elect to exercise this buy/sell

          26   right concurrently, each shall act jointly with the other

          27   exercising Material Partners and shall participate in the

          28   buy/sell pursuant to this Section 8.03 on a pro rata basis in

           1   accordance with each such Material Partner's Exercising Partner's

           2   Percentage Share.  The Material Partner(s) participating in the

           3   Offer shall be the "Offeror".

           4

           5             (d)  The Electing Partner shall in the notice of the

           6   Offer (i) designate the Partner Group or Partner, as the case may

           7   be, with respect to which the buy/sell is being exercised (the

           8   "Offeree"), (ii) state the Partnership Price, (iii) summarize in

           9   reasonable detail the calculations described in Section 8.03(e)

          10   hereof which determine the terms on which the Offeror would be

          11   willing either (A) to purchase from the Offeree the Offeree's

          12   Partnership Interest or (B) to sell to the Offeree the Offeror's

          13   Partnership Interest, and (iv) state the liabilities to be

          14   assumed pursuant to Section 8.03(g) hereof.  The notice of the

          15   Offer may designate any date, so long as such date is not more

          16   than ninety (90) days prior to the date such notice of the Offer

          17   is given and no later than the date on which the buy/sell closes,

          18   as to the effective date on which the hypothetical liquidation

          19   pursuant to Section 8.03(e) hereof shall occur.  If the Offeror

          20   shall become a Defaulting Partner at any time after making an

          21   Offer, the buy/sell initiated pursuant to such Offer shall

          22   terminate.  Where more than one Material Partner are

          23   participating in the buy/sell remedy, if any of such Material

          24   Partners becomes a Defaulting Partner, the remaining

          25   Nondefaulting Partners may proceed with the buy/sell without any

          26   further participation by any Material Partner which becomes a

          27   Defaulting Partner.

          28

           1             (e)  For purposes of calculating the Partnership Price

           2   payable to the Offeror or Offeree, the Partnership Price shall be

           3   treated as hypothetical proceeds of liquidation pursuant to

           4   Section 15.03 hereof, and the portions of such hypothetical

           5   proceeds which would be respectively distributed to each of the

           6   Offeror and the Offeree under Section 15.03 hereof (assuming that

           7   all debts and liabilities of the Partnership to third parties

           8   (including any loans or advances that may have been made by any

           9   Partner to the Partnership) shall be paid from such hypothetical

          10   proceeds or assumed by the purchasing Partner(s)) shall be

          11   calculated (as well as any negative Capital Account balance of

          12   the Offeror and the Offeree which would result in such

          13   hypothetical liquidation).  The portion so calculated of such

          14   hypothetical proceeds that the Offeree would receive for its

          15   Partnership Interest (including any amounts as are payable to the

          16   Offeree in respect of Default Loans pursuant to Section 8.04

          17   hereof or in respect of indemnity obligations pursuant to Section

          18   10.02 and 10.04 hereof) shall be defined as the "Net Partnership

          19   Price" of the Offeree.  The portion so calculated of such

          20   hypothetical proceeds that the Offeror(s) would receive for its

          21   Partnership Interest(s) (including any amounts as are payable to

          22   the Offeror(s) in respect of Default Loans pursuant to Section

          23   8.04 hereof or in respect of indemnity obligations pursuant to

          24   Sections 10.02 and 10.04 hereof) shall be defined as the "Net

          25   Partnership Price" of the Offeror(s).  If the Offeror or Offeree,

          26   as the case may be, would have a negative Capital Account and be

          27   required to pay the amount of such negative Capital Account to

          28   the Partnership pursuant to Section 15.03 hereof in connection

           1   with such hypothetical liquidation, the amount of such negative

           2   Capital Account shall be the "Net Partnership Price" as to such

           3   Offeror or Offeree.  The Partners understand and agree that in

           4   such circumstances, the Net Partnership Price applicable to an

           5   Offeror or Offeree will require a payment from the selling

           6   Partner or Partner Group(s), as the case may be, to the buying

           7   Partner or Partner Group(s), as the case may be, rather than a

           8   payment from the buying Partner or Partner Group(s) to the

           9   selling Partner or Partner Group(s) as the case may be.

          10

          11             (f)  From the date the notice of the Offer is given,

          12   the Offeree shall have sixty (60) days to notify the Offeror(s)

          13   of its election either to purchase the Partnership Interest of

          14   the Offeror(s) or to sell its own Partnership Interest at the

          15   prices so offered.

          16

          17                (i)    If the Offeree determines to purchase the

          18   Partnership Interest of the Offeror(s), the Offeree shall serve

          19   written notice of such election specifying a closing date for

          20   such purchase not more than ninety (90) days from the date of

          21   such notice of election (including the escrow period) within

          22   which it must purchase the Partnership Interest of the Offeror(s)

          23   at the Net Partnership Price of the Offeror(s) as calculated

          24   above.

          25

          26               (ii)    If the Offeree determines to sell its

          27   Partnership Interest, it shall give written notice of such

          28   election to the Offeror(s), who shall, within ten (10) days of

           1   the Offeree's election, designate a closing date for such sale

           2   not more than ninety (90) days thereafter and shall purchase the

           3   Partnership Interest of the Offeree at the Net Partnership Price

           4   of the Offeree as calculated above.

           5

           6              (iii)    If the Offeree does not elect either to buy

           7   or sell within the thirty (30) day period referred to above, the

           8   Offeror(s) may elect to buy the Partnership Interest of the

           9   Offeree and the Offeror(s) shall have the ten (10) days following

          10   expiration of such thirty (30) day period in which to designate a

          11   closing date for such purchase not more than one hundred twenty

          12   (120) days from the date of such deemed election.

          13

          14               (iv)    If the Partnership Interest of Harrah's is

          15   being purchased, the notice of offer or election, as the case may

          16   be must state whether the purchaser will elect to acquire the

          17   interest of Manager and must request the Partnership's

          18   accountants to determine the appraised value of such interest as

          19   provided in Section 17.02 of the Management Agreement.  If such

          20   election is made, the purchaser shall purchase the interests of

          21   Harrah's and Manager simultaneously.

          22

          23             (g)  The closing of the purchase and sale contemplated

          24   by Section 8.03(f) hereof shall be subject to the following terms

          25   and conditions:

          26

          27                (i)    The closing shall occur at the offices of the

          28   Partnership at 9:00 a.m. on the date specified on the notice of

           1   the Offer or the next succeeding Business Day which is also a

           2   Tuesday, Wednesday or Thursday.

           3

           4               (ii)    The Net Partnership Price for any purchase

           5   and sale pursuant to Section 8.03(f) hereof and purchase price

           6   for the interest of Manager, if applicable, shall be paid in cash

           7   at the closing.  Costs of any sale of a Partnership Interest,

           8   including recording fees, escrow costs, if any, and other fees

           9   (but not attorneys' fees) shall be divided equally between the

          10   Offeror(s) and the Offeree.

          11

          12              (iii)    At the closing of the purchase of a

          13   Partnership Interest pursuant to this Section 8.03(g), the

          14   Partnership and the buying Partner(s) or Partner Group, as the

          15   case may be, shall save, protect, defend, indemnify, and hold

          16   harmless the selling Partner(s) or Partner Group, as the case may

          17   be, from all debts and liabilities owed by the Partnership to

          18   third parties but the selling Partner(s) or Partner Group, as the

          19   case may be, shall not be relieved of any of their indemnity

          20   obligations pursuant to Article 10 hereof for liabilities arising

          21   out of events occurring prior to or during the period any selling

          22   Partner was a Partner in the Partnership.

          23

          24               (iv)    A Partner Group or Partner selling its

          25   Partnership Interest pursuant to Section 8.03(f) hereof shall

          26   deliver all appropriate documents of Transfer at closing and

          27   shall convey its Partnership Interest to the buying Partner

          28   Group(s) or Partner, or its nominee or their respective nominees,

           1   free and clear of all liens, claims, encumbrances or other

           2   charges of any kind whatsoever.  In the event the Partnership

           3   Interest is conveyed to any such nominee or nominees of the

           4   buying Partner Group(s) or Partner, the admission of such nominee

           5   or nominees to the Partnership as a successor to the selling

           6   Partner Group(s) or Partner shall occur, and for all purposes

           7   shall be deemed to have occurred immediately prior to the

           8   transfer by the selling Partner Group(s) or Partner of its

           9   Partnership Interest.

          10

          11                (v)    From and after the closing of any such sale

          12   of a Partnership Interest, the selling Partner Group(s) or

          13   Partner shall have no further interest in the assets, profits or

          14   management of the Partnership and shall not be responsible for

          15   any of the obligations or losses of the Partnership, and all

          16   obligations of the Partnership to the selling Partner Group(s) or

          17   Partner, including all capital accounts, loans and advances,

          18   shall be deemed satisfied and discharged, but the selling Partner

          19   Group(s) or Partner shall not be relieved of any indemnity

          20   obligations pursuant to Article 10 hereof for liabilities arising

          21   out of events occurring prior to or during the period any selling

          22   Partner was a Partner in the Partnership.

          23

          24             (h)  If the buying Partner Group(s) or Partner shall

          25   fail to close a purchase pursuant to Section 8.03(g) hereof, the

          26   selling Partner Group(s) or Partner may, in addition to any other

          27   rights hereunder, elect to purchase the buying Partner Group(s)'

          28   or Partner's Partnership Interest at the Net Partnership Price

           1   which would otherwise have been payable to the buying Partner

           2   Group(s) or Partner pursuant to Section 8.03(e) hereof.  Where

           3   more than one Partner Group or Partners are buying Partner Groups

           4   or Partners and one such buying Partner Group or Partners shall

           5   fail to close a purchase under Section 8.03(g) hereof, any other

           6   buying Partner Group or Partners shall, by written notice to the

           7   other participating Partner Groups or Partners within an

           8   additional twenty (20) day period, elect either to act as the

           9   Buying Partner for the entire purchase without any further

          10   participation by the Partner Group or Partners that failed to

          11   close or elect not to proceed with the purchase.  Such closing

          12   shall occur on a date at the expiration of said additional twenty

          13   (20) day period as designated in said notice by the Partner Group

          14   or Partners making such election to close.

          15

          16             8.04 Advances; Buy-Down
                              ------------------

          17

          18             (a)  If a Defaulting Partner shall have failed to make

          19   any Capital Contribution pursuant to either Section 3.01 or

          20   Section 3.03 hereof, any Nondefaulting Partner may, but shall not

          21   be obligated to, advance to the Partnership on behalf of the

          22   Defaulting Partner the amount of all or any part of such

          23   delinquency, with each such advance to be treated as a loan by

          24   the Nondefaulting Partner to the Defaulting Partner (a "Default

          25   Loan").

          26

          27                (i)    Any Nondefaulting Partner may elect to make a

          28   Default Loan at any time until six (6) months after the later to

           1   occur of the date of a call for Additional Capital Contributions

           2   pursuant to Section 3.03 hereof or the date on which a cash

           3   deficiency occurs as a result of a failure of a Partner to

           4   contribute pursuant to Section 3.03 hereof.  Any Nondefaulting

           5   Partner first to exercise its right under this Section 8.04(a)

           6   shall be the Electing Partner for the purposes of this Section

           7   8.04.  If more than one Nondefaulting Partner concurrently

           8   exercise their rights under this Section 8.04(a), all such

           9   concurrently electing Nondefaulting Partners shall jointly be the

          10   Electing Partner.  The Electing Partner shall promptly give

          11   written notice to the Defaulting Partner and any other Material

          12   Partners of making such advance to the Partnership.

          13

          14               (ii)    Any Material Partner(s) other than a

          15   Defaulting Partner and the Material Partner first electing to

          16   make a Default Loan, so long as it is not a Defaulting Partner,

          17   shall be a Remaining Partner for the purposes of this Section

          18   8.04.  Any Remaining Partner shall have the option for ten (10)

          19   days after such notice is given to join the Electing Partner and

          20   participate in the Default Loan.  If any Remaining Partner elects

          21   by written notice to the other Material Partners within the said

          22   ten (10) day period to participate in the Default Loan, such

          23   Remaining Partner shall, upon such election, advance to the

          24   Electing Partner an amount so that such Remaining Partner shares

          25   in such Default Loan with the Electing Partner pro rata in

          26   accordance with its Exercising Partner's Percentage Share.  If

          27   such Remaining Partner does not give timely written notice of

          28   such election to join the Electing Partner, such Remaining

        1   Partner shall have no right to participate in such Default Loan.

        2   The Nondefaulting Partner(s) participating in the Default Loan

        3   shall be the "Default Lender".

        4

        5              (iii)    Each separate advance by a Default Lender

        6   shall be a separate Default Loan.  The amount of each such

        7   advance to the Partnership shall be credited to the Capital

        8   Account of the Defaulting Partner.

        9

       10               (iv)    Each Default Loan shall be (i) for a term of

       11   two (2) years, and (ii) bear interest, payable monthly, at a

       12   fixed rate equal to the greater of (A) the then Prime Rate plus

       13   three percent (3%) or (B) nine and one-quarter percent (9 1/4%) per

       14   annum, but in no event greater than the maximum rate permitted by

       15   applicable law, from the date of such Default Loan to the earlier

       16   of the date of payment in full by the Defaulting Partner or the

       17   date of the Default Lender's exercise of its rights pursuant to

       18   Sections 8.04(b) or 8.04(c) hereof.

       19

       20                (v)    The Defaulting Partner shall have two (2)

       21   years after the making of any Default Loan within which to repay

       22   the principal amount of such Default Loan (provided that any

       23   portion of a Default Loan in connection with an Additional

       24   Capital Contribution pursuant to Section 3.03 hereof attributable

       25   to NOLDC shall have no stated maturity, and shall remain

       26   outstanding until paid by the application of Distributions

       27   otherwise distributable to NOLDC in accordance with Section 4.05

       28   hereof).  Any interest payable by the Defaulting Partner on any

           1   Default Loan shall be paid directly to the Default Lender by the

           2   Defaulting Partner and any such payment shall not affect either

           3   the Nondefaulting Partners' or the Defaulting Partner's Capital

           4   Accounts.

           5

           6               (vi)    Upon the payment in full of the principal of

           7   and all accrued interest on a Default Loan within such two (2)

           8   year period (or with respect to NOLDC with respect to a Default

           9   Loan in connection with an Additional Capital Contribution

          10   pursuant to Section 3.03 hereof at any time) or pursuant to

          11   Sections 8.04(b) or 8.04(c) hereof, the Defaulting Partner's

          12   default, with respect to which a Default Loan was made, shall be

          13   deemed cured.  The making of a Default Loan shall not be deemed

          14   to cure an Event of Default with respect to which a Default Loan

          15   has been made, and such cure may be made only in the manner set

          16   forth in the immediately preceding sentence or in Sections

          17   4.05(a), 8.04(b) and 8.04(c) hereof.

          18

          19             (b)  If the Defaulting Partner fails to repay the

          20   Default Lender(s) with respect to any one or more Default Loan

          21   within the two (2) year period referred to in Section 8.04(a)(v)

          22   hereof, any Default Lender may, at any time after the expiration

          23   of such two (2) year period elect, by written notice (the

          24   "Conversion Notice") with respect to all or any portion of the

          25   Default Loans from such Default Lender to the Defaulting Partner

          26   to increase such Default Lender's aggregate Percentage Share and

          27   decrease the Defaulting Partner's Percentage Share as of the date

          28

           1   of the Conversion Notice as herein set forth with respect to such

           2   Default Lender's portion of any such outstanding Default Loan.

           3

           4                (i)    The Default Lender that delivered the

           5   Conversion Notice shall, as to its portion of any Default Loan,

           6   increase its aggregate Percentage Share (but not to exceed one

           7   hundred percent (100%)) by a percentage derived from a fraction,

           8   the numerator of which equals one hundred ten percent (110%) of

           9   all outstanding principal and interest of the Default Loan being

          10   converted and the denominator of which equals the positive amount

          11   the Defaulting Partner would receive upon a hypothetical

          12   liquidation of the Partnership treating one hundred percent

          13   (100%) of Appraised Value of the assets of the Partnership as

          14   hypothetical sales proceeds for distribution under Section 15.03

          15   hereof (assuming all debts and liabilities of the Partnership to

          16   third parties, including any loans or advances permitted or

          17   required under the terms of this Agreement or approved by the

          18   Partnership that may have been made by any of the Partners to the

          19   Partnership, shall have been paid from such hypothetical sales

          20   proceeds) and that any gain or loss realized from such

          21   hypothetical sale shall have been allocated to the Partners'

          22   Capital Accounts.  If such hypothetical liquidation of the

          23   Partnership results in a negative Capital Account for the

          24   Defaulting Partner, the Default Lender shall acquire all of the

          25   Percentage Interest of the Defaulting Partner upon any such

          26   conversion and the Defaulting Partner shall remain liable to

          27   restore such negative Capital Account balance.  If the Default

          28   Lender consists of more than one Partner, such Partners shall

           1   share such increased Percentage Interest pro rata in accordance

           2   with their respective Exercising Partner's Percentage Share.  If

           3   the Defaulting Partner's Percentage Share is decreased to zero as

           4   a result of any conversion pursuant to this Section 8.05(b), the

           5   Defaulting Partner shall thereupon cease to be a Partner in the

           6   Partnership and the Defaulting Partner shall remain liable to

           7   restore any negative Capital Account balance resulting from such

           8   hypothetical liquidation.  The Defaulting Partner shall have its

           9   Percentage Share correspondingly decreased by the amount by which

          10   the Default Lender's Percentage Share is increased.

          11

          12               (ii)    The Partners acknowledge that Capital

          13   Contributions will be of critical importance to the Partnership,

          14   and the Partners further acknowledge that the value of Capital

          15   Contributions or Default Loans made to Partners who have failed

          16   to make Capital Contributions is not readily ascertainable as of

          17   the date hereof and a reasonable estimate of such value is

          18   achieved by the formula contained in Section 8.04(b)(i) hereof.

          19   Such formula reflects such estimate of the Partners, and is not

          20   intended to be a penalty.

          21

          22              (iii)    Upon such recalculation and the corresponding

          23   adjustments of Percentage Shares, if all of the Default Loan has

          24   been converted pursuant to this Section 8.04(b), the Event of

          25   Default associated with the Default Loan with respect to which

          26   such adjustments were made shall be deemed cured as of the date

          27   of such conversion.

          28

           1             (c)  Notwithstanding anything to the contrary contained

           2   in Section 8.04(b) hereof, in the event that any Percentage

           3   Shares are adjusted as set forth in Section 8.04(b) hereof, and

           4   the Defaulting Partner's Percentage Share, as readjusted, is

           5   equal to zero (0), then the Default Lender shall have the right

           6   (but not the obligation), in its or their sole discretion, either

           7   to (i) admit to the Partnership as an additional Partner of the

           8   Partnership a nominee of the Default Lender, and to deem the

           9   Defaulting Partner to have Transferred its remaining Partnership

          10   Interest to such nominee (instead of increasing the Default

          11   Lender's Percentage Share by such amount), whereupon the

          12   Defaulting Partner will cease to be a Partner in the Partnership,

          13   and to have any Partnership Interest and such Partner shall not

          14   be relieved of any indemnity obligations pursuant to Article 10

          15   hereof for liabilities arising out of events occurring prior to

          16   or during the period any selling Partner was a Partner in the

          17   Partnership, or (ii) if, after the exercise of the dilution

          18   remedy in Section 8.04(b) hereof no other Partner remains, take

          19   all steps necessary to dissolve and wind up the affairs of the

          20   Partnership, and to cause all assets to be liquidated and the net

          21   proceeds therefrom to be distributed solely to the Default

          22   Lender, with the Defaulting Partner having no right to receive

          23   any such Distribution.

          24

          25             (d)  Upon request by any Default Lender at any time

          26   from the date of the Default Lender's advance pursuant to Section

          27   8.04(a) hereof until any such Default Loan shall be repaid in

          28   full or converted to an increased Percentage Share, the

           1   Defaulting Partner shall execute any and all documents reasonably

           2   requested by any Default Lender, including, without limitation,

           3   notes and any other documents which may be necessary to evidence

           4   the Default Loan.

           5

           6             (e)  The dilution remedy in Section 8.04(b) hereof may

           7   not be elected by any Material Partner with respect to NOLDC with

           8   respect to Default Loans made in connection with an Additional

           9   Capital Contribution pursuant to Section 3.03 hereof, to the

          10   extent NOLDC retains all or any part of its original Partnership

          11   Interest.  This exception shall not apply to any Partnership

          12   Interest subsequently acquired by NOLDC by purchase, merger or

          13   otherwise, or to any part of NOLDC's Partnership Interest which

          14   is Transferred other than to First National Bank of Commerce or

          15   any successor Institutional Investor holding the NOLDC Loan or a

          16   nominee who holds title for such bank or Institutional Investor

          17   in respect of any existing Default Loans to NOLDC prior to

          18   foreclosure of the NOLDC Loan.

          19

          20             8.05 Appraisal Buyout
                              ----------------

          21

          22             (a)  Upon the occurrence of an Unsuitability

          23   Determination, the Partnership shall exercise promptly its right

          24   pursuant to Section 11.01 hereof to redeem (i) the Partnership

          25   Interest of the Partner Group containing the Defaulting Partner

          26   in the case of an Unsuitability Determination with respect to a

          27   Material Partner, (ii) the Partnership Interest of a non-Material

          28   Partner in the case of an Unsuitability Determination with

           1   respect to a non-Material Partner, or (iii) the entire

           2   Partnership Interest of a Partner who has failed to redeem an

           3   unsuitable Holding Entity pursuant to Section 11.01(b)(iii)

           4   hereof or Section 16.06(e) hereof, as the case may be (the

           5   "Redeemed Interest"), pursuant to this Section 8.05 (the

           6   "Appraisal Buyout").  Upon such notice the fair market value of

           7   the assets of the Partnership shall be determined pursuant to

           8   Article 9 hereof.  The Partnership shall have sixty (60) days or

           9   such period of time allowed or required by LEDGC from the earlier

          10   of the date on which the Represented Groups agree upon a fair

          11   market value pursuant to Section 9.01 hereof or the date on which

          12   the Remaining Partners receive notice of the decision of the

          13   appraisers pursuant to Section 9.02 hereof (the "Valuation Date")

          14   in which to purchase the Redeemed Interest by payment, in

          15   accordance with Section 8.05(c) hereof, to the Partner Group or

          16   Partner of an amount equal to the Appraisal Buyout Price.

          17

          18             (b)  For purposes of calculating the "Appraisal Buyout

          19   Price", ninety percent (90%) of the Appraised Value of the assets

          20   of the Partnership shall be treated as hypothetical sales

          21   proceeds for distribution under Section 15.03 hereof, and the

          22   portions of such hypothetical sales proceeds which would be

          23   respectively distributed to each Partner in respect of its

          24   Redeemed Interest pursuant to Section 15.03 hereof (assuming that

          25   all debts and liabilities of the Partnership to third parties,

          26   including any loans or advances permitted or required by the

          27   terms of this Agreement or approved by the Partnership that may

          28   have been made by any of the Partners to the Partnership, shall

           1   be paid from such hypothetical sales proceeds and that any gain

           2   or loss realized upon such hypothetical sale shall have been

           3   allocated to the Partners' Capital Accounts) shall be calculated

           4   (as well as any negative Capital Account balance of any Partner

           5   which would result from such a hypothetical liquidation).

           6

           7                (i)    The notice may designate any date, so long as

           8   such date is not more than ninety (90) days prior to the date

           9   such notice is given and no later than the date on which the

          10   Appraisal Buyout closes, as to the effective date on which the

          11   hypothetical liquidation pursuant to Section 8.05(b) hereof shall

          12   occur.

          13

          14               (ii)    The portion so calculated of such

          15   hypothetical sales proceeds that the Partner Group or Partner

          16   with respect to which the Unsuitability Determination was made

          17   would receive, if any (including, or less, any amounts as are

          18   payable to any Partners in respect of Default Loans pursuant to

          19   Section 8.04 hereof or indemnity obligations pursuant to Sections

          20   10.02 and 10.04 hereof), or such lesser amounts to be paid to the

          21   Partner Group or Partner as may be necessary to comply with

          22   applicable laws, rules, regulations or requirements of any

          23   governmental entity, shall be the Appraisal Buyout Price for such

          24   Redeemed Interest.

          25

          26              (iii)    If any Partner Group or Partner would have a

          27   negative Capital Account and be required to pay the amount of

          28   such negative Capital Account to the Partnership pursuant to

           1   Section 15.03 hereof in such hypothetical liquidation, the amount

           2   of such negative Capital Account (including, or less, any amounts

           3   as are payable to any Partners in respect of Default Loans

           4   pursuant to Section 8.04 hereof or indemnity obligations pursuant

           5   to Sections 10.02 and 10.04 hereof) shall be the Appraisal Buyout

           6   Price for its Redeemed Interest.  The Partners understand and

           7   agree that in such circumstances of a negative Capital Account,

           8   the Appraisal Buyout Price applicable to a Partner Group or

           9   Partner for its Redeemed Interest will require a payment from the

          10   selling Partner Group or Partner to the Partnership rather than a

          11   payment from the Partnership to the selling Partner Group or

          12   Partner, as the case may be.

          13

          14               (iv)    If the Partnership Interest of Harrah's is

          15   being purchased, the notice must state whether the Management

          16   Agreement will be terminated pursuant to Section 17.02 of the

          17   Management Agreement, and all amounts due to Manager in

          18   connection with such termination must be paid in full to Manager

          19   at the closing of such purchase.

          20

          21             (c)  Whenever an Offer Related Partnership Interest is

          22   being purchased pursuant to Section 8.05(a) hereof, the Appraisal

          23   Buyout Price of the Offer Related Partnership Interest shall be

          24   the amount of hypothetical sales proceeds which would be

          25   allocable to the Offer Related Partnership Interest based on its

          26   pro rata share of the Percentage Share of the subject Partnership

          27   Interest.

          28

           1             (d)  The closing of the Partnership's purchase of a

           2   Redeemed Interest and, if applicable, termination of the

           3   Management Agreement, shall occur at a place and time designated

           4   by the Partnership in its written notice pursuant to Section

           5   8.05(a) hereof within sixty (60) days or such other period as

           6   allowed or required by LEDGC after the Valuation Date.  The

           7   Appraisal Buyout Price as determined in Section 8.05(b) hereof,

           8   to the extent not prohibited by law, shall be paid from

           9   Distributions otherwise distributable to the Partner or Partner

          10   Group which owns the Redeemed Interest had such purchase not

          11   occurred, without interest.  At the closing of the purchase of a

          12   Redeemed Interest pursuant to this Section 8.05(d), the

          13   Partnership shall, in virile shares, save, protect, defend,

          14   indemnify and hold harmless the selling Partner Group or Partner

          15   from all debts and liabilities owed by the Partnership to third

          16   parties, excluding any personal guarantee incurred by a Partner

          17   prior to the date of this Agreement, the obligation to repay any

          18   Default Loans pursuant to Section 8.04 hereof or the obligation

          19   to pay to the Partnership any negative Capital Account balance

          20   pursuant to Section 15.03 hereof, and the selling Partner Group

          21   or Partner shall not be relieved of any indemnity obligation

          22   pursuant to Article 10 hereof arising out of events occurring

          23   prior to or during the period of time any selling Partner was a

          24   Partner in the Partnership.

          25

          26             (e)  Costs of the transaction, including recording

          27   fees, escrow costs, if any, and other fees (but not attorneys'

          28   fees) shall be borne by the Partner Group or Partner, as the case

           1   may be, which owned the Redeemed Interest.  The Partner Group or

           2   Partner, as the case may be, shall deliver all appropriate

           3   documents of Transfer and, if applicable, termination of the

           4   Management Agreement, to any nominee of the Partnership at the

           5   closing and shall cause its entire Redeemed Interest to be free

           6   and clear of all liens, claims, encumbrances, or other charges of

           7   any kind whatsoever.  If a Partner's entire Partnership Interest

           8   is Transferred pursuant to this Section 8.05, such Partner shall

           9   thereupon cease to be a Partner in the Partnership.  The

          10   Percentage Share of any Partnership Interest or Offer Related

          11   Redeemed Interest acquired by the Partnership pursuant to this

          12   Section 8.05 shall be reallocated among the remaining Material

          13   Partners, pro rata in accordance with their respective Percentage

          14   Shares.  If the Partnership Interest or Offer Related Redeemed

          15   Interest is Transferred to a nominee of the Partnership, the

          16   admission of such nominee to the Partnership as a successor to

          17   the Partner Group or Partner which owned the Redeemed Interest,

          18   as the case may be, shall occur, and for all purposes shall be

          19   deemed to have occurred immediately prior to the Transfer by the

          20   Partner Group or Partner, as the case may be, of the Redeemed

          21   Interest.  From and after the closing, the Partner Group or

          22   Partner which owned the Redeemed Interest, as the case may be,

          23   shall have no further interest in the assets, profits or

          24   management of the Partnership and shall not be responsible for

          25   any of its obligations or losses in respect of the Redeemed

          26   Interest, and all obligations other than indemnity obligations of

          27   the Partnership to the Partner Group or Partner which owned the

          28   Redeemed Interest shall be satisfied and discharged in respect of

           1   the Redeemed Interest Transferred, including all Capital

           2   Accounts, Partner Loans or any other amounts advanced to the

           3   Partnership or owed by the Partnership to the Partner Group or

           4   Partner which owned the Redeemed Interest, excluding any personal

           5   guarantee incurred by a Partner prior to the date of this

           6   Agreement, the obligation to repay any Default Loans pursuant to

           7   Section 8.04 hereof, or the obligation to pay to the Partnership

           8   the negative Capital Account balance pursuant to Section 15.03

           9   hereof, and the selling Partner Group or Partner shall not be

          10   relieved of any indemnity obligation pursuant to Article 10

          11   hereof arising out of events occurring prior to or during the

          12   period of time any selling Partner was a Partner in the

          13   Partnership.

          14

          15             8.06 Non-Material Partner Appraisal Buyout
                              -------------------------------------

          16

          17             (a)  Upon a Monetary Default by a non-Material Partner,

          18   any Nondefaulting Partner may give to the other Material Partners

          19   written notice that it intends to exercise its right to buy any

          20   defaulting non-Material Partner's Partnership Interest pursuant

          21   to this Section 8.06 (the "Non-Material Partner Appraisal

          22   Buyout").  By Unanimous Approval of such Nondefaulting Partners

          23   within the ten (10) day notice period provided in Section

          24   8.06(a)(ii) hereof, the Nondefaulting Partners may elect to have

          25   the Partnership exercise the Non-Material Partner Appraisal

          26   Buyout remedy pursuant to this Section 8.06.  If the

          27   Nondefaulting Partners so elect to have the Partnership be the

          28

           1   purchaser, the Partnership shall be the Electing Partner for the

           2   purposes of this Section 8.06.

           3

           4                (i)    Any Nondefaulting Partner first to exercise

           5   its right under this Section 8.06(a) shall be the Electing

           6   Partner for the purposes of this Section 8.06(a).  If more than

           7   one Nondefaulting Partner concurrently exercise their rights

           8   under this Section 8.06(a), such concurrently exercising

           9   Nondefaulting Partners shall jointly be the Electing Partner.

          10

          11               (ii)    Any Material Partner other than a Defaulting

          12   Partner and the Electing Partner, so long as it is not a

          13   Defaulting Partner, shall be a Remaining Partner for the purposes

          14   of this Section 8.06.  Any Remaining Partner shall have the

          15   option for ten (10) days after first notice of an Electing

          16   Partner is given to elect by written notice to the other Material

          17   Partners to join the Electing Partner and participate in the Non-

          18   Material Partner Appraisal Buyout.  If any Remaining Partner

          19   timely elects by written notice to the other Material Partners to

          20   participate in the Non-Material Partner Appraisal Buyout, each

          21   Electing Partner will participate in the Non-Material Partner

          22   Appraisal Buyout pursuant to this Section 8.06(a) on a pro rata

          23   basis in accordance with each Material Partner's Exercising

          24   Partner's Percentage Share.  If any Remaining Partner does not

          25   elect by timely written notice to join the Electing Partner, such

          26   Remaining Partner shall have no participation in the Non-Material

          27   Partner Appraisal Buyout.  The Nondefaulting Partner(s)

          28   participating in the Non-Material Partner Appraisal Buyout (e.g.,

           1   the Electing Partner(s) and Remaining Partners giving notice as

           2   aforesaid) shall be the "Non-Material Partner Appraisal

           3   Purchaser".

           4

           5              (iii)    Upon the first notice of an Electing Partner

           6   the fair market value of the assets of the Partnership shall be

           7   determined pursuant to Article 9 hereof.  The Non-Material

           8   Partner Appraisal Purchaser shall have sixty (60) days from the

           9   earlier of the date on which the Electing Partners agree upon a

          10   fair market value pursuant to Section 9.01 hereof or the

          11   Valuation Date in which to purchase the defaulting non-Material

          12   Partner's Partnership Interest by payment, in accordance with

          13   Section 8.06(c) hereof, to the defaulting non-Material Partner of

          14   an amount equal to the Non-Material Partner Appraisal Buyout

          15   Price, as determined pursuant to Section 8.06(b) hereof.

          16

          17               (iv)    If more than one Material Partners are acting

          18   jointly as the Non-Material Partner Appraisal Purchaser under

          19   this Section 8.06 and one becomes a Defaulting Partner, any other

          20   Nondefaulting Partner may, at its sole discretion, within an

          21   additional twenty (20) day period, elect to act as the Non-

          22   Material Partner Appraisal Purchaser without the participation of

          23   such Defaulting Partner in which case the closing date pursuant

          24   to Section 8.06(c) hereof shall be extended by twenty (20) days.

          25

          26             (b)  For purposes of calculating the "Non-Material

          27   Partner Appraisal Buyout Price", ninety percent (90%) of the

          28   Appraised Value (as established pursuant to Section 9.03 hereof)

           1   of the assets of the Partnership shall be treated as hypothetical

           2   sales proceeds for distribution under Section 15.03 hereof, and

           3   the portion of such hypothetical sales proceeds which would be

           4   distributed to the defaulting non-Material Partner pursuant to

           5   Section 15.03 hereof (assuming that all debts and liabilities of

           6   the Partnership to third parties (including any loans or advances

           7   permitted or required by the terms of this Agreement or approved

           8   by the Partnership that may have been made by any of the Partners

           9   to the Partnership) shall be paid from such hypothetical sales

          10   proceeds and that any gain or loss realized upon such

          11   hypothetical sale shall have been allocated to the Partners'

          12   Capital Accounts) shall be calculated (as well as any negative

          13   Capital Account balance of any Partner which would result from

          14   such a hypothetical liquidation).

          15

          16                (i)    The notice may designate any date, so long as

          17   such date is not more than ninety (90) days prior to the date

          18   such notice is given and no later than the date on which the Non-

          19   Material Partner Appraisal Buyout closes, as to the effective

          20   date on which the hypothetical liquidation pursuant to Section

          21   8.06(b) hereof shall occur.

          22

          23               (ii)    The portion so calculated of such

          24   hypothetical sales proceeds that the defaulting non-Material

          25   Partner would receive, if any (including, or less, any amounts as

          26   are payable to any Partners in respect of Default Loans pursuant

          27   to Section 8.04 hereof or indemnity obligations pursuant to

          28   Sections 10.02 and 10.04 hereof), or such lesser amounts to be

           1   paid to the defaulting non-Material Partner as may be necessary

           2   to comply with applicable laws, rules, regulations or

           3   requirements of any governmental entity, shall be the Non-

           4   Material Partner Appraisal Buyout Price.

           5

           6              (iii)    If any defaulting non-Material Partner would

           7   have a negative Capital Account and be required to pay the amount

           8   of such negative Capital Account to the Partnership pursuant to

           9   Section 15.03 hereof in such hypothetical liquidation, the amount

          10   of such negative Capital Account shall be the Non-Material

          11   Partner Appraisal Buyout Price.  The Partners understand and

          12   agree that in such circumstances of a negative Capital Account

          13   (including, or less, any amounts as are payable to any Partners

          14   in respect of Default Loans pursuant to Section 8.04 hereof or

          15   indemnity obligations pursuant to Sections 10.02 or 10.04

          16   hereof), the Non-Material Partner Appraisal Buyout Price

          17   applicable to a defaulting non-Material Partner will require a

          18   payment from the selling Partner to the Non-Material Partner

          19   Appraisal Purchaser rather than a payment from the Non-Material

          20   Partner Appraisal Purchaser to the selling Partner.

          21

          22             (c)  The closing of the Non-Material Partner Appraisal

          23   Purchaser's purchase of the defaulting non-Material Partner's

          24   Partnership Interest shall occur at a place and time designated

          25   by the Non-Material Partner Appraisal Purchaser in written notice

          26   to the Remaining Partners and non-Material Partner whose

          27   Partnership Interest is to be purchased.  Such notice shall be

          28   given in writing within ten (10) days after the Valuation Date.

           1   If the Partnership is the Non-Material Partner Appraisal

           2   Purchaser, the Non-Material Partner Appraisal Buyout Price as

           3   determined in Section 8.06(b) hereof, to the extent not

           4   prohibited by law, shall be paid from Distributions otherwise

           5   distributable to the non-Material Partner whose Partnership

           6   Interest is being purchased had it remained a Partner, without

           7   interest.  Otherwise the Non-Material Partner Appraisal Buyout

           8   Price shall be paid in such manner as shall be elected by the

           9   Non-Material Partner Appraisal Purchaser.

          10

          11                (i)    At the closing of the purchase of a

          12   Partnership Interest pursuant to this Section 8.06(c), the

          13   Partnership and the Non-Material Partner Appraisal Purchaser

          14   shall, in virile shares, save, protect, defend, indemnify and

          15   hold harmless the selling non-Material Partner from all debts and

          16   liabilities owed by the Partnership to third parties, excluding

          17   any debts upon which a Partner has personal liabilities, any

          18   indemnity obligations pursuant to Article 10 hereof, the

          19   obligation to repay any Default Loans pursuant to Section 8.04

          20   hereof, or the obligation to pay to the Partnership any negative

          21   capital balance of a Capital Account pursuant to Section 15.03

          22   hereof, and the selling non-Material Partner shall not be

          23   relieved of any indemnity obligation pursuant to Article 10

          24   hereof arising out of events occurring prior to or during the

          25   period the selling non-Material Partner was a Partner in the

          26   Partnership.

          27

          28

           1               (ii)    Where more than one Material Partner are

           2   acting jointly as the Non-Material Partner Appraisal Purchaser

           3   and one such Material Partner fails to close a Non-Material

           4   Partner Appraisal Buyout under this Section 8.06, any other

           5   purchasing Material Partner shall by written notice to the other

           6   participating Material Partners within an additional twenty (20)

           7   day period, either elect to act as the Non-Material Partner

           8   Appraisal Purchaser without the participation by the Partner

           9   Group that failed to close or elect not to proceed further with

          10   the Non-Material Partner Appraisal Buyout.  Such closing shall

          11   occur on a date at the expiration of said additional twenty (20)

          12   day period as designated in such notice by the Material Partner

          13   making such election to close.

          14

          15             (d)  Costs of the transaction, including recording

          16   fees, escrow costs, if any, and other fees (but not attorneys'

          17   fees) shall be borne by the defaulting non-Material Partner.  The

          18   defaulting non-Material Partner shall deliver all appropriate

          19   documents of Transfer at the closing and shall convey its entire

          20   Partnership Interest to the Non-Material Partner Appraisal

          21   Purchaser, or its or their nominee(s), free and clear of all

          22   liens, claims, encumbrances, or other charges of any kind

          23   whatsoever on its Partnership Interest.  In the event such

          24   Partnership Interest is Transferred to a nominee of any

          25   Nondefaulting Partner, the admission of such nominee to the

          26   Partnership as a successor to the defaulting non-Material Partner

          27   shall occur, and for all purposes shall be deemed to have

          28   occurred immediately prior to the Transfer by the defaulting non-

           1   Material Partner of its Partnership Interest.  From and after the

           2   closing, the defaulting non-Material Partner shall have no

           3   further interest in the assets, profits or management of the

           4   Partnership and shall not be responsible for any of its

           5   obligations or losses, excluding any debts upon which a Partner

           6   has personal liabilities, any indemnity obligations pursuant to

           7   Article 10 hereof, the obligation to repay any Default Loans

           8   pursuant to Section 8.04 hereof, or the obligation to pay to the

           9   Partnership any negative capital balance of a Capital Account

          10   pursuant to Section 15.03 hereof, and the selling non-Material

          11   Partner shall not be relieved of any indemnity obligation

          12   pursuant to Article 10 hereof arising out of events occurring

          13   prior to or during the period of time any selling Partner was a

          14   Partner in the Partnership.

          15

          16             (e)  In the event a Material Partner has elected to

          17   exercise a buy/sell against a defaulting non-Material Partner

          18   pursuant to Section 8.03 hereof, any other Material Partner shall

          19   have the option, for a period of ten (10) days following written

          20   notice as required by Section 8.03(b) hereof, to elect by written

          21   notice to the other Material Partners and the Defaulting Partner

          22   to exercise the Non-Material Partner Appraisal Buyout pursuant to

          23   this Section 8.06.  If such notice is timely given, the buy/sell

          24   pursuant to Section 8.03 hereof shall be terminated effective as

          25   of the date of such notice and the Non-Material Appraisal Buyout

          26   shall be initiated effective as of the date of such notice with

          27   the Material Partner making such election being the Electing

          28   Partner pursuant to Section 8.06(a) hereof.

           1             8.07 Waiver.  Each Partner hereby acknowledges and
                              ------

           2   agrees that any exercise of the buy/sell pursuant to the

           3   provisions of Section 8.03 hereof, the dilution pursuant to the

           4   provisions of Section 8.04 hereof, the Appraisal Buyout pursuant

           5   to the provisions of Section 8.05 hereof, or the Non-Material

           6   Partner Appraisal Buyout pursuant to the provisions of Section

           7   8.06 hereof, for any reason or at any time in accordance with the

           8   terms of such Sections shall not be deemed to be in bad faith or

           9   a breach of any fiduciary or other Partnership duty, and each

          10   Partner hereby expressly waives any claim of bad faith or breach

          11   of fiduciary or other Partnership duty as a result of any

          12   exercise of a buy/sell pursuant to the provisions of Section 8.03

          13   hereof, a dilution pursuant to the provisions of Section 8.04

          14   hereof, an Appraisal Buyout pursuant to the provisions of Section

          15   8.05 hereof or a Non-Material Partner Appraisal Buyout pursuant

          16   to the provisions of Section 8.06 hereof.

          17

          18             8.08 Waiver Regarding Embassy.  Each Partner hereby
                              ------------------------

          19   acknowledges and agrees that Embassy may take any separate action

          20   or actions as it shall determine in its sole discretion to be in

          21   its own best interest with respect to the Partnership in

          22   connection with any of its roles as (i) a lender to the

          23   Partnership under the Completion Loan Agreement, (ii) an

          24   Affiliate of a Partner, or (iii) a completion guarantor in

          25   respect of any loan to the Partnership, and that Embassy shall

          26   not be deemed to have acted in bad faith or to have breached any

          27   fiduciary or other Partnership duty for so acting in its best

          28   interest.  Each Partner hereby expressly waives any claim of bad

           1   faith or breach of fiduciary or other Partnership duty as a

           2   result of any such action or actions which Embassy may take in

           3   its own best interest in any such separate roles to the

           4   Partnership.

           5

           6             8.09 Waiver Regarding Harrah's and Manager.  Each
                              -------------------------------------

           7   Partner hereby acknowledges and agrees that Harrah's and Manager

           8   may take any separate action or actions as they individually

           9   shall determine in their sole discretion to be in their own

          10   respective best interest in connection with their respective

          11   roles as (i) a Partner and (ii) Manager, and that Harrah's and

          12   Manager shall not be deemed to have breached any fiduciary or

          13   other Partnership duty for so acting in their respective best

          14   interests.  Each Partner hereby expressly waives any claim of bad

          15   faith or breach of fiduciary or other Partnership duty as a

          16   result of any such act in or actions which Harrah's or Manager

          17   may take in their own respective best interests in any such

          18   separate role with respect to the Partnership.

          19

          20

          21                               ARTICLE 9

          22

          23                   VALUATION AND APPRAISAL PROCEDURES

          24

          25             9.01 Voluntary Appraisal.  Upon an election of any
                              -------------------

          26   Material Partner(s) to exercise their rights pursuant to any of

          27   Sections 8.04, 8.05 or 8.06 hereof, the electing Material

          28   Partners shall promptly attempt, in good faith, to agree upon the

           1   fair market value of all of the assets of the Partnership for a

           2   period of fifteen (15) days from written notice of any electing

           3   Material Partners to exercise its rights pursuant to Sections

           4   8.04, 8.05 or 8.06 hereof.

           5

           6             9.02 Appraisal Panel
                              ---------------

           7

           8             (a)  If the participating Material Partners, within the

           9   fifteen (15) day period specified in Section 9.01 hereof, do not

          10   agree upon the fair market value of the assets of the

          11   Partnership, any participating Material Partners shall have the

          12   right to call for an appraisal by written notice to all other

          13   participating Material Partners involved designating a

          14   disinterested Appraiser (the "First Appraiser") to serve on the

          15   Appraisal Panel provided for below.

          16

          17             (b)  The Defaulting Partner in the case of an exercise

          18   of rights pursuant to Section 8.04 hereof, the Partner owning the

          19   Redeemed Interest in the case of an exercise of rights pursuant

          20   to Section 8.05 hereof, or the defaulting non-Material Partner in

          21   the case of an exercise of rights pursuant to Section 8.06 hereof

          22   shall have seven (7) days from receipt of notice invoking Section

          23   9.02(a) hereof appointing the First Appraiser in which to

          24   designate a disinterested appraiser (the "Second Appraiser") to

          25   serve on the Appraisal Panel by serving notice of such

          26   designation on the electing Material Partner(s).  If the Second

          27   Appraiser is not so appointed and designated within or by the

          28   time so specified, then the First Appraiser shall be the sole

           1   appraiser to determine the value of the assets of the

           2   Partnership.

           3

           4             (c)  Within seven (7) days after the designation, if

           5   any, of the Second Appraiser, the First Appraiser and the Second

           6   Appraiser shall themselves appoint a third disinterested

           7   appraiser (the "Third Appraiser").  If the First Appraiser and

           8   the Second Appraiser are unable to agree upon such appointment

           9   within said seven (7) days, then the electing Material Partner(s)

          10   shall request such appointment of a qualified independent

          11   appraiser to act as the Third Appraiser by the New York office of

          12   one of the following certified public accounting firms or its

          13   successor (other than Arthur Andersen & Co.), such firm to be

          14   selected by lot by the First Appraiser and the Second Appraiser:

          15   Coopers & Lybrand, Deloitte & Touche, Ernst & Young, KMPG Peat

          16   Marwick, and Price Waterhouse or a firm of equivalent status.

          17

          18             (d)  In the event of failure, refusal or inability of

          19   any appraiser to act, a new appraiser shall be appointed in the

          20   stead thereof, which appointment shall be made in the same manner

          21   as provided in this Section 9.02 for the appointment of such

          22   appraiser so failing, refusing or being unable to act.

          23

          24             (e)  The one or three appraisers appointed as the

          25   appraisal panel pursuant to this Section 9.02 hereof (the

          26   "Appraisal Panel") shall each appraise the assets of the

          27   Partnership taking into account appropriate indicators of the

          28   fair market value of such assets in a cash sale between a willing

           1   buyer and seller not under undue duress and shall report their

           2   findings to the Partnership and the Material Partners in writing

           3   within sixty (60) days after the appointment of the Third

           4   Appraiser.  In the case of a three appraiser Appraisal Panel, if

           5   one or more appraiser fails to deliver their reports within sixty

           6   (60) days after the appointment of the Third Appraiser, the party

           7   which appointed the delinquent appraiser may dismiss the

           8   delinquent appraiser and a new appraiser may be appointed in

           9   accordance with Section 9.02(d) above whose report shall be

          10   submitted to the Partnership within thirty (30) days of its

          11   appointment.

          12

          13             9.03 Appraised Value.  The "Appraised Value" of the
                              ---------------

          14   Partnership's assets shall be equal to the mean of the two (2)

          15   closest appraised values reported by the appraisers on the

          16   Appraisal Panel; provided that if such values are equally

          17   distributed, the "Appraised Value" of the assets to be appraised

          18   shall be equal to the mean of the three appraised values reported

          19   by the appraisers on the Appraisal Panel.

          20

          21             9.04 Expenses.  Except as otherwise provided herein,
                              --------

          22   each party shall pay the fees and expenses of the appraiser

          23   appointed by such party, or in whose stead, as above provided,

          24   such appraiser was appointed, and the fees and expenses of the

          25   Third Appraiser, and all other expenses, if any, shall be borne

          26   one half by the Partner or Partners appointing the First

          27   Appraiser and one half by the Partner or Partners appointing the

          28   Second Appraiser.

           1             9.05 Qualification.  To be qualified to be selected or
                              -------------

           2   designated as an appraiser for purposes of this Article 9, such

           3   appraiser must demonstrate (a) current good standing as a

           4   licensed appraiser, and (b) past appraising experience of at

           5   least five (5) years, which experience shall include the

           6   appraisal of casino gaming operations.

           7

           8             9.06 Continued Use of Appraisal.  If an Appraised Value
                              --------------------------

           9   shall have been established pursuant to the procedures of this

          10   Article 9 after the opening of the Temporary Casino or the

          11   Permanent Casino, as the case may be, such Appraised Value shall

          12   be used for purposes of any subsequent election pursuant to

          13   Sections 8.04, 8.05 or 8.06 hereof for a period of nine (9)

          14   months after the date such Appraised Value was established.

          15

          16

          17                               ARTICLE 10

          18

          19              REPRESENTATIONS, WARRANTIES AND INDEMNITIES

          20

          21             10.01  Representations and Warranties by the Partners.
                                ----------------------------------------------

          22   Each Partner represents and warrants to and with the Partnership

          23   and each other Partner as of the date hereof or the date of its

          24   admission to the Partnership that:

          25

          26             (a)  it is, and shall continue to be, validly existing

          27   and duly organized under the laws of the state of its formation,

          28   and the Persons acting in its behalf have all the requisite power

           1   and authority to execute, deliver and comply with the terms and

           2   provisions hereof and consummate the transactions contemplated

           3   herein;

           4

           5             (b)  its execution, delivery and performance of this

           6   Agreement do not require the consent or approval of any

           7   governmental body or regulatory authority or other entity, is not

           8   in contravention of or in conflict with any applicable law or

           9   regulation and this Agreement is, and will continue to be, the

          10   valid, binding and legally enforceable obligation of such Partner

          11   in accordance with its terms;

          12

          13             (c)  except for Transfers permitted by Article 6

          14   hereof, its Partnership Interest has been or will be acquired

          15   solely by and for its account for investment purposes only and is

          16   not being purchased for, or with a view to, subdivision,

          17   fractionalization, resale or distribution; except as provided in

          18   this Agreement, it has no contract, undertaking, agreement or

          19   arrangement with any Person to Transfer to such Person or anyone

          20   else its Partnership Interest (or any part thereof); and it has

          21   no present plans or intentions to enter into any such contract,

          22   undertaking or arrangement; and agrees not to Transfer all or any

          23   part of its Partnership Interest, except that subject to

          24   compliance with the terms of this Partnership Agreement,

          25   Rivergate Lease, Temporary Casino Lease, and Casino Operating

          26   Contract and all applicable laws, Grand Palais and NOLDC have

          27   indicated their intent to obtain financing secured by a loan on

          28   their Partnership Interest and an interest in considering a

           1   public offering of direct or indirect interests in the

           2   Partnership;

           3

           4             (d)  it has no knowledge of, and has not caused to

           5   exist, any liens or encumbrances on the Property or Project or

           6   any Partnership Interest, except as set forth in Exhibits B and D

           7   hereto and hereafter will not cause or suffer to exist any liens

           8   or encumbrances on the Property or Project or any Partnership

           9   Interest, except as otherwise provided by Section 6.03 hereof and

          10   as set forth in Exhibits B and D hereto;

          11

          12             (e)  Harrah's, NOLDC, Grand Palais and Grand Palais

          13   Enterprises, Inc. have incorporated provisions into their

          14   articles of incorporation, charters, partnership agreements or

          15   other formative documents as required by Section 16.06 hereof and

          16   placed legends on their shares of capital stock substantially in

          17   the form of Exhibits H-3 and H-5 attached hereto and by this

          18   reference incorporated herein;

          19

          20             (f)  except as set forth in Exhibit E attached hereto

          21   and by this reference incorporated herein, it is not in violation

          22   or default under any agreement with any Person, or under any law,

          23   judgment, order, decree, license, permit, approval, rule, or

          24   regulation of any court, arbitrator, administrative agency, or

          25   other governmental authority to which it may be subject which

          26   might have a material adverse impact on the Partnership, and

          27   hereafter shall take no action which shall be in violation or

          28   cause a default under any agreement with any Person, or under any

           1   law, judgment, order, decree, license, permit, approval, rule, or

           2   regulation of any court, arbitrator, administrative agency, or

           3   other governmental authority to which it may be subject which

           4   might have a material adverse impact on the Partnership;

           5

           6             (g)  Harrah's, NOLDC and Grand Palais have placed

           7   legends on their shares of capital stock substantially in the

           8   form of Exhibit H-4 attached hereto and by this reference

           9   incorporated herein;

          10

          11             (h)  with respect to its investment in the Partnership:

          12

          13                (i)    it has knowledge and experience in financial

          14   and business matters in general, and in investments of the type

          15   made by the Partnership in particular;

          16

          17               (ii)    it is capable of evaluating the merits and

          18   risks of an investment in the Partnership;

          19

          20              (iii)    it has either secured independent tax advice

          21   with respect to the investment in the Partnership, upon which it

          22   is solely relying, or it is sufficiently familiar with the income

          23   taxation of partnerships that it has deemed such independent

          24   advice unnecessary;

          25

          26               (iv)    it has received or has access to all material

          27   information and documents with respect to the Partnership and has

          28   had an opportunity to ask questions and receive answers thereto

           1   and to verify and clarify any information available to the other

           2   Partners;

           3

           4                (v)    except as otherwise expressly set forth in

           5   this Agreement, it has relied solely upon its independent

           6   investigation, and not on any statements, actions or represen-

           7   tations of the other Partners or any Affiliate of the other

           8   Partners, in making the decision to acquire its Partnership

           9   Interest;

          10

          11               (vi)    no federal or state agency has reviewed or

          12   passed upon the adequacy or accuracy of the information set forth

          13   in the documents submitted to it or made any finding or

          14   determination as to the fairness for investment, or any

          15   recommendation or endorsement of an investment in the

          16   Partnership;

          17

          18              (vii)    there are restrictions on the transferability

          19   of its Partnership Interest hereunder;

          20

          21             (viii)    there will be no public market for its

          22   Partnership Interest, and, accordingly, it may not be possible to

          23   liquidate its investment in the Partnership; and

          24

          25               (ix)    any anticipated federal or state income tax

          26   benefits applicable to its Partnership Interest may be lost

          27   through changes in, or adverse interpretations of, existing laws

          28   and regulations;

           1             (i)  each of the following is true and correct:

           2

           3                (i)    none of it or any Affiliate that are

           4   Controlled by, under common Control with, or Controlling such

           5   Person is a party to any other agreement or other arrangement

           6   which would interfere with the development or operation of the

           7   Project or the Property;

           8

           9               (ii)    its performance under this Agreement will not

          10   violate any other material agreement or other arrangement to

          11   which it, or to the best of its knowledge, its Affiliates

          12   Controlled by, under common Control with, or Controlling such

          13   Partner, is a party;

          14

          15              (iii)    except as provided in Exhibit E hereto, it,

          16   and to the best of its knowledge, its Affiliates Controlled by,

          17   under common Control with, or Controlling such Partner, have not

          18   received notice of any claim which would interfere with its

          19   performance under this Agreement;

          20

          21               (iv)    it has Transferred to the Partnership all of

          22   its right, title and interest in any rights or property related

          23   to the Property and the Project;

          24

          25                (v)    none of it, its Affiliates Controlled by,

          26   under common Control with, or Controlling such Partner, or the

          27   shareholders of NOLDC, Grand Palais and Grand Palais Enterprises,

          28   Inc., has incurred any material liabilities or obligations on

           1   behalf of the Partnership or has knowledge of any liabilities or

           2   obligations of the Partnership other than those described on

           3   Exhibit D attached hereto and by this reference incorporated

           4   herein or pursuant to a Budget and agrees hereafter that it will

           5   not, nor cause any of its Affiliates, to incur any liability or

           6   obligation on behalf of the Partnership, except as otherwise

           7   expressly provided herein;

           8

           9               (vi)    it knows of no actions or lawsuits, pending,

          10   planned or threatened, by or against it, the Partnership, or its

          11   Affiliates, other than those described on Exhibit E attached

          12   hereto, which could create an obligation or liability for the

          13   Partnership or any of the other Partners; and

          14

          15              (vii)    none of such Partner, Affiliates that are

          16   Controlled by, under common Control with, or Controlling such

          17   Person, or to the best of its knowledge, its Holding Entities has

          18   been determined by LEDGC to be unsuitable, has had any

          19   application for any gaming license or permit rejected, or has had

          20   any gaming license or permit, once having been issued, rescinded,

          21   suspended, revoked or not renewed or reinstated, and no Partner

          22   has knowledge that the affiliation of any member of its Partner

          23   Group with any other Partner will threaten any gaming license,

          24   permit, entitlement or approval in any jurisdiction other than

          25   the State of any member of a Partner Group of which it is not a

          26   member;

          27

          28

           1             (j)  the execution, delivery and performance of this

           2   Agreement, and the consummation of the transactions contemplated

           3   hereby, will not

           4

           5                (i)    violate any law, judgment, order, decree,

           6   license, permit, approval, rule or regulation of any court,

           7   arbitrator, administrative agency, or other governmental

           8   authority to which it may be subject;

           9

          10               (ii)    result in a breach or default under any

          11   contract or other binding commitment or any provision of the

          12   charter or by-laws or partnership agreement or other

          13   organizational documents, as the case may be, of such entity; or

          14

          15              (iii)    require any consent, or approval or vote of

          16   any court or governmental authority or of any Person that, as of

          17   the date hereof, has not been given or taken, and does not remain

          18   effective.

          19

          20             10.02  Indemnities
                                -----------

          21

          22             (a)  Grand Palais shall and does hereby indemnify,

          23   defend and hold harmless the Partnership, the Indemnified Persons

          24   of Harrah's and the Indemnified Persons of NOLDC, and each of

          25   them separately, from and against all loss, cost, or damage

          26   whatsoever (including attorneys fees) resulting from any act,

          27   claim or omission of or by Grand Palais and all Affiliates that

          28   are Controlled by, under common Control with, or Controlling

           1   Grand Palais or Caesar's New Orleans, Inc. and all Affiliates

           2   that are Controlled by, under common Control with, or Controlling

           3   Caesar's New Orleans, Inc. prior to the date hereof, including

           4   without limitation those matters described on Exhibit E hereto.

           5

           6             (b)  Harrah's shall and does hereby indemnify, defend

           7   and hold harmless the Partnership, the Indemnified Persons of

           8   Grand Palais and the Indemnified Persons of NOLDC, and each of

           9   them separately, from and against any loss, cost, or damage

          10   whatsoever (including attorneys fees) resulting from any act,

          11   claim or omission of or by Harrah's and all Affiliates that are

          12   Controlled by, under common Control with, or Controlling Harrah's

          13   prior to the date hereof.

          14

          15             (c)  NOLDC shall and hereby does indemnify, defend and

          16   hold harmless the Partnership, the Indemnified Persons of Grand

          17   Palais and the Indemnified Persons of Harrah's, and each of them

          18   separately, from and against any loss, cost, or damage whatsoever

          19   (including attorneys fees) resulting from any act, claim or

          20   omission of or by NOLDC and all Affiliates that are Controlled

          21   by, under common Control with, or Controlling NOLDC prior to the

          22   date hereof.

          23

          24             (d)  As and to the extent provided in Section 10.03

          25   hereof, the rights of the Indemnified Persons pursuant to this

          26   Section 10.02 shall be subject and subordinate to any rights of

          27   any secured Institutional Investor holding a valid and

          28   enforceable security interest in a Partnership Interest.

           1             10.03  Security For Certain Indemnities
                                --------------------------------

           2

           3             (a)  (i)  Each of Grand Palais, Harrah's and NOLDC,

           4   respectively, hereby grants to each other on behalf of their

           5   respective Indemnified Persons a first security interest in a

           6   Percentage Share of one percent (1%) and all proceeds thereof to

           7   secure its indemnity obligations under Section 10.02 hereof.  At

           8   such time as Grand Palais shall deliver to Harrah's and NOLDC an

           9   indemnity from Hemmeter Enterprises, Inc. in a form satisfactory

          10   to Harrah's and NOLDC indemnifying Harrah's and NOLDC in respect

          11   of the matters set forth in Section 10.02(a) hereof together with

          12   satisfactory evidence that Hemmeter Enterprises, Inc. is a public

          13   company with capitalization adequate to satisfy such indemnity,

          14   the security interest granted hereby by Grand Palais with respect

          15   to its one percent (1%) Percentage Share shall be released by

          16   Harrah's and NOLDC on behalf of their respective Indemnified

          17   Persons.

          18

          19               (ii)    Grand Palais, Harrah's and NOLDC have each

          20   duly executed, delivered and filed in the appropriate locations

          21   UCC-1 financing statements in the form of Exhibit G attached

          22   hereto and by this reference incorporated herein.

          23   Notwithstanding the ranking of security interests based on the

          24   order of the filing of such UCC-1 financing statements, all

          25   Indemnified Persons having liquidated indemnity claims shall

          26   share on a pari passu basis in the proceeds of the Percentage
                          ---- -----

          27   Shares which are the subject of such security interests.

          28

           1              (iii)    Upon the expiration of one year from the date

           2   of the closing of the Permanent/Temporary Casino Financing and so

           3   long as no indemnity claims have been made and remain pending

           4   which are secured by such security interest, the security

           5   interest granted hereby by each of Grand Palais, Harrah's and

           6   NOLDC in a Percentage Share of one percent (1%) shall be released

           7   by Harrah's, NOLDC and Grand Palais on behalf of their respective

           8   Indemnified Persons.  If any indemnity claims secured by such

           9   security interest are made prior to such release, such security

          10   interest shall not be released until such indemnity claim has

          11   been resolved or satisfied to the satisfaction of Harrah's, NOLDC

          12   or Grand Palais, as the case may be, on behalf of the Indemnified

          13   Person, and at such time such security interest shall be

          14   released.  Each of the Partners agree to execute and deliver such

          15   UCC termination statements or other documents as shall be

          16   necessary to accomplish the foregoing releases of security

          17   interest in accordance with the terms of this Agreement.

          18

          19               (iv)    At such time as a security interest is

          20   released pursuant to this Section 10.03(a), the Claims of

          21   Indemnified Person(s) under Section 10.02 hereof against the

          22   Partner with respect to whose security interest is released shall

          23   thereupon be subject and subordinate to any rights of any secured

          24   Institutional Investor holding a valid and enforceable security

          25   interest in such Partner's Partnership Interest.

          26

          27                (v)    Grand Palais hereby grants to Harrah's and

          28   NOLDC on behalf of their respective Indemnified Persons a first

           1   security interest in its remaining thirty two and one-third

           2   percent (32 1/3%) Percentage Share and all proceeds thereof to

           3   secure its indemnity obligations under Section 10.02 hereof.

           4

           5             (b)  The security interest created pursuant to Section

           6   10.03(a) hereof securing each Partner's indemnity obligation

           7   pursuant to Section 10.02 hereof, is hereby subordinated, to any

           8   security interest securing repayment of the NOLDC Loan, but only

           9   to the extent any Cash Flow, Proceeds of Major Capital Events or

          10   other Distributions are used solely to repay any such NOLDC Loan.

          11   Any such Distributions used to repay the NOLDC Loan shall be made

          12   by a check from the Partnership payable to the lender of the

          13   NOLDC Loan.

          14

          15             (c)  Upon the request of any secured Material Partner

          16   to an Indemnifying Partner, at any time, the Indemnifying Partner

          17   (or, if the Indemnifying Partner should refuse to do so, such

          18   Material Partner pursuant to the power of attorney granted

          19   herein) shall execute any and all documents reasonably requested

          20   by such Material Partner including, without limitation, notes,

          21   security agreements and UCC-1 financing statements which notes,

          22   security agreements and UCC-1 financing statements shall be in

          23   the form provided by such Material Partner, as may be necessary

          24   to further assure and perfect a security interest in the

          25   Partnership Interest of the Indemnifying Partner in favor of such

          26   Material Partner, as provided in this Section 10.03.

          27

          28

           1             (d)  Upon the failure of any Indemnifying Partner (the

           2   "Defaulting Indemnifying Partner") to make prompt payment or

           3   performance under Section 10.07 (c) hereof (such unsatisfied

           4   obligations being hereinafter referred to as the "Defaulted

           5   Obligations"; and such failure to make payment or performance

           6   being hereinafter referred to as an "Indemnifying Partner

           7   Default"), the Indemnified Person to whom the payment or

           8   performance is owed (the "Secured Party") may, at its option,

           9   without notice to or demand upon the Defaulting Indemnifying

          10   Partner, do any one or more of the following:

          11

          12                (i)    Transfer any property which serves as

          13   collateral for the Defaulted Obligations (the "Collateral") into

          14   the name of its nominee;

          15

          16               (ii)    Exercise any or all of the rights and

          17   remedies provided for by the applicable Uniform Commercial Code,

          18   specifically including, without limitation, the right to recover

          19   the reasonable attorneys' fees and other expenses incurred by the

          20   Secured Party in the enforcement of this Agreement or in

          21   connection with the Defaulting Indemnifying Partner's redemption

          22   of any Collateral;

          23

          24              (iii)    Notify the Partnership that the Secured Party

          25   has the right to receive any payments from the Partnership to the

          26   Defaulting Indemnifying Partner, as a Partner or creditor of the

          27   Partnership;

          28

           1               (iv)    Retain the Collateral in satisfaction of the

           2   Defaulted Obligations, with notice of such retention sent to the

           3   Defaulting Indemnified Partner as required by law;

           4

           5                (v)    Enforce one or more remedies hereunder,

           6   successively or concurrently, and such action shall not operate

           7   to estop or prevent the Secured Party from pursuing any other or

           8   further remedy which it may have, and any repossession or

           9   retaking or sale of the Collateral pursuant to the terms hereof

          10   shall not operate to release the Defaulting Indemnifying Partner

          11   until full and final payment of any deficiency has been made in

          12   cash.  The Defaulting Indemnifying Partner shall reimburse the

          13   Secured Party upon demand for, or the Secured Party may apply any

          14   proceeds of Collateral to, the costs and expenses (including

          15   attorneys' fees, transfer taxes and any other charges) incurred

          16   by the Secured Party in connection with any sale, disposition or

          17   retention of any Collateral hereunder;

          18

          19               (vi)    The Secured Party shall not be required to

          20   marshal the Collateral or any other security for the Defaulted

          21   Obligations or to resort to the Collateral or any other security

          22   for the Defaulted Obligations in any particular order and all of

          23   the Secured Party's rights under the various instruments relating

          24   to the Collateral shall be cumulative.  The Defaulting

          25   Indemnifying Partner, to the maximum extent permitted by law,

          26   hereby waives every defense (now, theretofore or hereafter

          27   arising) of estoppel, laches, extension or moratorium applicable

          28   to any obligations or liabilities covered by this Agreement or of

           1   the Defaulting Indemnifying Partner under this Agreement.  The

           2   Defaulting Indemnifying Partner expressly waives extension of the

           3   obligations of this Agreement arising by any reason whatsoever,

           4   including without limitation, by reason of the institution of

           5   proceedings by or against Defaulting Indemnifying Partner or the

           6   Partnership under or pursuant to the Federal Bankruptcy Code, or

           7   any amendment thereto, or any similar state or federal laws

           8   relating to the relief of debtors.  The Secured Party may sell

           9   the Collateral, or any part thereof, at any public or private

          10   sale or at any broker's board or on any securities exchange, for

          11   cash, upon credit or for future delivery, as the Secured Party

          12   shall deem appropriate.  The Secured Party shall be authorized at

          13   any such sale, if it deems it advisable to do so, to restrict the

          14   prospective bidders or purchasers to Persons who will provide

          15   assurances satisfactory to the Secured Party that they may be

          16   offered and sold the Collateral without registration under the

          17   Securities Act of 1933, as amended (the "Securities Act"), or any

          18   statute then in effect corresponding to the Securities Act, and

          19   upon consummation of any such sale, the Secured Party shall have

          20   the right to assign, transfer and deliver to the purchaser or

          21   purchasers thereof the Collateral so sold.  Each such purchaser

          22   at any such sale shall hold the property sold absolutely, free

          23   from any claim or right on the part of the Defaulting

          24   Indemnifying Partner, and the Defaulting Indemnifying Partner

          25   hereby waives, to the extent permitted by law, all rights of

          26   redemption, stay and/or appraisal which the Defaulting

          27   Indemnifying Partner now has or may at any time in the future

          28   have under any rule of law or statute now existing or hereafter

           1   enacted.  The Secured Party shall give the Defaulting

           2   Indemnifying Partner written notice, at least ten (10) days in

           3   advance of the Secured Party's intention to make any such public

           4   or private sale.  Such notice, in case of public sale, shall

           5   state the time and place fixed for such sale, and in the case of

           6   sale at a broker's board or on a securities exchange, shall state

           7   the board or exchange at which such sale is to be made and the

           8   day on which the Collateral, or portion thereof, will first be

           9   offered for sale at such board or exchange.  Any such public sale

          10   shall be held at such time or times within ordinary business

          11   hours and at such place or places as the Secured Party may fix in

          12   the notice of such sale.  At any private or public or other sale,

          13   the Collateral, or portion thereof, to be sold may be sold in one

          14   lot as an entirety or in separate parcels, as the Secured Party

          15   may in its sole and absolute discretion determine and the Secured

          16   Party may bid (which bid may be, in whole or in part, in the form

          17   of cancellation of indebtedness) for and purchase for its account

          18   the whole or any part of the Collateral at any public sale or

          19   sale at a broker's board or on a security exchange.  The Secured

          20   Party shall not be obligated to sell any Collateral if it shall

          21   determine not to do so, regardless of the fact that notice of

          22   sale of Collateral may have been given.  The Secured Party may,

          23   without notice or publication, adjourn any sale or cause the same

          24   to be adjourned from time to time by announcement at the time and

          25   place fixed for sale, and such sale may, without further notice,

          26   be made at the time and place to which the same was so adjourned.

          27   If the sale of all or any part of the Collateral is made on

          28   credit or for future delivery, the Collateral so sold may be

           1   retained by the Secured Party until the sale price is paid by the

           2   purchaser or purchasers thereof, but the Secured Party shall not

           3   incur any liability in case any such purchaser or purchasers

           4   shall fail to take up and pay for Collateral so sold and, in case

           5   of any such failure, such Collateral may be sold again upon like

           6   notice.  The parties hereto agree that the method, manner and

           7   terms of sale or disposition of the Collateral authorized by this

           8   subsection are commercially reasonable.  As an alternative to

           9   exercising the power of sale herein conferred upon it, the

          10   Secured Party may, without limitation, proceed by a suit or suits

          11   at law or in equity to foreclose this security interest and to

          12   sell the Collateral, or any portion thereof, pursuant to a

          13   judgment or decree or a court or courts of competent

          14   jurisdiction;

          15

          16              (vii)    Proceed by an action or actions at law or in

          17   equity to recover the Defaulted Obligations or to foreclose this

          18   security interest and sell the Collateral, or any portion

          19   thereof, pursuant to a judgment or decree of a court or courts of

          20   competent jurisdiction; and

          21

          22             (viii)    In the event the Secured Party recovers

          23   possession of all or any part of the Collateral pursuant to a

          24   writ of possession or other judicial process, whether prejudgment

          25   or otherwise, the Secured Party may thereafter retain, sell or

          26   otherwise dispose of such Collateral in accordance with Section

          27   10.03(d)(vi) hereof or the applicable Uniform Commercial Code,

          28   and following such retention, sale or other disposition, the

           1   Secured Party may voluntarily dismiss without prejudice the

           2   judicial action in which such writ of possession or other

           3   judicial process was issued.  The Defaulting Indemnifying Partner

           4   hereby consents to the voluntary dismissal by the Secured Party

           5   of such judicial action, and the Defaulting Indemnifying Partner

           6   further consents to the exoneration of any bond which the Secured

           7   Party filed in such action.

           8

           9             (e)  For purposes of executory process under applicable

          10   State law, each of the Partners hereby acknowledges the

          11   obligations owed to the other Partners pursuant to Section 10.02

          12   hereof, CONFESSES JUDGMENT thereon and consents that judgment be

          13   rendered and signed, whether during the court's term or during

          14   vacation, in favor of any Secured Party, for the full amount of

          15   the Defaulted Obligations in principal, interest and attorneys'

          16   fees, together with all charges and expenses whatsoever pursuant

          17   to this Agreement.  Upon an Indemnifying Partner Default and in

          18   addition to all of its rights, powers and remedies under this

          19   instrument and applicable law, the Secured Party may, at its

          20   option, cause all or any part of the Collateral to be seized and

          21   sold under executory process or under writ of fieri facias issued
                                                             ----- ------

          22   in execution of an ordinary judgment obtained in respect of the

          23   Defaulted Obligations, without appraisement, to the highest

          24   bidder, for cash or under such terms as Secured Party deems

          25   acceptable.  Each Partner hereby waives all and every

          26   appraisement of the Collateral and waives and renounces the

          27   benefit of appraisement and the benefit of all laws relative to

          28   the appraisement of the Collateral seized and sold under

           1   executory or other legal process.  Each Partner agrees to waive,

           2   and does hereby specifically waive:

           3

           4           (i)    the benefit of appraisement provided for in

           5        Articles 2332, 2336, 2723 and 2724, Louisiana Code of

           6        Civil Procedure, and all other laws conferring such

           7        benefits;

           8

           9          (ii)    the demand and three (3) days delay accorded

          10        by Articles 2639 and 2721, Louisiana Code of Civil

          11        Procedure;

          12

          13         (iii)    the notice of seizure required by Articles

          14        2293 and 2721, Louisiana Code of Civil Procedure;

          15

          16          (iv)    the three (3) days delay provided by Articles

          17        2331 and 2722, Louisiana Code of Civil Procedure;

          18

          19           (v)    the benefit of the other provisions of

          20        Articles 2331, 2722 and 2723, Louisiana Code of Civil

          21        Procedure;

          22

          23          (vi)    the benefit of the provisions of any other

          24        articles of the Louisiana Code of Civil Procedure not

          25        specifically mentioned above; and

          26

          27         (vii)    all rights of division and discussion with

          28        respect to the Defaulted Obligations.

           1             (f)  In the event the Secured Party elects, at its

           2   option, to enter suit via ordinaria on the Defaulted Obligations,
                                     --- ---------

           3   in addition to the foregoing confession of judgment, the

           4   Defaulting Indemnifying Partner hereby waives legal delays and

           5   hereby consents that judgment for the unpaid principal due on the

           6   Defaulted Obligations, together with interest, attorneys' fees,

           7   costs and other charges that may be due on the Defaulted

           8   Obligations, be rendered and signed immediately.

           9

          10             (g)  Pursuant to the authority contained in La. R.S.

          11   9:5131 through 9:5140.2, each Partner does hereby expressly

          12   designate the Secured Party with respect to its Defaulted

          13   Obligations, or its designee, to be keeper or receiver ("Keeper")

          14   with respect to that portion of the Collateral located within the

          15   State of Louisiana, such designation to take effect immediately

          16   upon any seizure of any of the Collateral under writ of executory

          17   process or under writ of sequestration or fieri facias as an
                                                         ----- ------

          18   incident to an action brought by the Secured Party.  The fees of

          19   the Keeper are hereby fixed at ten percent (10%) of the amount

          20   due or sued for or claimed or sought to be protected, preserved

          21   or enforced in the proceeding for the recognition of the security

          22   interest created hereby, and the payment of such fees shall be

          23   secured by the security interest in the Collateral granted in

          24   this instrument.  The Keeper shall have the right and power to

          25   the extent permitted by applicable law, but shall not be

          26   obligated, to enter upon and take possession of any of the

          27   Collateral, and to exclude the Defaulting Indemnifying Partner,

          28   and the Defaulting Indemnifying Partner's agents or servants,

           1   wholly therefrom, and to hold, use, administer, manage and

           2   operate the same to the extent that the Defaulting Indemnifying

           3   Partner shall be at the time entitled and in its place and stead.

           4   The Keeper, or any Person designated by the Keeper, may operate

           5   the same without any liability to the Defaulting Indemnifying

           6   Partner in connection with such operations, except to use

           7   ordinary care in the operation of such properties, and the Keeper

           8   or any Person designated by the Keeper, shall have the right to

           9   exercise every power, right and privilege of the Defaulting

          10   Indemnifying Partner with respect to the Collateral.

          11

          12             10.04  Additional Indemnities.  Each Partner shall and
                                ----------------------

          13   does hereby indemnify, defend and hold harmless the Partnership

          14   and each other Partner from and against any loss, cost, or damage

          15   whatsoever (including attorneys fees) resulting from any breach

          16   by any of them of the representations and warranties under

          17   Section 10.01 hereof, any losses or expenses as a result of or in

          18   connection with any of their personal obligations or liabilities

          19   unconnected with Partnership business, or any losses or expenses

          20   as a result of or in connection with any breach of this

          21   Partnership Agreement.  Rights of the Partners pursuant to this

          22   Section 10.04 shall be subject and subordinate to any rights of

          23   any secured Institutional Investor holding a valid and

          24   enforceable security interest in a Partnership Interest.

          25

          26

          27

          28

           1             10.05  Liability for Acts and Omissions
                                --------------------------------

           2

           3             (a)  To the fullest extent permitted by applicable law,

           4   each Material Partner and its Indemnified Persons shall not be

           5   liable, responsible or accountable in damages or otherwise to the

           6   Partnership, or to any of the Partners, for any act or omission

           7   performed or omitted by them in good faith on behalf of the

           8   Partnership and in a manner reasonably believed by them to be

           9   within the scope of their authority and in the best interests of

          10   the Partnership; provided, however, that this exculpation shall

          11   not apply to acts or omissions which are determined, by final

          12   decision of a court of competent jurisdiction, to constitute

          13   either fraud, bad faith, gross negligence, or willful misconduct.

          14

          15             (b)  To the fullest extent permitted by law, the

          16   Partnership, its receiver or its trustee, shall indemnify and

          17   hold harmless each Material Partner and its Indemnified Persons

          18   from and against any and all loss, cost, damage, expense or

          19   liability (other than a loss of any equity contributions, Partner

          20   Loan or other investment in the Partnership), which relate to or

          21   arise out of the Partnership, the Property, the Project or the

          22   Partnership's business or affairs, regardless of whether the

          23   Material Partners continue to be Partners, an Affiliate of a

          24   Material Partner, or an agent, officer, member, director,

          25   stockholder or employee of such Partner or such Affiliate at the

          26   time any such liability or expense is paid or incurred, if such

          27   Material Partner's or its Indemnified Persons' conduct did not

          28   constitute fraud, bad faith, gross negligence or willful

           1   misconduct and was not the result of an action by such Material

           2   Partner outside the scope of such Represented Group's authority.

           3

           4             (c)  To the extent that, at law or in equity, a Partner

           5   or its Indemnified Persons have duties (including fiduciary

           6   duties) and liabilities relating thereto to the Partnership or to

           7   the Partners, each Material Partner and its Indemnified Persons

           8   acting under this Agreement or otherwise shall not be liable to

           9   the Partnership or to any Partner for its good faith reliance on

          10   the provisions of this Agreement.  The provisions of this Section

          11   10.05, to the extent that they expand or restrict the duties and

          12   liabilities of a Material Partner or its Indemnified Persons

          13   otherwise existing at law or in equity, are agreed by the

          14   Partners to replace such other duties and liabilities of such

          15   Material Partner and its Indemnified Person; provided that the

          16   provisions of this Section 10.05 shall in no way limit or reduce

          17   the indemnification provided by the Partnership to the Manager

          18   under the Management Agreement.

          19

          20             10.06  Joint and Several Liability.  The Partners agree
                                ---------------------------

          21   that, except as otherwise provided in this Agreement or any other

          22   agreement to which the Partnership is a party, each Partner shall

          23   have joint and several liability for all debts, obligations and

          24   liabilities of the Partnership to the extent that such debts,

          25   obligations and liabilities, are recourse obligations and hereby

          26   waive any and all provisions of the laws of the State regarding

          27   the limitation of liability to a virile share.  The Partners do

          28   not waive any right to discussion as provided by the laws of the

           1   State.  To the extent that any Partner shall incur any debt,

           2   obligation or liability in excess of its pro rata share in

           3   accordance with the Percentage Shares of such Partner as a

           4   consequence of such joint and several liability, such Partner

           5   shall have a right of contribution against all other Partners

           6   such that all debts, obligations and liabilities of the

           7   Partnership are shared by the Partners pro rata in accordance

           8   with their respective Percentage Shares.

           9

          10             10.07  Indemnity Procedures
                                --------------------

          11

          12             (a)  Claiming Procedure
                              ------------------

          13

          14                (i)    Promptly after the assertion of any claim by

          15   a third party which may give rise to a claim for indemnification

          16   from an Indemnifying Partner under this Agreement, an Indemnified

          17   Person shall notify the Indemnifying Partner in writing of such

          18   claim and advise the Indemnifying Partner whether the Indemnified

          19   Person intends to contest such claim.

          20

          21               (ii)    The Indemnified Person shall permit the

          22   Indemnifying Partner to contest and defend against such claim, at

          23   the Indemnifying Partner's expense, if the Indemnifying Partner

          24   has confirmed to the Indemnified Person in writing that it agrees

          25   that the Indemnified Person is entitled to indemnification

          26   hereunder in respect of such claim, unless the Indemnified Person

          27   can establish, by reasonable evidence, that the conduct of its

          28   defense by the Indemnifying Person could be reasonably likely to

           1   prejudice such Indemnified Person due to the nature of the claims

           2   presented or by virtue of a conflict between the interests of

           3   such Indemnified Person and such Indemnifying Partner and another

           4   Indemnifying Partner whose defense has been assumed by the

           5   Indemnifying Partner.  Notwithstanding a determination by the

           6   Indemnifying Partner to contest such claim, the Indemnified

           7   Person shall have the right to be represented by its own counsel

           8   and accountants at its own expense except as set forth above.  In

           9   any case, the Indemnified Person shall make available to the

          10   Indemnifying Partner and its attorneys and accountants, at all

          11   reasonable times during normal business hours, all books,

          12   records, and other documents in its possession relating to such

          13   claim.  The party contesting any such claim shall be furnished

          14   all reasonable assistance in connection therewith by the other

          15   party (with reimbursement of reasonable expenses by the

          16   Indemnifying Partner).  If the Indemnifying Partner fails to

          17   undertake the defense of or to settle or pay any such third-party

          18   claim within fifteen (15) days after the Indemnified Person has

          19   given written notice to the Indemnifying Partner advising the

          20   Indemnifying Partner of such claim, or if the Indemnifying

          21   Partner, after having given notice to the Indemnified Person that

          22   it intends to undertake the defense, fails forthwith to defend,

          23   settle or pay such claim, then the Indemnified Person may take

          24   any and all necessary action to dispose of such claim including,

          25   without limitation, the settlement or full payment thereof upon

          26   such terms as it shall deem appropriate, in its sole discretion,

          27   subject to the following with respect to any proposed settlement

          28   thereof.

           1              (iii)    The Indemnifying Partner shall not consent to

           2   the terms of any compromise or settlement of any third-party

           3   claim defended by the Indemnifying Partner in accordance herewith

           4   (other than terms related solely to the payment of money damages

           5   and only after the Indemnifying Partner has furnished the

           6   Indemnified Person with such evidence as the Indemnified Person

           7   may reasonably request of the Indemnifying Partner's capacity and

           8   capability (financial and otherwise) to pay promptly the amount

           9   of such money damages at such times as provided in the compromise

          10   or settlement) without the prior written consent of the

          11   Indemnified Person if as a result of such compromise or

          12   settlement such Indemnified Person could be adversely affected.

          13

          14               (iv)    Any claim for indemnification under this

          15   Agreement which does not result from the assertion of a claim by

          16   a third party shall be asserted by written notice given by the

          17   Indemnified Person to the Indemnifying Partner.  Such

          18   Indemnifying Partner shall have a period of thirty (30) days

          19   within which to respond thereto.  If such Indemnifying Partner

          20   does not respond within such thirty (30) day period, such

          21   Indemnifying Partner shall be deemed to have accepted

          22   responsibility to make payment, and shall have no further right

          23   to contest the validity of such claim.  If the Indemnifying

          24   Partner does respond within such 30-day period and rejects such

          25   claim in whole or in part, such Indemnified Person shall be free

          26   to pursue such remedies as may be available to such party under

          27   applicable law.

          28

           1             (b)  Mitigation.  Each Indemnifying Partner and
                              ----------

           2   Indemnified Person shall use reasonable efforts and shall consult

           3   and cooperate with each other with a view towards mitigating

           4   claims, losses, liabilities, damages, deficiencies, costs and

           5   expenses that may give rise to claims for indemnification under

           6   Sections 10.02 and 10.04 hereof.

           7

           8             (c)  Payment.  Each Indemnifying Partner agrees to pay
                              -------

           9   any amounts due hereunder (i) within ten (10) days of written

          10   notice in respect of its indemnity obligations which it has

          11   accepted pursuant to Section 10.07(a)(ii) or (iv) hereof or which

          12   it has been deemed to accept pursuant to Section 10.07(a)(iv)

          13   hereof, and (ii) within five (5) days of any final adjudication

          14   of any indemnity obligations as to which it has not so accepted.

          15

          16

          17                               ARTICLE 11

          18

          19                          GAMING QUALIFICATION

          20

          21             11.01  Gaming Qualifications in the State
                                ----------------------------------

          22

          23             (a)  All Partners, and all Persons owning directly or

          24   indirectly any ownership interest, security interest, other legal

          25   or beneficial interests in any Holding Entities, and their

          26   successors and assigns, who are required to be licensed,

          27   permitted or determined suitable pursuant to Section 6.01(b)

          28   hereof, shall be so licensed, permitted or determined suitable

           1   prior to their admission to, and at all times during their

           2   participation in, the Partnership or any Holding Entity.

           3

           4             (b)  If any Partner, or any Holding Entity of any

           5   Partner, is determined by LEDGC to be unsuitable, or has an

           6   application for a license or permit rejected, or has a previously

           7   issued license or permit rescinded, suspended, revoked or not

           8   renewed, as the case may be (collectively, an "Unsuitability

           9   Determination"), all Distributions shall be suspended and

          10   escrowed, and such Partner or Holding Entity shall be subject to

          11   any other penalties or provisions as may be provided by

          12   applicable law, with respect to the Partnership Interest of the

          13   Partner with respect to which an Unsuitability Determination is

          14   made to the extent and for so long as provided by applicable law,

          15   or the Partner in which a Holding Entity owns a direct or

          16   indirect interest and with respect to which Holding Entity an

          17   Unsuitability Determination has been made to the extent and so as

          18   provided by applicable law, and, in such case, the Partner in

          19   which such Holding Entity owns a direct or indirect interest and

          20   each intervening Holding Entity shall enforce all provisions of

          21   their formative documents which provide for the suspension of

          22   dividends and/or distributions to the unsuitable Holding Entity.

          23

          24                (i)    In the case of an Unsuitability Determination

          25   of a Material Partner, the Partnership shall redeem the

          26   Partnership Interests of all Partners in the Partner Group of

          27   which such Material Partner is a member at a price equal to the

          28   Appraisal Buyout Price of such Partnership Interests determined

           1   in accordance with Section 8.05 hereof as of the date of the

           2   Unsuitability Determination;

           3

           4               (ii)    In the case of an Unsuitability Determination

           5   of a non-Material Partner, the Partnership shall redeem such

           6   Partner's Partnership Interest at a price equal to the Appraisal

           7   Buyout Price of such Partnership Interest determined in

           8   accordance with Section 8.05 hereof as of the date of such

           9   Unsuitability Determination; and

          10

          11              (iii)    In the case of an Unsuitability Determination

          12   of a Holding Entity, the Partner with respect to which such

          13   Holding Entity has a direct or indirect interest shall redeem

          14   such Holding Entity within thirty (30) days of such Unsuitability

          15   Determination or such lesser period of time as may be required by

          16   law.  If for any reason such Partner fails to redeem the

          17   ownership interest of such Holding Entity, the Partnership shall

          18   redeem the entire Partnership Interest of such Partner at the

          19   Appraisal Buyout Price determined in accordance with Section 8.05

          20   hereof as of the date of such Unsuitability Determination.

          21

          22             (c)  If a Partner's Partnership Interest or Offer

          23   Related Partnership Interest is redeemed pursuant to Sections

          24   11.01(b) hereof, the Partnership Interest or Offer Related

          25   Partnership Interest redeemed shall be re-allocated to the

          26   remaining Material Partners pro rata in accordance with their

          27   Percentage Shares in the Partnership.  If a Partner's entire

          28

           1   Partnership Interest is redeemed pursuant to this Section 11.01,

           2   such Partner shall cease to be a Partner in the Partnership.

           3

           4             11.02  Other Gaming Qualifications
                                ---------------------------

           5

           6             (a)  If any Material Partner reasonably determines that

           7   the affiliation of such Material Partner with another Partner, or

           8   any of its Holding Entities Controlled by, under common Control

           9   with, or Controlling such Person, will threaten any gaming or

          10   alcoholic beverage license, permit, approval, or other

          11   entitlement that such affected Partner or any Affiliates that are

          12   Controlled by, under common Control with, or Controlling such

          13   Partner hold or apply for in any jurisdiction other than the

          14   State solely because of matters relating to the gaming

          15   suitability of such Person, such Material Partner may invoke the

          16   buy/sell remedy set forth in Section 8.03 hereof with respect to

          17   (i) the objectionable Partner if such objectionable Partner is a

          18   non-Material Partner, (ii) the Partner Group containing the

          19   objectionable Partner if such Partner is a Material Partner,

          20   (iii) in the case of an objectionable Holding Entity, the Offer

          21   Related Partnership Interest with respect to the Partner in which

          22   such objectionable Holding Entity directly or indirectly owns an

          23   interest if such Partner is a non-Material Partner, or (iv) in

          24   the case of an objectionable Holding Entity, the Partner Group of

          25   which such Partner is a member if such Partner is a Material

          26   Partner.

          27

          28

           1             (b)  In any case where a Material Partner exercises a

           2   buy/sell pursuant to this Section 11.02, the Material Partner

           3   shall have the option to offer in such buy/sell its entire

           4   Partnership Interest or a portion of its Partnership Interest

           5   containing Percentage Shares equal to the Percentage Shares of

           6   the objectionable Partner or Offer Related Partnership Interest

           7   in the case of an objectionable Holding Entity.  If such

           8   objectionable Partner has, or if such Offer Related Partnership

           9   Interest constitutes, a Percentage Share greater than the

          10   Percentage Share of the Material Partner exercising the buy/sell,

          11   the Material Partner shall offer its entire Partnership Interest

          12   in the buy/sell.

          13

          14             (c)  Where the Material Partner invoking this Section

          15   11.02 elects to buy/sell the Offer Related Partnership Interest

          16   of the Partner in which such objectionable Holding Entity

          17   directly or indirectly owns an interest, if such Partner is the

          18   seller in such buy/sell, such Partner must redeem the interest of

          19   the objectionable Holding Entity with the proceeds of such sale

          20   concurrently with the closing of the buy/sell.  If, for any

          21   reason, such Partner should be unwilling or unable to exercise

          22   such redemption concurrently with the closing of the buy/sell,

          23   the Material Partner invoking such buy/sell remedy shall have the

          24   right in lieu of closing the buy/sell to purchase the entire

          25   Partnership Interest of such Partner at the Appraisal Buyout

          26   Price determined in accordance with Section 8.05 hereof.

          27

          28

           1             (d)  Without limiting reasonableness to such

           2   circumstance, the Partners agree that such determination shall be

           3   reasonable if based upon (i) any written communication from a

           4   gaming or alcoholic beverage regulatory authority, or (ii)

           5   evidence which, if true, would violate any law, rule or

           6   regulation administered by any such regulatory authority, so long

           7   as such evidence is not induced in bad faith by its recipient, or

           8   (iii) even if such evidence is induced in bad faith by its

           9   recipient, such evidence is true and accurate.  To the extent

          10   that notice and cure remedies are made available by such

          11   jurisdiction and may be pursued without risk to the affected

          12   Partner, the buy/sell remedy may not be invoked unless cure is

          13   not effected within the time permitted by such jurisdiction.

          14

          15             11.03  Lender Suitability.  If any lender to the
                                ------------------

          16   Partnership or Holding Entity of the Partnership (other than a

          17   Holding Entity which is exempt from a suitability determination

          18   by LEDGC) is determined by LEDGC to be unsuitable, the result of

          19   which is to threaten the revocation, suspension, termination or

          20   rescission of the Casino Operating Contract or result in any

          21   other penalty to the Partnership, and if the Partnership or such

          22   Holding Entity shall not have taken such action as shall be

          23   necessary to cure such unsuitability within any cure period

          24   available under the Casino Act or any rule or regulation

          25   promulgated thereunder, or if no cure period is specifically

          26   provided (but cure is permitted), if the unsuitability is not

          27   cured in accordance with applicable gaming law, rule or

          28   regulation, then to the extent and so long as provided by

           1   applicable law (i) all payments to such lender shall be suspended

           2   and escrowed, (ii) such lender shall immediately divest itself of

           3   all loans made to the Partnership or such Holding Entity and

           4   (iii) such lender shall be subject to any other remedies as shall

           5   be required by applicable law.  If, notwithstanding the

           6   application of, or failing the enforcement of, the preceding

           7   sentence, the Holding Entity has not satisfactorily complied with

           8   the requirements of the Casino Act or LEDGC so as to eliminate

           9   such lender unsuitability, the Partnership Interest of the

          10   Partner owned in whole or in part by such Holding Entity shall be

          11   subject to redemption in the manner set forth in Section 11.01

          12   hereof.  Redemption shall be initiated by the Partnership at the

          13   request of any Material Partner.  If any Material Partner

          14   reasonably determines that the existence of a loan from a lender

          15   to the Partnership will threaten any gaming license, permit,

          16   approval, or other entitlement that such affected Partner or any

          17   Affiliates of such Partner, hold or apply for in any

          18   jurisdiction, such Material Partner may, at no cost to the

          19   Partnership or any other Partner, (i) require the Partnership to

          20   exercise any redemption rights in any loan documents with such

          21   lender and redeem such loan so long as such Material Partner

          22   makes an unsecured loan to the Partnership (with the same

          23   interest and maturity provisions as the redeemed loan) of the

          24   funds necessary to effect such redemption or procures an

          25   unsecured loan for the Partnership (with the same interest and

          26   maturity provisions as the redeemed loan) from a lender

          27   satisfactory to the Partnership and so long as such loan is in

          28   compliance with the Partnership's loan documents, (ii) require

           1   the Partnership to exercise any rights in any loan documents with

           2   such lender to procure a suitable lender or lenders which assume

           3   and accept the rights and obligations of the objectionable

           4   lender, or (iii) with the consent of such lender as may be

           5   required in any loan documents with such lender, procure a

           6   suitable lender or lenders that assume and accept the rights and

           7   obligations of the objectionable lender.

           8

           9

          10                               ARTICLE 12

          11

          12                           DISPUTE RESOLUTION

          13

          14             12.01  Buy/Sell.  In the event of a disagreement by the
                                --------

          15   Representatives of the Represented Groups relating to a vote on

          16   any Major Decision, from and after the earlier of (i) the third

          17   anniversary of the opening of the Permanent Casino, or (ii) the

          18   fifth anniversary of the date hereof, and notwithstanding the

          19   outcome of any arbitration pursuant to Section 12.02 hereof, any

          20   Represented Group may elect to exercise the buy/sell remedy in

          21   accordance with Section 8.03 hereof; provided that (A) there

          22   shall not exist with respect to the exercising Represented Group

          23   any Event of Default or event which, with the giving of notice or

          24   passage of time, would constitute an Event of Default, (B) the

          25   exercising Represented Group may only exercise such buy/sell

          26   remedy if an arbitration shall have first been initiated under

          27   Section 12.02 hereof and such arbitration shall have either

          28   concluded or a period of sixty (60) days from initiation of such

           1   arbitration shall have elapsed, and (C) the exercising

           2   Represented Group may only exercise such buy/sell during the

           3   period beginning with the earlier of the end of such sixty (60)

           4   day period or arbitration decision and ending one hundred eighty

           5   (180) days after the earlier of the end of such sixty (60) day

           6   period or arbitration decision.

           7

           8             12.02  Arbitration
                                -----------

           9

          10             (a)  In the event of a failure of the Represented

          11   Groups to reach Unanimous Approval with respect to any

          12   Partnership decision other than decisions specified in Sections

          13   5.01(e) and (f) hereof, an arbitration shall be conducted in

          14   accordance with the following procedures:

          15

          16                (i)    Any Represented Group may serve upon the

          17   other Represented Groups a written notice stating that such

          18   Represented Group desires to have such dispute reviewed by a

          19   board of three (3) qualified and disinterested arbitrators who

          20   are not Affiliates that are Controlled by, under common Control

          21   with, or Controlling any Partner in such Represented Group or any

          22   other arbitrator acting hereunder and naming the person whom such

          23   Represented Group has designated to act as an arbitrator.  Within

          24   fifteen (15) days after receipt of the arbitration notice, the

          25   other Represented Groups acting together shall use their best

          26   efforts jointly to designate a person to act as arbitrator and

          27   shall notify the Represented Group requesting arbitration of such

          28   designation and the name of the Person so designated.

           1               (ii)    If the other Represented Groups are unable to

           2   agree on the joint selection of an arbitrator within said fifteen

           3   (15) days, each Represented Group shall select an arbitrator

           4   independently.

           5

           6              (iii)    Where the other Represented Groups are acting

           7   together, or one of the other Represented Groups fails timely to

           8   select an arbitrator but another Represented Group timely selects

           9   an arbitrator, the two (2) arbitrators designated as aforesaid

          10   shall promptly select a third arbitrator, and if such arbitrators

          11   are not able to agree on such third arbitrator, then either

          12   arbitrator, on five (5) days notice in writing to the other, or

          13   both arbitrators, shall apply to the branch of the American

          14   Arbitration Association nearest to the Property to designate and

          15   appoint such third arbitrator.

          16

          17               (iv)    If all Represented Groups upon whom such

          18   written request for arbitration is served shall fail to designate

          19   an arbitrator within fifteen (15) days after receipt of such

          20   notice, then the arbitrator designated by the Represented Group

          21   requesting arbitration shall act as the sole arbitrator and shall

          22   be deemed to be the unanimously approved arbitrator to resolve

          23   such dispute.  The decision and award of such sole arbitrator

          24   shall be binding upon the Partners.

          25

          26                (v)    If two appointed arbitrators have selected a

          27   third arbitrator the decision and award of a majority of the

          28   arbitrators shall be binding upon the Partners.

           1               (vi)    If each Represented Group has selected an

           2   arbitrator and there remains three (3) Represented Groups at such

           3   time, the three arbitrators so selected shall use their best

           4   efforts to agree on the resolution of the arbitrated matter

           5   pursuant to Section 12.02(b) hereof.  If such arbitrators are

           6   unable to reach a unanimous decision as to a disputed matter, the

           7   arbitrators shall unanimously select an independent qualified

           8   arbitrator who will act as the sole arbitrator.  If the three (3)

           9   arbitrators are unable to select an independent arbitrator to act

          10   as the sole arbitrator, any Represented Group may apply to the

          11   branch of the American Arbitration Association nearest to the

          12   Property to designate and appoint such independent arbitrator who

          13   will act as the sole arbitrator.  The decision and award of such

          14   sole arbitrator shall be binding upon the Partners.

          15

          16              (vii)    The fees and expenses of the arbitrators

          17   shall be paid in equal shares by the Represented Group(s) whose

          18   position is not adopted by the arbitrators.  The award of any

          19   arbitrators made in accordance with this Section 12.02 shall be

          20   binding on the Partners and enforceable in any court of competent

          21   jurisdiction.

          22

          23             (b)  In all arbitration proceedings submitted to the

          24   arbitrators, the arbitrators shall be required to agree upon and

          25   approve the substantive position advocated by one Represented

          26   Group with respect to each disputed item.  The arbitrators shall

          27   make their decision based solely on the best interests of the

          28   Partnership and the Project.  All proceedings by the arbitrators

           1   shall be conducted in accordance with the Uniform Arbitration

           2   Act, except to the extent the provisions of such Act are modified

           3   by this Agreement or the mutual agreement of the parties.  Unless

           4   otherwise agreed, all arbitration proceedings shall be conducted

           5   in the City.

           6

           7             (c)  In the event of any disagreement as to a matter

           8   subject to arbitration under the Management Agreement,

           9   arbitration shall occur pursuant to Article 20.02 of the

          10   Management Agreement rather than pursuant to this Section 12.02.

          11

          12

          13                               ARTICLE 13

          14

          15                             ADMINISTRATION

          16

          17             13.01  Bank Accounts.  Except as otherwise provided in
                                -------------

          18   the Management Agreement, all funds of the Partnership not

          19   otherwise invested shall be deposited as the Partnership shall

          20   determine, and withdrawals shall be made only on the signature of

          21   such Person or Persons as the Partnership may from time to time

          22   designate.

          23

          24             13.02  Books and Records.  Except as otherwise provided
                                -----------------

          25   in the Management Agreement, the books and records of the

          26   Partnership may be maintained at any office and by any Person

          27   designated by the Partnership, provided that a copy of such books

          28   and records shall be maintained at the principal office of the

           1   Partnership and at the Temporary Casino or the Permanent Casino,

           2   as the case may be, and shall be available for examination there

           3   by any Material Partner, or its duly authorized certified public

           4   accountant or lawyer, at any and all reasonable times during

           5   regular business hours.  The Partnership shall maintain such

           6   books and records and provide such financial or other statements

           7   as the Partnership may deem advisable.  A current list of the

           8   full name and last known address of each Partner, a copy of the

           9   this Agreement and all amendments hereto and executed copies of

          10   all powers of attorney pursuant to which this Agreement or any

          11   amendment has been executed, copies of the Partnership's federal,

          12   state and local income tax returns and reports, if any, for the

          13   three (3) most recent years after the date hereof, any financial

          14   statements of the Partnership for the three (3) most recent years

          15   after the date hereof, and the Partnership's books, shall be

          16   maintained at the principal office of the Partnership.  Except as

          17   otherwise provided in the Management Agreement, the Partnership's

          18   accountants and auditors shall be selected by the Partnership.

          19

          20             13.03  Notices.  The address of each of the Partner
                                -------

          21   Groups shall for all purposes be as set forth below unless

          22   otherwise changed by the applicable Partner Group by notice to

          23   the others as provided herein.

          24

          25

          26

          27

          28

           1   Harrah's:      Harrah's New Orleans Investment Company

           2                  c/o The Promus Companies Incorporated

           3                  1023 Cherry Road

           4                  Memphis, Tennessee 38117

           5                  Phone:  (901) 762-8600

           6                  Fax:  (901) 762-8914

           7

           8                  Attn: Colin V. Reed

           9                        Senior Vice President

          10

          11                  with a copy to:

          12

          13                  Harrah's New Orleans Investment Company

          14                  c/o The Promus Companies Incorporated

          15                  1023 Cherry Road

          16                  Memphis, Tennessee 38117

          17                  Phone:  (901) 762-8600

          18                  Fax:  (901) 762-8777

          19

          20                  Attn:  General Counsel

          21

          22

          23

          24

          25

          26

          27

          28

           1   NOLDC:         New Orleans/Louisiana Development Company

           2                  c/o Gauthier and Murphy

           3                  3500 North Hullen

           4                  Metairie, Louisiana 70002

           5                  Phone:  (504) 456-8600

           6                  Fax:  (504) 456-8624

           7

           8                  Attn:  Wendell H. Gauthier, Esq.

           9                         Chairman of the Board

          10

          11                  with a copy to:

          12

          13                  Monroe & Lemann

          14                  201 St. Charles Avenue

          15                  Suite 3300

          16                  New Orleans, Louisiana 70170

          17                  Phone:  (504) 586-1900

          18                  Fax:  (504) 581-7312

          19

          20                  Attn:  John D. Wogan, Esq.

          21

          22

          23

          24

          25

          26

          27

          28

           1   Grand Palais:  Grand Palais Casino, Inc.

           2                  111 Rue D'Iberville

           3                  New Orleans, Louisiana 70130

           4                  Phone:  (504) 524-4422

           5                  Fax:  (504) 524-0880

           6

           7                  Attn:  Christopher B. Hemmeter

           8                         Chairman of the Board

           9

          10                  with a copy to:

          11

          12                  Shefsky & Froelich Ltd.

          13                  444 North Michigan Avenue, Suite 2300

          14                  Chicago, Illinois 60611

          15                  Phone:  (312) 527-4000

          16                  Fax:  (312) 527-9897

          17

          18                  Attn:  Cezar M. Froelich, Esq.

          19

          20             All notices or other communications required or

          21   permitted to be given pursuant to the provisions of this

          22   Agreement shall be in writing and shall be considered as properly

          23   given if mailed by certified United States mail, postage prepaid,

          24   with return receipt requested, by overnight courier service, or

          25   by facsimile transmission with reception confirmed.  Notices

          26   hereunder in any manner shall be effective only if and when

          27   received by the addressee.  Certified mail receipt or express

          28

           1   courier receipt at the above addresses shall establish receipt

           2   for purposes of notices under this Agreement.

           3

           4

           5                               ARTICLE 14

           6

           7                             FISCAL MATTERS

           8

           9             14.01  Fiscal Year.  The fiscal year of the Partnership
                                -----------

          10   shall be the calendar year.

          11

          12             14.02  Accounting Decisions.  Except as otherwise
                                --------------------

          13   provided in the Management Agreement, all decisions as to

          14   accounting elections, whether for book or tax purposes (and such

          15   decisions may be different for each such purpose), shall be

          16   approved by the Partnership.

          17

          18             14.03  Tax Returns.  The Partnership, with the
                                -----------

          19   assistance of its accountants, will prepare and timely file

          20   federal and state income tax returns of the Partnership.  As

          21   promptly as practicable, and in any event, in sufficient time to

          22   permit timely preparation and filing by each Partner of its

          23   respective federal and state tax returns, the Partnership shall

          24   deliver to each Partner a copy of each federal and state tax

          25   return or tax report filed by the Partnership.  Harrah's shall be

          26   the tax matters Partner.

          27

          28

           1             14.04  Elections.  To the extent that the Partnership
                                ---------

           2   may or is required to make elections for federal, state or local

           3   tax purposes, and to the extent that Partners may or are required

           4   to make such elections concerning the business and properties of

           5   the Partnership and such elections may not be made in different

           6   ways by different Partners, such elections shall be made in such

           7   manner as is best calculated, in the judgment of the Partnership,

           8   to minimize taxable income of the Partnership and maximize

           9   deductions therefrom.

          10

          11             14.05  Partnership Expenses.  The Partnership shall pay
                                --------------------

          12   or reimburse the Material Partners for all expenses (which

          13   expenses may be billed directly to the Partnership) of the

          14   Partnership incurred following the execution of this Agreement

          15   that are approved by the Partnership which may include, but are

          16   not limited to:  (a) all costs of personnel employed by the

          17   Partnership and involved in the business of the Partnership; (b)

          18   all costs of borrowed money, taxes and assessments on the

          19   Property and other taxes applicable to the Partnership; (c)

          20   legal, audit, accounting, brokerage and other fees; (d) printing

          21   and other expenses and taxes incurred in connection with the

          22   issuance, distribution, Transfer, registration and recording of

          23   documents evidencing ownership of a Partnership Interest or in

          24   connection with the business of the Partnership; (e) fees and

          25   expenses paid to independent contractors, mortgage bankers,

          26   brokers and services, leasing agents, consultants, on-site

          27   managers, real estate brokers, insurance brokers and other

          28   agents; (f) expenses in connection with the disposition,

           1   replacement, alteration, repair, remodeling, refurbishment,

           2   leasing, refinancing and operation of the Property or other

           3   Partnership assets (including the costs and expenses of

           4   foreclosures, insurance premiums, real estate brokerage and

           5   leasing commissions, and maintenance); (g) the cost of insurance

           6   as required in connection with the business of the Partnership;

           7   (h) expenses of organizing, revising, amending, converting,

           8   modifying or terminating the Partnership; (i) expenses in

           9   connection with distributions made by the Partnership to, and

          10   communications and bookkeeping and clerical work necessary in

          11   maintaining relations with, the Partners, including the cost of

          12   printing and mailing to such persons various notices or other

          13   communications; (j) expenses in connection with preparing and

          14   mailing reports required to be furnished to the Partners for

          15   investor, tax reporting or other purposes, or which reports the

          16   Partners deem the furnishing thereof to be in the best interests

          17   of the Partnership; (k) costs of any accounting, statistical or

          18   bookkeeping equipment necessary for the maintenance of the books

          19   and records of the Partnership; (l) the cost of preparation and

          20   dissemination of the information, material and documentation

          21   relating to a potential sale, refinancing or other disposition of

          22   the Property or other Partnership assets; (m) the cost of any

          23   appraisals of the Property as may be required by financings, any

          24   Partner's internal procedures or any regulatory reporting

          25   requirements on an annual or special basis; and (n) any letter of

          26   credit fees or expenses incurred by the Partners or their

          27   Affiliates in connection with development of the Property

          28

           1   Controlled by, under common Control with, or Controlling such

           2   Partner.

           3

           4

           5                               ARTICLE 15

           6

           7                              TERMINATION

           8

           9             15.01  Events of Dissolution.  The Partnership shall be
                                ---------------------

          10   dissolved on the earliest to occur of:

          11

          12             (a)  the expiration of the term of the Partnership;

          13

          14             (b)  the passage of thirty (30) days after the

          15   conversion to cash or its equivalent, sale or other disposition

          16   of all of the Partnership assets;

          17

          18             (c)  the election by all of the Represented Groups to

          19   dissolve the Partnership;

          20

          21             (d)  the termination of the Management Agreement in

          22   accordance with the terms thereof, unless the Material Partners

          23   other than Harrah's elect to within ninety (90) days continue the

          24   Partnership on such a basis as such Material Partners shall

          25   decide; provided that if such Material Partners so elect,

          26   Harrah's shall have the option, for a period of sixty (60) days

          27   following such election to continue the Partnership, to require

          28   the Partnership to acquire its entire Partnership Interest on the

           1   same terms as an Appraisal Buyout pursuant to Section 8.05 hereof

           2   with the Appraisal Buyout Price computed based on one hundred

           3   percent (100%) of Appraised Value;

           4

           5             (e)  the dissolution of any Partner, unless the

           6   remaining Partners elect within ninety (90) days to continue the

           7   Partnership on such a basis as the Partnership shall decide;

           8

           9             (f)  the bankruptcy of any Partner, unless the

          10   remaining Partners elect within ninety (90) days to continue the

          11   Partnership on such a basis as the Partnership shall decide; and

          12

          13             (g)  the occurrence of any other event requiring the

          14   dissolution of the Partnership under the laws of the State,

          15   unless the remaining Partners elect within ninety (90) days to

          16   continue the Partnership on such a basis as the Partnership shall

          17   decide.

          18

          19             15.02  Winding Up
                                ----------

          20

          21             (a)  Upon the dissolution of the Partnership pursuant

          22   to Section 15.01 hereof, the Partnership business shall be wound

          23   up out of court and its assets liquidated by the Liquidator as

          24   provided in this Section 15.02, and the net proceeds of such

          25   liquidation shall be distributed in accordance with Section 15.03

          26   hereof.  The "Liquidator," as used herein shall mean such Person

          27   who may be appointed by the Nondefaulting Partners (or in

          28   accordance with applicable law if such Nondefaulting Partners

           1   fail to make such appointment).  The Liquidator shall be

           2   responsible for taking all action necessary or appropriate to

           3   wind up the affairs and distribute the assets of the Partnership

           4   upon its dissolution.

           5

           6             (b)  The Liquidator shall file all certificates and

           7   notices of the dissolution of the Partnership required by law.

           8   The Liquidator shall proceed without any unnecessary delay to

           9   sell and otherwise liquidate the Partnership's assets; provided,

          10   however, that if the Liquidator shall determine that an immediate

          11   sale of part or all of the Partnership assets would cause undue

          12   loss to the Partners, then, in order to avoid such loss, the

          13   Liquidator may defer the liquidation, to the extent permitted by

          14   law.

          15

          16             15.03  Distribution on Dissolution and Termination
                                -------------------------------------------

          17

          18             (a)  Upon dissolution of the Partnership, the net

          19   proceeds of such liquidation shall be applied and distributed in

          20   the following order of priority; provided that the higher

          21   level(s) of priority have been fully satisfied and provided

          22   further that if the Capital Account of any Partner shall have a

          23   negative balance after giving effect to the allocation of tax

          24   items and giving effect to any debts, liabilities or other

          25   obligations of the Partnership, such Partner shall pay to the

          26   Partnership the amount of such negative balance not later than

          27   ten (10) days from the date of written notice to such effect from

          28   the Liquidator or any Represented Group (but in no event later

           1   than the end of the Partnership taxable year in which such

           2   liquidation occurs, or, if later, within ninety (90) days after

           3   the date of such liquidation):

           4

           5                (i)    to pay expenses of liquidation, and to the

           6   setting up of any reserves for (A) contingent or unforeseen

           7   obligations, debts or liabilities of the Partnership which may be

           8   deemed reasonably necessary by the Partnership's accountants, (B)

           9   amounts required by any contracts or agreements of the

          10   Partnership, or (C) such other purposes as the Partnership may

          11   decide.  Such reserves shall be paid over to an escrowee

          12   designated by the Liquidator to be held for the purpose of

          13   disbursing such reserves in payment of any of the aforementioned

          14   contingencies and, at the expiration of such period as shall be

          15   deemed advisable, to distribute the balance hereafter remaining

          16   in the manner provided in this Section 15.03;

          17

          18               (ii)    to repay any principal and interest due on

          19   any Partner Loans made or deemed made pursuant to Section 3.03(c)

          20   hereof on a first in - first out basis, and if there are more

          21   than one Partner Loan made or deemed made pursuant to Section

          22   3.03(c) hereof of equal priority, on a pari passu basis;
                                                      ---- -----

          23

          24              (iii)    to the Partners pro rata in accordance with

          25   their Percentage Shares, any amount remaining in the Tax Reserve;

          26

          27               (iv)    subject to Section 4.05 hereof, to repayment

          28   to the Partners first of any interest due on any Partner Loans

           1   other than those made or deemed made pursuant to Section 3.03(c)

           2   hereof pari passu in accordance with the total amount of interest
                      ---- -----

           3   outstanding on all such Partner Loans and, second of any

           4   principal due on any Partner Loans other than those made or

           5   deemed made pursuant to Section 3.03(c) hereof pari passu in
                                                              ---- -----

           6   accordance with the total amount of principal outstanding on all

           7   such Partner Loans, or in such other order of priority as the

           8   Partnership shall agree upon at the time any Partner Loan other

           9   than those made or deemed made pursuant to Section 3.03(c) hereof

          10   is approved by the Partnership; and

          11

          12                (v)    subject to Section 4.05 hereof, thereafter,

          13   to the Partners in respect of the balances, if any, remaining in

          14   their Capital Accounts; provided, however, that all Capital

          15   Account balances shall be determined after taking into account

          16   all Capital Account adjustments for the Partnership taxable year

          17   during which such liquidation occurs.

          18

          19             (b)  If there is not a pro rata distribution of each

          20   asset, asset distributions in kind shall be appraised by

          21   appraisers retained by the Liquidator, if necessary, so that each

          22   Partner receives its pro rata share of net Partnership assets as

          23   appraised.  The Capital Accounts shall be adjusted prior to such

          24   distribution in kind as if such asset were sold at its Appraised

          25   Value.  It shall not be a requirement that each Partner receive a

          26   pro rata share of each asset available for Distribution to the

          27   Partners on dissolution.  In the event valuation of the assets of

          28   the Partnership cannot be agreed upon, such assets shall be

           1   valued at their fair market value as determined by appraisers

           2   retained by the Liquidator.  The Liquidator may retain such

           3   appraisers and other consultants as may be necessary and

           4   advisable, all at the expense of the Partnership, in connection

           5   with the wind-up of the Partnership affairs.  No Partner shall

           6   have any right to demand or receive property other than cash upon

           7   dissolution and termination of the Partnership.

           8

           9             (c)  A reasonable time shall be allowed for the orderly

          10   liquidation of the assets of the Partnership and the discharge of

          11   liabilities as to creditors.

          12

          13             (d)  Within ninety (90) days after the complete

          14   liquidation of the Partnership, the Liquidator shall furnish to

          15   each of the Partner Groups a financial statement for the period

          16   from the first day of the then current fiscal year through the

          17   date of such complete liquidation certified by the Partnership's

          18   certified public accountant.  Such statement shall include a

          19   Partnership statement of operation for such period and a

          20   Partnership balance sheet as to the date of such complete

          21   liquidation.

          22

          23             (e)  Each Partner shall look solely to the assets of

          24   the Partnership for all distributions with respect to the

          25   Partnership and its Capital Contribution thereto and share of

          26   profits and losses thereof, and shall have no recourse therefor

          27   (upon dissolution or otherwise) against the other Partners or the

          28   Liquidator except to the extent of any requirement of any Partner

           1   to pay to the Partnership its negative capital balance pursuant

           2   to this Section 15.03.  It is expressly understood and agreed

           3   that the Partners shall not be personally liable for the return

           4   or repayment of all or any portion of the capital of any Partner

           5   except to the extent of any requirement of any Partner to pay to

           6   the Partnership its negative capital balance pursuant to this

           7   Section 15.03 which shall survive the termination of its status

           8   as Partner.

           9

          10

          11                               ARTICLE 16

          12

          13                               COVENANTS

          14

          15             16.01  Competing Business
                                ------------------

          16

          17             (a)  For purposes of this Section 16.01, the following

          18   shall all be the "Restricted Parties":  each Partner, William C.

          19   Broadhurst, Eddie L. Sapir, Christopher B. Hemmeter, Wendell H.

          20   Gauthier, Carl J. Eberts, Calvin C. Fayard, Jr., Ronald M.

          21   Lamarque, Duplain W. Rhodes, III, Louie Roussel, III, Michael X.

          22   St. Martin, John J. Cummings, III, T. George Solomon, Jr. and all

          23   Affiliates Controlled by, under common Control with, or

          24   Controlling such Person.  Any Restricted Party may directly or

          25   indirectly, engage and possess any right or interest in the

          26   ownership, operation, management, income, or profits of any other

          27   business venture of any nature, kind or description, including,

          28   without limiting the generality of the foregoing, any business

           1   venture engaged in the same type of business as the Partnership,

           2   even if such other business is competitive with that of the

           3   Partnership, and the development, ownership, financing and

           4   management of casino and other gaming operations of any kind

           5   whatsoever; provided, however, that except as expressly permitted

           6   herein, no Restricted Party, so long as such Restricted Party

           7   owns any direct or indirect beneficial interest in the

           8   Partnership, other than an Institutional Investor may be

           9   associated with the development, ownership, financing or

          10   management of (i) casino and other gaming operations in Orleans,

          11   Plaquemines, St. Charles, St. Bernard, St. Tammany and Jefferson

          12   Parishes in the State (the "Named Parishes") or (ii) any of the

          13   properties known as (A) Canal Place Project, including the office

          14   tower known as One Canal Place, 365 Canal Street, in the City;

          15   the Canal Place Shopping Mall, hotel facility and garage

          16   facility, all located on lots 1CP and 2CP, Second Municipal

          17   District, in the City, (B) International Trade Mart Building,

          18   including all land and improvements, located at 2 Canal Street,

          19   in the City and (C) the hotel operation known as the Westin Canal

          20   Place, located on lot 2CP, Second Municipal District, in the City

          21   (the "Non-Casino Investments").

          22

          23             (b)  The investments of Grand Palais Riverboat, Inc.

          24   and its Affiliates that are Controlled by, under common Control

          25   with, or Controlling Grand Palais Riverboat, Inc. in the Grand

          26   Palais Riverboat and Carl J. Eberts and Louie Roussel III in the

          27   Star Casino Riverboat are hereby permitted by the Partnership to

          28   the extent permitted by State law and not violative of the

           1   Rivergate Lease or the Temporary Casino Lease.  The Partners

           2   agree not to directly or indirectly through Affiliates, agents or

           3   other Persons engage in any lobbying activities with respect to

           4   any legislation which would abolish either such riverboat or

           5   cause either such riverboat to be subject to rules or regulations

           6   which are more restrictive than current laws or regulations

           7   applicable to either such riverboat.

           8

           9             (c)  Other than investments described in Section

          10   16.01(b) hereof, gaming or casino investments in the Named

          11   Parishes and/or the Non-Casino Investments by the Restricted

          12   Parties are hereby permitted by the Partnership if each Material

          13   Partner is given a right of first refusal to participate in such

          14   projects in accordance with its Percentage Share at the time of

          15   such offer, except that no Defaulting Partner shall have the

          16   right to so participate.

          17

          18             (d)  Except for any such permitted investments in the

          19   Named Parishes, neither the Partnership nor any of its Partners

          20   shall have any right or interest in the ownership, operation,

          21   management, income, or profits of any other gaming or casino

          22   business venture in the Named Parishes.

          23

          24             (e)  Except for investments in the Named Parishes other

          25   than those set forth in Section 16.01(a)(i) hereof, no Partner

          26   need disclose to any other Partner or the Partnership any other

          27   business venture in which it may have an interest or any other

          28   business opportunity presented to it, even if such opportunity is

           1   of a character which, if presented to the Partnership, could be

           2   taken by the Partnership, and each Partner shall have the right

           3   to take for its own account or to recommend to others any such

           4   particular investment opportunity or business venture.

           5

           6             (f)  Notwithstanding the foregoing, in no event shall

           7   any Partner or any Affiliate of such Partner bound by such

           8   agreement engage in any business venture to the extent same is

           9   prohibited under any agreement to which has been approved by the

          10   Partnership, or by which any of its property or assets are bound.

          11

          12             16.02  Prohibited Payments.  Each Partner agrees that
                                -------------------

          13   it and its Affiliates Controlled by, under common Control with,

          14   or Controlling such Partner will conduct their activities, and

          15   will cause any activities conducted on their behalf to be

          16   conducted, in a lawful manner and specifically will not engage in

          17   the following transactions:

          18

          19             (a)  payments or offers of payment, directly or

          20   indirectly, to any domestic or foreign government official or

          21   employee in order to obtain business, retain business or direct

          22   business to others, or for the purpose of inducing such

          23   government official or employee to fail to perform or to perform

          24   improperly his official functions;

          25

          26             (b)  receive, pay or offer anything of value, directly

          27   or indirectly, from or to any private party in the form of a

          28

           1   commercial bribe, influence payment or kickback for any such

           2   purpose; or

           3

           4             (c)  use, directly or indirectly, any funds or other

           5   assets of the Partnership for any unlawful purpose including,

           6   without limitation, political contributions in violation of

           7   applicable law.

           8

           9             16.03  Securities Law Requirements.  NOLDC and Grand
                                ---------------------------

          10   Palais acknowledge that Harrah's is owned by a publicly held

          11   corporation and that trading in the securities of such

          12   corporation based on non-public information or unauthorized

          13   disclosure or other use of material developments could expose

          14   Harrah's and Affiliates that are Controlled by, under common

          15   Control with, or Controlling Harrah's, NOLDC and Grand Palais to

          16   significant penalties.  NOLDC and Grand Palais shall take

          17   appropriate precautions to inform its employees and agents of

          18   such requirements.  In the event NOLDC and/or Grand Palais or any

          19   Affiliates that are Controlled by, under common Control with, or

          20   Controlling NOLDC and/or Grand Palais, as the case may be,

          21   becomes a publicly held corporation, the Represented Groups shall

          22   take appropriate precautions to inform each of their respective

          23   employees and agents that trading in the securities of NOLDC

          24   and/or Grand Palais or any Affiliates that are Controlled by,

          25   under common Control with, or Controlling NOLDC and/or Grand

          26   Palais, as the case may be, based on non-public information or

          27   unauthorized disclosure or other use of material developments

          28

           1   could expose NOLDC, Grand Palais and Harrah's to significant

           2   penalties.

           3

           4             16.04  Regulatory Information.  Each Partner shall
                                ----------------------

           5   provide to the Partnership or regulatory agency, as the case may

           6   be, as required by applicable law, all information pertaining to

           7   the Partnership and the Project and each Partner's officers,

           8   directors, shareholders, financial sources, and associations as

           9   shall be required by any federal or state securities law or any

          10   regulatory authority with jurisdiction over the Partnership, the

          11   Project, or any Partner or any Affiliates that are Controlled by,

          12   under common Control with, or Controlling such Person including,

          13   without limitation, regulatory authorities in the State and the

          14   States of Illinois, Nevada, New Jersey, or any other state.

          15

          16             16.05  Confidentiality
                                ---------------

          17

          18             (a)  Any financial information in connection with the

          19   Property or the Project in the possession of any Partner which

          20   has not been generally disclosed to the public shall be held in

          21   confidence and shall not be disclosed to any Person other than

          22   Partners, employees, attorneys, agents, or lenders other than a

          23   Disqualified Buyer of the Partners and their Affiliates

          24   Controlled by, under common Control with, or Controlling such

          25   Partner, except as may be required by any regulatory authority

          26   having jurisdiction or by any other applicable law, rule,

          27   regulation, or requirement of any governmental entity.  Any

          28   disclosure of confidential information to any employee, attorney,

           1   agent or lender shall be kept in confidence and delivered to such

           2   Persons subject to a written confidentiality agreement

           3   benefitting the Partnership, as approved by the Executive

           4   Committee, except as may be required by any regulatory authority

           5   having jurisdiction or by any other applicable law, rule,

           6   regulation, or requirement of any governmental entity.

           7

           8             (b)  Each Partner other than Harrah's agrees that it

           9   shall keep confidential all Partnership information regarding

          10   marketing strategies or methods of operation or any proprietary

          11   information in its possession or knowledge.

          12

          13             16.06  Holding Entity Requirements
                                ---------------------------

          14

          15             (a)  Harrah's, NOLDC, Grand Palais and any additional

          16   or substitute Partner shall incorporate provisions into their

          17   articles of incorporation, charters, partnership agreements or

          18   other formative documents substantially in the form of Exhibit H-

          19   1 attached hereto and by this reference incorporated herein.

          20   Subject to Section 16.06(b) hereof, each Partner shall assure

          21   that (i) each Holding Entity owning a direct ownership interest

          22   in such Partner and (ii) each of its other Holding Entities

          23   Controlled by, under common Control with or Controlling such

          24   Partner (but such other Holding Entities shall exclude any

          25   Institutional Investor or any other Holding Entity that is exempt

          26   from a suitability determination by LEDGC, or has been waived

          27   from a suitability determination by LEDGC) at no cost to any

          28   other Partner shall incorporate provisions into their articles of

           1   incorporation, charters, partnership agreements or other

           2   formative documents substantially in the form of Exhibit H-1

           3   hereto; provided that in no event shall any Holding Entity whose

           4   equity securities are publicly traded pursuant to the Securities

           5   Exchange Act of 1934, as amended, and traded on the New York

           6   Stock Exchange, the American Stock Exchange or NASDAQ be required

           7   to include in its formative documents paragraph (B) of the first

           8   paragraph of Exhibit H-1 hereto or the last paragraph of Exhibit

           9   H-1 hereto.  Each Partner shall assure that any provisions

          10   required of any of its Holding Entities by this Section 16.06(a)

          11   are enforced and that each of its Holding Entities Controlled by,

          12   under common Control with, or Controlling such Partner shall not

          13   amend such provisions without the approval of the Partnership.

          14   Subject to 16.06(b) hereof, each Partner has delivered to the

          15   Partnership a copy of the formative documents of its Holding

          16   Entities containing the provisions required by this Section

          17   16.06(a) certified by a secretary, partner or other authorized

          18   Person, as being true and correct and adopted in accordance with

          19   its formative documents.

          20

          21             (b)  Any Holding Entity of Harrah's presently in

          22   existence other than The Promus Companies Incorporated, shall not

          23   be required to comply with Section 16.06(a) hereof until July 15,

          24   1994.  The Promus Companies Incorporated shall not be required to

          25   comply with Section 16.06(a) hereof, to the extent it is

          26   obligated to do so pursuant to Section 16.06(a) hereof, until

          27   July 15, 1995.  Promptly upon complying with the provisions of

          28   Section 16.06(a) hereof, such Holding Entity shall deliver a copy

           1   of its formative documents containing the provisions required by

           2   Section 16.06(a) hereof certified by a secretary, general

           3   partner, trustee or other authorized Person, as being true and

           4   correct and adopted in accordance with its formative documents.

           5

           6             (c)  Each Partner and all Holding Entities Controlled

           7   by, under common Control with or Controlling such Partner (other

           8   than those exempt from application of the legend) shall deliver

           9   to the Partnership a representative copy of any evidence of an

          10   ownership interest in such Holding Entity containing a legend

          11   substantially in the form of Exhibit H-3 hereto.  Each Partner

          12   shall use reasonable efforts to assure that any evidence of

          13   ownership of any of its other Holding Entities shall contain a

          14   legend substantially in the form of Exhibit H-3 hereto.

          15

          16             (d)  Each Partner shall assure that any evidence of

          17   ownership of each Holding Entity that is Controlled by, under

          18   common Control with or Controlling such Partner (other than any

          19   Institutional Investor or Holding Entity that is exempt from a

          20   suitability determination by LEDGC, or has been waived from a

          21   suitability determination by LEDGC) shall contain a legend

          22   substantially in the form of Exhibit H-5 hereto.  Each Partner

          23   shall use reasonable efforts to assure that any evidence of

          24   ownership of any of its other Holding Entities shall contain a

          25   legend substantially in the form of Exhibit H-5 hereto.  In no

          26   event shall the legend requirements of this Section 16.06(d)

          27   apply to any evidence of ownership of any Holding Entity which is

          28   publicly traded pursuant to the Securities Exchange Act of 1934,

           1   as amended, and traded on the New York Stock Exchange, the

           2   American Stock Exchange, or NASDAQ.

           3

           4             (e)  Without diminishing the rights of the Material

           5   Partners or the Partnership under Article 11 hereof, each Partner

           6   shall at its sole cost and expense remove any Person within its

           7   chain of ownership (on or after August 11, 1993 and prior to the

           8   date hereof) who is determined by LEDGC, as part of the initial

           9   determination of suitability of such Person, to be unsuitable.

          10   The remaining Partners shall bear no cost of removal of any such

          11   Person.  Each Partner agrees to comply with any requirements of

          12   LEDGC in connection with any such removal.

          13

          14             (f)  Harrah's, NOLDC and Grand Palais have delivered to

          15   the Partnership a copy of their shares of capital stock

          16   containing a legend on both sides of such stock certificate

          17   substantially in the form of Exhibit H-4 hereto and shall assure

          18   that such legend is enforced and not amended without the approval

          19   of the Partnership.  At such time as any additional or substitute

          20   Partner hereafter acquires a Partnership Interest, such Partner

          21   shall deliver to the Partnership a copy of its shares of capital

          22   stock containing a legend on both sides of such stock certificate

          23   substantially in the form of Exhibit H-4 hereto and shall assure

          24   that such legend is enforced and not amended without the approval

          25   of the Partnership, and if required, of LEDGC.

          26

          27             16.07  Lender Requirements.  Harrah's, NOLDC, Grand
                                -------------------

          28   Palais and any additional or substitute Partners shall assure

           1   that any loan documents evidencing loans for borrowed money from

           2   any lender to such entity shall include provisions substantially

           3   in the form of Exhibit H-2 attached hereto and by this reference

           4   incorporated herein, or otherwise sufficient to permit such

           5   entity to comply with Section 11.03 hereof.

           6

           7             16.08  Supplementary Restrictions.  The requirements of
                                --------------------------

           8   Sections 16.06 and 16.07 hereof regarding provisions in formative

           9   documents and loan documents and legends on securities

          10   substantially in the form of Exhibits H-1, H-2, H-3, H-4 and H-5

          11   hereto shall not restrict the Partnership or any Holding Entity

          12   from adopting, requiring, or including provisions in any

          13   formative documents, loan documents or securities legends in

          14   addition to the provisions and legends required by Sections 16.06

          15   and 16.07 hereof; provided that the Partnership, Harrah's, Grand

          16   Palais, NOLDC and any additional or substitute Partners shall use

          17   best efforts to include such provisions in any loan documents to

          18   the extent required to do so by LEDGC.

          19

          20

          21                               ARTICLE 17

          22

          23                             MISCELLANEOUS

          24

          25             17.01  Governing Law.  This Agreement and the rights of
                                -------------

          26   the parties hereunder shall be governed by and interpreted in

          27   accordance with the laws of the State without application of

          28   conflict of laws principles.

           1             17.02  Successors and Assigns.  Any Person acquiring or
                                ----------------------

           2   claiming an interest in the Partnership, in any manner

           3   whatsoever, shall be subject to and bound by all terms,

           4   conditions and obligations of this Agreement to which its or his

           5   predecessor in interest was subject or bound, without regard to

           6   whether such a Person has executed a counterpart hereof or any

           7   other document contemplated hereby.  No Person, including the

           8   legal representative, heir or legatee of a deceased Partner,

           9   shall have any rights or obligations greater than those set forth

          10   in this Agreement and no Person shall acquire a Partnership

          11   Interest or become a Partner hereof except as permitted by the

          12   terms of this Agreement.  This Agreement shall be binding upon

          13   and inure to the benefit of the parties hereto, their successors,

          14   assigns, heirs, legal representatives, executors and

          15   administrators.

          16

          17             17.03  Grammatical Changes.  Whenever from the context
                                -------------------

          18   it appears appropriate, each term stated in either the singular

          19   or the plural shall include the singular and the plural, and

          20   pronouns stated in either the masculine, the feminine or the

          21   neuter gender shall include the masculine, feminine and neuter

          22   gender as the circumstances require.

          23

          24             17.04  Captions.  Captions contained in this Agreement
                                --------

          25   are inserted only as a matter of convenience and in no way

          26   define, limit or extend the scope or intent of this Agreement or

          27   any provision hereof.

          28

           1             17.05  Severability.  If any provision of this
                                ------------

           2   Agreement, or the application of such provision to any Person or

           3   circumstance, shall be held invalid, the remainder of this

           4   Agreement, or the application of such provision to Persons or

           5   circumstances other than those to which it is held invalid, shall

           6   not be affected thereby; provided that the parties shall attempt

           7   to reformulate such invalid provision to give effect to such

           8   portions thereof as may be valid without defeating the intent of

           9   such provision; and further provided that this Section 17.05

          10   shall not apply to alter the classification of the Partnership as

          11   a partnership under the Code, or to reallocate the economic

          12   benefits or burdens of this Agreement among the Partners.

          13

          14             17.06  Counterparts.  This Agreement, or any amendment
                                ------------

          15   hereto may be executed in multiple counterparts, each of which

          16   shall be deemed an original but all of which shall constitute one

          17   and the same instrument, notwithstanding that all of the Partners

          18   are not signatories to the original or the same counterpart.  In

          19   addition, this Agreement, or any amendment hereto, may contain

          20   more than one counterpart of the signature pages, and this

          21   Agreement, or any amendment hereto, may be executed by the

          22   affixing of the signatures of each of the Partners to one of such

          23   counterpart signature pages; all of such counterpart signature

          24   pages shall be read as though one, and they shall have the same

          25   force and effect as though all of the signers had signed a single

          26   signature page.

          27

          28

           1             17.07  Other Matters.  Matters not covered in this
                                -------------

           2   Agreement relating to partnerships shall be governed and

           3   controlled by the partnership laws of the State.

           4

           5             17.08  Waiver of Right to Court Decree of Dissolution
                                ----------------------------------------------

           6   and Partition.  The Partners agree that irreparable damage would
               -------------

           7   be done to the good will and reputation of the Partnership if any

           8   Partner should bring an action in court to dissolve this

           9   Partnership.  To the extent permitted by law, each Partner hereby

          10   waives and renounces its right to seek a court decree of

          11   dissolution or to seek the appointment by a court of a liquidator

          12   for the Partnership.  The Partners further agree that the

          13   Property is not and will not be suitable for partition and,

          14   accordingly, to the fullest extent permitted by applicable law,

          15   each of the Partners hereby irrevocably waives any and all rights

          16   which it may have to maintain an action for partition of the

          17   Property, or any portion thereof, or to otherwise divide (whether

          18   through an action in equity or through some other means) the

          19   beneficial interest in any nominee holding title thereto.

          20

          21             17.09  Amendments
                                ----------

          22

          23             (a)  Any amendments or modifications to this Agreement

          24   may only be made and shall only be effective in writing by the

          25   Represented Group.

          26

          27             (b)  Notwithstanding Section 17.09(a) hereof, following

          28   any buy/sell pursuant to Section 8.03 hereof, Default Loan or a

           1   dilution pursuant to Section 8.04 hereof, Appraisal Buyout

           2   pursuant to Section 8.05 hereof, Non-Material Partner Appraisal

           3   Buyout pursuant to Section 8.06 hereof, each Partner hereby

           4   appoints the buying Partner pursuant to Section 8.03 hereof, the

           5   Default Lender pursuant to Section 8.04 hereof, the Partnership

           6   pursuant to Section 8.05 hereof, and Non-Material Partner

           7   Appraisal Purchaser pursuant to Section 8.06 hereof, as the case

           8   may be, as its agent and attorney, and grants an irrevocable

           9   power of attorney coupled with an interest to take any actions on

          10   behalf of such Partner to consummate any exercise of rights

          11   pursuant to such Sections 8.03, 8.04, 8.05 and 8.06 hereof,

          12   including without limitation filing or executing any notes, or

          13   such other documents as may be required to evidence a Default

          14   Loan, any instruments of Transfer to consummate any Transfer

          15   pursuant to Sections 8.03, 8.04, 8.05 or 8.06 hereof, any

          16   amendments to this Agreement to effect or give effect to any

          17   Transfers or termination of any Partner pursuant to Sections

          18   8.03, 8.04, 8.05 or 8.06 hereof, or any other documents necessary

          19   to effect any such exercise of rights.  Each Partner hereby

          20   agrees that any Transfer or termination of a Partner pursuant to

          21   Sections 8.03, 8.04, 8.05 or 8.06 hereof may be fully evidenced

          22   and consummated by execution pursuant to such power of attorney

          23   of an amendment to this Agreement reflecting such Transfer or

          24   termination of such Partner.

          25

          26             17.10  Succeeding Business Day.  If any designated date
                                -----------------------

          27   pursuant to any notice provision in this Agreement falls on, or

          28   expiration of any period to elect to exercise rights pursuant to

           1   this Agreement expires on, a day which is not a Business Day,

           2   such designated date or expiration period to elect to exercise

           3   rights shall be deemed to be, or occur on, the next succeeding

           4   Business Day.

           5

           6             17.11  Conflicts.  In the event of any conflict between
                                ---------

           7   a provision in this Agreement and a provision in the Management

           8   Agreement, the provision in the Management Agreement shall

           9   control.

          10

          11             17.12  Personal Property.  This Agreement shall not be
                                -----------------

          12   deemed to create in any Partner any right, title, interest or

          13   lien in, to or on all or any portion of the Property, it being

          14   understood that any right or interest of any Partner created by

          15   this Agreement shall solely be an interest in the Partnership and

          16   shall be personal property.

          17

          18             17.13  No Third Party Rights.  This Agreement is for
                                ---------------------

          19   the sole and exclusive benefit of the Partners designated herein

          20   and the Partnership and no other Person or entity other than

          21   Manager as to those provisions affecting its interests (including

          22   any creditors of the Partnership or the Partners) shall under any

          23   circumstances be deemed to be a beneficiary of any of the rights,

          24   remedies, terms and provisions of this Agreement.

          25

          26             17.14  Voluntary Agreement.  Each Partner has entered
                                -------------------

          27   into this Agreement freely and voluntarily, without coercion,

          28   duress, distress, or undue influence by any other Persons or

           1   their respective shareholders, directors, officers, partners,

           2   agents or employees.

           3

           4             17.15  Advice From Counsel.  Each Partner understands
                                -------------------

           5   that this Agreement may affect legal rights.  Each Partner

           6   represents to the other that it has received legal advice from

           7   counsel of its choice in connection with the negotiation and

           8   execution of this Agreement and is satisfied with its legal

           9   counsel and the advice received from it.

          10

          11             17.16  Judicial Interpretation.  Should any provision
                                -----------------------

          12   of this Agreement require judicial interpretation or

          13   construction, there shall be no presumption that the terms hereof

          14   shall be more strictly construed or interpreted against any

          15   Partner by reason of the rule of construction that a document is

          16   to be construed more strictly against the party who prepared the

          17   same.

          18

          19             17.17  Attorneys' Fees.  Each Partner may bring any
                                ---------------

          20   judicial action or proceeding to enforce any rights under this

          21   Agreement.  If any Partner brings any judicial action or

          22   proceeding to enforce its rights under this Agreement, the

          23   prevailing Partner shall be entitled, in addition to any other

          24   remedy, to recover from the other Partners, regardless of whether

          25   such action or proceeding is prosecuted to judgment, all costs

          26   and expenses, including without limitation reasonable attorneys'

          27   fees, incurred therein by the prevailing Partner.

          28

         1             THUS DONE AND PASSED in multiple originals in Orleans

         2   Parish in the State, in the presence of the undersigned witnesses

         3   and Notary Public on the date first above written.

         4

         5   WITNESSES TO ALL SIGNATURES:       HARRAH'S NEW ORLEANS

         6                                      INVESTMENT COMPANY, a Nevada

         7                                      corporation

         8

         9

        10   /s/ Dennis Bourgeois                    By /s/ Colin V. Reed
             -----------------------------              -----------------------
        11

        12                                           Colin V. Reed

        13                                           Senior Vice President

        14

        15

        16                                      NEW ORLEANS/LOUISIANA

        17                                      DEVELOPMENT CORPORATION, a

        18                                      Louisiana corporation

        19

        20

        21   /s/ Donna J. Mueller                    By /s/ Wendell H. Gauthier
             -----------------------------              -----------------------
        22

        23                                           Wendell H. Gauthier,

        24                                           Chairman of the Board

        25

        26

        27

        28

     1   /s/ Dennis Bourgeois               GRAND PALAIS CASINO, INC., a
         -----------------------------
     2

     3                                      Delaware corporation

     4

     5

     6   /s/ Donna J. Mueller                    By /s/ Christopher B. Hemmeter
         -----------------------------              ---------------------------
     7

     8                                           Christopher B. Hemmeter,

     9                                           Chairman of the Board

    10

    11

    12                      /s/ Thomas Y. Roberson, Jr.
                    -------------------------------------------
    13                             Notary Public

    14

    15                         My commission expires

    16                                at death
                    -------------------------------------------
    17

    18

    19

    20

    21

    22

    23

    24

    25

    26

    27

    28

                                      EXHIBIT A
                                      ---------



                            INITIAL CAPITAL CONTRIBUTIONS
                            -----------------------------



                Grand Palais     Harrah's         NOLDC
                ------------     --------         -----



                $23,333,333.33  $23,333,333.34  $23,333,333.33
                ==============  ==============  ==============

                          AGREED AMOUNTS OF COSTS AND EXPENSES
                          ------------------------------------

                     FOR REIMBURSEMENT PURSUANT TO SECTION 3.01(f)
                     ---------------------------------------------





                       Grand Palais     Harrah's           NOLDC
                       ------------     --------           -----





 Soft Costs

 Incurred Through

 September 30, 1993

 Eligible for Payments $16,519,523.93  $1,021,534.84   $1,536,018.66

































          Note:     See attached computation of the soft costs incurred

                    through September 30, 1993 eligible for payment.

                               ATTACHMENT TO EXHIBIT "A"

                     TO HARRAH'S JAZZ COMPANY PARTNERSHIP AGREEMENT



          Grand Palais

          Pre-9/30/93 Expenditures Related to

          Harrah's New Orleans Casino



                                                                  AMOUNTS
                                                                  -------



          Costs of Properties Acquired Netted Against
          Parking Revenues                                 $17,817,567.99

          Other Property Costs                               1,612,467.79

          Consultants Costs - General                        5,659,663.73

          Financing Costs                                    5,849,193.62

          Design Fees                                        2,416,373.59

          Consultants Costs - Planning & Development         1,748,300.32

          Payments to City of New Orleans/RDC               17,106,866.19

          General & Administrative Expenses                  4,009,985.60

          General Legal Fees                                 2,956,968.76

          Charitable Contributions                             159,319.18

          Rivergate & Lease Insurance                           48,218.39

          City & State Proposals                               902,591.20
                                                          ---------------

               Total                                       $60,287,516.36
                                                           ==============



               Less Debt                                   $43,767,992.43
                                                           --------------



               Reimbursable Amount                         $16,519.523.93

                               ATTACHMENT TO EXHIBIT "A"

                     TO HARRAH'S JAZZ COMPANY PARTNERSHIP AGREEMENT


          Harrah's New Orleans Investment Company
          Pre-9/30/93 Expenditures Related to
          Harrah's New Orleans Casino



          AMOUNTS
          -------

          Salaries & Benefits of Development Project
          Team Members                                        $446,828.76

          Consultants Fees and Expenses                        248,226.77

          General & Administrative Expenses                    269,378.85

          Design Fees                                            7,100.46

          RFP Submission                                        50,000.00
                                                          ---------------

               Total                                        $1,021,534.84
                                                            =============

                               ATTACHMENT TO EXHIBIT "A"

                     TO HARRAH'S JAZZ COMPANY PARTNERSHIP AGREEMENT


          NOLDC
          Pre-9/30/93 Expenditures Related to
          Harrah's New Orleans Casino


                                                                  AMOUNTS
                                                                  -------

          Salaries & Benefits of Development Project
          Team Members                                      $   60,758.17

          Consultants Fees and Expenses                        193,995.16

          General & Administrative Expenses                    432,215.89

          Legal Fees                                           586,613.49

          Charitable Contributions                                 160.00

          Design Fees                                          268,235.95

          RFP Submission                                         3,040.00
                                                          ---------------

               Total                                        $1,536,018.66
                                                            =============

                                     EXHIBIT "B"
                                     -----------

                                      PARCEL I.
                                      ---------

                                 237 LAFAYETTE STREET
                                 --------------------

          THAT PORTION OF GROUND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, situated in the First District of the City of New Orleans, Parish of Orleans, State of Louisiana, in SQUARE NO. 16, bounded by New Levee, now Peters, Fulton, Poydras and Lafayette Streets, designated as LOTS NUMBERS FOURTEEN AND FIFTEEN on a plan of J. A. Beard, certified by Hugh Grant, dated January 12, 1852, deposited in the office of H. B. Cenas, late Notary Public, and measuring as follows:

          Lot 14, twenty-one feet, eleven inches and five lines front on Peters Street, twenty-three feet and six lines front on Fulton Street, by one hundred and sixteen feet, nine inches and three lines deep on the line of Lot No. 13, and one hundred and sixteen feet, eleven inches and one line deep on the line of Lot No. 15.

          Lot 15, measures twenty-one feet, eleven inches and five lines front on Peters Street, by twenty-three feet and six lines front on Fulton Street, by one hundred and sixteen feet, eleven inches and one line of Lot 14, and one hundred and seventeen feet and seven lines on the line of Lot No. 16.

          THAT PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the First District of the City of New Orleans, Parish of Orleans, State of Louisiana, in SQUARE NO. 16, bounded by Peters (late New Levee), Fulton, Lafayette and Poydras Streets, designated as Lot 16 on a plan of J. A. Beard, certified by H. Grant, Surveyor, on January 12, 1852, and deposited for reference in the office of H. B. Cenas, late Notary Public. Said lot measures twenty-two feet, eleven inches and five lines front on S. Peters Street, twenty-three feet, six lines front on Fulton Street by a depth in front on Lafayette Street of one hundred and seventeen feet, two inches and five lines and a depth of one hundred and seventeen feet, seven inches on the opposite side line.

          Improvements thereon bear the Municipal Number 237 Lafayette Street, New Orleans, Louisiana (the "Land").

          All as more fully described on a survey drawing no. L-15 by Gandolfo, Kuhn & Associates originally dated August 25, 1992, and most recently recertified March 10, 1994.

          LIENS:
          -----

               1. Collateral Mortgage by Louisiana Jazz Co., in favor of Bearer, in the amount of $25,000,000.00, passed before L.R. Adler, Notary Public, dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51172, as Mortgage Office Instrument No. 2350801, in MOB 2991, folio 15.

               2. Assignment of Leases and Rentals by Louisiana Jazz Company to First National Bank of Commerce, dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51173, as Conveyance Instrument No. 78945, in COB 907, folio 477.

                                      PARCEL II.
                                      ----------

                               528 SOUTH PETERS STREET
                               -----------------------

          ONE CERTAIN LOT OF GROUND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, situated in the First District of the City of New Orleans, Orleans Parish, State of Louisiana, in SQUARE 16 thereof, bounded by South Peters, Lafayette, Fulton and Poydras Streets, designated as LOT 10 on the survey made by Gilbert, Kelly & Couturie, Inc., Surveying and Engineering, dated September 17, 1979, and according to which said lot commences at a distance of 137 feet, 9 inches and 6 lines from the corner of South Peters and Lafayette Streets, and also commences at a distance of 138 feet, 4 inches and 4 lines from the corner of Fulton and Lafayette Streets, and measures 22 feet, 11 inches and 5 lines front on South Peters Street, a width in the rear and front on Fulton Street of 23 feet, 0 inches and 6 lines, by a depth on the sideline nearer to Lafayette Street of 116 feet, 4 inches, by a depth on the opposite sideline of 116 feet, 2 inches and 1 line.

          The improvements thereon bear Municipal No. 528 South Peters Street and No. 529 Fulton Street.

          All as more fully described on a survey by Gandolfo, Kuhn & Associates originally dated August 25, 1992 and most recently recertified March 10, 1994.

          LIENS:
          -----

               1. Collateral Mortgage by Louisiana Jazz Co., in favor of Bearer, in the amount of $25,000,000.00, passed before L.R. Adler, Notary Public, dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51172, as

                    Mortgage Office Instrument No. 2350801, in MOB 2991, folio 15.

               2. Assignment of Leases and Rentals by Louisiana Jazz Company to First National Bank of Commerce, dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51173, as Conveyance Instrument No. 78945, in COB 907, folio 477.

                                     PARCEL III.
                                     -----------

                                 530 S. PETERS STREET
                                 --------------------

          THREE CERTAIN LOTS OF GROUND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, situated in the First District of the City of New Orleans, Orleans Parish, State of Louisiana, in the SQUARE NO. 16, bounded by South Peters (late New Levee), Fulton, Lafayette and Poydras Streets, said three lots being designated by the NOS. 11, 12 and 13 on print of survey of E.L. Eustis, Civil Engineer, dated January 15, 1941, and according to which said lots adjoin each other and measure as follows:

          Lot 13 lies nearest to Lafayette Street and begins at a distance from the intersection of Lafayette and South Peters Streets of sixty-six feet, ten inches and seven lines (66'10"7''') title (sixty eight feet, ten inches, and seven lines, 68'10"7''' actual) and measures on South Peters Street in the direction of Poydras Street twenty-two feet, eleven inches and five lines (22'11"5''') by a depth on the side line nearest Lafayette Street of one hundred sixteen feet, nine inches, and three lines (116'9"3'''), a depth on the opposite side line nearer Poydras Street of one hundred sixteen feet, seven inches and five lines (116'7"5''') with a frontage on Fulton Street of twenty-three feet, six inches, and no lines (23'6"0''') title (twenty-three feet, no inches, and six lines 23'0"6''' actual). The nearest point of said frontage being sixty-nine feet, two inches, and two lines (69'2"2''') from the intersection of Lafayette and Fulton Streets.

          Lot 12 adjoins Lot 13 and measures twenty-two feet, eleven inches, and five lines (22'11"5''') front on South Peters Street by a depth on a side line nearer Lafayette Street side line being the dividing line between Lots 12 and 13 of one hundred sixteen feet, seven inches, and five lines (116'7"5'''), a depth on the opposite side adjoining Lot 11 of one hundred sixteen feet, five inches, and seven lines (116'5"7''') with a frontage on Fulton Street of twenty-three feet, six inches, and no lines (23'6"0''') title (twenty-three feet, no inches and six lines, 23'0"6''' actual).

          Lot 11 adjoins Lot 12 on the side of Lot 12 nearer Poydras Street and measures twenty-two feet, eleven inches and five lines (22'11"5''') front on South Peters Street by a depth on the side line nearer Lafayette Street, which is the dividing line between Lots 11 and 12, one hundred sixteen feet, five inches, and seven lines (116'5"7''') with a depth on the opposite side line nearer Poydras Street of one hundred sixteen feet, four inches, and no lines (116'4"0''') with a frontage on Fulton Street of twenty-three feet, six inches, and no lines (23'6"0''') title (twenty-three feet, no inches, and six lines, 23'0"6''' actual) (the "Land").

          All as more fully described on a survey by Gandolfo, Kuhn & Associates originally dated August 25, 1992, and most recently recertified March 10, 1994.


          LIENS:
          -----

               1. Collateral Mortgage by Louisiana Jazz Co., in favor of Bearer, in the amount of $25,000,000.00, passed before L.R. Adler, Notary Public, dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51172, as Mortgage Office Instrument No. 2350801, in MOB 2991, folio 15.

               2. Assignment of Leases and Rentals by Louisiana Jazz Company to First National Bank of Commerce, dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51173, as Conveyance Instrument No. 78945, in COB 907, folio 477.

                                      PARCEL IV.
                                      ----------

                                        MATT I
                                        ------

          A CERTAIN PARCEL OF LAND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, and any and all buildings, improvements and other constructions located thereon, situated in the First District of the City of New Orleans, in SQUARE 4, Orleans Parish, Louisiana, bounded by Convention Center Boulevard (formerly Front Street), Lafayette, Fulton and Poydras Streets, which said parcel is designated as LOT 1 and is the only lot of and comprises the whole of said Square 4, on plan of subdivision of Stephen L. Gremillion of Engineering Technology, Inc., dated June 28, 1982, approved by the City Planning Commission under Subdivision Docket No. 96/82, registered as a Declaration of Title Change under Entry No. 466470 in COB 781, folio 237, records of Orleans Parish. According to survey by John J. Avery, Jr., L.S., dated August 24, 1990 (the "Survey"), said Lot 1 is described as follows:

          Commencing at the intersection of the westerly right of way line of Convention Center Boulevard (late South Front Street) and the southerly right of way line of Poydras Street and being the POINT OF BEGINNING; from said POINT OF BEGINNING, thence South 02 degrees, 24 minutes, 03 seconds East along the westerly right of way line of Convention Center Boulevard a distance of 371 feet, 1 inch, 0 eighths (371.35' Title) to a point on the northerly right of way line of Lafayette Street; thence North 75 degrees, 59 minutes, 06 seconds West along the northerly right of way line of Lafayette Street a distance of 117 feet, 7 inches, 4 eights (117.24' Title) to a point on the easterly right of way line of Fulton Street; thence North 02 degrees, 01 minutes, 00 seconds West along the easterly right of way line of Fulton Street a distance of 369 feet, 10 inches, 1 eighth (370.10' Title) to a point on the southerly right of way line of Poydras Street; thence South 76 degrees, 14 minutes, 00 seconds East along the southerly right of way line of Poydras Street a distance of 114 feet, 10 inches, 6 eighths (114.65' Title) to the POINT OF BEGINNING.

                                         AND

          A CERTAIN LOT OF GROUND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, and any and all buildings, improvements and other constructions located thereon, situated in the First District of the City of New Orleans, in SQUARE 16, bounded by Poydras, Fulton, South Peters and Lafayette Streets, which said lot is designated as LOT F on a plan of resubdivision by Stephen L. Gremillion of Engineering Technology, Inc., dated June 28, 1982, approved by the City Planning Commission under Subdivision Docket No. 96/82, registered as a Declaration of Title Change under Entry No. 466470 in COB 781, folio 237, records of Orleans Parish.

          According to the Survey, said Lot F is more fully described and measures as follows:

          Commencing at the intersection of the westerly right of way line of Fulton Street and the southerly right of way line of Poydras Street and being the POINT OF BEGINNING; from said POINT OF BEGINNING, thence South 02 degrees, 01 minutes, 00 seconds East along the westerly right of way line of Fulton Street a distance of 92 feet, 4 inches, 5 eighths (91.93' Title) to a point; thence North 76 degrees, 07 minutes, 00 seconds West a distance of 46 feet, 9 inches, 7 eighths (46.82' Title) to a point; thence North 02 degrees, 01 minutes, 00 seconds West a distance of 23 feet, 6 inches, 0 eighths (23.50' Title) to a point; thence South 76 degrees, 07 minutes, 00 seconds East a distance of 0 feet, 8 inches, 0 eighths (0.44' Title) to a point; thence North 01 degrees, 53 minutes, 46 seconds West a distance of 68 feet, 9 inches, 0 eighths (68.85' Title) to a point on the southerly right of way line of Poydras Street; thence South 76 degrees, 14 minutes, 00 seconds East along the southerly right of way line of Poydras Street a distance of 45 feet, 11 inches, 6 eighths (45.92' Title) to the POINT OF BEGINNING (the "Land and Improvements").

          All as more fully described on a survey by Gandolfo, Kuhn & Associates originally dated August 25, 1992, and most recently recertified March 10, 1994.

          LIENS:
          -----

               1. Collateral Mortgage by Louisiana Jazz Co., in favor of Bearer, in the amount of $25,000,000.00, passed before L.R. Adler, Notary Public, dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51172, as Mortgage Office Instrument No. 2350801, in MOB 2991, folio 15.

               2. Assignment of Leases and Rentals by Louisiana Jazz Company to First National Bank of Commerce, dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51173, as Conveyance Instrument No. 78945, in COB 907, folio 477.

                                      PARCEL V.
                                      ---------

                             508-510 SOUTH PETERS STREET
                             ---------------------------

          A CERTAIN LOT OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New Orleans, in SQUARE NO. 16, bounded by South Peters, Poydras, Fulton and Lafayette Streets, designated by the LETTER "H" and measuring 22 feet, 11 inches front on South Peters Street, about the same width in the rear, by about 70 feet in depth. And which said lot is designated as part of original Lot 4 on survey made by Guy J. Seghers, Engineer and Surveyor, dated May 31, 1938, a print of which is attached to act passed before Louis H. Yarrut, Notary Public, on July 1, 1938, and according to which said lot measures a distance of 69 feet, 1 inch, 4 lines from the corner of South Peters and Poydras Streets, 22 feet, 11 inches, 6 lines front on South Peters Street, by a depth on the side line nearest Poydras Street of 69 feet, 2 inches, 7 lines and a depth on the other side line nearest Lafayette Street of 69 feet, 3 inches, 7 lines, and a width in the rear of 23 feet, being composed of the greater portion of original Lot 4.

          The improvements  bear the  Municipal Nos.  508-510 South  Peters
          Street.

          In accordance with survey by Gandolfo, Kuhn & Associates, Land Surveyors, originally dated August 25, 1992, recertified March 10, 1994, said lot measures 23 feet, 1 inch and 2 eighths front on South Peters Street, and a width in the rear of 23 feet, 1 inch, by a depth on the side line nearest Poydras Street of 69 feet, 2 inches and 7 eighths by a depth on the other side line nearest Lafayette Street of 69 feet, 3 inches and 7 eighths.

          LIENS:
          -----

               1. Collateral Mortgage by Celebration Park Casino, Inc., in favor of future holder or holders of the collateral mortgage note thereby secured, in the amount of $50,000,000.00, passed before Margaret T. Alphonso, Notary Public, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962316, as Mortgage Office Instrument No. 190775; in MOB 2923, folio 400, as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., passed before Kay W. Eagan, Notary Public, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03466, as Mortgage Office Instrument No. 194606, records of Orleans Parish Louisiana; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated February 1, 1993, recorded February 1, 1993, under N.A. No. 93-05848, as Mortgage Office Instrument No. 196614; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18039, as Mortgage Office Instrument No. 206500, in MOB 2950, folio 478; as supplemented by Act of Supplement to Collateral Mortgage dated February 23, 1994, recorded at N.A. No. 94-11052 on March 3, 1994.

               2. Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc. to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962317, as Conveyance Office Instrument No. 62223; as amended by Act of Amendment of Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05563, as Conveyance Office Instrument No. 64215.

               3. Collateral Assignment of Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16,

                    1992, under N.A. No. 962318, as Conveyance Office Instrument No. 62224, as supplemented by Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03468, as Conveyance Office Instrument No. 63716, COB 891, folio 329-332; as amended by Act of Amendment to (1) Collateral Assignment of Agreements of Purchase and Sale and Option Agreement, and (2) Supplement to Collateral Assignment of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05565, as Conveyance Office Instrument No. 64217; as amended by Second Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent, dated April 7, 1993, recorded April 8, 1993, as under N.A. No. 93-15549, Conveyance Office Instrument No. 67309; as partially released by Act of Partial Release of Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National
                    Bank), dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51163, Conveyance Office Instrument No. 78936.

               4. Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03467, as Conveyance Office Instrument No. 63715, COB 891, folio 320-328; as amended by Act of Amendment of Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05564, as Conveyance Office Instrument No. 64216.

                                      PARCEL VI.
                                      ----------

                                       MATT II
                                       -------

          A CERTAIN SQUARE OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of the City of New Orleans, and designated by the NO. 5, which said square is bounded by Front, Fulton, Lafayette and Girod Streets and measures 117 feet, 6 inches, 2 lines front on Lafayette Street, 120 feet, 1 inch, 2 lines front on Girod Street, 363 feet, 7 inches, 1 line front on Fulton Street and 364 feet, 5 inches, 5 lines front on Front Street, all more or less, said property being particularly described as follows, to-wit:

          1. SIX CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New Orleans, in SQUARE NO. 5, bounded by Front, Fulton, Lafayette and Girod Streets, and designated by the NOS. 2 TO 7, INCLUSIVE, on a plan by F.A. Beard, certified unto Hugh Grant, Surveyor, under date of January 12, 1853, deposited for reference in the office of H.B. Conas, then a notary in the City of New Orleans. Said lots adjoin each other and measure each 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by the following depths, viz: 117 feet, 8 inches, 3 lines on the side of Lot 2 adjoining Lot 1, 117 feet, 10 inches, 4 lines on the dividing line between Lots 2 and 3, 118 feet, 5 lines on the dividing line between Lots 3 and 4, 118 feet, 2 inches, 6 lines on the dividing line between Lots 4 and 5, and 118 feet, 4 inches, 7 lines on the dividing line between Lots 5 and 6, and 118 feet, 7 inches on the dividing line between Lots 6 and 7, and 118 feet, 9 inches, 2 lines on the side line of Lot 7, adjoining Lot 8.

          2. THREE CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the same
          District  and  Square  as  the   property  hereinabove  described
          designated by the NOS. 8, 9 AND 10, and measuring, in American Measure, as follows, to-wit:

          Lot 8 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by 118 feet, 9 inches, 2 lines in depth on the line dividing it from Lot 7 and 118 feet, 11 inches, 2 lines in depth on the line dividing it from Lot 9, and Lot 9 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by 118 feet, 11 inches, 2 lines in depth on the line dividing it from Lot 8 and 119 feet, 1 inch, 2 lines in depth on the line dividing it from Lot 10, and Lot 10 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by 119 feet, 1 inch, 2 lines on the line dividing it from Lot 9 and 119 feet, 3 inches, 2 lines in depth on the line dividing it from Lot 11.

          3. TWO CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the same District and Square as the property hereinabove firstly described, designated by the NOS. 11 AND 12 on a plan by J.A. Beard, duly certified by H. Grant, dated January 12, 1852, and deposited in the office of H.B. Conas, then a Notary Public, which said lots measure as follows:

          Lot 11 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by 119 feet, 5 inches, 2 lines in depth on the line dividing it from Lot 12, and 119 feet, 3 inches, 2 lines in depth on the line dividing it from Lot 10, all American Measure; and Lot 12 measures 24 feet, 2 inches, 7 lines front on Fulton Street; 24 feet, 3 inches, 2 lines front on Front Street, by 119 feet, 5 inches, 2 lines in depth on the line dividing it from Lot 11 and 119 feet, 7 inches, 2 lines on the line dividing it from Lot 13.

          4. THREE CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New Orleans, in SQUARE NO. 5, bounded by Fulton, Girod, Front and Lafayette Streets, designated by the NOS. 15, 13, AND 14.

          Lot 15 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 120 feet, 1 inch and 2 lines front on Girod Street, 24 feet, 3 inches, 3 lines front on Front Street, and 119 feet, 11 inches, 2 lines on the line of Lot 14; Lot 13 measures 24 feet, 2 inches and 7 lines front on Fulton Street; 24 feet, 3 inches and 3 lines on Front Street, by 119 feet, 7 inches and 2 lines in depth on the line dividing it from Lot 12, and 119 feet, 9 inches and 2 lines in depth on the line dividing it from Lot 14; Lot 14 measures 24 feet, 2 inches and 7 lines on Fulton Street, 24 feet, 3 inches and 3 lines on Front Street, by 119 feet, 9 inches and 2 lines in depth on the line dividing it from Lot 13, and 119 feet, 11 inches, 2 lines in depth on the line dividing it from Lot 15.

          5. A LOT OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New

          Orleans, in SQUARE NO. 5, bounded by Front, Fulton, Lafayette and Girod Streets, designated as LOT NO. 1, on a plan certified by Hugh Grant, late Surveyor of Municipality No. 1, under date of January 12, 1852, and deposited for reference in the office of H.B. Conas, then Notary, which said lot forms the corner of Fulton and Lafayette Streets, and measures 24 feet, 3 inches, 3 lines front on Front Street, 24 feet, 2 inches, 7 lines front on Fulton Street, by 117 feet, 6 inches, 2 lines in depth and front on Lafayette Street, and 117 feet, 8 inches, 3 lines in depth on the line dividing it from Lot 2, all American Measure.

          In accordance with survey by Gandolfo, Kuhn & Associates, Land Surveyors, originally dated November 23, 1992, and recertified March 10, 1994, said square measures 363 feet, 6 inches, 2 eights front on Fulton Street; 364 feet, 0 inches and 6 eighths front on Convention Center Boulevard (formerly S. Front Street); 120 feet, 2 inches and 6 eighths front on Girod Street and 118 feet, 1 inch and 1 eighth front on Lafayette Street.

          LIENS:
          -----

               1. Collateral Mortgage by Celebration Park Casino, Inc., in favor of future holder or holders of the collateral mortgage note thereby secured, in the amount of $50,000,000.00, passed before Margaret T. Alphonso, Notary Public, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962316, as Mortgage Office Instrument No. 190775; in MOB 2923, folio 400, as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., passed before Kay W. Eagan, Notary Public, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03466, as Mortgage Office Instrument No. 194606, records of Orleans Parish Louisiana; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated February 1, 1993, recorded February 1, 1993, under N.A. No. 93-05848, as Mortgage Office Instrument No. 196614; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18039, as Mortgage Office Instrument No. 206500, in MOB 2950, folio 478; as supplemented by Act of Supplement to Collateral Mortgage dated February 23, 1994, recorded at N.A. No. 94-11052 on March 3, 1994.

               2. Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc. to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962317, as Conveyance Office Instrument No. 62223; as amended by

                    Act of Amendment of Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05563, as Conveyance Office Instrument No. 64215.

               3. Collateral Assignment of Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962318, as Conveyance Office Instrument No. 62224, as supplemented by Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03468, as Conveyance Office Instrument No. 63716, COB 891, folio 329-332; as amended by Act of Amendment to (1) Collateral Assignment of Agreements of Purchase and Sale and Option Agreement, and (2) Supplement to Collateral Assignment of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05565, as Conveyance Office Instrument No. 64217; as amended by Second Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent, dated April 7, 1993, recorded April 8, 1993, as under N.A. No. 93-15549, Conveyance Office Instrument No. 67309; as partially released by Act of Partial Release of Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National
                    Bank), dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51163, Conveyance Office Instrument No. 78936.

               4. Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03467, as Conveyance Office Instrument No.

                    63715, COB 891, folio 320-328; as amended by Act of Amendment of Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05564, as Conveyance Office Instrument No. 64216.

                                     PARCEL VII.
                                     -----------

                                  228 POYDRAS STREET
                                  ------------------

          TWO CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of the City of New Orleans, in SQUARE NO. 16, bounded by Poydras, South Peters, Lafayette and Fulton Streets, designated as LOTS NOS. 4 AND 5 on a survey made by F.C. Gandolfo, Jr., Surveyor, dated July 20, 1940, redated December 17, 1941, and according to which said lots adjoin and together measure 46 feet, 0 inches and 2 lines front on Poydras Street, 46 feet, 3 inches and 3 lines in width in the rear, by a depth and front on South Peters Street of 68 feet, 10 inches and 2 lines, title measurement, 68 feet, 11 inches and 4 lines, actual measurement, and a depth on the other side, nearer to Fulton Street, of 68 feet, 10 inches and 2 lines, title measurement, 69 feet, 1 inch and 2 lines, actual measurement.

          The above is also in accordance with survey by Gandolfo, Kuhn & Associates, Land Surveyors, originally dated August 25, 1992, recertified March 10, 1994.

          Improvements  thereon  bear  the  Municipal  Number  228  Poydras
          Street.

          LIENS:
          -----

               1. Collateral Mortgage by Celebration Park Casino, Inc., in favor of future holder or holders of the collateral mortgage note thereby secured, in the amount of $50,000,000.00, passed before Margaret T. Alphonso, Notary Public, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962316, as Mortgage Office Instrument No. 190775; in MOB 2923, folio 400, as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., passed before Kay W. Eagan, Notary Public, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03466, as Mortgage Office Instrument No. 194606, records of Orleans Parish Louisiana; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated February 1, 1993, recorded

                    February 1, 1993, under N.A. No. 93-05848, as Mortgage Office Instrument No. 196614; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18039, as Mortgage Office Instrument No. 206500, in MOB 2950, folio 478; as supplemented by Act of Supplement to Collateral Mortgage dated February 23, 1994, recorded at N.A. No. 94-11052 on March 3, 1994.


               2. Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc. to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962317, as Conveyance Office Instrument No. 62223; as amended by Act of Amendment of Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05563, as Conveyance Office Instrument No. 64215.

               3. Collateral Assignment of Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962318, as Conveyance Office Instrument No. 62224, as supplemented by Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03468, as Conveyance Office Instrument No. 63716, COB 891, folio 329-332; as amended by Act of Amendment to (1) Collateral Assignment of Agreements of Purchase and Sale and Option Agreement, and (2) Supplement to Collateral Assignment of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05565, as Conveyance Office Instrument No. 64217; as amended by Second Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent, dated April 7, 1993, recorded April 8, 1993, as under N.A. No. 93-15549, Conveyance Office Instrument No. 67309; as partially released by Act of Partial Release of Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National
                    Bank), dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51163, Conveyance Office Instrument No. 78936.

               4. Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03467, as Conveyance Office Instrument No. 63715, COB 891, folio 320-328; as amended by Act of Amendment of Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05564, as Conveyance Office Instrument No. 64216.

               5. Mortgage by 288 Poydras Street Parking Limited Partnership, in favor of Risert Income Investors, dated August 27, 1992, in the amount of $580,000.00, recorded at Mortgage Office Instrument No. 179275.

                                     PARCEL VIII.
                                     ------------

                                 RIVERFRONT INVESTORS
                                 --------------------

          A CERTAIN PLOT OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the Parish of Orleans in the First District of the City of New Orleans, SQUARE NO. 26, bounded by Peters (New Levee), Front, Gaiennie and Calliope (late Louisa) Streets, measuring 191 feet, 10 inches front on Peters Street and about 306 feet front on each Calliope and Gaiennie Street.

          And in accordance with survey made by Gandolfo, Kuhn & Associates, Surveyors, originally dated May 7, 1992, recertified March 10, 1994, said property is shown to be the whole of Square 26 of the First District of the City of New Orleans, said square being bounded by South Peters, Calliope, Gaiennie Streets and Convention Center Boulevard (formerly S. Front Street), and measures a distance of 192.14 feet front on South Peters Street, a distance of 307.14 feet front on Calliope Street, a distance of

          192.14 feet front on Convention Center Boulevard (formerly S. Front Street) and a distance of 307.14 feet front on Gaiennie Street.

          LIENS:
          -----

               1. Collateral Mortgage by Celebration Park Casino, Inc., in favor of future holder or holders of the collateral mortgage note thereby secured, in the amount of $50,000,000.00, passed before Margaret T. Alphonso, Notary Public, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962316, as Mortgage Office Instrument No. 190775; in MOB 2923, folio 400, as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., passed before Kay W. Eagan, Notary Public, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03466, as Mortgage Office Instrument No. 194606, records of Orleans Parish Louisiana; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated February 1, 1993, recorded February 1, 1993, under N.A. No. 93-05848, as Mortgage Office Instrument No. 196614; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18039, as Mortgage Office Instrument No. 206500, in MOB 2950, folio 478; as supplemented by Act of Supplement to Collateral Mortgage dated February 23, 1994, recorded at N.A. No. 94-11052 on March 3, 1994.

               2. Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc. to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962317, as Conveyance Office Instrument No. 62223; as amended by Act of Amendment of Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05563, as Conveyance Office Instrument No. 64215.

               3. Collateral Assignment of Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962318, as Conveyance Office Instrument No. 62224, as supplemented by Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association

                    (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03468, as Conveyance Office Instrument No. 63716, COB 891, folio 329-332; as amended by Act of Amendment to (1) Collateral Assignment of Agreements of Purchase and Sale and Option Agreement, and (2) Supplement to Collateral Assignment of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05565, as Conveyance Office Instrument No. 64217; as amended by Second Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent, dated April 7, 1993, recorded April 8, 1993, as under N.A. No. 93-15549, Conveyance Office Instrument No. 67309; as partially released by Act of Partial Release of Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National
                    Bank), dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51163, Conveyance Office Instrument No. 78936.

               4. Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03467, as Conveyance Office Instrument No. 63715, COB 891, folio 320-328; as amended by Act of Amendment of Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05564, as Conveyance Office Instrument No. 64216.

               5. Act of Credit Sale and Mortgage, in favor of Riverfront Investors Group, dated July 27, 1992, recorded at Mortgage Office Instrument No. 177803, Conveyance Office Instrument No. 56490.

                                      PARCEL IX.
                                      ----------

                               512 SOUTH PETERS STREET
                               -----------------------

          A CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New Orleans, Orleans Parish, State of Louisiana, in SQUARE NO. SIXTEEN, bounded by Fulton, Lafayette, South Peters and Poydras Street, designated by the LETTER "A" on a sketch and certificate of survey by F.C. Gandolfo, Jr., Surveyor, dated June 7th, 1946, annexed to an act before Leon Sarpy, Notary Public in the City of New Orleans, dated June 15, 1946, registered in COB 547, folio 132, which said sketch and certificate of survey is made a part thereof, according to which said Lot "A" commences at a distance of ninety-one feet, eleven inches and one line (91'11"1 ''') from the corner of Poydras and South Peters Streets, at a distance of ninety-two feet, four inches and five lines (92'4"5''') from the corner of Poydras and Fulton Streets, and has the following measurements:

          Lot "A" measures one hundred fifteen feet, two inches and two lines (115'2"2''') front on South Peters Street, by actual measurement, one hundred fourteen feet, nine inches and six lines 114'9"6') according to title measurement, by a depth on the side line nearest Poydras Street running through said square from South Peters to Fulton Street, of one hundred fifteen feet, six inches and five lines (115'6"5''') by actual measurement, and one hundred fifteen feet, four inches and six lines (115'4"6''') according to title measurements, and thence has a front on Fulton Street of one hundred fifteen feet, no inches and two lines (115'0"2''') according to actual measurement, one hundred fifteen feet, three inches and six lines (115'3"6''') according to title measurements, by a depth on the side line nearest Lafayette Street, running through said square from South Peters to Fulton Street, of one hundred sixteen feet, two inches and one line (116'2"1''') actual and title measurement, one hundred sixteen feet, three inches, four lines (116'3"4''') according to Gandolfo's measurements. Said Lot "A" is composed of original Lots Five, Six, Seven, Eight and Nine (5, 6, 7, 8 and 9).

          Together with all the buildings, improvements and other constructions situated on the above described immovable property and all appurtenances, rights, ways, privileges, servitudes, prescriptions and advantages thereunto belonging or in anywise appertaining, including, but without limitation, all component parts of the above-described immovable property, and all component parts of any building, improvement, or other construction located on the abovedescribed immovable property.

          The improvements  bear the  Municipal Nos.  512-526 South  Peters
          Street.

          And according to a survey dated November 30, 1979, redated June 22, 1981, and recertified July 27, 1992, January 13, 1993 and March _____, 1994, by John E. Walker, Civil Engineer.

          LIENS:
          -----

               1. Collateral Mortgage by Celebration Park Casino, Inc., in favor of future holder or holders of the collateral mortgage note thereby secured, in the amount of $50,000,000.00, passed before Margaret T. Alphonso, Notary Public, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962316, as Mortgage Office Instrument No. 190775; in MOB 2923, folio 400, as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., passed before Kay W. Eagan, Notary Public, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03466, as Mortgage Office Instrument No. 194606, records of Orleans Parish Louisiana; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated February 1, 1993, recorded February 1, 1993, under N.A. No. 93-05848, as Mortgage Office Instrument No. 196614; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18039, as Mortgage Office Instrument No. 206500, in MOB 2950, folio 478; as supplemented by Act of Supplement to Collateral Mortgage dated February 23, 1994, recorded at N.A. No. 94-11052 on March 3, 1994.

               2. Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc. to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962317, as Conveyance Office Instrument No. 62223; as amended by Act of Amendment of Collateral Assignment of Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05563, as Conveyance Office Instrument No. 64215.

               3. Collateral Assignment of Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962318, as Conveyance Office

                    Instrument No. 62224, as supplemented by Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03468, as Conveyance Office Instrument No. 63716, COB 891, folio 329-332; as amended by Act of Amendment to (1) Collateral Assignment of Agreements of Purchase and Sale and Option Agreement, and (2) Supplement to Collateral Assignment of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05565, as Conveyance Office Instrument No. 64217; as amended by Second Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent, dated April 7, 1993, recorded April 8, 1993, as under N.A. No. 93-15549, Conveyance Office Instrument No. 67309; as partially released by Act of Partial Release of Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National
                    Bank), dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51163, Conveyance Office Instrument No. 78936.

               4. Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03467, as Conveyance Office Instrument No. 63715, COB 891, folio 320-328; as amended by Act of Amendment of Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05564, as Conveyance Office Instrument No. 64216.

                                      PARCEL X.
                                      ---------

                                     224 POYDRAS
                                     -----------

          THAT PORTION OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of the City of New Orleans, State of Louisiana, in SQUARE NO. 16, bounded by South Peters Street, Fulton Street, Lafayette Street and Poydras Street, designated by the NO. 3 on plan or sketch marked "A" annexed to an act passed on May 13, 1852, before H. P. Cenas, late Notary Public, said lot measures 22 feet, 11 inches, 4 lines front on Poydras Street by a depth of 68 feet, 6 inches, 2 lines, all more or less.

          The improvements thereon bear Municipal No. 224 Poydras Street, New Orleans, Louisiana.

          In accordance with survey of James H. Couturie, dated September 22, 1982, the property is described as follows:

          Lot 3 begins 46.02 feet from the intersection of South Peters and Poydras Streets and measures thence 22 feet, 11 inches, 4 lines front on Poydras Street, same width in the rear, by a depth of 69 feet, 1 inch 2 lines (actual) 68 feet, 6 inches, 2 lines, more or less, (title), on the South Peters Street side, and 69 feet, 2 inches, 1 line (actual) 68 feet, 6 inches, 2 lines, more or less (title) on the Fulton Street side.

          All in accordance with the plat of survey of Gandolfo, Kuhn & Associates bearing Drawing No. L-15, originally dated August 25, 1992, and most recently recertified March 10, 1994, a print of which is annexed hereto and made a part hereof.

          LIENS:
          -----

               1. Collateral Mortgage by Celebration Park Casino, Inc., in favor of future holder or holders of the collateral mortgage note thereby secured, in the amount of $50,000,000.00, passed before Margaret T. Alphonso, Notary Public, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962316, as Mortgage Office Instrument No. 190775; in MOB 2923, folio 400, as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., passed before Kay W. Eagan, Notary Public, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03466, as Mortgage Office Instrument No. 194606, records of Orleans Parish Louisiana; as supplemented by

                    Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated February 1, 1993, recorded February 1, 1993, under N.A. No. 93-05848, as Mortgage Office Instrument No. 196614; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18039, as Mortgage Office Instrument No. 206500, in MOB 2950, folio 478; as supplemented by Act of Supplement to Collateral Mortgage dated February 23, 1994, recorded at N.A. No. 94-11052 on March 3, 1994.

               2. Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent, dated February 1, 1993, recorded February 1, 1993, under N.A. No. 93-05849, as Conveyance Office Instrument No. 64332, in COB 892, folio 137, and as Mortgage Office Instrument No. 196615, in MOB 2934, folio 17.

                                      PARCEL XI.
                                      ----------

                                       LOT 3CP
                                       -------

          A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the Second District, City of New Orleans, designated as Lot 3CP of Canal Place, on a plan of resubdivision by the office of Gandolfo, Kuhn, Luecke & Associates, dated March 15, 1982, (Dwg. No. E-170-
          12), approved by the City Planning Commission on July 8, 1982, registered as Declaration of Title Change under COB 783, folio 63 and more particularly described as follows in accord with a plan of Gandolfo, Kuhn & Associates, bearing Dwg. No. E-170-13A dated May 13, 1985, and Drawing No. T-144-31, dated November 23, 1992, as follows:

          Commence at the intersection of the northerly line of Canal Street and the easterly line of No. Peters Street, said point being designated by the letter B; thence along the northerly line of Canal Street, S52 44'02"E, 398.18 feet to the division line between Lots 2CP and 3CP and the point of beginning; thence along said division line N37 15'58"E, 169.50 feet; thence along said division line S52 44'02"E, 129.37 feet to the division line between Lots 3CP and S-1; thence along said division line S8 17'09"W, 193.76 feet to the northerly line of Canal Street, thence along said line, N52 44'02"W, 223.25 feet to the point of beginning, containing 29,885 square feet.

          All in accordance with the plat of survey of Gandolfo, Kuhn, Luecke & Associates, Dwg. No. E170-13B, originally dated July 29,

          1993, and recertified March 10, 1994, annexed hereto and made a part hereof.

          LIENS:
          -----

               1. Collateral Assignment of Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to The Connecticut National Bank, as Trustee, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962318, as Conveyance Office Instrument No. 62224, as supplemented by Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03468, as Conveyance Office Instrument No. 63716, COB 891, folio 329-332; as amended by Act of Amendment to (1) Collateral Assignment of Agreements of Purchase and Sale and Option Agreement, and (2) Supplement to Collateral Assignment of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee, dated January 28, 1993, recorded January 29, 1993, under N.A. No. 93-05565, as Conveyance Office Instrument No. 64217; as amended by Second Supplement to Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Celebration Park Casino, Inc., in favor of Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent, dated April 7, 1993, recorded April 8, 1993, as under N.A. No. 93-15549, Conveyance Office Instrument No. 67309; as partially released by Act of Partial Release of Collateral Assignment of Agreements of Purchase and Sale and Option Agreement by Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National
                    Bank), dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51163, Conveyance Office Instrument No. 78936.

               2. Collateral Mortgage by Grand Palais Casino, Inc., in favor of future holders (payable at First National Bank of Commerce), dated July 30, 1993, filed August 2, 1993, under N.A. No. 93-31984, in MOI No. 217805.

               3.   Assignment  of  Leases  and  Rentals  by  Grand  Palais
                    Casino, Inc., to First National Bank of Commerce), dated July 30, 1993, filed August 2, 1993, under N.A. No. 93-31985, in COI No. 73060.

               4. Collateral Assignment of Leases and Rents by Grand Palais Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent, dated July 30, 1993, filed August 2, 1993, under N.A. No. 93-31987, in COI No. 73061.

               5. Collateral Mortgage by Grand Palais Casino, Inc., in favor of future holders (payable at Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent), dated july 30, 1993, filed August 2, 1993, under N.A. No. 93-31986, in MOI No. 217806.

                                     PARCEL XII.
                                     -----------

                                   RIVERGATE SITES
                                   ---------------

          THAT CERTAIN LEASEHOLD ESTATE to be created by Lease Agreement by and between City of New Orleans, as lessor, and Rivergate Development Corporation, as lessee, dated April 27, 1993, filed April 27, 1993, under N.A. No. 93-18035, as Conveyance Instrument No. 68199, as amended by Agreement dated ____________, 1994, filed _____________-, 1994, under N.A. No. 94-__________, as
          Conveyance Instrument No. _________ (the "City Lease"), as subleased per Lease Agreement by and between Rivergate Development Corporation, as lessor, and Celebration Park Casino, Inc. (n/k/a Grand Palais Casino, Inc.), as lessee, dated April 27, 1993, filed April 27, 1993, under N.A. No. 93-018036, as
          Conveyance Instrument No. 68200, as assigned to Harrah's Jazz Company by Assignment and Assumption of Lease, dated ___________, 1994, filed __________, 1994, under N.A. No. 94-_________, as
          Conveyance Instrument No. ________, and as amended by Amendment of Lease Agreement, dated __________, 1994, filed ___________,
          1994, under N.A. No. 94-________, as Conveyance Instrument No. ___________ (Collectively, the "Lease"), affecting the following described property, to-wit:


                       PROPERTY DESCRIPTION BEGINS ON NEXT PAGE

                                    Casino Premises
                                    ---------------


                         A certain portion of ground, together with all the buildings and improvements, thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belonging or in anywise appertaining, situated in the FIRST MUNICIPAL DISTRICT OF THE CITY OF NEW ORLEANS bounded by CANAL, SOUTH PETERS, and POYDRAS STREETS and CONVENTION CENTER BOULEVARD (PLACE DE FRANCE); being comprised of SQUARES 1, 2, 13, 14, 1A or 1B; portions of former Squares 3, 15, 2A or 2B; together with former streets (which were closed by Ordinances 13-439 CCS dated February 3, 1932 and 2767 MCS dated December 5, 1963) which include Common, Gravier, Fulton, Front, and Delta Streets, all shown as proposed Square RS on a Plan of Resubdivision by the office of Gandolfo, Kuhn & Associates dated January 25,1993, Drawing No. E60-2, approved by the City Planning Commission in Subdivision Docket No. 3/93 dated April 23, 1993, being more particularly described as follows: Commence at point A, being the southeast intersection of South Peters and Canal Streets and the Point of Beginning. From the Point of Beginning, measure thence along the east or river side line of South Peters Street South 1 degree 39 minutes 1 second East, a distance of 727.65 feet to the northerly line of Poydras Street and point B; thence along said line of Poydras Street South 76 degrees 14 minutes 24 seconds East a distance of 540.52 feet to the westerly or land side line of Convention Center Boulevard (Place De France) and Point C, also being the easterly line of former Delta Street; thence North 2 degrees 24 minutes 29 seconds West, a distance of 455.48 feet to the southerly line of Canal Street and point K; thence along said line of Canal Street, North 52 degrees 44 minutes 2 seconds West, a distance of 661.98 feet to Point A and the Point of Beginning. Said square contains
                         7.016 Acres.

                         Together with the existing tunnel portions in the following described subsurface areas:

                         Canal Street Portion:
                         --------------------

                         The portion of the following real property which lies between two horizontal planes, the lower plane lying and being at an elevation of -5 feet Cairo Datum and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 having an elevation of
                         28.72 feet Cairo Datum, which property forms a portion of the Canal Street right of way, FIRST MUNICIPAL DISTRICT, CITY OF NEW ORLEANS, ORLEANS PARISH, LOUISIANA, the horizontal boundaries of which are more fully described as follows:

                         Commencing at point K being the intersection of the easterly line of Former Delta Street and the southerly line of Canal Street, and also being the northeast corner of proposed Lot RS, measure thence along the southerly line of Canal Street N 52 degrees 44 minutes 02 seconds W, a distance of 87.04 feet to the Point of Beginning. From the Point of Beginning, measure thence along the southerly line of Canal Street N 52 degrees 44 minutes 02 seconds W, a distance of 129.11 feet to the westerly line of the former I-310 Tunnel; thence along said line along a curve to the right having a radius of 1689.02 feet, a distance of 78.94 feet to the northerly line of said Tunnel; thence along said line S 85 degrees 05 minutes 17 seconds E, a distance of 104 feet to the easterly line of the former I-310 Tunnel; thence along said line along a curve to the left having a radius of 1585.02 feet, a distance of 148.4 feet to the Point of
                         Beginning. Containing 11,774 square feet as shown on a map of Lot 3CP and Proposed Roadway by Gandolfo, Kuhn & Associates last dated April 12, 1993, drawing no. E-170-13 C.

                         Poydras Street Portion:
                         ----------------------

                         That portion of the following real property which lies between two horizontal planes, the lower plane lying and being at an elevation of -5 feet Cairo Datum and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 having an elevation of
                         28.72 feet Cairo Datum, which property forms a portion of the Poydras Street right of way, FIRST MUNICIPAL DISTRICT, CITY OF NEW ORLEANS, ORLEANS PARISH, LOUISIANA, the horizontal boundaries of which are more fully described as follows:

                         Commencing at point B being the intersection of the northerly line of Poydras Street and the easterly line of S. Peters Street, and also being the southwest corner of proposed Lot RS, measure thence along the northerly line of Poydras Street S 76 degrees 14 minutes 24 seconds E, a distance of 361.51 feet to the Point of Beginning. From the Point of Beginning, measure thence along the northerly line of Poydras Street, S 76 degrees 14 minutes 24 seconds E, a distance of 108.29 feet to the easterly line of the former I-310 Tunnel; thence along said line S 2 degrees 24 minutes 52 seconds E, a distance of 31.08 feet to the southerly line of said Tunnel; thence along said line S 87 degrees 35 minutes 08 seconds W, a distance of 104 feet to the westerly line of the former I-310 Tunnel; thence along said line N 2 degrees 24 minutes 52 seconds W, a distance of 61.24 feet to the Point of Beginning. Containing 4,800.6 square feet as shown on a map of Celebration Park Casino Parking Garage Site by Gandolfo, Kuhn & Associates last dated April 12, 1993, drawing no. L-17-1.

                               CITY LEASED EMPLOYEE AND
                        BUS PARKING SUPPORT FACILITY PREMISES
                        -------------------------------------


          Four certain street parcels located in the Second Municipal District of the City of New Orleans designated as Toulouse Street, Treme Street, N. Villere Street and Marais Street, all as shown on a Lease Map prepared for Grand Palais Casino, Inc. dated June 16, 1993; revised December 29, 1993 (Dwg. No. T-131-2A) and each parcel is more particularly described as follows, to wit:


                                   TOULOUSE STREET
                                   ---------------

          A certain parcel of Street R/W, 58.54 feet wide, lying between Marais Street and Treme Street, more particularly described as follows:

          Begin at point b at the intersection of the east line of Marais Street with the south line of Toulouse Street; thence along the line of Marais Street, N 37 -13'-40" E, 58.54 feet to point z on the north line of Toulouse Street; thence along same, S 53 -3'- 55" E, 256.73 feet to the west line of Treme Street at point p; thence along the projection of said west line of Treme Street, S 37 -14' W, 58.54 feet to the south line of Toulouse Street and north line of Lot N.O.T.C.-1; thence along said line N 53 -3'-55" W, 256.73 feet to Marais Street at point b and the point of beginning, containing 15,029 square feet.


                                     TREME STREET
                                     ------------

          A certain parcel of Street R/W, 53.29 feet wide, lying between the northerly line of Lot N.O.T.C.-1 and the Orleans-Basin Connection, more particularly described as follows:

          Begin at point c at the intersection of the southerly line of Toulouse Street with the easterly line of Treme Street; thence N 37 -14' E, 162.41 feet to point d on the westerly line of the Orleans-Basin Connection, thence along said line, N 36 -12'-39" W, 55.60 feet to point o on the westerly line of Treme Street; thence along said line S 37 -14' W, 178.53 feet to the southerly line of Toulouse Street and the northerly line of Lot N.O.T.C.-1; thence along said line S 53 -3'-55" E, 53.29 feet to the point of beginning, containing 9,084.3 square feet.

                       POYDRAS STREET SUPPORT FACILITY PREMISES
                       ----------------------------------------

          SQUARE 16, LOT F
          ----------------

                    A CERTAIN PARCEL OF GROUND, together with all the buildings and improvements thereon and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in any way appertaining, situated in the FIRST DISTRICT OF THE CITY OF NEW ORLEANS, Orleans Parish, Louisiana in SQUARE NO. 16, bounded by POYDRAS, FULTON, SOUTH PETERS and LAFAYETTE STREETS, designated as LOT F on a Plan of Resubdivision by Stephen L. Gremillion of Engineering Technology, Inc., dated June 28, 1982, approved by the City Planning Commission under Subdivision Docket No. 96/82, registered as a Declaration of Title Change under Entry No. 466470 in COB 781 folio 237, records of Orleans Parish. According to survey by John J. Avery, L.S. dated August 24, 1990, recertified November 24, 1992, said Lot F is more fully described and measures as follows:

                    Commencing at the intersection of the westerly right-of-way line of Fulton Street and the southerly right-of-way line of Poydras Street and being the POINT OF BEGINNING;

                    From the POINT OF BEGINNING, thence South 02 degrees 01 minutes 00 seconds East along the westerly right-of-way line of Fulton Street, a distance of 92 feet 4 inches 5 eighths (92.4.5) to a point;

                    thence North 76 degrees 07 minutes 00 seconds West, a distance of 46 feet 9 inches 7 eighths (46.9.7) to a point;

                    thence North 02 degrees 01 minutes 00 second West, a distance of 23 feet 6 inches 0 eighths (23.6.0) to a point;

                    thence South 76 degrees 07 minutes 00 seconds East, a distance of 0 feet 8 inches 0 eighths (0.8.0) to a point;

                    thence North 01 degrees 53 minutes 46 seconds West, a distance of 68 feet 9 inches 0 eighths (68.9.0) to a point on the southerly right-of-way line of Poydras Street;

                    thence South 76 degrees 14 minutes 00 seconds East along the southerly right-of-way line of Poydras Street, a distance of 45 feet 11 inches 6 eighths (45.11.6) to the Point of Beginning.

                    Bearing municipal address 216 Poydras Street.

                    Being the same property acquired by Realty Parking Properties, L.P. by act dated September 28, 1990, recorded under Conveyance Office Instrument No. 26556, Orleans Parish, Louisiana.

          SQUARE 4, LOT 1
          ---------------

                    A CERTAIN PARCEL OF GROUND, together with all the buildings and improvements thereon and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in any way appertaining, situated in the FIRST DISTRICT OF NEW ORLEANS, in SQUARE 4, Orleans Parish, Louisiana, bounded by CONVENTION CENTER BOULEVARD (formerly SOUTH FRONT STREET), LAFAYETTE, FULTON and POYDRAS STREETS, designated as LOT 1 and is the only lot of and comprises the whole of Square 4, on Plan of Subdivision of Stephen L. Gremillion of Engineering Technology, Inc., dated June 28, 1982, approved by the City Planning Commission under Subdivision Docket No. 96/82, registered as a Declaration of Title Change under Entry No. 466470 in COB 781, folio 237, records of Orleans Parish. According to survey by John J. Avery, Jr., L.S. dated August 24, 1990, recertified November 24, 1992, said Lot 1 is described as follows:

                    Commencing at the intersection of the westerly right-of-way line of Convention Center Boulevard (late South Front Street) and the southerly right-of-way line of Poydras Street and being the POINT OF BEGINNING;

                    From the POINT OF BEGINNING, thence South 02 degrees 24 minutes 03 seconds East along the westerly right-of-way line of Convention Center Boulevard, a distance of 371 feet 1 inch 0 eighths (371.1.0) to a point on the northerly right-of-way line of Lafayette Street;

                    thence North 75 degrees 59 minutes 06 seconds West along the northerly right-of-way line of Lafayette Street, a distance of 117 feet 7 inches 4 eighths (117.7.4) to a point on the easterly right-of-way line on Fulton Street;

                    thence North 02 degrees 01 minutes 00 second West along the easterly right-of-way line of Fulton Street, a distance of 369 feet 10 inches 1 eighth (369.10.1) to a point on the southerly right-of-way line of Poydras Street;

                    thence South 76 degrees 14 minutes 00 seconds East along the southerly right-of-way line of Poydras Street, a distance of 114 feet 10 inches 6 eighths (114.10.6) to the Point of Beginning.

                    Bearing municipal address 507 South Front Street.

                    Being the same property acquired by Realty Parking Properties, L.P. by act dated September 28, 1990, recorded under Conveyance Office Instrument No. 26556, Orleans Parish, Louisiana.

          SQUARE 5, LOTS 1-15
          -------------------

                    A CERTAIN SQUARE OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and appurtenances thereunto belonging or in anywise appertaining, situated in the FIRST DISTRICT OF NEW ORLEANS, and designated by the NO. 5, which said square is bounded by FRONT, FULTON, LAFAYETTE and GIROD STREETS and measures 117 feet 6 inches 2 lines front on Lafayette Street, 120 feet 1 inch 2 lines front on Girod Street, 363 feet 7 inches 1 line front on Fulton Street and 364 feet 5 inches 5 lines front on Front Street, all more or less, said property being particularly described as follows to-wit:

                    1. SIX CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and appurtenances thereunto belonging or in anywise appertaining, situated in the FIRST DISTRICT OF NEW ORLEANS, in SQUARE NO. 5, bounded by FRONT, FULTON, LAFAYETTE and GIROD STREETS, and designated by the NOS. 2 to 7, inclusive, on a plan by J. A. Beard, certified unto Hugh Grant, Surveyor, under dated of January 12, 1853, deposited for reference in the office of H. B. Cenas, then a notary in this City. Said Lots adjoin each other and measure each 24 feet 2 inches 7 lines front on Fulton Street, 24 feet 3 inches 3 lines front on Front Street, by the following depths, viz: 117 feet 8 inches 3 lines on the side of Lot 2 adjoining Lot 1, 117 feet 10 inches 4 lines on the dividing line between Lots 2 and 3, 118 feet 5 lines on the dividing line between Lots 3 and 4, 118 feet 2 inches 6 lines on the dividing line between Lots 4 and 5, and 118 feet 4 inches 7 lines on the dividing line between Lots 5 and 6, and 118 feet 7 inches on the dividing line between Lots 6 and 7, and 118 feet 9 inches 2 lines on the side line of Lot 7, adjoining Lot 8.

                    2. THREE CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes and appurtenances thereunto belonging or in anywise appertaining, situated in the same District and Square as the property hereinabove described, designated by the NOS. 8, 9 and 10, and measuring, in American measure, as follows, to-wit: Lot 8 measures 24 feet 2 inches 7 lines front on Fulton Street, 24 feet 3 inches 3 lines front on Front Street, by 118 feet 9 inches 2 lines in depth on the line dividing it from Lot 7 and 118 feet 11 inches 2 lines in depth on the line dividing it from Lot 9, and Lot 9 measures 24 feet 2 inches 7 lines front on Fulton Street, 24 feet 3 inches 3 lines front on Front Street, by 118 feet 11 inches 2 lines in depth on the line dividing it from Lot 8 and 119 feet 1 inch 2 lines in depth on the line dividing it from Lot 10, and Lot 10 measures 24 feet 2 inches 7 lines front on Fulton Street, 24 feet 3 inches 3 lines front on Front Street, by 119 feet 1 inch 2 lines on the line dividing it from Lot 9 and 119 feet 3 inches 2 lines in depth on the line dividing it from Lot 11.

                    3. TWO CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and appurtenances thereunto belonging or in anywise appertaining, situated in the same District and Square as the property hereinabove firstly described, designated by the NOS. 11 and 12, on a plan by J. A. Beard, duly certified by H. Grant, dated January 12, 1852, and deposited in the office of H. B. Cenas, then a Notary Public, which said lots measure as follows: Lot 11 measures 24 feet 2 inches 7 lines front on Fulton Street, 24 feet 3 inches 3 lines front on Front Street, by 119 feet 5 inches 2 lines in depth on the line dividing it from Lot 12, and 119 feet 3 inches 2 lines in depth on the line dividing it from Lot 10, all American measure; and Lot 12 measures 24 feet 2 inches 7 lines front on Fulton Street, 24 feet 3 inches 2 lines front on Front Street, by 119 feet 5 inches 2 lines in depth on the line dividing it from Lot 11 and 119 feet 7 inches 2 lines on the line dividing it from Lot 13.

                    4. THREE CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes and appurtenances thereunto belonging or in anywise appertaining, situated in the FIRST DISTRICT OF NEW ORLEANS, in SQUARE NO. 5, bounded by FULTON, GIROD, FRONT and LAFAYETTE STREETS, designated by the NOS. 15, 13, and 14; Lot 15 measures 24 feet 2 inches 7 lines front on Fulton Street, 120 feet 1 inch 2 lines front on Girod Street, 24 feet 3 inches 3 lines front on Front Street, and 119 feet 11 inches 2 lines on the line of Lot 14; Lot 13 measures 24 feet 2 inches 7 lines front on Fulton Street; 24 feet 3 inches and 3 lines on Front Street, by 119 feet 7 inches and 2 lines in depth on the line dividing it from Lot 12, and 119 feet 9 inches and 2 lines in depth on the line dividing in from Lot 14; Lot 14 measures 24 feet 2 inches and 7 lines on Fulton Street, 24 feet 3 inches and 3 lines on Front Street, by

                    119 feet 9 inches and 2 lines in depth on the line dividing it from Lot 13, and 119 feet 11 inches 2 lines in depth on the line dividing it from Lot 15.

                    5. A LOT OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and appurtenances thereunto belonging or in anywise appertaining, situated in the FIRST DISTRICT OF NEW ORLEANS, in SQUARE NO. 5, bounded by FRONT, FULTON, LAFAYETTE AND GIROD STREETS, designated as LOT NO. 1, on a plan certified to by Hugh Grant, late Surveyor of Municipality No. 1, under date of January 12, 1852, and deposited for reference in the office of H. B. Cenas, then Notary, which said lot forms the corner of Fulton and Lafayette Streets, and measures 24 feet 3 inches 3 lines front on Front Street, 24 feet 2 inches 7 lines front on Fulton Street, by 117 feet 6 inches 2 lines in depth and front on Lafayette Street, and 117 feet 8 inches 3 lines in depth on the line dividing it from Lot 2, all American measure.

                    In accordance with survey by Gandolfo, Kuhn & Associates, Land Surveyors, dated November 23, 1992, said Square measures 363 feet 6 inches and 2 eighths front on Fulton Street; 364 feet 0 inches and 6 eighths front on Convention Center Boulevard (formerly South Front Street); 120 feet 2 inches and 6 eighths front on Girod Street and 118 feet 1 inch and 1 eighth front on Lafayette Street.

                    Being the same property acquired by Celebration Park Casino, Inc. by act dated December 15, 1992, registered December 16, 1992 under Notarial Archives No. 962310 and under Conveyance Office Instrument No. 62217, Orleans Parish, Louisiana.

                            FULTON STREET AIR RIGHTS AREA
                            -----------------------------

               That portion of the following real property which lies above the horizontal plane at an elevation of 40 feet Cairo Datum and that portion of the following real property which lies between two horizontal planes, the lower plane lying and being at an elevation of - 205 feet Cairo Datum (approximate bottom of pile tip), and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), all as referenced to United States Coast and Geodetic Survey Benchmark B-96 having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Fulton Street right of way, FIRST MUNICIPAL DISTRICT, CITY OF NEW ORLEANS, ORLEANS PARISH, LOUISIANA, the horizontal boundaries of which are more fully described as follows:

               Commencing at the northeast corner of Square 16 being the point of intersection of the westerly line of Fulton Street with the upper line of Poydras Street and being the Point of Beginning; From the Point of Beginning, thence along the upper line of Poydras Street South 76 degrees 14 minutes 24 seconds East, a distance of 62 feet 4 inches 1 eighth (62.4.1) to the easterly line of Fulton Street; thence along the easterly line of Fulton Street South 2 degrees 0 minutes 19 seconds East, a distance of 207 feet 8 inches 5 eighths (207.8.5) to a point; thence North 75 degrees 59 minutes 17 seconds West, a distance of 62 feet 5 inches (62.5.0) to the westerly line of Fulton Street; thence along the westerly line of Fulton Street North 2 degrees 0 minutes 19 seconds West, a distance of 207 feet 5 inches 1 eighth (207.5.1) to the Point of Beginning. Containing 12, 455 square feet all in accord with a map of Poydras Tunnel Area, Lafayette Subsurface Area and Fulton Street Subsurface and Air Rights Area (Proposed) by Gandolfo, Kuhn & Associates dated March 5, 1993, revised March 17, 1993; Drawing No. L-17-1.

                                 POYDRAS TUNNEL AREA


               That portion of the following real property which lies between two horizontal planes, the lower plane lying and being at an elevation of - 205 feet Cairo Datum (approximate bottom of pile tip), and the upper plane lying and being at an elevation of 32.5 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Poydras Street right of way, FIRST MUNICIPAL DISTRICT, CITY OF NEW ORLEANS, ORLEANS PARISH, LOUISIANA, the horizontal boundaries of which are more fully described as follows:

                    Begin at Northeast corner of Square 4, being the intersection of the West line of Convention Center Boulevard with the South line of Poydras Street, 134 feet wide; thence go along the North line of Square 4, N 76 - 14'-24" W, 114 feet 10 inches 6 eighths to the Northwest corner of Square 4, and the East line of Fulton Street; thence along the projection of said line, N 2 -0'-19" W, 139 feet 4 inches 1 eighth to the North line of Poydras Street; thence along said lines S 76 -14'-24" E, 180 feet to a point; thence go S 25 -14'-37" W, a distance of 136 feet 10 inches 1 eighth to the point of beginning, containing 19,772, square feet, all as shown on a plan by Gandolfo, Kuhn & Associates dated March 5, 1993, last revised on March 3, 1994; Drawing Number L-17-1.

                              LAFAYETTE SUBSURFACE AREA
                              -------------------------

                    That portion of the following real property which lies between two horizontal planes, the lower plane lying and being at an elevation of - 205 feet Cairo Datum (approximate bottom of pile cap) and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Lafayette Street right of way, FIRST MUNICIPAL DISTRICT, CITY OF NEW ORLEANS, ORLEANS PARISH, LOUISIANA, the horizontal boundaries of which are more fully described as follows:

                    Commencing at the southwest corner of Square 4 being the northeast intersection of Lafayette and Fulton Streets and being the Point of Beginning; From the Point of Beginning, thence along the lower line of Lafayette Street South 75 degrees 59 minutes 17 seconds East, a distance of 117 feet 9 inches 5 eighths (117.9.5) to a point on the westerly line of Convention Center Boulevard (former South Front Street) which lies 2 inches 1 eighth (0.2.1) from the southeast corner of Square 4; thence along the westerly line of Convention Center Boulevard South 2 degrees 19 minutes 52 seconds East, a distance of 46 feet 10 inches 6 eighths (46.10.6) to the upper line of Lafayette Street; thence along the upper line of Lafayette Street North 75 degrees 59 minutes 17 seconds West, a distance of 118 feet 1 inch 1 eighth (118.1.1) to the easterly line of Fulton Street; thence along the easterly line of Fulton Street North 2 degrees 0 minutes 19 seconds West, a distance 46 feet 9 inches; 7 eighths (46.9.7) to the Point of Beginning. Containing 5,308 square feet all in accord with a map of Poydras Tunnel Area, Lafayette Subsurface Area and Fulton Street Subsurface and Air Rights Area (Proposed) by Gandolfo, Kuhn & Associates dated March 5, 1993, revised March 17, 1993; Drawing No. L-17-1.

                                NORTH VILLERE STREET
                                --------------------


         A certain parcel of Street R/W, 53.29 feet wide, lying between St. Louis Street and former Street Parcel S-2, more particularly described as follows:

         Beginning at the intersection of the existing westerly line of North Villere Street with the northerly line of St. Louis Street at point t, thence along the westerly line of North Villere Street, N 37 -13'-30" E, 387.70 feet to point xx on the southerly line of former Street Parcel S-2; thence along said line S 57 - 30'-38" E, 53.47 feet to point yy on the easterly line of North Villere Street; thence along said line S 37 -13'-30" W, 391.77 feet to point k on the northerly line of St. Louis Street; thence along said line N 53 -8' W, 53.29 feet to point t and the point of beginning, containing 20,769 square feet.

                                    MARAIS STREET
                                    -------------

         A certain parcel of Street R/W, 53.29 feet wide, lying between St. Louis Street and the northerly line of Toulouse Street projected, more particularly described as follows:

         Beginning at the intersection of the westerly line of Marais Street with the northerly line of St. Louis Street at point j; thence along the westerly line of Marais Street, N 37 -13'-40" E,
         378.08 feet to point q on the southerly line of lot C.N.O.-1; thence along said line S 53 -3'-55" E, 53.29 feet to point z on the easterly line of Marais Street, thence along said line, S 37 - 13'-40" W, 378.02 feet to point a on the northerly line of St. Louis Street; thence along said line, N 53 -8' W, 53.29 feet to point j and the point of beginning, containing 20,146.3 square feet.

                                    LOT C.N.O.-1
                                    ------------

         Lot C.N.O.-1 is situated in the Second district, City of New Orleans, State of Louisiana in Square 162-A, bounded by St. Louis Street, North Villere Street, Lafitte Ave., Orleans-Basin Connection, Treme Street, Toulouse Street and Marais Street. Lot C.N.O.-1 is in accord with a subdivision map by Gandolfo, Kuhn & Associates dated March 31, 1978 revised May 15, 1978 (Dwg. No. T-131-2), approved on October 16, 1978 and filed October 25, 1978 in COB 756 folio 391.

         Said Lot C.N.O.-1 is more particularly described in accord with a Lease Map by Gandolfo, Kuhn & Associates, dated June 16, 1993 with additions dated December 29, 1993 (Dwg. No. T-131-2A) a print of which is attached hereto and made a part hereof, as follows:

         Begin at point l at the intersection of the easterly line of N. Villere Street with the southerly line of Lafitte Avenue, thence along the easterly line of North Villere Street, S 37 -13'-30"

         W, 235.46 feet to a point s on the division line between lots C.N.O.-1 and N.O.T.C.-2; thence along said line, S 52 -46'-20" E,
         256.46 feet to a point r on the westerly line of Marais Street; thence along said line, N 37 -13'-40" E, 113.92 feet to a point q on the projected northerly line of Toulouse Street; thence along said line, S 53 -3'-55" E, 310.02 feet to a point p on the westerly line of Treme Street; thence along said line, N 37 -14' E, 119.99 feet to a point o on the westerly line of Orleans-Basin Connection; thence along said line N 36 -46'-20" W, 36.31 feet to point n; thence continue along said line of the Orleans-Basin Connection and the southerly line of Lafitte Ave., N 52 -46'-20" W, 411 feet to point m; thence N 57 -31'-51" W, 121.01 feet to point l and the point of beginning, containing 102,731.5 square feet.

                                 PEDESTRIAN BRIDGE AREA




          A. THAT PORTION OF THE FOLLOWING REAL PROPERTY which lies above the horizonal plane at an elevation of 40 feet Cairo Datum and that portion of the following real property which lies between two horizonal planes, the lower plane lying and being at an elevation of - 205 feet Cairo Datum (approximate bottom of pile tip), and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), all as referenced to United States Coast and Geodetic Survey Benchmark B-96 having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Fulton Street right of way, FIRST
                                                                         -----
               MUNICIPAL  DISTRICT,  City  of  New  Orleans,  Orleans  Parish,
               ---------------------------------------------------------------
               Louisiana,  the horizontal boundaries  of which are  more fully
               ----------
               described as follows:

                    Commencing at the northeast corner of Square 16 being the point of intersection of the westerly line of Fulton Street with the upper line of Poydras Street and being the Point of Beginning; from the Point of Beginning, thence along the upper line of Poydras Street South 76 degrees 14 minutes 24 seconds East, a distance of 62 feet 4 inches 1 eighth to the easterly line of Fulton Street; thence along the easterly line of Fulton Street South 2 degrees 0 minutes 19 seconds East, a distance of 207 feet 8 inches 5 eighths to a point; thence North 75 degrees 59 minutes 17 seconds West, a distance of 62 feet 5 inches to the westerly line of Fulton Street; thence along the westerly line of Fulton Street North 2 degrees 0 minutes 19 seconds West, a distance of 207 feet 5 inches 1 eighth to the Point of Beginning, all in accord with a map of Poydras Tunnel Area, Lafayette Subsurface Area and
                    Fulton Street Subsurface and Air Rights Area (Proposed) by Gandolfo, Kuhn & Associates, dated March 5, 1993, revised March 17, 1993, last dated April 12, 1993; Drawing No. L-17-1.

          B. THAT PORTION OF THE FOLLOWING REAL PROPERTY which lies above the horizontal plane at an elevation of 40 feet Cairo Datum and that portion of the following real property which lies between two horizontal planes, the lower plane lying and being at an elevation of - 205 feet Cairo Datum (approximate bottom of pile cap), and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96, having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Lafayette Street right of way, FIRST
                                                                         -----
               MUNICIPAL DISTRICT, City of New Orleans,
               -----------------------------------------

                                 PEDESTRIAN BRIDGE AREA




               Orleans Parish, Louisiana,  the horizontal boundaries  of which
               -------------------------
               are more fully described as follows:

                    Commencing at the southwest corner of Square 4 being the northeast intersection of Lafayette and Fulton Streets and being the Point of Beginning; from the Point of Beginning, thence along the lower line of Lafayette Street South 75 degrees 59 minutes 17 seconds East, a distance of 117 feet 9 inches 5 eighths to a point on the westerly line of Convention Center Boulevard (former South Front Street) which lies 2 inches 1 eighth from the southeast corner of Square 4; thence along the westerly line of Convention Center Boulevard, South 2 degrees 19 minutes 52 seconds East, a distance of 46 feet 10 inches 6 eighths to the upper line of Lafayette Street; thence along the upper line of Lafayette Street North 75 degrees 59 minutes 17 seconds West, a distance of 118 feet 1 inch 1 eighth to the easterly line of Fulton Street; thence along the easterly line of Fulton Street North 2 degrees 0 minutes 19 seconds West, a distance of 46 feet 9 inches 7 eights to the Point of Beginning, all in accord with a map of the Poydras Tunnel Area, Lafayette Subsurface Area, and Fulton Street Subsurface and Air Rights Area (Proposed) by Gandolfo, Kuhn & Associates, dated March 5, 1993, revised March 17, 1993, last dated April 12, 1993; Drawing No. L-17-1.

          C. THAT PORTION OF THE FOLLOWING REAL PROPERTY which lies above the horizontal plane at an elevation of 40 feet Cairo Datum and that portion of the following real property which lies between two horizonal planes, the lower plane lying and being at an elevation of - 205 feet Cairo Datum (approximate bottom of pile tip), and  the upper plane  lying and being at  an elevation of
               32.5 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Poydras Street right of way, FIRST MUNICIPAL DISTRICT, City of New Orleans, Orleans Parish,
               ---------------------------------------------------------------
               Louisiana,  the horizontal boundaries  of which are  more fully
               ---------
               described as follows:

                    Begin at the Northeast corner of Square 4, being the intersection of the West line of Convention Center Boulevard with the South line of Poydras Street, 134 feet wide; thence go along the North

                                 PEDESTRIAN BRIDGE AREA




                    line of Square 4, N 76 -14'-24" W, 114 feet 10 inches 6 eighths to the Northwest corner of Square 4 and the East line of Fulton Street; thence along the projection of said line, N 2 - 0'-19" W, 139 feet 4 inches 1 eighth to the North line of Poydras Street; thence along said line S 76 -14'-24" E, 180 feet to a point; thence go S 25 -14'-37" W, a distance of 136 feet 10 inches 1 eighth to the point of beginning, containing 19,772 square feet, all as shown on a plan by Gandolfo, Kuhn & Associates dated March 5, 1993, last revised on March 3, 1994; Drawing Number L-17-1.

                                   ENCROACHMENT AREAS


          A. Those sidewalks and right of ways adjacent to and portions of Poydras Street, Convention Center Boulevard, Lafayette Street and Fulton Street located within ten (10) feet from the lot lines of Square 4, First Municipal District, City of New
               Orleans, Orleans Parish, Louisiana upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed in connection with the Improvements located or to be located upon said Square 4.

          B. Those sidewalks and right of ways adjacent to and portions of Lafayette Street, Fulton Street, Convention Center Boulevard and Girod Street located within ten (10) feet from the lot lines of Square 4, First Municipal District, City of New
               Orleans, Orleans Parish, Louisiana upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed in connection with the Improvements located or to be located upon said Square 5.

          C. Those sidewalks and right of ways adjacent to and portions of Poydras Street, Convention Center Boulevard, South Peters Street, and Canal Street located within fifteen (15) feet from the lot lines of Lot RS, being comprised of former Squares 1, 2, 13, 14, 1A or 1B; portions of former Squares 3, 15 2A, or 2B; together with former streets (which were closed by Ordinances 13-439 CCS, dated February 3, 1932, and 2767 MCS, dated December 5, 1963) which include Common, Gravier, Fulton, Front, and Delta Streets, all shown as proposed Square RS on a Plan of Resubdivision by the office of Gandolfo, Kuhn & Associates, dated January 25, 1993, Drawing No. E60-2, approved by the City of Planning Commission in Subdivision Docket No. 3/93, dated April 23, 1993, First Municipal District, City of New Orleans, Orleans Parish, Louisiana upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed with the Improvements located or to be located upon said Lot RS.

          LIENS:
          -----

               1. Collateral Mortgage by Celebration Park Casino, Inc., in favor of future holder or holders of the collateral mortgage note thereby secured, in the amount of $50,000,000.00, passed before Margaret T. Alphonso,
                    Notary Public, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962316, as Mortgage Office Instrument No. 190775; in MOB 2923, folio 400, as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., passed before Kay W. Eagan, Notary Public, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03466, as Mortgage Office Instrument No. 194606, records of Orleans Parish Louisiana; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated February 1, 1993, recorded February 1, 1993, under N.A. No. 93-05848, as Mortgage Office Instrument No. 196614; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18039, as Mortgage Office Instrument No. 206500, in MOB 2950, folio 478; as supplemented by Act of Supplement to Collateral Mortgage dated February 23, 1994, recorded at N.A. No. 94-11052 on March 3, 1994.

               2. Collateral Assignment of Additional Leases and Rents by Celebration Park Casino, Inc., to Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as Trustee and Collateral Agent, dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18040, as Conveyance Office Instrument No. 68203.

                                     PARCEL XIII.
                                     ------------

                                  RAILROAD PROPERTY
                                  -----------------

          A. Three parcels of the property of Lessor at New Orleans, Louisiana, between Basin Street and N. Claiborne Avenue, having a combined area of 10 acres (435,592.2 square feet), more or less, (referred to as Property "A") the location and dimensions of which are substantially as shown in red outline on plat of print prepared for Harrah's Casino, by Gandolfo, Kuhn & Associates, dated October 26, 1993, annexed as Exhibit C to the Lease.

          B. One parcel of the property of Lessor at New Orleans, Louisiana, between N. Claiborne Street and N. Prieur Street, having an area of 5.2 acres, more or less, (referred to as Property "B") and being located substantially as shown in red outline on plat of drawing prepared for Harrah's Casino by Gandolfo, Kuhn & Associates, dated October 26, 1993, annexed as Exhibit D to the Lease.

          C. One parcel of the property of Lessor at New Orleans, Louisiana, between N. Prieur Street and N. Galvez Street, having an area of 2.3 acres, more or less, (referred to as Property "C") and being located substantially as shown in red outline on plat of print prepared for Harrah's Casino by Gandolfo, Kuhn & Associates, dated October 26, 1993, annexed as Exhibit E to the Lease.

          D. The three story, 15,000 square foot office building of Lessor (referred to as the "Office Building") located at the corner of Basin Street and St. Louis Avenue, located substantially as shown on Exhibit C to the Lease.

          LIENS:
          -----

               1. Collateral Mortgage by Celebration Park Casino, Inc., in favor of future holder or holders of the collateral mortgage note thereby secured, in the amount of $50,000,000.00, passed before Margaret T. Alphonso, Notary Public, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962316, as Mortgage Office Instrument No. 190775; in MOB 2923, folio 400, as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., passed before Kay W. Eagan, Notary Public, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03466, as Mortgage Office Instrument No. 194606, records of Orleans Parish Louisiana; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated February 1, 1993, recorded February 1, 1993, under N.A. No. 93-05848, as Mortgage Office Instrument No. 196614; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18039, as Mortgage Office Instrument No. 206500, in MOB 2950, folio 478; as supplemented by Act of Supplement to Collateral Mortgage dated February 23, 1994, recorded at N.A. No. 94-11052 on March 3, 1994.

                                   AUDITORIUM SITES
                                   ----------------

          THAT CERTAIN LEASEHOLD ESTATE to be created by Lease Agreement by and between City of New Orleans, as lessor, and Rivergate Development Corporation, as lessee, dated ___________, 1994, filed ___________, 1994, under N.A. No. 94-_________, as
          Conveyance Instrument No. __________, as subleased per Lease Agreement by and between Rivergate Development Corporation, as lessor, and Harrah's Jazz Company, as lessee, dated ___________________, filed ____________, under N.A. No.
          _________, as Conveyance Instrument No. ________, affecting the following described property, to-wit:


                       PROPERTY DESCRIPTION BEGINS ON NEXT PAGE

                                        LEASED PREMISES
                                        ---------------

               Nine certain parcels of land situated in the 2nd Municipal District, City of New Orleans, State of Louisiana, in that area generally referred to as the Municipal Auditorium and Performing Arts Center bounded by North Rampart Street, St. Peter Street, Basin Street, Basin-Orleans Connection, North Villere Street, Square 169 (Treme Community Center), St. Philip Street, former Treme Street and former St. Ann Street, said parcels designated as Lease 1, Lease 2 and Lease 3, and contained within Lease 3 are four parking parcels (Parking 2, Parking 3, Parking 4 and Parking
               B), a 75 foot wide servitude for egress between Lease 1 and North Rampart Street, and proposed transformer servitude all as shown on a plan titled Lease Map prepared by the office of Gandolfo, Kuhn and Associates, dated January 3, 1994; drawing number T-126-4F, a print of which is attached hereto and is made a part hereof and are more particularly described in accord with said Lease Map as follows:

                                            LEASE 1
                                            -------

               Beginning at the intersection of the southern right of way line of former St. Ann Street and the westerly line of former Treme Street which forms the northeast corner of Square 149 and the point of beginning at point S, thence from said point of beginning go N 37 degrees 14 minutes 09 seconds E along the westerly line of former Treme Street a distance of 53.29 feet to point L, thence go S 52 degrees 44 minutes 32 seconds E a distance of 373.70 feet to point M; thence go S 37 degrees 13 minutes 34 seconds W a distance of 176.17 feet to point M-1; thence go S 52 degrees 46 minutes 26 seconds E a distance of 6.00 feet to point M-2; thence go S 37 degrees 13 minutes 34 seconds W a distance of 40.00 feet to point N; thence go S 52 degrees 46 minutes 26 seconds E a distance of 9.00 feet to point O; thence go S 37 degrees 13 minutes 34 seconds W a distance of 55.33 feet to point P; thence go N 52 degrees 46 minutes 26 seconds W a distance of 9.00 feet to point Q; thence go S 37 degrees 13 minutes 34 seconds W a distance of 40.00 feet to point Q-1; thence go N 52 degrees 46 minutes 26 seconds W a distance of 6.00 feet to point Q-2; thence go S 37 degrees 13 minutes 34 seconds W a distance of 151.06 feet to point R; thence go S 67 degrees 43 minutes 42 seconds W a distance of 120.84 feet to the easterly right of way of Basin-Orleans Connection and point E; thence along said line in a northerly direction along a curve to the left with a radius of 507.50 feet, an arc distance of 166.94 feet to point F; thence continue along the easterly right of way of Basin-Orleans Connection N 41 degrees 51 minutes 45 seconds W a distance of 171.11 feet to point G; thence go in a northerly direction along a curve to the left with a radius of 148.00 feet an arc distance of 58.47 feet to the westerly line of Treme Street and point H; thence go N 52 degrees 45 minutes 51 seconds W a distance of 33.93 feet to point I; thence go N 37 degrees 14 minutes 09 seconds E a distance of 227.37 feet to the northerly right of way of former Orleans Street and point J; thence along said line S 53 degrees 05 minutes 37 seconds E a distance of
               33.93 feet to the westerly right of way of former Treme Street at point K; thence along said line N 37 degrees 14 minutes 09 seconds E a distance of 138.92 feet to the point of beginning, containing 201,225 square feet.

                                            LEASE 2
                                            -------

               From the intersection of the northerly right of way line of former St. Ann Street and the westerly line of N. Rampart Street which forms the southeast corner of former Square 114, at point AAA, thence along the westerly line of N. Rampart Street S 37 degrees 14 minutes 40 seconds W a distance of 395.50 ft. to the north line of St. Peter Street, 52.00 ft. wide, and point A; thence along the north line of St. Peter Street, 52.00 ft. wide, N 53 degrees 5 minutes 37 seconds W, 192.17 ft. to the projection of the westerly line of Basin Street at point B and the point of beginning; thence along the westerly line of Basin Street, S 37 degrees 14 minutes 28 seconds W, 293.36 ft. to point C, thence N 57 degrees 15 minutes 46 seconds W, 37.10 ft. to the easterly line of the Orleans-Basin Connection at point D, thence along said line along a curve to the left with a radius of 507.50 ft., an arc length of 204.76 ft. to point E, thence N 67 degrees 43 minutes 42 seconds E, 120.84 ft. to point R, thence N 37 degrees 13 minutes 34 seconds E, 57.15 ft. to point B-1; thence S 53 degrees 5 minutes 37 seconds E, 128.48 ft. to point B and the point of beginning, containing 37,727 square feet.

                                            LEASE 3
                                            -------

               Beginning at the intersection of the southern right of way line of former St. Ann Street and the westerly line of former Treme Street which forms the northeast corner of square 149 and the point of beginning and point S, thence from said point of beginning go along the southern right of way line of former St. Ann Street N 52 degrees 44 minutes 32 seconds W a distance of
               256.93 feet to the easterly right of way line of former Marais Street and point T; thence along said line S 37 degrees 15 minutes 16 seconds W a distance of 140.50 feet to the northerly right of way line of former Orleans Street and point U; thence along said line S 53 degrees 05 minutes 37 seconds E a distance of 222.85 feet to the westerly line of Lease 1 and point J;
               thence along the westerly line of Lease 1, S 37 degrees 14 minutes 09 seconds W a distance of 227.37 feet to point I; thence go S 52 degrees 45 minutes 51 seconds E a distance of 33.93 feet to the westerly line of former Treme Street and point H; thence go in a southerly direction along a curve to the right with a radius of 148.00 feet, an arc distance of 58.47 feet to the easterly line of the Basin-Orleans Connection and point G; thence along said line N 41 degrees 51 minutes 45 seconds W a distance of 19.72 feet to a point of curve and point V; thence continue along the easterly line of the Basin-Orleans Connection in a northerly direction along a curve to the right with a radius of
               411.50 feet an arc distance of 191.16 feet to a point of tangent and point W; thence continue along the Basin-Orleans Connection N 15 degrees 14 minutes 45 seconds W a distance of 181.01 feet to a point of curve and point X; thence in a westerly direction along a curve to the left with a radius of 432.00 feet an arc distance of 181.32 feet to point Y; thence go N 29 degrees 21 minutes 28 seconds W a distance of 61.81 feet to the easterly right of way of N. Villere Street and point Z; thence along said line N 37 degrees 13 minutes 18 seconds E a distance of 551.57 feet to the northerly line of former Dumaine Street and the southwest corner of Square 169 and point AA; thence along the northerly right of way of former Dumaine Street S 52 degrees 34 minutes 18 seconds E a distance of 256.55 feet to westerly line of Marais Street and point BB; thence along said line N 37 degrees 15 minutes 16 seconds E a distance of 327.94 feet to the northeast corner of Square 169 and the southern line St. Philip Street and point CC; thence along said line S 52 degrees 13 minutes 13 seconds E a distance of 315.80 feet to the easterly side of a 6" concrete curb projected and point DD; thence continue along the easterly side of a 6" concrete curb S 37 degrees 45 minutes 47 seconds W seconds a distance of 326.01 feet to the northerly line of former Dumaine Street and point EE; thence along said line N 52 degrees 34 minutes 18 seconds W a distance of 3.00 feet to the westerly right of way of former Treme Street and point FF; thence along said line S 37 degrees 14 minutes 09 seconds W a distance of
               106.00 feet to the northerly edge of a 6" concrete curb projected and point GG; thence along the northerly edge of a 6" concrete curb N 52 degrees 47 minutes W a distance of 226.00 feet to the westerly edge of a 6" concrete curb and point HH; thence along said curb S 37 degrees 13 minutes W a distance of 19.42 feet to the northerly edge of a 6" concrete curb and point II; thence along said curb N 52 degrees 47 minutes W a distance of 105.02 feet to point JJ; thence go S 37 degrees 15 minutes 28 seconds W along a 6' wood fence a distance of 184.24 feet to the northern line of a 110.00 foot wide utility servitude and point KK; thence along said line S 52 degrees 44 minutes 32 seconds E a distance of 331.07 feet to the westerly line of former Treme Street and point LL; thence along said line S 37 degrees 14 minutes 09 seconds W a distance of 110.00 feet to the point of beginning, containing 391,608 square feet.

                                    CITY LEASED EMPLOYEE AND
                              BUS PARKING SUPPORT FACILITY PREMISES
                              -------------------------------------


               Four certain street parcels located in the Second Municipal District of the City of New Orleans designated as Toulouse Street, Treme Street, N. Villere Street and Marais Street, and Lot C.N.O.-1 all as shown on a Lease Map prepared for Grand Palais Casino, Inc. dated June 16, 1993; revised December 29, 1993 (Dwg. No. T-131-2A) and each parcel is more particularly described as follows, to wit:


                                        TOULOUSE STREET
                                        ---------------


               A certain parcel of Street R/W, 58.54 feet wide, lying between Marais Street and Treme Street, more particularly described as follows:

               Begin at point b at the intersection of the east line of Marais Street with the south line of Toulouse Street; thence along the line of Marais Street, N 37 -13'-40" E, 58.54 feet to point z on the north line of Toulouse Street; thence along same, S 53 -3'- 55" E, 256.73 feet to the west line of Treme Street at point p; thence along the projection of said west line of Treme Street, S 37 -14' W, 58.54 feet to the south line of Toulouse Street and north line of Lot N.O.T.C.-1; thence along said line N 53 -3'-55" W, 256.73 feet to Marais Street at point b and the point of beginning, containing 15,029 square feet.


                                          TREME STREET
                                          ------------


               A certain parcel of Street R/W, 53.29 feet wide, lying between the northerly line of Lot N.O.T.C.-1 and the Orleans-Basin Connection, more particularly described as follows:

               Begin at point c at the intersection of the southerly line of Toulouse Street with the easterly line of Treme Street; thence N 37 -14' E, 162.41 feet to point d on the westerly line of the Orleans-Basin Connection, thence along said line, N 36 -12'-39" W, 55.60 feet to point o on the westerly line of Treme Street; thence along said line S 37 -14' W, 178.53 feet to the southerly line of Toulouse Street and the northerly line of Lot N.O.T.C.-1; thence along said line S 53 -3'-55" E, 53.29 feet to the point of beginning, containing 9,084.3 square feet.

                                      NORTH VILLERE STREET
                                      --------------------


               A certain parcel of Street R/W, 53.29 feet wide, lying between St. Louis Street and former Street Parcel S-2, more particularly described as follows:

               Beginning at the intersection of the existing westerly line of North Villere Street with the northerly line of St. Louis Street at point t, thence along the westerly line of North Villere Street, N 37 -13'-30" E, 387.70 feet to point xx on the southerly line of former Street Parcel S-2; thence along said line S 57 - 30'-38" E, 53.47 feet to point yy on the easterly line of North Villere Street; thence along said line S 37 -13'-30" W, 391.77 feet to point k on the northerly line of St. Louis Street; thence along said line N 53 -8' W, 53.29 feet to point t and the point of beginning, containing 20,769 square feet.


                                         MARAIS STREET
                                         -------------


               A certain parcel of Street R/W, 53.29 feet wide, lying between St. Louis Street and the northerly line of Toulouse Street projected, more particularly described as follows:

               Beginning at the intersection of the westerly line of Marais Street with the northerly line of St. Louis Street at point j; thence along the westerly line of Marais Street, N 37 -13'-40" E,
               378.08 feet to point q on the southerly line of lot C.N.O.-1; thence along said line S 53 -3'-55" E, 53.29 feet to point z on the easterly line of Marais Street, thence along said line, S 37 -13'-40" W, 378.02 feet to point a on the northerly line of St. Louis Street; thence along said line, N 53 -8' W, 53.29 feet to point j and the point of beginning, containing 20,146.3 square feet.


                                          LOT C.N.O.-1
                                          ------------


               Lot C.N.O.-1 is situated in the Second district, City of New Orleans, State of Louisiana in Square 162-A, bounded by St. Louis Street, North Villere Street, Lafitte Ave., Orleans-Basin Connection, Treme Street, Toulouse Street and Marais Street. Lot C.N.O.-1 is in accord with a subdivision map by Gandolfo, Kuhn & Associates dated March 31, 1978 revised May 15, 1978 (Dwg. No. T-131-2), approved on October 16, 1978 and filed October 25, 1978 in COB 756 folio 391.

               Said Lot C.N.O.-1 is more particularly described in accord with a Lease Map by Gandolfo, Kuhn & Associates, dated June 16, 1993 with additions dated December 29, 1993 (Dwg. No. T-131-2A) a print of which is attached hereto and made a part hereof, as follows:

               Begin at point l at the intersection of the easterly line of N. Villere Street with the southerly line of Lafitte Avenue, thence along the easterly line of North Villere Street, S 37 -13'-30" W,
               235.46 feet to a point s on the division line between lots C.N.O.-1 and N.O.T.C.-2; thence along said line, S 52 -46'-20" E,
               256.46 feet to a point r on the westerly line of Marais Street; thence along said line, N 37 -13'-40" E, 113.92 feet to a point q on the projected northerly line of Toulouse Street; thence along said line, S 53 -3'-55" E, 310.02 feet to a point p on the westerly line of Treme Street; thence along said line, N 37 -14' E, 119.99 feet to a point o on the westerly line of Orleans-Basin Connection; thence along said line N 36 -46'-20" W, 36.31 feet to point n; thence continue along said line of the Orleans-Basin Connection and the southerly line of Lafitte Ave., N 52 -46'-20" W, 411 feet to point m; thence N 57 -31'-51" W, 121.01 feet to point l and the point of beginning, containing 102,731.5 square feet.

                                      EXHIBIT C
                                      ---------



                CONTRIBUTED STUDIES, PLANS, REPORTS AND SPECIFICATIONS
                ------------------------------------------------------



          A.   Rivergate Site Items
               --------------------



          Regulated Materials (PRCMs)             Ecal/W.D.Scott Group

          Regulated Materials (PRCMs)             Mid-West Enviro

          Regulated Materials (PRCMS)             Industrial Cleanup Inc.





          PCB Remediation                         W.D. Scott Group

          Asbestos Abatement                      Dalco/W.D. Scott Group/ECAL







     B.   Municipal Auditorium Items
          --------------------------



          Regulated Material (PRCMs)              Ecal/W.D. Scott Group


          Lead Base Paint                         Ecal/W.D. Scott Group


          Asbestos Abatement                      Dalco/W.D. Scott Group






     C.   Norfolk Southern Site Items
          ---------------------------



          Soil Investigation                      Mid-West Enviro.

          ESA Report on Office Bldg.                   Dalco/W.D. Scott Group







     D.   Bill Rosenberg Items
          --------------------



          ESA Reports for Act of Sale                  W.D. Scott





     E.   Bauer Interiors Items
          ---------------------



          FF&E Inventory





     F.   Miscellaneous Contract and Other Items
          --------------------------------------



               1.   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with Metro Consulting,

          together with all agreements, contracts, projections, processes,

          ideas, schedules, reports, studies and other work product or materials, written or otherwise, produced or created by Metro

          Consulting in connection with the development of the Open Access

          Plan designed to provide opportunities to minority and women owned businesses during the casino project's construction and operations phase, including without limitation the process for certifying that potential providers of products or services meet the requirements of the Open Access Plan.

               2.   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with Thomas Heier,

          together with all agreements, contracts, projections, processes,

          ideas, schedules, reports, studies and other work product and materials, written or otherwise, produced or created by Thomas

          Heier in connection with the negotiation and development of a

          Project Labor Agreement with local unions on behalf of Grand

          Palais.



               3.   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with Tucker & Associates,

          together with all agreements, contracts, projections, processes,

          ideas, schedules, reports, studies and other work product and materials, written or otherwise, produced or created by Tucker &

          Associates in connection with its provision of management

          information/computer system services and/or the development of project scheduling and budgeting formats for Grand Palais.



               4.   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with Bennett Bacon,

          together with all agreements, contracts, projections,

          assessments, evaluations, tests, processes, ideas, schedules,

          reports, studies, and other work product and materials, written or otherwise, produced or created by Bennett Bacon in connection with Bennet Bacon's analysis of environmental conditions at both the Rivergate and Municipal Auditorium sites.



               5.   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with Projects

          International, together with all agreements, contracts,

          projections, processes, ideas, schedules, reports, studies,

          renderings, drawings, plans, specifications, work product and other materials, written or otherwise, produced or created by

          Projects International in connection with its design of

          architectural and engineering concepts in support of the

          governmental agency approval process for the Grand Palais Casino and the Municipal Auditorium Temporary Casino.



               6.   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with Billes Manning,

          together with all agreements, contracts, projections, processes,

          ideas, schedules, reports, studies, renderings, drawings, plans,

          specifications, work product and other materials, written or otherwise, produced or created by Billes Manning in connection with Billes Manning's services as architect of record for the

          Temporary Casino at the Municipal Auditorium, including without limitation the further development of Project International's design concepts and the creation of documentation for permitting and for construction.



               7.   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with Morphy Makofsky,

          together with all agreements, contracts, projections, processes,

          ideas, schedules, reports, studies, assessments, evaluations,

          tests, work product and other materials, written or otherwise,

          produced or created by Morphy Makofsky projections in connection with the Casino development effort and the analysis of structural conditions of existing facilities at the Casino site and feasibility of new facilities.



               8.   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with The Mathes Group,

          together with all agreements, contracts, projections, processes,

          ideas, schedules, reports, studies, renderings, drawings, plans,

          specifications, work product and other materials, written or otherwise, produced or created by The Mathes Group in connection with its provision of design services and documentation

          supplemental to those provided by Projects International during the development and approval process for the casino project and,

          also, provision of all code conformance guidance.



               9.   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with Eskew Filson,

          together with all agreements, contracts, projections, processes,

          ideas, schedules, reports, studies, renderings, drawings, plans,

          specifications, work product and other materials, written or otherwise, produced or created by Eskew Filson in connection with the support of Projects International in the conceptual design process for the Casino project and provision of graphic

          representation when required by approving agencies.



               10.  All right, title and interest of Grand Palais in and to all of its contracts and/or agreements with W. D. Scott Group,

          together with all agreements, contracts, projections, processes,

          ideas, schedules, reports, studies, assessments, evaluations,

          tests, work product and other materials, written or otherwise, produced or created by W. D. Scott Group in connection with the performance of environmental consulting services, including the survey and analysis of all properties considered in the casino development process and assistance in developing time and cost estimates for abatement of hazardous materials for both the permanent and temporary casino structures.



               11.  All right, title and interest of Grand Palais in and to all of its contracts and/or agreements with Gandolfo, Kuhn,

          together with all agreements, contracts, projections, processes,

          ideas, schedules, reports, studies, surveys, drawings,

          renderings, work product and other materials, written or

          otherwise, produced or created by Gandolfo, Kuhn in connection with the provision of property surveys and property descriptions for all properties included in the Lease Agreements with the City of New Orleans,



               12.  All right, title and interest of Grand Palais in and to all of its contracts and/or agreements with BFM Corp., together with all agreements, contracts, projections, ideas, processes,

          reports, schedules, surveys, assessments, drawings, renderings,

          work product and other materials, written or otherwise, produced or created by BFM Corp. in connection with the survey of

          underground and overhead utilities on or around the Rivergate site.



               13.  All right, title and interest of Grand Palais in and to all of its contracts and/or agreements with Mel, Inc., together with all agreements, contracts, projections, ideas, processes, reports, schedules, surveys, assessments, drawings, renderings,

          work product and other materials, written or otherwise, produced or created by Mel, Inc. in connection with the survey of

          utilities at the casino project sites in order to have a basis with which to discuss relocations of utility lines and service with respect of utility companies.



               14.  All right, title and interest of Grand Palais in and to all of its contracts and/or agreements with Urban Systems,

          together with all agreements, contracts, projections, processes,

          ideas, reports, schedules, studies, renderings, drawings, plans,

          specifications, work product and other materials, written or otherwise, produced or created by Urban Systems in connection with the documentation required by the State and City approving agencies relating to traffic and parking studies and impact analyses.



               15.  All right, title and interest of Grand Palais in and to all of its contracts and/or agreements with Scale Models

          Unlimited, together with all agreements, contracts, projections,

          ideas, processes, schedules, reports, renderings, drawings,

          models, work product and other materials, written or otherwise,

          produced or created by Scale Models Unlimited in connection with its construction of a detailed model of the Grand Palais Casino which was presented to State and City approving agencies.



               16.  All right, title and interest of Grand Palais in and to all of its contracts and/or agreements with LPL/NOPSI, together with all agreements, contracts, projections, ideas, processes, schedules, reports, studies, assessments, evaluations, tests,

          work product and other materials, written or otherwise, produced or created by LPL/NOPSI in connection with the analysis by certain LPL/NOPSI engineering groups of the feasibility of relocating overhead transmission lines to an underground route at the Casino site.



               17   All right, title and interest of Grand Palais in and to

          all of its contracts and/or agreements with Eustis Engineering,

          together with all agreements, contracts, projections, ideas,

          processes, schedules, reports, studies, assessments, evaluations,

          tests, work product and other materials, written or otherwise,

          produced or created by Eustis Engineering in connection with geotechnical services performed or to be performed for Grand

          Palais Casino, Inc., including soil tests and soil structural capacities related to both demolition and new construction at the casino project site and advice with regard to stabilization of soils in and around the project site.



               18.  All right, title and interest of Grand Palais in and to all of its contracts and/or agreements with Controlled

          Demolition, together with all agreements, contracts, projections,

          ideas, processes, schedules, reports, studies, assessments,

          evaluations, tests, work product and other materials, written or otherwise, produced or created by Controlled Demolition in connection with the feasibility study relating to the time,

          method and cost to demolish the initial Rivergate structure,

          above and below grade.

               19.  All right, title and interest of Grand Palais in and to all of its contracts and/or agreements with Nellie Watson,

          together with all agreements, contracts, projections, ideas,

          processes, schedules, reports, studies, assessments, drawings,

          renderings, plans, work product, reports, and other materials,

          written or otherwise, produced or created by Nellie Watson in connection with the construction of a massing model for the

          Casino as required by the City Planning Commission.





          G.   Permanent Casino Items
               ----------------------



          Conditional Use set dated                         11/9/93

          Mechanical Design Criteria dated                  11/18/93

          Electrical Design Criteria dated                  11/24/93

          Architectural Progress set dated                  1/4/94

          Architectural Progress set dated                  1/11/94

          Architectural Progress set dated                  1/18/94

          Architectural Progress set dated                  2/8/94

          Architectural Progress set dated                  2/22/94

          Architectural Progress set dated                  3/1/94

          Architectural Progress set dated                  3/8/94



          Mechanical Pricing Document dated                11/7/94

          Structural Framing Plan dated                    2/21/94

          Structural Foundation Plan dated                  3/1/94

          Conceptual Parking Facility Plans dated           3/7/94

          Survey of Existing Rivergate structure

               (to be completed)                           3/16/94

          Structural Load Test Scheduled for                March

          Engineering Report dated                          2/22/94

            by Eustis Engineering

          Schematic Issue of Interiors for

            Buccaneer Bayou dated                            3/9/94

          Schematic Issue of interiors for

            Mansion Casino dated                            3/10/94

          Schematic Issue of Interiors for

            Jazz Casino dated                               3/14/94





          H.   Temporary Casino Items
               ----------------------



          Conditional Use set dated                         10/26/93

          Progress set of plans and specs dated             11/23/93

          Progress set of plans and specs dated             12/10/93

          Progress set of plans and specs dated             12/20/93

          Progress set of plans and specs dated              1/11/94

          Building Permit set dated                          2/11/94

          Construction Document set dated                    3/11/94



          Special Systems Bid Documents dated                2/14/94

          Kitchen Permit set dated                           3/17/94

          Interiors Progress set dated                       1/17/94

          Interiors Progress set dated                        2/7/94

          Interiors Construction Document set dated          3/14/94

          Demolition Permit set dated                        2/22/94



          Civil Design for Employee Parking dated            2/17/94

          Civil Design for Region "A" Site

            Improvement dated                                1/28/94

          Traffic Study dated                                3/14/94

          Engineering Report dated                            9/8/93

            by Eustis Engineering

                                 EXHIBIT D
                                 ---------



                    OBLIGATIONS AND LIABILITIES INCURRED
                    ------------------------------------

                        ON BEHALF OF THE PARTNERSHIP
                        ----------------------------



     Grand Palais
     ------------



          -    Contract for Professional Services between Celebration

               Park Casino, Inc. and Metro Consulting and Research

               Firm, Inc., dated as of March 1, 1993.



          -    Southern Parking         Lot CP3        Management Services

                                                       30 day termination notice





          -    Central Parking          Matt II        Management Services


                                                       30 day termination notice



          -    John Kushner Realty      224 Poydras    Management Services


                                        228 Poydras    30 day termination notice


                                        508 S. Peters

                                        510 S. Peters

                                        512 S. Peters

                                        Lot CP3

     Harrah's
     --------



          -    Agreement regarding Temporary Casino with Centrax-

               Landis for pre-construction - to date $256,000 and

               costs are continuing to accrue @ $6,500 per month



          -    Agreement regarding Permanent Casino with Centrax-

               Landis to put pilings in ground for $250,000



          -    Honore-Broadmoor - Joint Venture  -  Equipment has been

               purchased totalling $1.5 Million regarding Temporary

               Casino



          -    NOPSI regarding Temporary Casino agreement for a

               transformer for $50,000



          -    Utility Company - Agreement regarding Temporary Casino

               to relocate electrical service - $20,000



          -    Insurance required by Rivergate and Temporary Lease



     Partnership
     -----------



          -  W. D. Scott Group, Inc.    Environmental Analysis     As Needed


             559 Holmes Blvd.             and Remediation

             Suite 200

             Gretna, LA  70056

          -  M. W. Environmental        Environmental Analysis      As Needed

                                        Norfolk & Southern Site



          -  First American Title       Title Insurance Services    As Needed


                Insurance Company

             237 Lafayette St.

             New Orleans, LA



          -  Gandolfo Kuhn              Survey Services             As Needed


             Civil Engineers & Land

                Surveyors

                                      EXHIBIT E
                                      ---------



                        CLAIMS AND LITIGATION OF THE PARTNERS
                        -------------------------------------





          Grand Palais
          ------------



               -    Claims of Caesar's New Orleans, Inc. asserted in

                    Caesar's New Orleans, Inc. v. Grand Palais Casino,
                    --------------------------------------------------

                    Inc., Case No. 93-22149 filed in the Civil District
                    ----

                    Court for the Parish of Orleans, State of Louisiana,

                    Division C.



               -    Greater Treme Consortium claim



               -    Celebration Park Casino, Inc. v. New York Life

                    Insurance Co., et. al. U.S. District Court for the

                    Eastern District of Louisiana, 93-CV-1453.



               -    Travelers Insurance Co. v. Canal Place Limited

                    Partnership (d/b/a Canal Place 2000), Grand Palais

                    Casino, Inc. and Bodine Land Limited, 93-1054 (JAB), an

                    adversary proceeding of In re Canal Place Limited

                    Partnership, 90-10563 U.S. Bankruptcy Court, Eastern

                    Division of Louisiana.



          Harrah's
          --------



               None

          NOLDC
          -----



               None



          Partnership
          -----------



               -    Henry George McCall v. Harry McCall, Jr., Case No. 93-
                    ----------------------------------------

                    6683 filed in the Civil District Court for the Parish

                    of Orleans, State of Louisiana, Division C.

                                      EXHIBIT F
                                      ---------



                               CASINO CONCEPTUAL PLANS
                               -----------------------



               EXHIBIT F-1
               -----------



               Temporary Casino Conceptual Plans (All plans produced by
               ---------------------------------

          Billes Manning Architects except for E-1 which was prepared by

          Warren G. Moses)



         T-1     Title Sheet                7/20/93, 8/9/93, 10/18/93, 10/26/93

         C-1     Parking/Zoning Plan        10/18/93, 10/26/93, 11/10/93

         C-2     Circulation Plan           8/9/93, 10/18/93, 10/26/93, 11/10/93

         C-3     Maps                       10/18/93, 10/26/93

         C-4     Maps                       10/18/93, 10/26/93

         U-1     Utility Plan               10/18/93, 10/26/93

         L-1     Conceptual Landscape Plan  10/18/93, 10/26/93, 11/10/93

         L-2     Conceptual Landscape Plan  10/18/93, 10/26/93

         A-0     Referenced Site Plan       10/26/93, 11/10/93

         A-1     First Floor Plan           10/26/93

         A-2     Second Floor Plan          10/26/93

         A-3     Third Floor Plan           10/26/93

         A-4     Fourth Floor Plan          10/26/93

         A-5     Fifth Floor Plan           10/26/93

         A-6     Elevations                 10/18/93, 10/26/93

         A-7     Elevations                 10/18/93, 10/26/93

         A-8     Sections                   10/18/93, 10/26/93

         A-9     Annex Exterior Stairs      10/18/93, 10/26/93

         E-1     Lighting Plan              10/18/93, 10/26/93

               EXHIBIT F-2
               -----------



               Permanent Casino Conceptual Plans - Progress Set (All plans
               ---------------------------------

          produced by Perez, Ernst, Farnet/Modus, Incorporated)



        A-1     Site Plan                              3-8-94

        A-2     Lower Basement Plan                    3-8-94

        A-3     Upper Basement Plan                    3-8-94

        A-4     First Floor Plan                       3-8-94

        A-5     Second Floor Plan                      3-8-94

        A-6     Mechanical Floor Plan                  3-8-94

        A-10    Roof Plan                              3-8-94

        A-11    Convention Center Blvd. Elevation      3-7-94

        A-11.1  Poydras Street Elevation               3-7-94

        A-11.2  South Peter Street Elevation           3-7-94

        A-11.7  Partial Elevation-Canal Street Entrance   3-8-94

        A-11.8  Partial Elevation Convention Center Blvd. 3-8-94

        A-11.9  Partial Elevation Convention Center Blvd. 3-8-94

        A-11.11 Enlarge Dome Elevation                 3-8-94

        A-12    Building Sections                      3-8-94

        A-12.1  Building Sections                      3-8-94

        A-12.2  Building Sections                      3-8-94

        A-13    Wall Sections                          3-8-94

        A-13.1  Section thru Arcade (1)

                Section thru Entrance Loggia (2)       3-8-94

        A-13.2  Wall Section at Tower (2)

                Horizontal Detail at Light Cove (3)

                Wall Section at Central "Platform" (4)

                Wall Section at Lower Eaue (5)         3-8-94

        A-13.3  Canopy Section                         3-8-94

        A-13.4  Section at South Peters Street Entrance (3)

                Entablature at Colanade (4)            3-8-94

        A-25    Partial Plan at the Porte Cochere (1)

                Partial Plan at South Peter Canope (2) 3-8-94

        A-25.1  Partial Canopy Section (1)

                Partial Canopy Section (2)             3-8-94

        A-25.2  Truss Elevations (1)

                Connection Details (2)                 3-8-94

        V-C-1   Stair Information                      3-8-94

        V-C-2   Elevator/Escalator Information         3-8-94

        V-C-3   Lower Basement Vertical Circulation Identification  3-8-94

        V-C-4   Upper Basement Vertical Circulation Identification  3-8-94

        V-C-5   First Floor Vertical Circulation Identification     3-8-94

        V-C-6   Second Floor Vertical Circulation Identification    3-8-94

        V-C-7   Stairs Detail                          3-8-94

        V-C-8   Stairs Detail                          3-8-94

        D/P-1   Door and Partition Types (Lower Basement Plan) 3-8-94

        D/P-2   Door and Partition Types (Upper Basement Plan) 3-8-94

        D/P-3   Door and Partition Types (First Level Floor Plan)   3-8-94

        D/P-4   Door and Partition Types (Second Level Floor Plan)  3-8-94

        D/P-5   Door and Partition Types (Mechanical Floor Plan)    3-8-94

        D/P-6   Partition Schedule - Wall Types        3-8-94

        D/P-7   Door Schedule - Upper Level,

                Lower Level & First Floor              3-8-94

        D/P-8   Door Schedule - Continuation of

                First Floor, Second, Mechanical Floor  3-8-94

        D/P-9   Metal Frame and Door Frame Details     3-8-94

        SHT-1   Preliminary Grading Plan               3-8-94

        SHT-2   Preliminary Grading Plans              3-8-94

        SHT-3   Preliminary Grading Plans              3-8-94

        SHT-4   Preliminary Grading Plans              3-8-94

        SHT-5   Preliminary Grading Plans              3-8-94

        SHT-6   Preliminary Grading Plans              3-8-94

        SHT-7   Preliminary Grading Plans              3-8-94

        SHT-8   Preliminary Grading Plans              3-8-94



             Permanent Casino Conceptual Plans - Poydras Parking Facility
             ------------------------------------------------------------

        - Progress Set



        A-2.1   Ground Level Plan - Square 4

                Second Level Plan - Square 4           3-7-94

        A-2.2   Third Level Plan - Square 4

                Fourth thru Ninth Level Plan - Square 4   3-7-94

        A-2.3   Roof Level Plan - Square 4

                Cooling Tower Level Plan - Square 4    3-4-94

        A-2.10  Ground Level Plan - Square 5

                Second Level Plan - Square 5           3-7-94

        A-2.11  Third thru Fifth Level Plan - Square 5

                Roof Level Plan - Square 5             3-7-94

        A-4.1   Convention Center Blvd. - Square 4

                Fulton St. Elevation - Square 4        3-8-94

        A-4.2   Poydras Street & Lafayette Street      3-8-94

        A-4.3   Enlarged Elevations                    3-8-94

        A-4.11  Small Elevations                       3-8-94

        A-4.12  Partial Elevations - Square 5          3-8-94

        A-5.1   Wall Section                           3-1-94

        A-6.1   1 thru 4 - Mouldings

                5 - Elevations at Typical Openings

                6 - Section at Upper Story Opening

                7 - Plan at Upper Story Openings       3-9-94

        A-6.2   Column Details                         3-7-94



                Elevation - Convention Center

                Blvd. and Fulton Street                2-16-94

                                      EXHIBIT G
                                      ---------



                          FORM OF UCC-1 FINANCING STATEMENT
                          ---------------------------------

  THIS FINANCING STATEMENT is presented for filing pursuant to Chapter 9 of the
                             Louisiana Commercial Laws.
- --------------------------------------------------------------------------------
1A. DEBTOR (LAST NAME, FIRST, MIDDLE - IF AN         1B. SS# OR EMPLOYER I.D.NO.
    INDIVIDUAL)
      New Orleans/Louisiana Development Corporation        72-1213495
- --------------------------------------------------------------------------------
1C. MAILING ADDRESS
      3500 North Hullen, Metairie, Louisiana 70002
- --------------------------------------------------------------------------------
2A. ADDITIONAL DEBTOR (IF ANY) (LAST NAME, FIRST,    2B. SS# OR EMPLOYER I.D.NO.
    MIDDLE - IF AN INDIVIDUAL)

- --------------------------------------------------------------------------------
2C. MAILING ADDRESS

- --------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR OR DEBTOR'S TRADE NAMES OR     3B. SS# OR EMPLOYER I.D.NO.
    STYLES (IF ANY)

- --------------------------------------------------------------------------------
3C. MAILING ADDRESS

===========================  SECURED PARTY INFORMATION  ========================
4A. SECURED PARTY                                    4B. SS# OR EMPLOYER I.D.NO.
      Grand Palais Casino, Inc.                            72-1214224
- --------------------------------------------------------------------------------
4C. MAILING ADDRESS
      111 Rue D'Iberville, New Orleans, Louisiana 70130
- --------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)               3B. SS# OR EMPLOYER I.D.NO.

- --------------------------------------------------------------------------------
5C. MAILING ADDRESS

=============================  PROPERTY INFORMATION  ===========================
6A. This FINANCING STATEMENT covers the following types or items of property:
      See Exhibit "A" attached hereto and made a part hereof.

6B. [X] Products of collateral are also covered.
- --------------------------------------------------------------------------------
7A. Check if applicable and attach legal description of real property:
  [ ] Fixture filing under R.S. 10:9-313
  [ ] Minerals or the like (including oil and gas) or accounts subject to R.S.
      10:9-103(5) will be financed at the wellhead or minehead of the well or mine.
  [ ] The debtor(s) do not have an interest of record in the real property.
      (Enter name and social security/employer I.D. number of an owner of record in 7B and 7C)
- --------------------------------------------------------------------------------
7B. OWNER OF REAL PROPERTY (if other than named      7C. SS# OR EMPLOYER I.D.NO.
    debtor) (Enter name and SS#/employer I.D.
    number of an owner of record)

- --------------------------------------------------------------------------------
8A. This statement is filed without the debtor's     8B. [ ] Debtor is a
    signature to perfect a security interest in              Transmitting
    collateral (check [X] if so):                            Utility. Filing is
    [ ] already subject to a security interest in            effective until
        another jurisdiction when it was brought             terminated pursuant
        into this state or debtor's location                 R.S. 10:9-403(8)
        changed to this state.
    [ ] which is proceeds of the original
        collateral described above in which a
        security interest was perfected.
    [ ] as to which the filing has lapsed.
    [ ] acquired after a change of debtor's name,
        identity or corporate structure AND
        social security or employer I.D. number.
- --------------------------------------------------------------------------------
9. SIGNATURE(S) OF DEBTOR(S)                          12. THIS SPACE FOR USE OF
     New Orleans/Louisiana Development Corporation        FILING OFFICER (DATE,
     By: /s/ T. George Solomon                            TIME, ENTRY # AND
         ---------------------------------------          FILING OFFICER)
     Its: Treasurer
          --------------------------------------          INSTR. No. 36-81833
- ----------------------------------------------------        MORTGAGE OFFICE
10. SIGNATURE(S) OF SECURED PARTY(IES) (if                 PARISH OF ORLEANS
    applicable)
      Grand Palais Casino, Inc.
     By: /s/ Nancy S. Vassey
         ---------------------------------------
     Its: Asst. Secretary
          --------------------------------------
====================================================
11. Return copy to:
    NAME              Gary H. Miller, Esq.            ==========================
    ADDRESS           Jones, Walker                   13. Number of additional
    CITY, STATE                                           sheets presented:  1
    ZIP CODE                                                                ---
================================================================================
LOUISIANA APPROVED FORM UCC-1 SECRETARY OF STATE W. FOX MckEITHEN (REV. 1992)

Debtor: New Orleans/Louisiana Development Corporation (Federal Tax I.D.
        No. 72-1213495
Secured Party: Grand Palais Casino Inc. (Federal Tax I.D. No. 721214224)

                             EXHIBIT "A"
                                 TO
                      UCC-1 FINANCING STATEMENT

ALL OF DEBTOR'S RIGHTS, TITLE AND INTEREST, IN AND TO THE FOLLOWING DESCRIBED PROPERTY, WHETHER NOW OWNED OR EXISTING OR HEREAFTER ACQUIRED OR ARISING, (i) ALL PROCEEDS, INTEREST, PROFITS AND OTHER PAYMENTS OR RIGHTS TO PAYMENT ATTRIBUTABLE TO DEBTOR'S INTERESTS IN HARRAH'S JAZZ COMPANY, A LOUISIANA GENERAL PARTNERSHIP, TOGETHER WITH ANY SUCCESSORS OR ASSIGNS, (HEREIN CALLED THE "PARTNERSHIP"), AND ALL DISTRIBUTIONS, CASH, INSTRUMENTS AND OTHER PROPERTY NOW OR HEREAFTER RECEIVED, RECEIVABLE OR OTHERWISE MADE WITH RESPECT TO OR IN EXCHANGE FOR ANY INTEREST OF DEBTOR IN THE PARTNERSHIP, INCLUDING WITHOUT LIMITATION INTERIM DISTRIBUTIONS, RETURNS OF CAPITAL, LOAN REPAYMENTS, AND PAYMENTS MADE IN LIQUIDATION OF THE PARTNERSHIP, AND WHETHER OR NOT THE SAME ARISE OR ARE PAYABLE UNDER ANY PARTNERSHIP AGREEMENT OR CERTIFICATE FORMING THE PARTNERSHIP OR THE RELATIONS AMONG THE PARTNERS IN THE PARTNERSHIP (AND ANY AND ALL SUCH PARTNERSHIP AGREEMENTS, CERTIFICATES, AND OTHER AGREEMENTS BEING HEREIN CALLED THE "PARTNERSHIP AGREEMENTS"); AND (ii) ALL OTHER INTERESTS AND RIGHTS OF GRANTOR IN THE PARTNERSHIP, WHETHER UNDER THE PARTNERSHIP AGREEMENTS OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY RIGHT TO CAUSE THE DISSOLUTION OF THE PARTNERSHIP OR TO APPOINT OR NOMINATE A SUCCESSOR TO GRANTOR AS A PARTNER IN THE PARTNERSHIP.

                                      EXHIBIT H
                                      ---------



               EXHIBIT H-1
               -----------



            Form of Redemption Provisions to be Included in Holding Entity

                 Articles of Incorporation or other Formative Document
            --------------------------------------------------------------



                    [Similar provision to be adopted for entities other

          than corporations]



                    Any equity securities of this [corporation] are held

          subject to the condition that the [corporation] has the absolute right to redeem such securities by action of the [Board of

          Directors], if, (A) in the judgment of the [Board of Directors],

          any holder of the securities is determined by any gaming

          regulatory agency to be unsuitable, or has an application for a license or permit rejected, or has a previously issued license or permit rescinded, suspended, revoked or not renewed, as the case may be, or that such action otherwise should be taken to the extent necessary to avoid any regulatory sanctions or, to prevent the loss of or secure the reinstatement of any gaming license,

          franchise or entitlement from any governmental agency held by the

          [corporation], any affiliate of the [corporation] or any entity in which such [corporation] or affiliate is an owner, which gaming license, franchise or entitlement is (i) conditioned upon some or all of the holders of securities possessing prescribed qualifications, or (ii) needed to allow the conduct of any portion of the business of the [corporation] or any such

          affiliate or other entity; or (B) the holder of any equity security of this [corporation] fails to enforce the provisions of the last paragraph of this [Article ___] against its direct owners or any parties Controlled by, Controlling, or under common

          Control with such holder ("Control" shall be as defined in the

          Partnership Agreement of Harrah's Jazz Company); provided that no holder of any equity security of this [corporation] whose equity securities are publicly traded pursuant to the Securities

          Exchange Act of 1934, as amended, and traded on the New York

          Stock Exchange, the American Stock Exchange, or NASDAQ be

          required to enforce the provisions of the last paragraph of this

          [Article ___].



                    The terms of such redemption shall permit the

          [corporation] to redeem the equity securities of a disqualified holder at a redemption price equal to the fair market value of such securities, excluding any dividends or other remuneration thereon from the date the [corporation] receives notice of a determination of unsuitability or disqualification from the government agency, or in such lesser amount as may be specified by any applicable gaming law, regulation or rule.



                    From and after the redemption date or such earlier date

          as mandated by any applicable gaming law, regulation or rule, any and all rights of whatever nature, which may be held by the owners of any equity securities of the [corporation] selected for redemption (including any rights to vote or participate in any distributions of the [corporation]), shall cease and terminate and they shall thereafter be entitled only to receive that amount payable upon redemption.

                    The holder of any equity security of this [corporation]

          shall require that the articles of incorporation, charters,

          partnership agreements or other formative documents of each person or entity owning a direct interest in such holder or who are Controlled by, Control, or under common Control with such holder (other than a holder who has been exempted from a

          suitability determination by any gaming regulatory agency) shall incorporate the provisions of this [Article ___] into their formative documents; provided that no holder of any equity security of this [corporation] whose equity securities are publicly traded pursuant to the Securities Exchange Act of 1934,

          as amended, and traded on the New York Stock Exchange, the

          American Stock Exchange, or NASDAQ shall be required to

          incorporate the provisions of this [Article ___] into their formative documents.



               EXHIBIT H-2
               -----------



                         Form of Provision For Loan Documents
                         ------------------------------------



                    If [the lender to the [corporation]] (the "Holder") is

          required to qualify or be found suitable under any applicable gaming law, regulation or rule and does not so qualify or

          otherwise does not meet the suitability standards pursuant to any applicable gaming law, regulation or rule, the Holder shall and hereby agrees to sell [describe debt] to a suitable holder or holders (the "Substitute Holder") that assume(s) and accept(s)

          the rights and obligations of the Holder.  If the Holder fails to sell [describe debt] to a Substitute Holder within thirty (30) days of being determined unsuitable or unqualified, or such lesser period of time as specified by any applicable gaming law,

          regulation or rule, the [corporation] may designate a Substitute

          Holder within an additional thirty (30) day period, or such lesser period of time as specified by any applicable gaming law,

          regulation or rule, or may at its election upon written notice to the Holder, subject to all restrictions of any applicable gaming law, regulation or rule, immediately redeem the Holder's

          [describe debt] by payment of all principal, interest and other amounts due with respect to such [describe debt].  To the extent and for so long as required by any applicable gaming law,

          regulation or rule, the Holder agrees that upon the Holder being determined unsuitable or unqualified, the redemption of the

          Holder's [describe debt] and all payments to and rights of such

          Holder shall be subject to all restrictions of any applicable gaming law, regulation or rule.



               EXHIBIT H-3
               -----------



                         Form of Security Legend Regarding Lease
                         ---------------------------------------

          Restrictions
          ------------



                    The certificate shall bear a statement that the

          security is subject to the following restrictions:



                         This security is held subject to transfer

                    restrictions of the Rivergate Development Corporation

                    lease set forth in the [Company's Articles of

                    Incorporation] as more fully set forth in the legend

                    attached to this certificate.



                    The legend to be attached to the certificate shall

          provide substantially as follows:



                    This security is held subject to the transfer

               restrictions described in Section 24.1 of that certain

               Temporary Casino Lease between Rivergate Development

               Corporation as Landlord and Harrah's Jazz Company as Tenant

               and City of New Orleans as Intervenor dated as of March 15,

               1994, and the transfer restrictions described in Section

               24.1 of that certain Permanent Casino Lease between

               Rivergate Development Corporation as Landlord and Harrah's

               Jazz Company as Tenant and City of New Orleans as Intervenor

               dated as of March 15, 1994, and any transfer in violation of any such restrictions shall be void at its inception.



               EXHIBIT H-4
               -----------



                         Form of Security Legend Regarding LEDGC
                         ---------------------------------------

                         Restrictions
                         ------------



                    The certificate shall bear a statement on both sides

          that the security is subject to the following restrictions:



                         This security is held subject to transfer and

                    distribution restrictions of the Louisiana Economic

                    Development and Gaming Corporation set forth in the

                    [Company's Articles of Incorporation] as more fully set

                    forth in the legend attached to this certificate.



                    The legend to be attached to the certificate shall

          provide substantially as follows (or as otherwise specified by

          LEDGC):



                    The purported sale, assignment, transfer, pledge or

               other disposition of this security must receive the prior

               approval of the Louisiana Economic Development and Gaming

               Corporation.  The purported sale, assignment, transfer,

               pledge or other disposition of any security or securities

               issued by the company is void unless approved in advance by the Louisiana Economic Development and Gaming Corporation.

               If at any time an individual owner of any such security is determined to be disqualified under the Louisiana Economic

               Development and Gaming Act to continue as a licensee or

               suitable person to hold such security, the company shall

               ensure that the holder does not receive any dividend or

               interest upon any such security, exercise, directly or

               indirectly through any trustee or nominee, any voting right conferred by such security, receive remuneration in any form from the Company or Harrah's Jazz Company for services

               rendered or otherwise receive any economic benefit from the company or Harrah's Jazz Company, or function as a manager,

               officer, director or partner of the company or Harrah's Jazz

               Company.

               EXHIBIT H-5
               -----------



                         Form of Security Legend Regarding Partnership
                         ---------------------------------------------

          Agreement Transfer Restrictions and Redemption Requirements
          -----------------------------------------------------------



                    The certificate shall bear a statement that the

          security is subject to the following restrictions:



                         This security is held subject to transfer

                    restrictions and redemption requirements of Harrah's

                    Jazz Company set forth in the [Company's Articles of

                    Incorporation] as more fully set forth in the legend

                    attached to this certificate.



                    The legend to be attached to the certificate shall

          provide substantially as follows:



                    This security is held subject to the transfer

               restrictions described in Article 6 of that certain Amended and Restated Partnership Agreement of Harrah's Jazz Company

               dated as of March 15, 1994, and any transfer in violation of such restrictions shall be void at its inception.



                    This security is held subject to the condition that the

               [corporation] has the absolute right to redeem this security by action of the [Board of Directors], if in the judgment of the [Board of Directors] any holder of this security is

               determined by any gaming regulatory agency to be unsuitable,

               or has an application for license or permit rejected, or has a previously issued license or permit rescinded, suspended,

               revoked or not renewed, as the case may be, or that such

               action should be taken to the extent necessary to avoid any regulatory sanctions or, to prevent the loss of or secure

               the reinstatement of any gaming license, franchise or other entitlement from any governmental agency held by the

               [corporation], any affiliate of the [corporation] or any

               entity in which such affiliate or [corporation] is a an

               owner, which gaming license, franchise or other entitlement is (i) conditioned upon some or all of the holders of

               securities or interest in such entity possessing prescribed qualifications, or (ii) needed to allow the conduct of any portion of the business of the [corporation] or any such

               affiliate or entity.  The terms of such redemption shall

               permit the [corporation] to redeem this security at a

               redemption price equal to the fair market value of this

               security, excluding any dividends or other remuneration

               thereon from the date the [corporation] receives notice of a determination of unsuitability or disqualification from the government agency, or in such lesser amount as may be

               specified by any applicable gaming law, regulation or rule.

               From and after the redemption date or such earlier date as mandated by any applicable gaming law, regulation or rule,

               any and all rights of whatever nature, which may be held by the owners of any equity securities of the [corporation]

               selected for redemption (including any rights to vote or

               participate in any distributions of the [corporation]),

               shall cease and terminate and they shall thereafter be

               entitled only to receive that amount payable upon

               redemption.

                     FIRST AMENDMENT TO THE AMENDED AND RESTATED
                    PARTNERSHIP AGREEMENT OF HARRAH'S JAZZ COMPANY

                    THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED PARTNERSHIP AGREEMENT OF HARRAH'S JAZZ COMPANY (the "Amendment") is entered into this 14th day of March 1994, effective as of March 15, 1994, by and among HARRAH'S NEW ORLEANS INVESTMENT COMPANY, a Nevada corporation ("Harrah's"), NEW ORLEANS/LOUISIANA DEVELOPMENT CORPORATION, a Louisiana corporation ("NOLDC"), and GRAND PALAIS CASINO, INC., a Delaware corporation ("Grand Palais").

                                       RECITALS
                                       --------

                    A. Harrah's, NOLDC and Grand Palais are general partners of Harrah's Jazz Company (the "Partnership"), a Louisiana general partnership continued pursuant to that certain Amended and Restated Partnership Agreement effective as of March 15, 1994 (the "Partnership Agreement").

                    B. Harrah's, NOLDC and Grand Palais desire to amend the Partnership Agreement.

                                      AGREEMENT
                                      ---------

                    NOW, THEREFORE, Harrah's, NOLDC and Grand Palais hereby amend the Partnership Agreement as follows:


                    1.   The following sentence is added at the end of
          Section 4.05(b) of the Partnership Agreement:

                    Notwithstanding the foregoing, if, as of the date that the Casino Operating Contract is acquired by the Partnership, Grand Palais has not delivered the releases and evidence of termination required by
                    Section 10.03(a)(v) hereof, then, until such items are delivered, the claims of any Indemnified Person(s) under Section 10.02(a) hereof shall not be subject or subordinate to the rights of Institutional Investors holding secured interests in the Partnership Interest of Grand Palais and its direct or indirect transferees.

                    2.   The following clause is added to the end of
          Section 10.03(a)(i) of the Partnership Agreement:

                    ; provided that the release and evidence of termination required by Section 10.03(a)(v) hereof shall have been satisfied.

                    3.   The following sentence is added at the end of
          Section 10.03(a)(v) of the Partnership Agreement:

                    At such time as Grand Palais shall deliver to Harrah's and NOLDC: (A) an absolute and unconditional release of all of the Indemnified Persons of Harrah's and Indemnified Persons of NOLDC in a form satisfactory to Harrah's and NOLDC duly executed by Caesar's New Orleans, Inc., and any Affiliates of Caesar's New Orleans, Inc. having claims with respect to those matters set forth in Exhibit E hereto; and (B) evidence, satisfactory to First American Title Insurance Company or its successor in its sole discretion, of the termination of that certain Management Agreement by Grand Palais and Caesar's New Orleans, Inc., dated April 27, 1993, recorded April 29, 1993, recorded under N.A. No. 93-18483, as Mortgage Office Instrument No. 2068951, in MOB 2951, folio 123; then, the security interest granted hereby by Grand Palais with respect to a thirty two and one-third percent (32 1/3%) Percentage Share shall be released by Harrah's and NOLDC on behalf of their respective Indemnified Persons.

                    4.   The following sentence is added at the end of
          Section 10.03(a)(iii) of the Partnership Agreement:

                    Notwithstanding the foregoing, in no event shall Grand Palais' one percent (1%) Percentage Share be released until the release and evidence of termination conditions of Section 10.03(a)(v) hereof shall have been satisfied.

                    5. Except as amended by this Amendment, the Partnership Agreement shall be unchanged and shall remain in full force and effect.

                    6. This Amendment may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

                    THUS DONE AND PASSED in multiple originals in Orleans Parish in the State of Louisiana, on the date first above written.

                                             HARRAH'S NEW ORLEANS
                                             INVESTMENT COMPANY, a Nevada
                                             corporation


                                             By /s/ Colin V. Reed
                                                -------------------------
                                                  Colin V. Reed
                                                  Senior Vice President

                                             NEW ORLEANS/LOUISIANA
                                             DEVELOPMENT CORPORATION, a
                                             Louisiana corporation

                                             By /s/ Wendell H. Gauthier
                                               ----------------------------
                                                  Wendell H. Gauthier,
                                                  Chairman of the Board


                                             GRAND PALAIS CASINO, INC., a
                                             Delaware corporation


                                             By /s/ Christopher B. Hemmeter
                                                ----------------------------
                                                  Christopher B. Hemmeter,
                                                  Chairman of the Board

                                   ACKNOWLEDGEMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


                    BEFORE ME, the undersigned notary public duly qualified in and for the Parish and State aforesaid, personally came and appeared:

                                    Colin V. Reed

          who, after being duly sworn did declare to me that he is the Senior Vice President of Harrah's New Orleans Investment Company and that by and with the authority of the Board of Directors of Harrah's New Orleans Investment Company, he executed the foregoing First Amendment to the Amended and Restated Partnership Agreement of Harrah's Jazz Company as the free and voluntary act and deed of such corporation for the purposes therein set forth.

                    IN WITNESS WHEREOF, we have hereby subscribed our names on this 14th day of March, 1994.

                                             /s/ Colin V. Reed
                                             ------------------------------
          WITNESSES:                         Colin V. Reed
          /s/ Dennis Bourgeois
          -------------------------------
          /s/ Donna J. Mueller
          -------------------------------

                           /s/ Thomas Y. Roberson, Jr.
                           ----------------------------
                                   Notary Public


          My commission expires:
                 At death

                                   ACKNOWLEDGEMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


                    BEFORE ME, the undersigned notary public duly qualified in and for the Parish and State aforesaid, personally came and appeared:

                                 Wendell H. Gauthier

          who, after being duly sworn did declare to me that he is the Chairman of New Orleans/Louisiana Development Corporation and that by and with the authority of the Board of Directors of New Orleans Louisiana Development Corporation, he executed the foregoing First Amendment to the Amended and Restated Partnership Agreement of Harrah's Jazz Company as the free and voluntary act and deed of such corporation for the purposes therein set forth.

                    IN WITNESS WHEREOF, we have hereby subscribed our names on this 14th day of March, 1994.

                                             /s/ Wendell H. Gauthier
                                             ----------------------------
          WITNESSES:                         Wendell H. Gauthier

          /s/ Dennis Bourgeois
          -----------------------

          /s/ Donna J. Mueller
          -----------------------

                             /s/ Thomas Y. Roberson, Jr.
                             ----------------------------
                                     Notary Public


          My commission expires:
                 At death

                                   ACKNOWLEDGEMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


                    BEFORE ME, the undersigned notary public duly qualified in and for the Parish and State aforesaid, personally came and appeared:

                               Christopher B. Hemmeter

          who, after being duly sworn did declare to me that he is the Chairman of Grand Palais Casino, Inc. and that by and with the authority of the Board of Directors of Grand Palais Casino, Inc., he executed the foregoing First Amendment to the Amended and Restated Partnership Agreement of Harrah's Jazz Company as the free and voluntary act and deed of such corporation for the purposes therein set forth.

                    IN WITNESS WHEREOF, we have hereby subscribed our names on this 14th day of March, 1994.


                                             /s/ Christopher B. Hemmeter
                                             ----------------------------
          WITNESSES:                         Christopher B. Hemmeter

          /s/ Dennis Bourgeois
          --------------------

          /s/ Donna J. Mueller
          --------------------

                           /s/ Thomas Y. Roberson, Jr.
                           ---------------------------
                                  Notary Public


          My commission expires:
                 At death